UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports To Stockholders.

Ohio National Fund, Inc.

Annual Report

December 31, 2019

83.13
+1.19
57.30
+1.80
74.40
+5.09
57.01
+1.19
14.38
+1.80
+2.65

Presidents’

Message

Dear Investor:

2019 was an outstanding year for financial asset performance. Major domestic stock market indices posted returns in excess of 25%, while major domestic fixed income indices posted high-single digit returns. Major foreign stock market indices also posted strong positive returns, although not as large as domestic stock market indices.

Entering the year, market participants had two primary concerns. Firstly, that the Federal Reserve would continue to increase the Federal Funds rate and choke economic expansion. This concern was alleviated as the Federal Reserve reversed course and reduced the Fed Funds rate three times in 2019, for a total cut of 0.75%. Meanwhile, central banks around the world indicated their willingness to continue a more accommodative monetary policy, given the prospect of slower global growth. Equity and fixed income markets reacted favorably to this stance, as equity markets rose, and interest rates declined. Secondly, market participants were concerned about an escalation of the trade war between the U.S. and China, and its impact on global growth. While trade issues have not been fully resolved, the U.S. and China signed a phase I trade deal, which in essence is a temporary truce. Market participants were generally pleased that the prospect of an all-out trade war with China, and a resulting global recession, is less likely. Equity markets reacted favorably again, driving major domestic stock market indices to all-time highs.

The U.S. economy slowed during 2019, but Gross Domestic Product (“GDP”) growth remains roughly 2%. The unemployment rate is 3.5%, which represents a fifty year low. The rate of inflation is relatively low at 2.3%, and interest rates declined materially in 2019. Lastly, corporate profits are near all-time highs, although corporate profit growth slowed during 2019.

Michael J. DeWeirdt, CFA, FRM	Gary R. Rodmaker, CFA, FLMI
President, Ohio National Fund, Inc.	President, Ohio National Investments, Inc.

Equity Markets

Equity markets provided strong positive returns in 2019. Domestic indices outperformed international and emerging market indices by a wide margin. Within the domestic equity market, the S&P 500® (large cap), S&P MidCap 400® and Russell 2000® (small cap) indices all posted strong positive returns, ranging from 25.5% to 31.5%. Large cap indices outperformed both mid cap and small cap indices for the year. Growth stocks continued to outperform value stocks during the period. The Russell 1000® Growth Index provided a return of 36.4%, while the Russell 1000® Value Index provided a return of 26.5%. Within the foreign equity markets, international indices of developed countries outperformed emerging market indices. Slowing global growth disproportionally impacted emerging market indices.

A summary of returns for key equity benchmarks is presented below:

Index	2019 U.S. Dollar Total Return (price and dividend)

S&P 500®	31.5%
Russell 1000® Growth	36.4%
Russell 1000® Value	26.5%
S&P MidCap 400®	26.2%
Russell 2000® Small Cap	25.5%
MSCI All Country World Ex-USA (Net – USD)	21.5%
MSCI Emerging Market	18.4%

Fixed Income Markets

Fixed income markets also provided strong positive returns in 2019. The Federal Reserve changed course during the year, going from a restrictive stance to an accommodative stance. The Federal Reserve cut the Federal Funds rate by 0.75% during the year, and indicated that they will likely hold the Federal Funds rate at its current level for an extended period of time.

Long-term interest rates declined across the curve during the year, in response to the Federal Reserve’s policy change and the prospect of slowing global growth. The 10-year U.S. Treasury rate, for example, declined 0.77% during the year, ending at 1.92%. In addition, credit spreads tightened, producing higher total returns for corporate bonds, but lower current yields.

The Bloomberg Barclays US Aggregate Bond Index posted a total return of 8.7% in 2019. Lower quality indices, like the Bloomberg Barclays Corporate Index and the Bloomberg Barclays US Corporate High Yield Index, provided higher total returns of 14.5% and 14.3%, respectively. Other higher quality indices, such as the Bloomberg Barclays US Treasury Index and the Bloomberg Barclays US Securitized Index, provided lower total returns of 6.9% and 6.4%, respectively. The table below illustrates the returns of the various indices.

Index	2019 U.S. Dollar Total Return (price and interest)

Bloomberg Barclays US Aggregate	8.7%
Bloomberg Barclays US Treasury	6.9%
Bloomberg Barclays Securitized	6.4%
Bloomberg Barclays Corporate	14.5%
Bloomberg Barclays US Corporate High Yield	14.3%

The Ohio National Fund, Inc.

In 2019, the Ohio National Fund, Inc. portfolios turned in strong performance, with 15 of 18 actively managed funds beating their peers. In addition, the returns of the three index portfolios, before expenses, performed in line with their respective indices. The fund family continues to offer a wide array of investment options that can be used to build a diversified portfolio.

Looking Ahead

The consensus view is for the U.S. economy to grow at roughly 2% in 2020. The unemployment rate is expected to stay below 4%, and the inflation rate is expected to be about 2%, as measured by the Consumer Price Index (CPI). Wage growth is expected to be slightly higher than the rate of inflation, which should keep the U.S. consumer healthy. Corporate profits are expected to moderate, but remain strong. Lastly, the Federal Reserve is expected to remain accommodative, and leave the Federal Funds rate at its current level for an extended period of time in 2020. In short, the domestic economic backdrop remains favorable in the near term.

The global economic outlook has improved slightly in recent months. While global growth slowed in 2019, the signing of the phase I trade deal between the U.S. and China has provided some reason for optimism. Central banks around the world continue to embrace accommodative monetary policies, driving interest rates below zero in many cases, in an effort to spur growth. Geopolitical risks continue, including the impact of Brexit, and strained relationships with countries like Iran, North Korea, and Russia. Also, as of this writing, concerns over a possible pandemic from the Coronavirus and the impact of actions to contain it are emerging. These actions could slow world growth, temper stocks and push down yields on bonds.

Equity markets around the world have started the year mixed, currently focused on the impact of the Coronavirus. Valuations appear to be fairly high domestically, so there is little room for error, or a negative exogenous event. That said, the domestic economic backdrop remains supportive. The outlook for interest rates is for stability in the Federal Funds rate, and accommodative central bank policies around the world in the near term. In this environment, we believe that staying the course in a well-diversified portfolio will serve one well over the long term.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)

Objective/Strategy

The ON Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

Performance as of December 31, 2019

Average Annual returns
One year	14.73%
Five years	4.53%
Ten years	4.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.59% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 14.73% versus 14.23% for its benchmark, the ICE BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate 75 basis points during the year. In this environment, longer duration bonds generally outperformed shorter duration bonds. Corporate credit spreads tightened during the year, with lower quality bonds generally outperforming higher quality bonds. From an investment strategy perspective, the Portfolio was positioned with an overweight to lower credit quality and shorter duration bonds versus the benchmark throughout the year. The Portfolio’s lower credit quality contributed to relative performance, while its shorter duration detracted slightly from relative performance. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Security selection was the largest driver of the Portfolio’s outperformance. Security selection in the Consumer Staples, Financials, Materials and Energy sectors was especially beneficial. Sector allocation in the Communication Services and Consumer Discretionary sectors detracted slightly from relative performance. Other sector weightings did not materially affect performance versus the benchmark. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Bayer U.S. Finance II LLC 4.875% due 2048, Anheuser-Busch InBev Worldwide, Inc. 4.600% due 2048, and Marathon Petroleum Corp. 4.750% due 2044. Each of these bonds is a longer duration bond and experienced spread tightening during the year. The top three detractors to the Portfolio’s performance relative to the benchmark were U.S. Treasury Note 2.375% due 2049, AEP Transmission Co. LLC 3.750% due 2047, and U.S. Treasury Note 1.500% due 2024. These bonds were held for a short period of time during the year, which contributed to their lower performance versus the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

3	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Corporate Bonds (4)	89.4
U.S. Treasury Obligations	3.8
Asset-Backed Securities (4)	2.7
Sovereign Issues	1.1
Money Market Funds and Other Net Assets	3.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

% of Net Assets
1. U.S. Treasury Note	3.1
1.625%, 11/15/2022
2. Campbell Soup Co.	1.5
4.150%, 03/15/2028
3. Aircastle Ltd.	1.5
4.125%, 05/01/2024
4. Lear Corp.	1.4
3.800%, 09/15/2027
5. B.A.T. Capital Corp.	1.4
3.215%, 09/06/2026
6. UnitedHealth Group, Inc.	1.1
3.875%, 12/15/2028
7. Expedia Group, Inc.	1.1
5.000%, 02/15/2026
8. CVS Health Corp.	1.1
4.100%, 03/25/2025
9. AbbVie, Inc.	1.1
4.250%, 11/21/2049
10. Kinross Gold Corp.	1.1
4.500%, 07/15/2027

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	25.4
Industrials	10.6
Materials	9.3
Energy	9.0
Consumer Staples	7.2
Utilities	6.7
Health Care	6.6
Consumer Discretionary	5.5
Communication Services	5.5
Real Estate	4.6
Information Technology	1.7

92.1

Ohio National Fund, Inc.	ON Bond Portfolio

Schedule of Investments	December 31, 2019

Corporate Bonds – 89.4%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 5.5%
AT&T, Inc. (Diversified Telecom. Svs.)		QL + 118	06/12/2024	$2,000,000	$2,034,703
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	1,000,000	1,047,427
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	1,000,000	1,148,836
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	3,039,409
Discovery Communications LLC (Media)		3.950%	03/20/2028	900,000	959,598
Lamar Media Corp. (Media)		5.750%	02/01/2026	500,000	529,950
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	2,100,000	2,112,840
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	1,000,000	1,033,280
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	1,040,569
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,166,849
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,735,509

					15,848,970

CONSUMER DISCRETIONARY – 5.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,133,848
Aptiv PLC (Auto Components)		4.350%	03/15/2029	1,000,000	1,083,719
Dollar General Corp. (Multiline Retail)		4.125%	05/01/2028	2,000,000	2,181,776
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5.000%	02/15/2026	3,000,000	3,306,693
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	3,017,984
KB Home (Household Durables)		4.800%	11/15/2029	300,000	306,000
Lear Corp. (Auto Components)		3.800%	09/15/2027	4,000,000	4,035,769
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,051,545

					16,117,334

CONSUMER STAPLES – 7.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,306,703
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,182,638
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	2,275,473
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	4,000,000	4,026,234
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	4,000,000	4,337,565
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	3,000,000	3,122,571
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	907,858
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,621,597

					20,780,639

ENERGY – 9.0%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	2,000,000	2,088,018
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	2,044,782
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,034,986
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	932,190
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	2,000,000	2,101,001
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	2,188,981
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	900,000	902,281
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,054,291
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	1,016,193
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,175,934
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	899,319
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	1,096,320
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,198,161
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	03/31/2022	1,800,000	1,755,000
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	1,137,784
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	1,060,278
Transocean Pontus Ltd. (Energy Equip. & Svs.)	(a)	6.125%	08/01/2025	1,112,500	1,140,312
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	1,000,000	1,024,110
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,041,889
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,124,344

					26,016,174

FINANCIALS – 25.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	3,000,000	3,073,395
American Express Co. (Consumer Finance)		QL + 75	08/03/2023	1,000,000	1,008,415
American International Group, Inc. (Insurance)		3.875%	01/15/2035	2,500,000	2,649,002
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,073,851
Bank of America Corp. (Rate is fixed until 01/23/2025, at which point, the rate becomes QL + 81) (Banks)	(b)	3.366%	01/23/2026	2,000,000	2,090,958
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b)	4.244%	04/24/2038	1,000,000	1,150,364
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	2,920,260
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	947,691

5	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Citigroup, Inc. (Banks)			4.400%	06/10/2025	$2,000,000	$2,172,049
Citigroup, Inc. (Banks)			3.700%	01/12/2026	1,000,000	1,065,456
Citigroup, Inc. (Banks)			4.450%	09/29/2027	2,000,000	2,200,946
Deutsche Bank AG (Capital Markets)			2.700%	07/13/2020	2,000,000	2,001,377
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b	)	4.682%	08/09/2028	2,000,000	2,090,000
E*TRADE Financial Corp. (Capital Markets)			2.950%	08/24/2022	1,800,000	1,832,871
Ford Motor Credit Co. LLC (Consumer Finance)			3.157%	08/04/2020	1,400,000	1,405,532
Ford Motor Credit Co. LLC (Consumer Finance)			QL + 88	10/12/2021	2,000,000	1,982,839
General Motors Financial Co., Inc. (Consumer Finance)			3.200%	07/06/2021	2,000,000	2,027,156
General Motors Financial Co., Inc. (Consumer Finance)			QL + 99	01/05/2023	2,000,000	1,988,041
General Motors Financial Co., Inc. (Consumer Finance)			4.350%	01/17/2027	1,000,000	1,050,180
Goldman Sachs Group, Inc. / The (Capital Markets)			3.750%	05/22/2025	2,000,000	2,121,043
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 116) (Capital Markets)	(b	)	3.814%	04/23/2029	2,000,000	2,142,285
Intercontinental Exchange, Inc. (Capital Markets)			3.750%	12/01/2025	1,000,000	1,076,298
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)			4.850%	01/15/2027	1,800,000	1,986,021
JPMorgan Chase & Co. (Banks)			3.900%	07/15/2025	2,023,000	2,183,083
JPMorgan Chase & Co. (Banks)			3.625%	12/01/2027	2,000,000	2,110,754
Marsh & McLennan Cos., Inc. (Insurance)			3.500%	06/03/2024	1,400,000	1,469,606
Morgan Stanley (Capital Markets)			QL + 140	10/24/2023	1,260,000	1,287,198
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	1,000,000	1,071,730
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(b	)	4.431%	01/23/2030	2,000,000	2,259,106
Nasdaq, Inc. (Capital Markets)			3.850%	06/30/2026	2,000,000	2,140,822
PNC Bank NA (Banks)			2.700%	10/22/2029	2,500,000	2,494,889
Progressive Corp. / The (Insurance)			2.450%	01/15/2027	900,000	902,770
Royal Bank of Scotland Group PLC (Rate is fixed until 11/01/2024, at which point, the rate becomes H15T5Y + 210) (Banks)	(b	)	3.754%	11/01/2029	1,200,000	1,224,473
Synchrony Financial (Consumer Finance)			4.250%	08/15/2024	1,000,000	1,066,463
Synchrony Financial (Consumer Finance)			5.150%	03/19/2029	2,000,000	2,272,823
TD Ameritrade Holding Corp. (Capital Markets)			3.300%	04/01/2027	2,000,000	2,092,741
Teachers Insurance & Annuity Association of America (Insurance)	(a	)	4.270%	05/15/2047	900,000	1,020,499
Truist Bank (Banks)			3.625%	09/16/2025	1,000,000	1,064,791
Wells Fargo & Co. (Banks)			3.000%	04/22/2026	1,000,000	1,027,230
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes QL + 117) (Banks)	(b	)	2.879%	10/30/2030	2,000,000	2,010,848
Wells Fargo & Co. (Banks)			4.650%	11/04/2044	1,000,000	1,172,711
Westpac Banking Corp. (Banks)			QL + 57	01/11/2023	1,000,000	1,002,421
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b	)	4.322%	11/23/2031	1,800,000	1,904,079

						73,835,067

HEALTH CARE – 6.6%
AbbVie, Inc. (Biotechnology)	(a	)	3.200%	11/21/2029	1,000,000	1,016,674
AbbVie, Inc. (Biotechnology)	(a	)	4.250%	11/21/2049	3,000,000	3,157,330
Bayer U.S. Finance II LLC (Pharmaceuticals)	(a	)	4.875%	06/25/2048	2,000,000	2,286,198
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a	)	3.875%	08/15/2025	2,000,000	2,162,029
CVS Health Corp. (Health Care Providers & Svs.)			4.100%	03/25/2025	3,000,000	3,217,926
HCA, Inc. (Health Care Providers & Svs.)			5.250%	06/15/2026	1,000,000	1,119,302
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			2.950%	06/30/2030	3,000,000	3,002,112
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			3.875%	12/15/2028	3,000,000	3,317,191

						19,278,762

INDUSTRIALS – 7.9%
Air Lease Corp. (Trading Companies & Distributors)			2.250%	01/15/2023	2,000,000	2,000,519
Aircastle Ltd. (Trading Companies & Distributors)			4.125%	05/01/2024	4,000,000	4,199,576
Boeing Co. / The (Aerospace & Defense)			3.200%	03/01/2029	3,000,000	3,124,445
Burlington Northern Santa Fe LLC (Road & Rail)			4.550%	09/01/2044	900,000	1,069,962
FedEx Corp. (Air Freight & Logistics)			4.900%	01/15/2034	2,000,000	2,279,743
Lockheed Martin Corp. (Aerospace & Defense)			3.600%	03/01/2035	1,000,000	1,091,375
Northrop Grumman Corp. (Aerospace & Defense)			2.930%	01/15/2025	2,500,000	2,575,575
Parker-Hannifin Corp. (Machinery)			4.200%	11/21/2034	1,400,000	1,547,152
Union Pacific Corp. (Road & Rail)			3.250%	08/15/2025	1,000,000	1,053,245
United Rentals North America, Inc. (Trading Companies & Distributors)			5.250%	01/15/2030	2,000,000	2,152,600
Waste Connections, Inc. (Commercial Svs. & Supplies)			4.250%	12/01/2028	1,800,000	2,004,748

						23,098,940

INFORMATION TECHNOLOGY – 1.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)			2.200%	09/11/2029	1,000,000	979,713
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			4.900%	10/15/2025	850,000	943,855

6	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)			4.100%	02/06/2037	$ 900,000	$1,061,708
Microsoft Corp. (Software)			4.450%	11/03/2045	900,000	1,123,522
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)			4.875%	03/01/2024	900,000	958,876

						5,067,674

MATERIALS – 9.3%
Anglo American Capital PLC (Metals & Mining)	(a	)	4.750%	04/10/2027	1,000,000	1,092,675
Anglo American Capital PLC (Metals & Mining)	(a	)	4.000%	09/11/2027	900,000	942,041
Cemex S.A.B de C.V. (Construction Materials)	(a	)	5.450%	11/19/2029	600,000	627,000
Dow Chemical Co. / The (Chemicals)			4.250%	10/01/2034	2,000,000	2,188,298
Kinross Gold Corp. (Metals & Mining)			4.500%	07/15/2027	3,000,000	3,142,500
Martin Marietta Materials, Inc. (Construction Materials)			3.500%	12/15/2027	3,000,000	3,111,409
Mosaic Co. / The (Chemicals)			4.050%	11/15/2027	3,000,000	3,111,841
Nutrien Ltd. (Chemicals)			4.200%	04/01/2029	1,900,000	2,092,562
Packaging Corp. of America (Containers & Packaging)			3.400%	12/15/2027	2,000,000	2,091,540
RPM International, Inc. (Chemicals)			4.250%	01/15/2048	3,000,000	2,936,969
Steel Dynamics, Inc. (Metals & Mining)			2.800%	12/15/2024	2,000,000	2,010,932
Syngenta Finance N.V. (Chemicals)	(a	)	5.182%	04/24/2028	1,000,000	1,076,569
Yamana Gold, Inc. (Metals & Mining)			4.625%	12/15/2027	2,381,000	2,488,192

						26,912,528

REAL ESTATE – 4.6%
Alexandria Real Estate Equities, Inc. (Equity REIT)			3.950%	01/15/2028	1,000,000	1,073,214
Crown Castle International Corp. (Equity REIT)			4.000%	03/01/2027	1,800,000	1,941,562
Federal Realty Investment Trust (Equity REIT)			3.250%	07/15/2027	2,000,000	2,071,332
Healthcare Realty Trust, Inc. (Equity REIT)			3.875%	05/01/2025	1,400,000	1,472,116
Healthcare Realty Trust, Inc. (Equity REIT)			3.625%	01/15/2028	1,000,000	1,035,561
Healthpeak Properties, Inc. (Equity REIT)			4.000%	06/01/2025	1,500,000	1,611,269
Highwoods Realty LP (Equity REIT)			4.200%	04/15/2029	2,000,000	2,148,605
Welltower, Inc. (Equity REIT)			4.250%	04/01/2026	1,000,000	1,087,923
Welltower, Inc. (Equity REIT)			2.700%	02/15/2027	1,000,000	1,003,101

						13,444,683

UTILITIES – 6.7%
AEP Transmission Co. LLC (Electric Utilities)			4.000%	12/01/2046	1,000,000	1,109,783
AEP Transmission Co. LLC (Electric Utilities)			3.750%	12/01/2047	1,351,000	1,449,487
American Water Capital Corp. (Water Utilities)			4.300%	12/01/2042	1,400,000	1,559,641
Berkshire Hathaway Energy Co. (Multi-Utilities)			3.250%	04/15/2028	1,900,000	2,006,357
Commonwealth Edison Co. (Electric Utilities)			4.350%	11/15/2045	2,000,000	2,339,996
Connecticut Light & Power Co. / The (Electric Utilities)			4.000%	04/01/2048	1,000,000	1,144,696
Duke Energy Corp. (Electric Utilities)			3.750%	09/01/2046	1,000,000	1,031,191
Eversource Energy (Electric Utilities)			3.300%	01/15/2028	1,000,000	1,029,343
FirstEnergy Transmission LLC (Electric Utilities)	(a	)	4.550%	04/01/2049	1,800,000	2,057,045
Florida Power & Light Co. (Electric Utilities)			3.150%	10/01/2049	2,000,000	2,015,793
Jersey Central Power & Light Co. (Electric Utilities)	(a	)	4.300%	01/15/2026	900,000	979,085
Public Service Electric & Gas Co. (Multi-Utilities)			3.600%	12/01/2047	1,500,000	1,621,001
Southwest Gas Corp. (Gas Utilities)			3.875%	04/01/2022	1,000,000	1,031,994

						19,375,412

Total Corporate Bonds (Cost $246,383,085)						$259,776,183

U.S. Treasury Obligations – 3.8%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			1.625%	11/15/2022	$9,000,000	$9,001,686
U.S. Treasury Note			2.375%	11/15/2049	2,000,000	1,991,012

Total U.S. Treasury Obligations (Cost $11,094,278)						$10,992,698

Asset-Backed Securities – 2.7%			Rate	Maturity	Face Amount	Value
INDUSTRIALS – 2.7%
Air Canada 2017-1 Class B Pass Through Trust	(a	)	3.700%	01/15/2026	$2,255,291	$2,248,333
American Airlines 2015-1 Class B Pass Through Trust			3.700%	05/01/2023	2,869,559	2,888,774
United Airlines 2016-1 Class B Pass Through Trust			3.650%	01/07/2026	1,568,750	1,592,861
United Airlines 2019-2 Class AA Pass Through Trust			2.700%	05/01/2032	1,000,000	1,002,873

Total Asset-Backed Securities (Cost $7,696,045)						$7,732,841

Sovereign Issues – 1.1%			Rate	Maturity	Face Amount	Value
Mexico Government International Bond			3.750%	01/11/2028	$3,000,000	$3,117,000

Total Sovereign Issues (Cost $2,989,301)						$3,117,000

7	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Money Market Funds – 1.1%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(c	)	3,249,260	$3,249,584

Total Money Market Funds (Cost $3,249,584)				$3,249,584

Total Investments – 98.1% (Cost $271,412,293)	(d	)		$284,868,306
Other Assets in Excess of Liabilities – 1.9%				5,596,563

Net Assets – 100.0%				$290,464,869

Percentages are stated as a percent of net assets.
Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.690% at 12/31/2019
QL:	Quarterly U.S. LIBOR Rate, 1.908% at 12/31/2019
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.690% at 12/31/2019
USSW5:	USD Swap Semi 30/360 5 Year, 1.729% at 12/31/2019

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2019, the value of these securities totaled $23,654,348, or 8.1% of the Portfolio’s net assets.

(b)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2019.

(c)	Rate represents the seven-day yield at December 31, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

8

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Balanced Allocation Portfolio (formerly the ON Omni Portfolio) seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2019

Average Annual returns
One year	29.29%
Five years	8.53%
Ten years	10.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.53% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 29.29% versus 31.49% for its benchmark, the S&P 500 Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500 Index and 30% ICE BofA Merrill Lynch U.S. Corporate Master Index, returned 26.30% for the year-ended December 31, 2019.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Omni Portfolio to ON BlackRock Balanced Allocation Portfolio. The Portfolio’s primary and secondary benchmarks were unchanged. The fixed income sleeve of the Portfolio was managed throughout the year by the Fund’s adviser, Ohio National Investments, Inc. (“ONI”).

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio returned 10.84% versus 8.01% for the S&P 500 Index and 6.24% for the secondary benchmark, respectively.

For the period from February 1, 2019 to December 31, 2019 (the “latter eleven-month period”), the Portfolio returned 16.65% versus 21.73% for the S&P 500 Index and 18.88% for the secondary benchmark, respectively.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk/ONI: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance.

A. BlackRock/ONI: After outperforming its benchmark during the first few months of the latter eleven-month period, the Portfolio was challenged through the remainder of the year, underperforming the benchmark in each of the last three quarters. Despite driving the outperformance earlier in the year, the Portfolio’s trend- and sentiment-based insights struggled considerably during the latter half of the year and were responsible for the bulk of the Portfolio’s underperformance. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio’s trend-based insights. Similarly, these sharp, macro-driven inflection points often resulted in a disconnect between stock returns and company-specific sentiment, creating a challenging environment for the Portfolio’s sentiment insights. Cross-market sentiment insights struggled in particular, specifically those seeking to capture the sentiment of informed bond and credit default swap investors.

Investment insights designed to evaluate company fundamentals hindered relative returns considerably through the end of the third quarter. Most specifically, insights seeking to identify relative value opportunities were challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. In the final months of the year, investor mentality shifted as they began to seek out pockets of relative value, leading to a slight performance improvement for this group of signals. Despite the modest rebound in performance late in the year, in aggregate, the Portfolio’s relative value insights were significant detractors from relative returns for the latter eleven-month period. Also evaluating company fundamentals, the Portfolio’s quality insights were mixed throughout the period. Though this group of insights detracted modestly in aggregate, struggling somewhat in the final months of the year, select signals added meaningfully to relative returns and provided ballast to performance among fundamental signals. Stronger performance among many of the Portfolio’s quality insights was unsurprising, given investor preference for sustainable, high-quality businesses, amidst increased market uncertainty.

As it relates to the fixed income sleeve, the Portfolio benefited from declining interest rates and tighter corporate bond spreads during the period. The Portfolio’s exposure to lower quality corporate bonds benefited performance versus the fixed income portion of the benchmark. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk/ONI: For the first one-month period, both sector allocation and security selection contributed to relative outperformance during the period. Stock selection in Health Care and Consumer Discretionary contributed to relative outperformance, while stock selection in Communication Services detracted from relative performance. For the fixed income portion of the Portfolio, the Information Technology, Utilities and Energy sectors had positive contributions to performance, while the Consumer Discretionary sector detracted from performance. Security selection in the Energy, Information Technology and Financials sectors also contributed to performance.

A. BlackRock/ONI: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, modest underweights to the Energy and Real Estate sectors throughout much of the latter eleven-month period contributed to relative performance, as both sectors underperformed the broader market. On the other hand, modest overweights to the Health Care and Industrials sectors detracted from

9	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)

performance, given the weaker performance of these areas. The majority of relative performance was driven by security selection decisions. Stock selection was additive in the Health Care sector, especially among pharmaceutical and biotechnology companies. In contrast, selection within the Financials sector, in particular the capital markets industry, was a notable detractor from relative performance. Stock selection in the Communication Services and Industrials sectors, especially among road and rail companies, also hindered relative returns. (1)

For the fixed income portion of the Portfolio, the Consumer Staples, Financial, Materials, and Energy sectors had positive contributions to performance, while the Communication Services and Consumer Discretionary sectors detracted from performance relative to the fixed income benchmark. Security selection in each of these sectors contributed to the relative performance. The fixed income portion of the Portfolio underperformed the S&P 500 Index for all performance periods. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk/ONI: Top equity contributors for the first one-month period included Sage Therapeutics, Inc., as it announced positive results for a Phase 3 trial in postpartum depression. Celgene Corp. contributed, as it was acquired by Bristol-Myers Squibb Co. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, and announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity. Top contributors for the fixed income portion of the Portfolio for the first one-month period included Canadian Natural Resources Ltd. 4.950% due 2047, The Williams Cos., Inc. 5.400% due 2044, and Synchrony Financial 4.250% due 2024.

Alphabet, Inc. Class C detracted most from relative performance for the first one-month period, as there were concerns Google would lose its share in online advertising to Amazon.com, Inc. (“Amazon”) and might withdraw its news service in Europe if a “snippet” tax were implemented. A position in Apple, Inc., underweight due to expected phone pricing cuts, was another relative detractor. A third relative detractor was Amazon, as the Portfolio was underweight due to concerns of weaker U.S. e-commerce market share gain and belief that increased regulation of e-commerce in India would negatively impact growth. For the fixed income portion of the Portfolio, the largest detractors for the first one-month period were Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.050% due 2029, Intercontinental Exchange, Inc. 2.750% due 2020, and KLA-Tencor Corp. 3.375% due 2019.

A. BlackRock/ONI: An underweighted Pfizer, Inc. position was the largest contributor to relative performance for the latter eleven-month period, as the pharmaceuticals company struggled during much of 2019. Pfizer’s stock price declined on increasing concerns around the potential of restrictive drug pricing legislation. Additionally, the stock price dropped when the company announced in late July that it would be combining parts of its business with Mylan N.V. The Portfolio’s positioning in Biogen, Inc. was also beneficial to results. An underweight to the stock early in the year was additive, as the share price plummeted on news that its experimental Alzheimer’s drug was unlikely to be effective, and that research on the drug was being stopped. Moving the position to an overweight towards the end of the year further bolstered results, as Biogen’s shares spiked on news that there were new, promising results from research on the Alzheimer’s drug. News that the company was requesting approval from the Federal Drug Administration (“FDA”) on the experimental therapy led to renewed hope among investors and a resulting surge in the stock price. The Portfolio’s positioning in Medtronic PLC (“Medtronic”) further supported relative performance. An overweight position in the middle of the year was particularly beneficial, as Medtronic’s stock price climbed towards the end of second quarter and into the third. Encouraging forward guidance from the company, along with positive earnings announcements, supported the company’s share price. Several promising research projects, including one project to develop memory chips enabling improvement in human memory, helped support investor sentiment on the future of the company as well. Top contributors on the fixed income portion of the Portfolio included American International Group, Inc. 3.875% due 2035, Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700% due 2036, and Kinross Gold Corp. 4.500% due 2027. (1)

In contrast, the Portfolio’s positioning in ConocoPhillips was the top individual detractor for the latter eleven-month period. Maintaining an overweight to the company through the end of the second quarter and much of the third was a drag on relative returns, as downward pressure on oil prices created concerns around the future profitability of the company. An unsuccessful exploration-drilling project in Louisiana was an additional hit to the company, as the expensive operation did not yield viable oil reserves, and the company was forced to sell the acreage. In a similar vein, the Portfolio’s overweight to Halliburton Co. during the first half of the year further dampened relative returns, as there was significant downward pricing pressure on oilfield servicing and fracking due to depressed oil prices and exploration and production activity. This pricing pressure and reduced activity caused share prices to slump. Lastly, the Portfolio’s overweight position in The Charles Schwab Corp. was a persistent drag on results throughout the period. The company struggled amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. For the fixed income portion of the Portfolio, the largest detractors were AEP Transmission Co. LLC 3.750% due 2047, Expedia Group, Inc. 3.250% due 2030, and Public Service Electric & Gas Co. 3.600% due 2047. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk/ONI: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock/ONI: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter eleven-month period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. The Portfolio participated in two IPOs during the latter eleven-month period, which detracted 11 basis points relative to the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

10	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	72.6
Corporate Bonds (4)	25.9
Asset-Backed Securities (4)	0.2
Rights (4)	0.0
Money Market Funds and Other Net Assets	1.3

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	3.7
2. Apple, Inc.	3.4
3. Amazon.com, Inc.	2.4
4. Mastercard, Inc. Class A	1.5
5. Facebook, Inc. Class A	1.5
6. Johnson & Johnson	1.4
7. Exxon Mobil Corp.	1.4
8. Berkshire Hathaway, Inc. Class B	1.4
9. Alphabet, Inc. Class C	1.1
10. Alphabet, Inc. Class A	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities, Rights):

% of Net Assets
Information Technology	17.8
Financials	16.7
Health Care	13.2
Communication Services	9.3
Industrials	8.6
Consumer Discretionary	8.5
Consumer Staples	7.0
Utilities	6.3
Energy	5.6
Real Estate	2.9
Materials	2.8

98.7

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 72.6%			Shares	Value

COMMUNICATION SERVICES – 7.8%
Activision Blizzard, Inc. (Entertainment)			1,189	$70,650
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	4,278	5,729,910
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	4,468	5,973,805
AMC Networks, Inc. Class A (Media)	(a	)	16,166	638,557
AT&T, Inc. (Diversified Telecom. Svs.)			78,801	3,079,543
CenturyLink, Inc. (Diversified Telecom. Svs.)			19,885	262,681
Cinemark Holdings, Inc. (Entertainment)			5,609	189,865
Comcast Corp. Class A (Media)			42,398	1,906,638
Discovery, Inc. Class A (Media)	(a	)	25,553	836,605
Electronic Arts, Inc. (Entertainment)	(a	)	4,957	532,927
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	39,089	8,023,017
Interpublic Group of Cos., Inc. / The (Media)			77,221	1,783,805
Live Nation Entertainment, Inc. (Entertainment)	(a	)	3,009	215,053
Netflix, Inc. (Entertainment)	(a	)	1,090	352,691
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a	)	8,621	160,696
Sirius XM Holdings, Inc. (Media)			258,574	1,848,804
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	4,912	601,376
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)			29,185	742,175
TripAdvisor, Inc. (Interactive Media & Svs.)			7,332	222,746
Twitter, Inc. (Interactive Media & Svs.)	(a	)	9,434	302,360
United States Cellular Corp. (Wireless Telecom. Svs.)	(a	)	14,743	534,139
Verizon Communications, Inc. (Diversified Telecom. Svs.)			75,440	4,632,016
ViacomCBS, Inc. Class A (Media)			2,342	105,086
ViacomCBS, Inc. Class B (Media)			20,941	878,894
Walt Disney Co. / The (Entertainment)			14,850	2,147,756
Yelp, Inc. (Interactive Media & Svs.)	(a	)	7,888	274,739
Zynga, Inc. Class A (Entertainment)	(a	)	71,634	438,400

				42,484,934

CONSUMER DISCRETIONARY – 7.0%
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	950	201,495
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	7,119	13,154,773
AutoNation, Inc. (Specialty Retail)	(a	)	1,318	64,094
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	38	78,042
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			12,985	388,771
Carnival Corp. (Hotels, Restaurants & Leisure)			17,676	898,471
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			15,103	1,562,103
D.R. Horton, Inc. (Household Durables)			16,858	889,259
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			17,286	1,884,347
Dollar General Corp. (Multiline Retail)			12,435	1,939,611
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			493	37,241
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)			8,367	124,334
Ford Motor Co. (Automobiles)			102,907	957,035
General Motors Co. (Automobiles)			32,783	1,199,858
Gentex Corp. (Auto Components)			1,760	51,005
Goodyear Tire & Rubber Co. / The (Auto Components)			32,888	511,573
H&R Block, Inc. (Diversified Consumer Svs.)			26,408	620,060
Harley-Davidson, Inc. (Automobiles)			898	33,397
Home Depot, Inc. / The (Specialty Retail)			22,097	4,825,543
McDonald’s Corp. (Hotels, Restaurants & Leisure)			15,919	3,145,754
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			30,248	3,064,425
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	642	281,363
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a	)	5,424	138,637
Pool Corp. (Distributors)			271	57,555
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			3,510	411,442
Ross Stores, Inc. (Specialty Retail)			899	104,661
Target Corp. (Multiline Retail)			7,420	951,318
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			6,880	387,482
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			1,419	73,348

				38,036,997

CONSUMER STAPLES – 4.9%
Altria Group, Inc. (Tobacco)			25,413	1,268,363
Church & Dwight Co., Inc. (Household Products)			17,446	1,227,152
Coca-Cola Co. / The (Beverages)			24,307	1,345,392
Coca-Cola European Partners PLC (Beverages)			7,076	360,027
Costco Wholesale Corp. (Food & Staples Retailing)			18,008	5,292,911
Estee Lauder Cos., Inc. / The Class A (Personal Products)			14,349	2,963,643
Hershey Co. / The (Food Products)			22,587	3,319,837

12	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value

CONSUMER STAPLES (continued)
Hormel Foods Corp. (Food Products)			10,462	$471,941
Molson Coors Brewing Co. Class B (Beverages)			6,453	347,817
Monster Beverage Corp. (Beverages)	(a	)	7,411	470,969
PepsiCo, Inc. (Beverages)			22,333	3,052,251
Performance Food Group Co. (Food & Staples Retailing)	(a	)	3,855	198,455
Philip Morris International, Inc. (Tobacco)			8,901	757,386
Procter & Gamble Co. / The (Household Products)			36,954	4,615,555
Walmart, Inc. (Food & Staples Retailing)			9,682	1,150,609

				26,842,308

ENERGY – 2.9%
ConocoPhillips (Oil, Gas & Consumable Fuels)			14,220	924,726
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			8,316	285,239
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			3,429	89,051
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			27,147	2,273,833
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			109,865	7,666,380
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			7,110	96,554
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			27,031	1,628,618
National Oilwell Varco, Inc. (Energy Equip. & Svs.)			2,153	53,933
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			10,136	106,428
Phillips 66 (Oil, Gas & Consumable Fuels)			3,560	396,619
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a	)	93,855	386,683
TechnipFMC PLC (Energy Equip. & Svs.)			5,635	120,814
Transocean Ltd. (Energy Equip. & Svs.)	(a	)	26,286	180,848
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			10,919	1,022,564
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			30,304	718,811

				15,951,101

FINANCIALS – 9.9%
Affiliated Managers Group, Inc. (Capital Markets)			5,517	467,511
Aflac, Inc. (Insurance)			3,053	161,504
Allstate Corp. / The (Insurance)			20,829	2,342,221
Ally Financial, Inc. (Consumer Finance)			25,127	767,881
American Express Co. (Consumer Finance)			16,265	2,024,830
Aon PLC (Insurance)			849	176,838
Arthur J. Gallagher & Co. (Insurance)			8,561	815,264
AXA Equitable Holdings, Inc. (Diversified Financial Svs.)			4,308	106,752
Bank of America Corp. (Banks)			112,692	3,969,012
Bank of New York Mellon Corp. / The (Capital Markets)			14,262	717,806
Bank OZK (Banks)			3,849	117,414
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	32,768	7,421,952
Brown & Brown, Inc. (Insurance)			9,327	368,230
Capital One Financial Corp. (Consumer Finance)			15,284	1,572,876
Charles Schwab Corp. / The (Capital Markets)			29,377	1,397,170
Cincinnati Financial Corp. (Insurance)			10,702	1,125,315
CIT Group, Inc. (Banks)			17,078	779,269
Citigroup, Inc. (Banks)			991	79,171
Citizens Financial Group, Inc. (Banks)			12,950	525,900
CME Group, Inc. (Capital Markets)			6,299	1,264,335
Cullen / Frost Bankers, Inc. (Banks)			9,591	937,808
East West Bancorp, Inc. (Banks)			6,341	308,807
Essent Group Ltd. (Thrifts & Mortgage Finance)			4,246	220,750
Evercore, Inc. Class A (Capital Markets)			1,469	109,822
FactSet Research Systems, Inc. (Capital Markets)			4,956	1,329,695
First American Financial Corp. (Insurance)			18,488	1,078,220
First Citizens BancShares, Inc. Class A (Banks)			276	146,890
First Horizon National Corp. (Banks)			3,321	54,996
Globe Life, Inc. (Insurance)			10,933	1,150,698
Hartford Financial Services Group, Inc. / The (Insurance)			1,213	73,714
Intercontinental Exchange, Inc. (Capital Markets)			28,451	2,633,140
Invesco Ltd. (Capital Markets)			627	11,273
JPMorgan Chase & Co. (Banks)			34,547	4,815,852
Lincoln National Corp. (Insurance)			7,835	462,343
Marsh & McLennan Cos., Inc. (Insurance)			5,176	576,658
MetLife, Inc. (Insurance)			3,994	203,574
MGIC Investment Corp. (Thrifts & Mortgage Finance)			2,584	36,615
Moody’s Corp. (Capital Markets)			4,489	1,065,733
Morgan Stanley (Capital Markets)			39,505	2,019,496
Nasdaq, Inc. (Capital Markets)			1,145	122,630
PNC Financial Services Group, Inc. / The (Banks)			810	129,300

13	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
Progressive Corp. / The (Insurance)			6,457	$467,422
Prudential Financial, Inc. (Insurance)			17,350	1,626,389
Reinsurance Group of America, Inc. (Insurance)			275	44,842
S&P Global, Inc. (Capital Markets)			11,752	3,208,884
SEI Investments Co. (Capital Markets)			1,136	74,385
TD Ameritrade Holding Corp. (Capital Markets)			8,121	403,614
Travelers Cos., Inc. / The (Insurance)			954	130,650
Truist Financial Corp. (Banks)			2,977	167,665
U.S. Bancorp (Banks)			12,454	738,398
Unum Group (Insurance)			8,448	246,344
W.R. Berkley Corp. (Insurance)			830	57,353
Wells Fargo & Co. (Banks)			46,071	2,478,620
Willis Towers Watson PLC (Insurance)			1,917	387,119

				53,720,950

HEALTH CARE – 10.6%
Abbott Laboratories (Health Care Equip. & Supplies)			2,280	198,041
AbbVie, Inc. (Biotechnology)			33,982	3,008,766
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,648	286,381
Allergan PLC (Pharmaceuticals)			857	163,833
AmerisourceBergen Corp. (Health Care Providers & Svs.)			8,093	688,067
Amgen, Inc. (Biotechnology)			8,100	1,952,667
Anthem, Inc. (Health Care Providers & Svs.)			8,390	2,534,032
Biogen, Inc. (Biotechnology)	(a	)	3,178	943,008
Bristol-Myers Squibb Co. (Pharmaceuticals)			55,642	3,571,660
Cigna Corp. (Health Care Providers & Svs.)			1,108	226,575
CVS Health Corp. (Health Care Providers & Svs.)			35,008	2,600,744
DexCom, Inc. (Health Care Equip. & Supplies)	(a	)	1,310	286,549
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	8,270	1,929,308
Gilead Sciences, Inc. (Biotechnology)			83,777	5,443,830
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	20,085	1,048,638
Humana, Inc. (Health Care Providers & Svs.)			1,995	731,207
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	3,722	971,926
Incyte Corp. (Biotechnology)	(a	)	2,110	184,245
Johnson & Johnson (Pharmaceuticals)			53,260	7,769,036
McKesson Corp. (Health Care Providers & Svs.)			1,066	147,449
Medtronic PLC (Health Care Equip. & Supplies)			11,015	1,249,652
Merck & Co., Inc. (Pharmaceuticals)			47,043	4,278,561
Mylan N.V. (Pharmaceuticals)	(a	)	20,960	421,296
Pfizer, Inc. (Pharmaceuticals)			67,026	2,626,079
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,941	1,104,287
Stryker Corp. (Health Care Equip. & Supplies)			20,963	4,400,972
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			2,252	731,607
United Therapeutics Corp. (Biotechnology)	(a	)	1,964	172,989
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			11,133	3,272,879
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	3,419	480,917
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	7,153	1,566,149
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	743	245,346
Zoetis, Inc. (Pharmaceuticals)			17,493	2,315,199

				57,551,895

INDUSTRIALS – 6.9%
3M Co. (Industrial Conglomerates)			2,372	418,468
AGCO Corp. (Machinery)			2,981	230,282
Alaska Air Group, Inc. (Airlines)			1,284	86,991
Allegion PLC (Building Products)			23,896	2,976,008
AMETEK, Inc. (Electrical Equip.)			16,055	1,601,326
Boeing Co. / The (Aerospace & Defense)			633	206,206
Canadian Pacific Railway Ltd. (Road & Rail)			591	150,675
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	875	79,573
CSX Corp. (Road & Rail)			6,696	484,523
Curtiss-Wright Corp. (Aerospace & Defense)			562	79,180
Delta Air Lines, Inc. (Airlines)			4,407	257,721
Eaton Corp. PLC (Electrical Equip.)			957	90,647
EMCOR Group, Inc. (Construction & Engineering)			514	44,358
Expeditors International of Washington, Inc. (Air Freight & Logistics)			2,492	194,426
Fluor Corp. (Construction & Engineering)			11,136	210,248
GATX Corp. (Trading Companies & Distributors)			12,940	1,072,079
HEICO Corp. (Aerospace & Defense)			80	9,132
Hexcel Corp. (Aerospace & Defense)			486	35,629

14	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Honeywell International, Inc. (Industrial Conglomerates)			9,412	$1,665,924
Hubbell, Inc. (Electrical Equip.)			6,470	956,395
IDEX Corp. (Machinery)			6,266	1,077,752
Ingersoll-Rand PLC (Machinery)			1,811	240,718
Landstar System, Inc. (Road & Rail)			5,460	621,730
Lockheed Martin Corp. (Aerospace & Defense)			14,023	5,460,276
MasTec, Inc. (Construction & Engineering)	(a	)	9,835	631,014
Northrop Grumman Corp. (Aerospace & Defense)			3,284	1,129,597
Old Dominion Freight Line, Inc. (Road & Rail)			875	166,058
Oshkosh Corp. (Machinery)			23,318	2,207,049
PACCAR, Inc. (Machinery)			57,706	4,564,545
Raytheon Co. (Aerospace & Defense)			14,352	3,153,708
Resideo Technologies, Inc. (Building Products)	(a	)	5,722	68,263
Robert Half International, Inc. (Professional Svs.)			22,831	1,441,778
Roper Technologies, Inc. (Industrial Conglomerates)			5,046	1,787,445
Snap-on, Inc. (Machinery)			3,121	528,697
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	5,635	1,952,753
United Airlines Holdings, Inc. (Airlines)	(a	)	16,147	1,422,389
United Parcel Service, Inc. Class B (Air Freight & Logistics)			3,514	411,349
Watsco, Inc. (Trading Companies & Distributors)			203	36,570
Xylem, Inc. (Machinery)			1,065	83,911

				37,835,393

INFORMATION TECHNOLOGY – 16.9%
Accenture PLC Class A (IT Svs.)			1,548	325,962
Adobe, Inc. (Software)	(a	)	5,713	1,884,205
Amdocs Ltd. (IT Svs.)			5,124	369,902
Apple, Inc. (Tech. Hardware, Storage & Periph.)			63,859	18,752,195
Applied Materials, Inc. (Semiconductors & Equip.)			30,563	1,865,566
Automatic Data Processing, Inc. (IT Svs.)			20,874	3,559,017
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			5,250	222,810
Broadcom, Inc. (Semiconductors & Equip.)			245	77,425
Broadridge Financial Solutions, Inc. (IT Svs.)			5,250	648,585
CDW Corp. (Electronic Equip., Instr. & Comp.)			14,102	2,014,330
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	12,951	1,067,292
Cisco Systems, Inc. (Communications Equip.)			42,148	2,021,418
GoDaddy, Inc. Class A (IT Svs.)	(a	)	2,714	184,335
HP, Inc. (Tech. Hardware, Storage & Periph.)			21,867	449,367
Intel Corp. (Semiconductors & Equip.)			80,517	4,818,942
International Business Machines Corp. (IT Svs.)			527	70,639
Intuit, Inc. (Software)			11,159	2,922,877
Jack Henry & Associates, Inc. (IT Svs.)			4,992	727,185
Lam Research Corp. (Semiconductors & Equip.)			6,854	2,004,110
Manhattan Associates, Inc. (Software)	(a	)	1,625	129,594
Mastercard, Inc. Class A (IT Svs.)			27,731	8,280,199
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	13,666	734,957
Microsoft Corp. (Software)			128,375	20,244,738
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			25,874	1,095,505
NVIDIA Corp. (Semiconductors & Equip.)			11,337	2,667,596
Paychex, Inc. (IT Svs.)			40,515	3,446,206
Paylocity Holding Corp. (Software)	(a	)	1,019	123,116
PayPal Holdings, Inc. (IT Svs.)	(a	)	4,990	539,768
QUALCOMM, Inc. (Semiconductors & Equip.)			10,236	903,122
salesforce.com, Inc. (Software)	(a	)	18,160	2,953,542
ServiceNow, Inc. (Software)	(a	)	6,548	1,848,631
Skyworks Solutions, Inc. (Semiconductors & Equip.)			3,251	392,981
Texas Instruments, Inc. (Semiconductors & Equip.)			12,883	1,652,760
Visa, Inc. (IT Svs.)			15,336	2,881,634
Workday, Inc. Class A (Software)	(a	)	2,585	425,103

				92,305,614

MATERIALS – 1.6%
Air Products & Chemicals, Inc. (Chemicals)			4,549	1,068,970
Alcoa Corp. (Metals & Mining)	(a	)	25,652	551,775
CF Industries Holdings, Inc. (Chemicals)			6,438	307,350
Domtar Corp. (Paper & Forest Products)			20,924	800,134
Ecolab, Inc. (Chemicals)			7,752	1,496,058
Graphic Packaging Holding Co. (Containers & Packaging)			8,397	139,810
LyondellBasell Industries N.V. Class A (Chemicals)			5,406	510,759
Mosaic Co. / The (Chemicals)			30,254	654,697

15	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)	Shares	Value

MATERIALS (continued)
Packaging Corp. of America (Containers & Packaging)	3,452	$386,589
PPG Industries, Inc. (Chemicals)	1,986	265,111
Reliance Steel & Aluminum Co. (Metals & Mining)	3,496	418,681
Scotts Miracle-Gro Co. / The (Chemicals)	419	44,489
Sherwin-Williams Co. / The (Chemicals)	2,112	1,232,436
Steel Dynamics, Inc. (Metals & Mining)	3,707	126,186
Westrock Co. (Containers & Packaging)	12,269	526,463

		8,529,508

REAL ESTATE – 1.7%
Boston Properties, Inc. (Equity REIT)	1,949	268,689
Brandywine Realty Trust (Equity REIT)	3,451	54,353
Equity Residential (Equity REIT)	6,102	493,774
Host Hotels & Resorts, Inc. (Equity REIT)	39,399	730,851
Invitation Homes, Inc. (Equity REIT)	6,243	187,103
Lamar Advertising Co. Class A (Equity REIT)	10,777	961,955
Macerich Co. / The (Equity REIT)	2,178	58,632
National Retail Properties, Inc. (Equity REIT)	8,267	443,277
Outfront Media, Inc. (Equity REIT)	6,805	182,510
Park Hotels & Resorts, Inc. (Equity REIT)	53,370	1,380,682
Prologis, Inc. (Equity REIT)	8,316	741,288
Regency Centers Corp. (Equity REIT)	2,043	128,893
RLJ Lodging Trust (Equity REIT)	30,746	544,819
Simon Property Group, Inc. (Equity REIT)	20,545	3,060,383
STAG Industrial, Inc. (Equity REIT)	3,986	125,838
Ventas, Inc. (Equity REIT)	1,180	68,133

		9,431,180

UTILITIES – 2.4%
Ameren Corp. (Multi-Utilities)	16,997	1,305,370
American Water Works Co., Inc. (Water Utilities)	13,268	1,629,974
Atmos Energy Corp. (Gas Utilities)	1,232	137,811
Consolidated Edison, Inc. (Multi-Utilities)	5,628	509,165
DTE Energy Co. (Multi-Utilities)	30,434	3,952,464
Pinnacle West Capital Corp. (Electric Utilities)	7,470	671,777
Southwest Gas Holdings, Inc. (Gas Utilities)	6,333	481,118
Xcel Energy, Inc. (Electric Utilities)	68,261	4,333,891

		13,021,570

Total Common Stocks (Cost $350,769,169)		$395,711,450

Corporate Bonds – 25.9%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 1.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	$1,000,000	$1,047,427
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	1,000,000	1,148,836
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	2,026,273
Discovery Communications LLC (Media)		3.950%	03/20/2028	100,000	106,622
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	1,400,000	1,408,560
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	183,630
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,166,849
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	1,157,006
ViacomCBS, Inc. (Media)		4.250%	09/01/2023	150,000	159,655

					8,404,858

CONSUMER DISCRETIONARY – 1.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,133,848
Aptiv PLC (Auto Components)		4.350%	03/15/2029	150,000	162,558
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		3.550%	03/15/2028	200,000	212,865
Expedia Group, Inc. (Internet & Direct Marketing Retail)	(b)	3.250%	02/15/2030	1,000,000	961,003
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	2,011,989
KB Home (Household Durables)		4.800%	11/15/2029	200,000	204,000
Lear Corp. (Auto Components)		5.250%	01/15/2025	3,172,000	3,260,848

					7,947,111

CONSUMER STAPLES – 2.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,306,704
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,006,558
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	2,168,782
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	1,970,293
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	1,000,000	1,040,857

16	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER STAPLES (continued)
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	$1,635,000	$1,679,877
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	100,873
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	105,085
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	1,048,639

					11,427,668

ENERGY – 2.7%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	1,000,000	1,044,009
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	1,042,658
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,034,986
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	103,577
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	1,000,000	1,050,501
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	2,718,000	2,736,113
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	1,094,490
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	104,915
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	100,000	100,253
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	117,143
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	112,910
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	77,876
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,175,934
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	158,703
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.800%	04/01/2028	150,000	157,710
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	6.375%	05/01/2024	1,000,000	1,045,602
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.000%	07/13/2027	150,000	159,571
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	03/31/2022	200,000	195,000
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,706,676
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	109,000	111,628
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,041,889
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	112,434

					14,484,578

FINANCIALS – 6.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	1,000,000	1,024,465
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.875%	01/16/2024	1,000,000	1,083,272
American International Group, Inc. (Insurance)		3.875%	01/15/2035	150,000	158,940
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,073,851
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	208,590
Bank of New York Mellon Corp. / The (Capital Markets)		3.300%	08/23/2029	200,000	209,092
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	105,299
CIT Bank NA (Rate is fixed until 09/27/2024, at which point, the rate becomes SOFR + 172) (Banks)	(c)	2.969%	09/27/2025	2,000,000	1,995,000
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	108,602
Citigroup, Inc. (Rate is fixed until 07/24/2027, at which point, the rate becomes QL + 139) (Banks)	(c)	3.668%	07/24/2028	1,000,000	1,064,847
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	1,014,020
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	105,302
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	200,000	200,138
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	996,867
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks).	(c)	4.682%	08/09/2028	250,000	261,250
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	203,652
Ford Motor Credit Co. LLC (Consumer Finance)		3.157%	08/04/2020	100,000	100,395
General Motors Financial Co., Inc. (Consumer Finance)		4.200%	03/01/2021	1,500,000	1,532,259
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	101,358
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	1,060,522
Goldman Sachs Group, Inc. / The (Rate is fixed until 06/05/2027, at which point, the rate becomes QL + 151) (Capital Markets)	(c)	3.691%	06/05/2028	1,000,000	1,061,539
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	220,669
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	103,410
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	1,055,377
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	104,972
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,071,730
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	1,000,000	1,070,411
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	200,000	217,497
PNC Bank NA (Banks)		3.250%	06/01/2025	500,000	524,241
PNC Bank NA (Banks)		4.050%	07/26/2028	1,950,000	2,138,212
Principal Financial Group, Inc. (Rate is fixed until 05/15/2020, at which point, the rate becomes QL + 304) (Insurance)	(c)	4.700%	05/15/2055	4,250,000	4,265,937
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	100,000	100,308
Prudential Financial, Inc. (Rate is fixed until 09/15/2022, at which point, the rate becomes QL + 418) (Insurance)	(c)	5.875%	09/15/2042	4,000,000	4,300,000
Raymond James Financial, Inc. (Capital Markets)		3.625%	09/15/2026	150,000	158,400

17	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Royal Bank of Scotland Group PLC (Rate is fixed until 11/01/2024, at which point, the rate becomes H15T5Y + 210) (Banks)	(c)	3.754%	11/01/2029	$800,000	$816,315
S&P Global, Inc. (Capital Markets)		4.000%	06/15/2025	150,000	163,010
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,066,463
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	1,000,000	1,046,371
Teachers Insurance & Annuity Association of America (Insurance)	(b)	4.270%	05/15/2047	100,000	113,389
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	3,000,000	2,996,837
Volkswagen Group of America Finance LLC (Consumer Finance)	(b)	4.625%	11/13/2025	200,000	221,209
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	77,445
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,540,844
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	211,564

					37,253,871

HEALTH CARE – 2.6%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	1,000,000	1,020,058
AbbVie, Inc. (Biotechnology)	(b)	3.200%	11/21/2029	1,000,000	1,016,674
AbbVie, Inc. (Biotechnology)	(b)	4.250%	11/21/2049	2,000,000	2,104,887
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.875%	05/15/2024	3,000,000	3,154,759
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	3.875%	08/15/2025	150,000	162,152
CVS Health Corp. (Health Care Providers & Svs.)		4.100%	03/25/2025	2,250,000	2,413,444
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	2,238,605
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	2,211,461

					14,322,040

INDUSTRIALS – 1.5%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	1,000,000	1,000,259
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,562,223
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	118,885
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	1,139,872
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	109,137
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	103,023
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	110,511
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	105,324
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	1,041,230
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	107,630
USG Corp. (Building Products)	(b)	5.500%	03/01/2025	2,700,000	2,706,750
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	222,750

					8,327,594

INFORMATION TECHNOLOGY – 0.9%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	101,764
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.200%	09/11/2029	2,000,000	1,959,425
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	166,563
Microsoft Corp. (Software)		4.100%	02/06/2037	100,000	117,967
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	124,836
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	2,452,217
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	106,542

					5,029,314

MATERIALS – 1.2%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	104,671
Cemex S.A.B de C.V. (Construction Materials)	(b)	5.450%	11/19/2029	400,000	418,000
CF Industries, Inc. (Chemicals)	(b)	4.500%	12/01/2026	150,000	163,050
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,188,299
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	1,047,500
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	1,037,280
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	100,000	110,135
Steel Dynamics, Inc. (Metals & Mining)		2.800%	12/15/2024	1,000,000	1,005,466
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	171,000	178,698

					6,253,099

REAL ESTATE – 1.2%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,073,214
American Tower Corp. (Equity REIT)		2.750%	01/15/2027	2,000,000	1,995,559
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	200,000	215,729
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	105,151
Healthpeak Properties, Inc. (Equity REIT)		4.000%	06/01/2025	100,000	107,418
Highwoods Realty LP (Equity REIT)		4.200%	04/15/2029	1,000,000	1,074,303

18	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
REAL ESTATE (continued)
Highwoods Realty LP (Equity REIT)		3.050%	02/15/2030	$1,000,000	$984,781
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,003,101

					6,559,256

UTILITIES – 3.9%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,109,783
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	1,072,900
Alabama Power Co. (Electric Utilities)		3.450%	10/01/2049	2,000,000	2,044,898
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	1,007,781
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	111,403
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	100,000	105,598
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	2,500,000	2,487,334
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	1,169,998
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,144,696
Consolidated Edison Co. of New York, Inc. (Multi-Utilities)		3.850%	06/15/2046	2,000,000	2,148,680
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,546,786
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	996,545
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	228,561
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	2,015,793
Fortis, Inc. (Electric Utilities)		3.055%	10/04/2026	100,000	102,036
Jersey Central Power & Light Co. (Electric Utilities)	(b)	4.300%	01/15/2026	100,000	108,787
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.100%	09/15/2049	1,000,000	988,572
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	1,080,667
Vistra Energy Corp. (Ind. Power & Renewable Elec.)	(b)	8.125%	01/30/2026	1,500,000	1,605,000

					21,075,818

Total Corporate Bonds (Cost $139,586,597)					$141,085,207

Asset-Backed Securities – 0.2%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.2%
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	$119,565	$120,366
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	174,306	176,984
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	1,000,000	1,002,873

Total Asset-Backed Securities (Cost $1,293,892)					$1,300,223

Rights – 0.0%		Quantity	Value
HEALTH CARE – 0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	10,603	$31,915

Total Rights (Cost $22,584)			$31,915

Money Market Funds – 1.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(d)	5,704,139	$5,704,709

Total Money Market Funds (Cost $5,704,741)			$5,704,709

Total Investments – 99.7% (Cost $497,376,983)	(e)		$543,833,504
Other Assets in Excess of Liabilities – 0.3%	(f)		1,384,716

Net Assets – 100.0%			$545,218,220

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.690% at 12/31/2019
QL:	Quarterly U.S. LIBOR Rate, 1.908% at 12/31/2019
SOFR:	Secured Overnight Financing Rate, 1.550% at 12/31/2019
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.690% at 12/31/2019
USSW5:	USD Swap Semi 30/360 5 Year, 1.729% at 12/31/2019

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2019, the value of these securities totaled $12,834,612, or 2.4% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2019.

(d)	Rate represents the seven-day yield at December 31, 2019.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(f)	Includes $163,800 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

19	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	26	March 20, 2020	$4,138,269	$4,200,430	$62,161	$2,923

The accompanying notes are an integral part of these financial statements.

20

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited)

Objective/Strategy

The ON International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of foreign companies.

Performance as of December 31, 2019

Average Annual returns
One year	20.72%
Five years	4.68%
Ten years	4.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.82% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 20.72% versus 22.01% for its benchmark, the MSCI EAFE Index (Net – USD).

Effective December 7, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Lazard Asset Management, LLC (“Lazard”). The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to December 6, 2019 (the “first performance period”), the Portfolio returned 18.06% versus 18.62% for the MSCI EAFE Index (Net – USD).

For the period from December 7, 2019 to December 31, 2019 (the “latter performance period”), the Portfolio returned 2.25% versus 2.86% for the MSCI EAFE Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Lazard: Equity markets rose strongly on the back of encouraging geo-political news regarding trade and Brexit, while accommodative central bank policy was also a strong driver of equity returns. While high quality and growth stocks continued to lead the market for the first performance period, deep value cyclical stocks rallied at the beginning of September, as the prospect of improving global growth drove interest rates higher. Despite this, growth stocks finished the first performance period well ahead of value stocks.

A. BlackRock: International equity markets continued to climb in December, as an easing of global trade tensions, supportive central bank policy, and improving economic indicators, particularly in Germany, all helped drive positive returns throughout the fourth quarter and into the end of the year. As markets were largely driven by geopolitical and broad macroeconomic factors, including a widely-followed general election in the U.K., some of the Portfolio’s stock selection insights struggled throughout the period. Given the continuously evolving geopolitical and market landscape late in the year, the Portfolio’s trend-based insights were challenged throughout the latter performance period. Similarly, sentiment-driven signals struggled as the macro-driven market moves were often disconnected from stock-specific sentiment. Insights evaluating company fundamentals were mixed during the latter performance period, as signals designed to identify relative value opportunities, as well as the Portfolio’s company quality signals, were generally flat, detracting modestly in aggregate. Lastly, macro thematic insights were broadly mixed amongst both country timing and industry timing signals.

Q. How did country selection impact the Portfolio’s performance relative to its benchmark?

A. Lazard: Lazard’s relative value investment philosophy is based on value creation through the process of bottom-up stock selection. This philosophy is implemented by assessing the trade-off between valuation and financial productivity for an individual security. As such, sector and country/regional weightings are a residual of its bottom up stock selection process. The Portfolio’s attribution has historically been primarily driven by stock selection. During the first performance period, the Portfolio’s overall country allocation effect was slightly negative, although this was offset by security selection.

A. BlackRock: The Portfolio targets a relatively country-neutral approach. That being said, maintaining a modest underweight to Japan contributed to results for the latter performance period, whereas a modest underweight to Hong Kong detracted from relative returns. From a country perspective, stock selection was strongest in Switzerland and Hong Kong. Selection was weakest in Japan and Spain. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Lazard: Relative returns for the first performance period were helped by stock selection in the Financials, Materials, and Consumer Staples sectors. Relative returns were hurt by stock selection within the Consumer Discretionary, Health Care, and Real Estate Sectors. Allocation also detracted, with underweights to Consumer Discretionary and Health Care. Cash was the largest detractor from relative returns.

A. BlackRock: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its alpha from security selection. Over the latter performance period, no sector allocation decisions meaningfully affected relative returns. The majority of the Portfolio’s excess returns were driven by security selection decisions. Stock selection in the Health Care sector, especially among pharmaceuticals companies, added to performance. Selection in the Industrials sector further bolstered performance. In contrast, security selection within the Consumer Staples sector, in particular among beverage companies, was a notable detractor from relative performance. Selection in the Materials sector, especially within the chemicals industry, hindered relative returns as well.(1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Lazard: Aon PLC, the global insurance broker domiciled in the United Kingdom, was the top relative contributor during the first performance period. This long-term, non-benchmark holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from strong organic revenue growth and disciplined spending and

21	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

capital allocation. We believe Aon is well positioned to deliver mid-single-digit revenue growth and margin expansion, as the business mix shifts to higher growth/margin businesses, such as intellectual property, cyber, delegated investments, and as they divest from lower return businesses. SAP SE, a German enterprise software company with high margin licensing fees and maintenance contracts, was the next largest relative contributor. With a new product cycle underway and a large recurring revenue base, we believe SAP SE represents an attractive relative value investment opportunity. Safran SA, the third highest relative contributor for the first performance period, is a French tier-1 supplier of systems and equipment in aerospace, defense, and security and is a lead partner in the world’s propulsion business. The stock outperformed after reporting better-than-expected results. The company’s organic sales grew 14%, led by propulsion, which grew 19%. Critical to our thesis, margins also grew, with higher margin aftermarket sales growth of 10% combined with continued restructuring benefits from the acquired Zodiac business.

ABN AMRO Bank N.V. (“ABN AMRO”), the top relative detractor during the first performance period, is a high quality bank domiciled in the Netherlands that fell 24% during the period. Significantly lower interest rates drove the banking sector lower, and ABN AMRO was not immune. The company guided net interest income 2% lower for 2020 based on lower rates. With a strong tier-1 capital base of 14%, the company has significant excess capital. Daiwa House Industry Co. Ltd., the second largest detractor, is a Japanese real estate developer and one of the largest developers of residential real estate (both detached and rental). The company has significantly diversified its footprint into developing logistics facilities, retail and convenience stores, as well as energy and healthcare facilities, to balance its exposure to the mature residential market. The company reported a slowdown in rental apartments in the first half of the year and forecasted a weaker than expected second half, which overshadowed upward revisions in its commercial and logistics businesses. Red Electrica, the third largest relative detractor for the first performance period, is a Spanish utility that underperformed as the market worried about the Spanish political climate.

A. BlackRock: The Portfolio’s overweight position in Sanofi was the largest contributor to relative performance over the latter performance period. The stock surged on an announcement that it was ending its research into diabetes and heart disease drugs and shifting its focus onto treatments for cancer, hemophilia, MS and rare diseases. In line with this initiative, the French pharmaceutical company announced plans to buy U.S. biotech company Synthorx, Inc. in mid-December, which was also supported by investors. Remaining overweight Prudential PLC was beneficial as well, as shares of the company increased on news that the company had received approval to offer life insurance products and solutions in new Asian markets. An overweight position in Informa PLC, a British multinational events and publishing company, further supported relative returns, as the stock price rose throughout the latter performance period. The company’s plans to further expand into the international events industry, in addition to positive 2019 financial results, helped drive the share price up. (1)

In contrast, the Portfolio’s overweight position in Assa Abloy AB Class B was the largest individual detractor over the latter performance period, as the stock sold off significantly in the first few days as several prominent sell-side shops downgraded the stock and revised their price targets downwards. An overweight position in Safran SA further hindered results. As one of The Boeing Co.’s largest European suppliers, Safran SA sold off considerably on news that The Boeing Co. would suspend production of its grounded 737 Max jet in January. Remaining overweight Telefonica SA also detracted from relative returns, as investors reacted negatively to company announcements regarding the structure of its Latin American business and its continued global divestiture of cell towers. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Lazard: The Portfolio did not hold any derivatives during the first performance period. The Portfolio participated in two IPOs, which positively impacted relative return by 6 basis points.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter performance period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

22	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4) (5)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

% of Net Assets
1. Roche Holding AG	2.3
2. Novartis AG	2.1
3. LVMH Moet Hennessy Louis Vuitton SE	1.7
4. SAP SE	1.6
5. GlaxoSmithKline PLC	1.5
6. Nestle SA	1.5
7. British American Tobacco PLC	1.5
8. Allianz SE	1.5
9. L’Oreal SA	1.3
10. Zurich Insurance Group AG	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
Japan	22.5
United Kingdom	14.4
France	12.0
Switzerland	10.4
Germany	8.3
Australia	7.4
Netherlands	5.3
Finland	2.7
Denmark	2.3
Sweden	2.0

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	16.9
Industrials	15.9
Health Care	12.5
Consumer Staples	12.1
Consumer Discretionary	11.9
Materials	7.4
Information Technology	6.4
Communication Services	5.5
Energy	3.5
Real Estate	3.3
Utilities	2.4

97.8

Ohio National Fund, Inc.	ON International Equity Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 97.8%			Shares	Value
JAPAN – 22.5%
ABC-Mart, Inc. (Consumer Discretionary)	(a	)	2,300	$157,001
Advantest Corp. (Information Technology)	(a	)	11,000	620,379
Aica Kogyo Co. Ltd. (Industrials)	(a	)	1,800	59,396
Aisin Seiki Co. Ltd. (Consumer Discretionary)	(a	)	2,800	103,711
Alfresa Holdings Corp. (Health Care)	(a	)	40,300	818,695
Amada Holdings Co. Ltd. (Industrials)	(a	)	138,700	1,577,538
Citizen Watch Co. Ltd. (Information Technology)	(a	)	2,800	15,249
Daicel Corp. (Materials)	(a	)	1,600	15,297
Daido Steel Co. Ltd. (Materials)	(a	)	400	17,475
Dai-ichi Life Holdings, Inc. (Financials)	(a	)	214,400	3,533,370
Daikin Industries Ltd. (Industrials)	(a	)	6,700	945,301
Daito Trust Construction Co. Ltd. (Real Estate)	(a	)	6,800	840,318
Daiwa House Industry Co. Ltd. (Real Estate)	(a	)	104,919	3,247,961
Daiwa Office Investment Corp. (Real Estate)	(a	)	14	107,507
Denka Co. Ltd. (Materials)	(a	)	7,000	208,093
Denso Corp. (Consumer Discretionary)	(a	)	86,900	3,924,607
Dentsu Group, Inc. (Communication Services) .	(a	)	11,200	385,905
DIC Corp. (Materials)	(a	)	42,800	1,181,212
Dip Corp. (Communication Services)	(a	)	4,100	121,112
DMG Mori Co. Ltd. (Industrials)	(a	)	2,500	38,250
East Japan Railway Co. (Industrials)	(a	)	18,500	1,669,846
Electric Power Development Co. Ltd. (Utilities) .	(a	)	2,900	70,390
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a	)	8,000	4,752,591
Fuji Electric Co. Ltd. (Industrials)	(a	)	600	18,226
Fuji Media Holdings, Inc.
(Communication Services)	(a	)	62,500	887,397
Fuji Seal International, Inc. (Materials)	(a	)	23,700	525,659
Fujikura Ltd. (Industrials)	(a	)	8,900	36,621
Furukawa Electric Co. Ltd. (Industrials)	(a	)	1,200	30,719
Glory Ltd. (Industrials)	(a	)	5,500	166,205
Izumi Co. Ltd. (Consumer Discretionary)	(a	)	15,400	554,684
Japan Post Holdings Co. Ltd. (Financials)	(a	)	65,000	611,290
JFE Holdings, Inc. (Materials)	(a	)	8,200	105,218
JSR Corp. (Materials)	(a	)	75,100	1,373,776
JTEKT Corp. (Industrials)	(a	)	42,600	503,238
JXTG Holdings, Inc. (Energy)	(a	)	287,200	1,303,479
Kaneka Corp. (Materials)	(a	)	27,600	883,927
Kansai Electric Power Co., Inc. / The (Utilities) .	(a	)	2,200	25,487
Kao Corp. (Consumer Staples)	(a	)	60,010	4,949,329
Kawasaki Heavy Industries Ltd. (Industrials)	(a	)	22,200	485,219
KDDI Corp. (Communication Services)	(a	)	12,000	358,036
Kirin Holdings Co. Ltd. (Consumer Staples)	(a	)	47,300	1,032,397
Kobe Steel Ltd. (Materials)	(a	)	21,200	113,593
Koito Manufacturing Co. Ltd.
(Consumer Discretionary)	(a	)	3,900	180,593
Konica Minolta, Inc. (Information Technology) .	(a	)	224,400	1,461,761
Kyowa Exeo Corp. (Industrials)	(a	)	1,300	32,885
Kyushu Electric Power Co., Inc. (Utilities)	(a	)	9,000	78,084
Makita Corp. (Industrials)	(a	)	108,500	3,747,032
Marubeni Corp. (Industrials)	(a	)	12,200	90,138
Maruha Nichiro Corp. (Consumer Staples)	(a	)	2,500	64,002
Maruichi Steel Tube Ltd. (Materials)	(a	)	2,200	61,825
Mazda Motor Corp. (Consumer Discretionary)	(a	)	11,800	100,553
MEIJI Holdings Co. Ltd. (Consumer Staples)	(a	)	5,000	337,901
Mitsubishi Chemical Holdings Corp. (Materials)	(a	)	11,000	81,963
Mitsubishi Electric Corp. (Industrials)	(a	)	38,900	529,650
Mitsubishi Gas Chemical Co., Inc. (Materials)	(a	)	4,600	70,077
Mitsubishi Materials Corp. (Materials)	(a	)	36,400	987,884
Mitsubishi UFJ Financial Group, Inc. (Financials)	(a	)	520,900	2,816,159
Mitsui Chemicals, Inc. (Materials)	(a	)	52,600	1,281,299
Mitsui Mining & Smelting Co. Ltd. (Materials)	(a	)	1,600	42,431
Mizuho Financial Group, Inc. (Financials)	(a	)	1,719,100	2,648,134
NGK Spark Plug Co. Ltd. (Consumer Discretionary)	(a	)	1,600	31,014
Nichirei Corp. (Consumer Staples)	(a	)	6,100	142,497

Common Stocks (Continued)		Shares	Value
JAPAN (continued)
Nidec Corp. (Industrials)	(a)	23,200	$3,168,741
Nifco Inc. (Consumer Discretionary)	(a)	6,000	163,854
Nihon Kohden Corp. (Health Care)	(a)	5,900	163,627
Nikon Corp. (Consumer Discretionary)	(a)	5,800	70,932
Nintendo Co. Ltd. (Communication Services)	(a)	2,800	1,119,888
Nippon Electric Glass Co. Ltd.
(Information Technology)	(a)	50,400	1,118,876
Nippon Paint Holdings Co. Ltd. (Materials)	(a)	2,500	128,704
Nippon Shokubai Co. Ltd. (Materials)	(a)	7,400	458,567
Nissan Motor Co. Ltd. (Consumer Discretionary)	(a)	27,000	156,458
Nisshin Seifun Group, Inc. (Consumer Staples)	(a)	12,200	212,859
NS Solutions Corp. (Information Technology)	(a)	500	16,429
NSK Ltd. (Industrials)	(a)	24,300	229,713
NTN Corp. (Industrials)	(a)	27,900	87,246
NTT Data Corp. (Information Technology)	(a)	144,700	1,935,215
Pan Pacific International Holdings Corp. (Consumer Discretionary)	(a)	4,628	76,784
PeptiDream, Inc. (Health Care)	(a)(b)	2,900	148,200
Pola Orbis Holdings, Inc. (Consumer Staples)	(a)	29,600	705,044
Recruit Holdings Co. Ltd. (Industrials)	(a)	12,700	475,683
Resona Holdings, Inc. (Financials)	(a)	416,200	1,814,019
Sankyu, Inc. (Industrials)	(a)	300	15,076
Sanwa Holdings Corp. (Industrials)	(a)	69,000	773,196
Secom Co. Ltd. (Industrials)	(a)	23,200	2,070,430
Seven & I Holdings Co. Ltd. (Consumer Staples)	(a)	120,900	4,431,638
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	31,200	3,431,159
Shionogi & Co. Ltd. (Health Care)	(a)	53,900	3,334,334
SMC Corp. (Industrials)	(a)	4,600	2,103,650
Sumitomo Forestry Co. Ltd. (Consumer Discretionary)	(a)	15,200	223,836
Sumitomo Heavy Industries Ltd. (Industrials)	(a)	39,200	1,113,468
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	141,400	5,222,659
Sumitomo Mitsui Trust Holdings, Inc. (Financials)	(a)	32,400	1,280,803
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	1,200	14,632
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	36,100	1,507,127
Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	(a)	300	22,139
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	137,500	5,438,426
Teijin Ltd. (Materials)	(a)	2,100	39,232
Tokyo Electron Ltd. (Information Technology)	(a)	11,300	2,467,129
Topcon Corp. (Information Technology)	(a)	19,100	246,868
Toyota Industries Corp. (Consumer Discretionary)	(a)	4,100	235,914
Toyota Motor Corp. (Consumer Discretionary)	(a)	32,500	2,289,998
Toyota Tsusho Corp. (Industrials)	(a)	12,200	428,557
Trend Micro, Inc. (Information Technology)	(a)(b)	29,000	1,483,924
Ube Industries Ltd. (Materials)	(a)	44,200	957,294
Yakult Honsha Co. Ltd. (Consumer Staples)	(a)	4,000	220,450
Yamaha Corp. (Consumer Discretionary)	(a)	20,700	1,147,680
Yamaha Motor Co. Ltd. (Consumer Discretionary)	(a)	8,100	162,267
Yokogawa Electric Corp. (Information Technology)	(a)	36,500	640,979

			106,715,290

UNITED KINGDOM – 14.4%
AstraZeneca PLC (Health Care)	(a)	41,519	4,155,717
Berkeley Group Holdings PLC (Consumer Discretionary)	(a)	25,494	1,641,136
BP PLC (Energy)	(a)	199,042	1,252,134
British American Tobacco PLC (Consumer Staples)	(a)	164,302	6,983,175

24	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
UNITED KINGDOM (continued)
Compass Group PLC (Consumer Discretionary)	(a	)	167,727	$4,203,536
Diageo PLC (Consumer Staples)	(a	)	63,459	2,673,950
Ferguson PLC (Industrials)	(a	)	12,863	1,170,621
GlaxoSmithKline PLC (Health Care)	(a	)	314,525	7,390,401
Howden Joinery Group PLC (Industrials)	(a	)	143,539	1,278,825
HSBC Holdings PLC (Financials)	(a	)	264,059	2,067,169
Informa PLC (Communication Services)	(a	)	394,841	4,490,774
John Wood Group PLC (Energy)	(a	)	76,641	406,482
London Stock Exchange Group PLC (Financials)	(a	)	12,832	1,318,770
Moneysupermarket.com Group PLC
(Consumer Discretionary)	(a	)	312,238	1,370,671
Pearson PLC (Communication Services)	(a	)	95,287	804,994
Prudential PLC (Financials)	(a	)	279,476	5,354,936
RELX PLC (Industrials)	(a	)	141,331	3,567,665
Rightmove PLC (Communication Services)	(a	)	359,415	3,015,903
Rio Tinto PLC (Materials)	(a	)	9,165	542,522
RSA Insurance Group PLC (Financials)	(a	)	32,679	244,919
Smith & Nephew PLC (Health Care)	(a	)	86,610	2,087,364
Standard Chartered PLC (Financials)	(a	)	148,199	1,396,492
Unilever N.V. (Consumer Staples)	(a	)	19,652	1,127,841
Unilever PLC (Consumer Staples)	(a	)	67,126	3,842,469
Vodafone Group PLC (Communication Services)	(a	)	1,760,328	3,417,454
Wm Morrison Supermarkets PLC (Consumer Staples)	(c	)	858,293	2,271,516

				68,077,436

FRANCE – 12.0%
Arkema SA (Materials)	(a	)	176	18,819
BNP Paribas SA (Financials)	(a	)	19,937	1,185,017
Bureau Veritas SA (Industrials)	(a	)	33,676	880,356
Credit Agricole SA (Financials)	(a	)	66,082	961,581
Dassault Systemes SE
(Information Technology)	(a	)	13,874	2,288,174
Engie SA (Utilities)	(a	)	277,872	4,501,060
Faurecia SE (Consumer Discretionary)	(a	)	1,587	86,154
Imerys SA (Materials)	(a	)	32,866	1,395,090
Kering SA (Consumer Discretionary)	(a	)	3,094	2,038,681
Korian SA (Health Care)	(a	)	983	46,338
Lagardere SCA (Communication Services)	(a	)	15,566	339,802
Legrand SA (Industrials)	(a	)	236	19,273
L’Oreal SA (Consumer Staples)	(a	)	20,774	6,143,025
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a	)	17,000	7,921,212
Nexans SA (Industrials)	(a	)	4,058	198,573
Orpea (Health Care)	(a	)	1,004	128,808
Pernod Ricard SA (Consumer Staples)	(a	)	27,347	4,893,405
Peugeot SA (Consumer Discretionary)	(a	)	78,494	1,889,912
Publicis Groupe SA (Communication Services)	(a	)	55,435	2,513,500
Renault SA (Consumer Discretionary)	(a	)	24,588	1,167,621
Rexel SA (Industrials)	(a	)	280,586	3,731,986
Rubis SCA (Utilities)	(a	)	12,737	783,784
Safran SA (Industrials)	(a	)	34,044	5,258,412
Sanofi (Health Care)	(a	)	13,757	1,381,580
TOTAL SA (Energy)	(a	)	23,820	1,321,784
Vinci SA (Industrials)	(a	)	50,122	5,582,265

				56,676,212

SWITZERLAND – 10.4%
Bucher Industries AG (Industrials)	(a	)	3,901	1,369,089
Givaudan SA (Materials)	(a	)	412	1,290,794
LafargeHolcim Ltd. (Materials)	(a	)	69,562	3,859,123
Logitech International SA (Information Technology)	(a	)	83,462	3,953,827
Nestle SA (Consumer Staples)	(a	)	66,755	7,227,243
Novartis AG (Health Care)	(a	)	104,020	9,849,609
Roche Holding AG (Health Care)	(a	)	33,918	11,023,440

Common Stocks (Continued)			Shares	Value
SWITZERLAND (continued)
Sika AG (Materials)	(a	)	18,382	$3,452,054
UBS Group AG (Financials)	(a	)	142,375	1,796,685
Zurich Insurance Group AG (Financials)	(a	)	13,743	5,637,368

				49,459,232

GERMANY – 8.3%
adidas AG (Consumer Discretionary)	(a	)	1,934	629,552
Allianz SE (Financials)	(a	)	28,473	6,976,676
BASF SE (Materials)	(a	)	8,661	652,491
Bayer AG (Health Care)	(a	)	17,430	1,417,000
Bayerische Motoren Werke AG (Consumer Discretionary)	(a	)	34,201	2,801,256
CompuGroup Medical SE (Health Care)	(a	)	9,042	644,879
Continental AG (Consumer Discretionary)	(a	)	31,903	4,122,833
Daimler AG (Consumer Discretionary)	(a	)	18,447	1,019,829
Deutsche Post AG (Industrials)	(a	)	127,619	4,852,604
DWS Group GmbH & Co. KGaA (Financials)	(a	)	8,628	306,358
Fielmann AG (Consumer Discretionary)	(a	)	229	18,482
Hella GmbH & Co. KGaA
(Consumer Discretionary)	(a	)	835	46,143
Merck KGaA (Health Care)	(a	)	23,716	2,795,968
Rational AG (Industrials)	(a	)	92	73,703
SAP SE (Information Technology)	(a	)	58,250	7,840,341
Siemens AG (Industrials)	(a	)	31,981	4,176,448
Stroeer SE & Co. KGaA
(Communication Services)	(a	)	537	43,264
TAG Immobilien AG (Real Estate)	(a	)	865	21,483
Volkswagen AG (Consumer Discretionary)	(a	)	4,571	885,333

				39,324,643

AUSTRALIA – 7.4%
AGL Energy Ltd. (Utilities)	(a	)	130,103	1,872,649
Ansell Ltd. (Health Care)	(a	)	4,683	95,359
APA Group (Utilities)	(a	)	167,284	1,302,212
Aristocrat Leisure Ltd.
(Consumer Discretionary)	(a	)	157,708	3,726,506
ASX Ltd. (Financials)	(a	)	4,773	262,802
Bendigo & Adelaide Bank Ltd. (Financials)	(a	)	240,089	1,647,453
BHP Group Ltd. (Materials)	(a	)	102,488	2,806,357
BHP Group PLC (Materials)	(a	)	815	19,099
Brambles Ltd. (Industrials)	(a	)	41,905	344,908
carsales.com Ltd. (Communication Services)	(a	)	40,247	469,352
Coca-Cola Amatil Ltd. (Consumer Staples)	(a	)	35,385	274,788
Cochlear Ltd. (Health Care)	(a	)	701	110,482
Commonwealth Bank of Australia (Financials) .	(a	)	55,998	3,141,365
Computershare Ltd. (Information Technology) .	(a	)	176,641	2,082,581
Crown Resorts Ltd. (Consumer Discretionary) .	(a	)	26,374	222,364
CSL Ltd. (Health Care)	(a	)	14,130	2,739,553
GPT Group / The (Real Estate)	(a	)	172,899	681,056
IDP Education Ltd. (Consumer Discretionary)	(a	)	30,599	368,851
Magellan Financial Group Ltd. (Financials)	(a	)	1,723	69,032
Orica Ltd. (Materials)	(a	)	73,935	1,140,113
REA Group Ltd. (Communication Services)	(a	)	749	54,412
Scentre Group (Real Estate)	(a	)	1,576,451	4,242,632
Sonic Healthcare Ltd. (Health Care)	(a	)	87,855	1,771,414
Suncorp Group Ltd. (Financials)	(a	)	1,369	12,436
Tabcorp Holdings Ltd. (Consumer Discretionary)	(a	)	169,874	540,047
Treasury Wine Estates Ltd. (Consumer Staples)	(a	)	346,125	3,942,621
Westpac Banking Corp. (Financials)	(a	)	68,968	1,177,748

				35,118,192

NETHERLANDS – 5.3%
ABN AMRO Bank N.V. (Financials)	(a	)	146,734	2,674,421
Aegon N.V. (Financials)	(a	)	862,937	3,950,185
ASM International N.V. (Information Technology)	(a	)	315	35,555
ASML Holding N.V. (Information Technology)	(a	)	3,610	1,068,764
ING Groep N.V. (Financials)	(a	)	161,587	1,942,664

25	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value

NETHERLANDS (continued)
NN Group N.V. (Financials)	(a)	105,457	$4,009,767
Royal Dutch Shell PLC Class A (Energy)	(a)	174,138	5,156,961
Royal Dutch Shell PLC Class B (Energy)	(a)	85,405	2,535,133
Wolters Kluwer N.V. (Industrials)	(a)	49,807	3,636,682

			25,010,132

FINLAND – 2.7%
Fortum Oyj (Utilities)	(a)	64,333	1,587,958
Huhtamaki Oyj (Materials)	(a)	2,272	105,489
Kone Oyj Class B (Industrials)	(a)	67,764	4,430,942
Nordea Bank Abp (Financials)	(a)	346,891	2,806,411
TietoEVRY Oyj (Information Technology)	(a)	48,573	1,510,851
UPM-Kymmene Oyj (Materials)	(a)	39,179	1,359,295
Valmet Oyj (Industrials)	(a)	48,919	1,173,073

			12,974,019

DENMARK – 2.3%
Carlsberg A/S Class B (Consumer Staples)	(a)	28,767	4,293,071
Chr Hansen Holding A/S (Materials)	(a)	45,030	3,579,656
Coloplast A/S Class B (Health Care)	(a)	15,220	1,888,209
Genmab A/S (Health Care)	(a)(b)	2,043	454,370
H Lundbeck A/S (Health Care)	(a)	658	25,156
Novo Nordisk A/S Class B (Health Care)	(a)	7,277	421,693

			10,662,155

SWEDEN – 2.0%
Assa Abloy AB Class B (Industrials)	(a)	20,652	482,750
Boliden AB (Materials)	(a)	1,437	38,165
Investor AB (Financials)	(a)	79,855	4,359,588
Volvo AB (Industrials)	(a)	287,652	4,815,636

			9,696,139

IRELAND – 1.6%
DCC PLC (Industrials)	(a)	7,481	648,895
Experian PLC (Industrials)	(a)	141,135	4,784,399
James Hardie Industries PLC (Materials)	(a)	114,020	2,228,459

			7,661,753

HONG KONG – 1.5%
AIA Group Ltd. (Financials)	(a)	104,400	1,098,075
ASM Pacific Technology Ltd. (Information Technology)	(a)	3,100	43,029
BOC Hong Kong Holdings Ltd. (Financials)	(a)	21,500	74,636
Champion REIT (Real Estate)	(a)	300,000	198,255
CK Asset Holdings Ltd. (Real Estate)	(a)	27,500	198,446
CK Hutchison Holdings Ltd. (Industrials)	(a)	177,000	1,687,780
CK Infrastructure Holdings Ltd. (Utilities)	(a)	36,000	256,201
CLP Holdings Ltd. (Utilities)	(a)	19,500	204,700
ESR Cayman Ltd. (Real Estate)	(b)(c)	7,600	17,166
HKT Trust & HKT Ltd. (Communication Services)	(a)	324,000	456,609
Hongkong Land Holdings Ltd. (Real Estate)	(a)	16,300	93,758
Hysan Development Co. Ltd. (Real Estate)	(a)	8,000	31,370
Kerry Properties Ltd. (Real Estate)	(a)	29,500	93,694
NWS Holdings Ltd. (Industrials)	(a)	359,000	503,161
Sino Land Co. Ltd. (Real Estate)	(a)	74,000	107,412
Swire Pacific Ltd. Class A (Real Estate)	(a)	165,500	1,537,444
Swire Properties Ltd. (Real Estate)	(a)	156,600	518,792
Techtronic Industries Co. Ltd. (Industrials)	(a)	5,000	40,808
Xinyi Glass Holdings Ltd. (Consumer Discretionary)	(a)	22,000	29,149

			7,190,485

Common Stocks (Continued)		Shares	Value

SPAIN – 1.5%
Acerinox SA (Materials)	(a)	46,650	$527,131
Amadeus IT Group SA (Information Technology)	(a)	18,833	1,542,361
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	25,064	140,718
CaixaBank SA (Financials)	(a)	5,736	18,063
CIE Automotive SA (Consumer Discretionary)	(a)	8,984	213,204
Grifols SA (Health Care)	(a)	9,375	331,233
Telefonica SA (Communication Services)	(a)	629,384	4,401,346

			7,174,056

SINGAPORE – 1.2%
DBS Group Holdings Ltd. (Financials)	(a)	108,820	2,098,185
NetLink NBN Trust (Communication Services)	(c)	4,531,100	3,183,679
Singapore Technologies Engineering Ltd. (Industrials)	(a)	133,600	391,266

			5,673,130

ITALY – 1.0%
A2A SpA (Utilities)	(a)	358,598	673,390
Ferrari N.V. (Consumer Discretionary)	(a)	22,962	3,812,510
Italgas SpA (Utilities)	(a)	10,309	63,026

			4,548,926

NORWAY – 0.9%
Equinor ASA (Energy)	(a)	223,243	4,451,972

ISRAEL – 0.9%
Bank Leumi Le-Israel BM (Financials)	(a)	558,568	4,073,597

LUXEMBOURG – 0.8%
APERAM SA (Materials)	(a)	4,539	145,806
Aroundtown SA (Real Estate)	(a)	413,454	3,713,551

			3,859,357

MACAO – 0.7%
Sands China Ltd. (Consumer Discretionary)	(a)	619,200	3,308,428

BELGIUM – 0.4%
Galapagos N.V. (Health Care)	(a)(b)	1,363	283,841
Groupe Bruxelles Lambert SA (Financials)	(a)	13,550	1,429,808
Solvay SA (Materials)	(a)	815	94,860

			1,808,509

AUSTRIA – 0.0%
Raiffeisen Bank International AG (Financials)	(a)	4,652	116,437

Total Common Stocks (Cost $451,404,565)			$463,580,100

Money Market Funds – 0.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(d)	4,433,373	$4,433,817

Total Money Market Funds (Cost $4,433,817)			$4,433,817

Total Investments – 98.7% (Cost $455,838,382)	(e)		$468,013,917
Other Assets in Excess of Liabilities – 1.3%	(f)		6,223,521

Net Assets – 100.0%			$474,237,438

26	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Continued)

Schedule of Investments	December 31, 2019

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $458,107,739 or 96.6% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $5,472,361 or 1.2% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Rate represents the seven-day yield at December 31, 2019.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(f)	Includes $545,494 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME Nikkei 225 Yen Index - Long	26	March 12, 2020	$2,804,181	$2,802,678	$(1,503)	$2,393
ASX SPI 200 Index - Long	6	March 19, 2020	713,603	695,048	(18,555)	(14,526)
Euro Stoxx 50 Index - Long	105	March 20, 2020	4,405,304	4,391,960	(13,344)	0
ICE FTSE 100 Index - Long	18	March 20, 2020	1,781,102	1,787,971	6,869	(8,822)

			$9,704,190	$9,677,657	$(26,533)	$(20,955)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited)

Objective/Strategy

The ON Foreign Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in foreign securities.

Performance as of December 31, 2019

Average Annual returns
One year	10.17%
Five years	2.43%
Ten years	4.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.04% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 10.17% versus 22.01% for its current benchmark, the MSCI EAFE Index (Net –USD), and 21.51% for its former benchmark, the MSCI All Country World Ex-USA Index (Net – USD).

Effective December 7, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Templeton Global Advisors Limited (“Templeton”). In conjunction with the change in sub-adviser and investment strategy, the Portfolio’s benchmark was changed from MSCI All Country World Ex-USA Index (Net – USD) to MSCI EAFE Index (Net – USD). The change in the benchmark was made because the MSCI EAFE Index (Net – USD) better reflects the style of the strategy utilized by BlackRock.

For the period from January 1, 2019 to December 6, 2019 (the “first performance period”), the Portfolio returned 7.92% versus 17.02% for the MSCI All Country World Ex-USA Index (Net – USD).

For the period from December 7, 2019 to December 31, 2019 (the “latter performance period”), the Portfolio returned 2.08% versus 2.86% for the MSCI EAFE Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Templeton: The relative underperformance of value stocks continued to hinder Templeton portfolios through most of the first performance period. International growth stocks outperformed international value stocks during every month of the period except September, when slightly improved economic news and more accommodative central bank messaging sparked a sharp reversal. The U.S. dollar rose in value against most foreign currencies, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency lost value as the U.S. dollar rose.

A. BlackRock: International equity markets continued to climb in December, as an easing of global trade tensions, supportive central bank policy, and improving economic indicators, particularly in Germany, all helped drive positive returns throughout the fourth quarter and into the end of the year. As markets were largely driven by geopolitical and broad macroeconomic factors, including a widely-followed general election in the U.K., some of the Portfolio’s stock selection insights struggled throughout the latter performance period. Given the continuously evolving geopolitical and market landscape late in the year, the Portfolio’s trend-based insights were challenged throughout the latter performance period. Similarly, sentiment-driven signals struggled, as the macro-driven market moves were often disconnected from stock-specific sentiment. Insights evaluating company fundamentals were mixed during the latter performance period, as signals designed to identify relative value opportunities, as well as the Portfolio’s company quality signals, were generally flat, detracting modestly in aggregate. Lastly, macro thematic insights were broadly mixed amongst both country timing and industry timing signals.

Q. How did country selection impact the Portfolio’s performance relative to the benchmark?

A. Templeton: Country selection detracted from relative performance during the first performance period. Stock selection in Asia was the biggest relative detractor, with China and Japan responsible for most of the region’s underperformance. Stock selection in Europe also hurt relative results. The U.K., buffeted by uncertainties around Brexit, was the region’s biggest detractor, hurt by both stock selection and an unfavorable overweight. Stock selection helped relative results in North America, the only region to contribute to relative performance. Off-benchmark and overweighted allocations in a handful of American and Canadian companies boosted those regions’ results.

A. BlackRock: The Portfolio targets a relatively country-neutral approach. That being said, maintaining a modest underweight to Japan contributed to results, whereas a modest underweight to Sweden detracted from relative returns. From a country perspective, stock selection was strongest in Switzerland and Hong Kong. Selection was weakest in Japan, Spain and Germany. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Templeton: Both stock selection and sector allocation detracted from relative performance during the first performance period. Communication Services was the Portfolio’s biggest relative detractor, hurt by stock selection and an overweight. We added to the sector during the period in order to increase the Portfolio’s exposure to higher quality stocks with defensive yield characteristics, which we believe should perform well once this mature cycle eventually inflects. The Portfolio’s Energy holdings also detracted due to stock selection and an overweight. We continue to see counter-cyclical opportunities in Energy, where highly cash-generative companies with healthy dividend yields trade at valuations consistent with oil prices, which are well below our normalized expectations. Stock selection also pressured Health Care holdings, offsetting a favorable overweight in the well-performing sector.

Relative underperformance during the first performance period was slightly offset by stock selection in the Information Technology and Materials sectors.

28	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

A. BlackRock: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its alpha from security selection. While a modest underweight to the Energy sector detracted from relative returns, given the sector’s strong performance over the latter performance period, no other sector allocation decisions meaningfully affected results. As expected, the majority of the Portfolio’s modest underperformance was driven by security selection decisions. Stock selection was additive in the Health Care sector, especially among health care equipment and supplies companies. Selection in the Information Technology sector also helped relative performance. In contrast, security selection within the Financials sector, in particular among banks and insurance companies, was a notable detractor from relative performance. Selection in the Communication Services sector, especially within the diversified telecommunication services industry, also hindered relative returns. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Templeton: Top Contributors (first performance period):

NXP Semiconductors N.V. (“NXP”) – Shares of the Dutch chip-maker rose to near-record highs after reporting better-than-expected sales and encouraging demand trends. NXP continues to offer solid near-term downside support, aided by an aggressive share buyback program, attractive asset base and mixture of industry tailwinds and self-help opportunities.

Alamos Gold, Inc. Class A – Shares of the Canadian precious metals miner rallied after the price of gold reached a six-year high and the firm announced lower-than-expected capital expenditures required to meet production forecasts.

BNP Paribas SA – Shares of the French lender advanced after reporting strong results from its fixed income unit and benefiting from more benign macroeconomic conditions in Europe.

Top Detractors (first performance period):

Teva Pharmaceutical Industries Ltd. – ADR (“Teva”) – Shares of the Israeli generic drug-maker slumped amid concerns about the firm’s heavy debt load and ongoing regulatory and litigation risks. Unforeseen events caused us to revisit our thesis on Teva, which, while cheap on a headline basis, is faced with considerable structural and event-driven risks.

China Telecom Corp. Ltd. – Shares of China’s largest fixed-line provider and third-largest mobile operator declined amid elevated 5G capital expenditures and continued security scrutiny of Chinese telecommunications companies.

Baidu, Inc. – ADR (“Baidu”) – Shares fell after China’s biggest online search engine posted its first loss since going public, as the firm struggled with a changing local market and slowing economy.

A. BlackRock: The Portfolio’s overweight position in Standard Chartered PLC was the largest relative individual contributor for the latter performance period. The primary driver of the stock’s appreciation was the successful sale of a non-core Indonesian bank, which netted about $500 million for the company. The U.K. election results also provided a modest tailwind for the British banking and financial services company. Overweighting energy company Equinor ASA also contributed to relative performance, as the increase in global oil prices towards the end of the year improved expectations on the future profitability of the company. Investors also reacted positively to Equinor ASA increasing its stake in Scatec Solar, which enabled the company to further diversify its revenue sourcing and strengthen its exposure to the rapidly-growing solar energy sector. An overweight position in Volvo AB further bolstered relative returns. The company’s share price rose on news that it was selling its UD trucks business to Isuzu Motors Ltd. for roughly $2.3 billion and planning to distribute the majority of the cash back to shareholders. (1)

In contrast, the Portfolio’s overweight position in Safran SA was the largest relative individual detractor during the latter performance period. As one of Boeing’s largest European suppliers, Safran SA sold off considerably on news that Boeing would suspend production of its grounded 737 Max jet in January 2020. Remaining overweight Telefonica SA also detracted from relative returns, as investors reacted negatively to company announcements regarding the structure of its Latin American business and to its continued global divestiture of cell towers. The Portfolio’s overweight position in Japan-based Suntory Beverage and Food Ltd. further diminished relative performance, as the stock price declined following news that the company was planning to launch an India-only whiskey brand. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Templeton: The Portfolio did not hold any derivatives or participate in any IPOs during the first performance period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter performance period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. Templeton: Christopher Peel began co-managing the Portfolio alongside Tucker Scott in February 2019 and assumed full management responsibility on July 1, 2019. Alan Bartlett took over as Chief Investment Officer of Templeton Global Advisors on October 1, 2019, in anticipation of the retirement of Norman Boersma at year-end.

A. BlackRock: There were no significant changes during the latter performance period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

29	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s benchmark was changed from MSCI All Country World Ex-USA Index (Net-USD) to MSCI EAFE Index (Net-USD), effective December 7, 2019. The change in the benchmark was made because the MSCI EAFE Index (Net-USD) better reflects the style of the strategy utilized by the current sub-adviser.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index is available for a number of regions, market segments/sizes and covers approximately 85% of the free-float-adjusted market capitalization in each of the 21 countries. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index (ACWI) consists of 23 developed and 24 emerging market country indices, while the MSCI All Country World Ex-USA Index specifically excludes the impact of the United States. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

30	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4) (5)	97.7
Money Market Funds and Other Net Assets	2.3

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Roche Holding AG	2.3
2.	LVMH Moet Hennessy Louis Vuitton SE	1.7
3.	SAP SE	1.6
4.	Equinor ASA	1.6
5.	GlaxoSmithKline PLC	1.6
6.	Novartis AG	1.5
7.	Nestle SA	1.5
8.	Allianz SE	1.5
9.	British American Tobacco PLC	1.5
10.	L’Oreal SA	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
Japan	22.3
United Kingdom	14.0
France	11.7
Switzerland	10.4
Germany	8.9
Australia	7.4
Netherlands	5.1
Hong Kong	2.5
Finland	2.4
Denmark	2.2

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	16.7
Industrials	15.9
Health Care	12.8
Consumer Staples	12.7
Consumer Discretionary	11.6
Materials	7.3
Information Technology	6.4
Communication Services	4.6
Energy	3.9
Real Estate	3.3
Utilities	2.5

97.7

Ohio National Fund, Inc.	ON Foreign Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 97.7%		Shares	Value

JAPAN – 22.3%
Alfresa Holdings Corp. (Health Care)	(a)	3,200	$65,008
Amada Holdings Co. Ltd. (Industrials)	(a)	16,600	188,804
Dai-ichi Life Holdings, Inc. (Financials)	(a)	25,400	418,599
Daikin Industries Ltd. (Industrials)	(a)	800	112,872
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	800	98,861
Denka Co. Ltd. (Materials)	(a)	500	14,864
Denso Corp. (Consumer Discretionary)	(a)	9,400	424,526
Dentsu Group, Inc. (Communication Services)	(a)	1,200	41,347
DIC Corp. (Materials)	(a)	5,300	146,272
Dip Corp. (Communication Services)	(a)	600	17,724
DMG Mori Co. Ltd. (Industrials)	(a)	1,300	19,890
East Japan Railway Co. (Industrials)	(a)	2,600	234,681
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	800	475,259
Fuji Media Holdings, Inc. (Communication Services)	(a)	4,900	69,572
Fuji Seal International, Inc. (Materials)	(a)	2,200	48,795
Isuzu Motors Ltd. (Consumer Discretionary)	(a)	13,800	163,127
Izumi Co. Ltd. (Consumer Discretionary)	(a)	1,900	68,435
Japan Post Holdings Co. Ltd. (Financials)	(a)	13,800	129,782
JSR Corp. (Materials)	(a)	6,600	120,731
JXTG Holdings, Inc. (Energy)	(a)	12,200	55,371
Kaneka Corp. (Materials)	(a)	3,900	124,903
Kao Corp. (Consumer Staples)	(a)	6,000	494,850
Kawasaki Heavy Industries Ltd. (Industrials)	(a)	900	19,671
KDDI Corp. (Communication Services)	(a)	2,700	80,558
Kirin Holdings Co. Ltd. (Consumer Staples)	(a)	18,800	410,339
Konica Minolta, Inc. (Information Technology)	(a)	23,100	150,475
Matsumotokiyoshi Holdings Co. Ltd. (Consumer Staples)	(a)	2,300	89,044
Mitsubishi Electric Corp. (Industrials)	(a)	3,900	53,101
Mitsubishi Materials Corp. (Materials)	(a)	4,500	122,129
Mitsubishi UFJ Financial Group, Inc. (Financials)	(a)	61,200	330,868
Mitsui Chemicals, Inc. (Materials)	(a)	4,900	119,361
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	5,600	136,864
Mizuho Financial Group, Inc. (Financials)	(a)	184,100	283,591
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	1,300	42,911
Nidec Corp. (Industrials)	(a)	2,600	355,118
Nifco Inc. (Consumer Discretionary)	(a)	600	16,385
Nihon Kohden Corp. (Health Care)	(a)	600	16,640
Nippon Electric Glass Co. Ltd. (Information Technology)	(a)	2,800	62,160
Nippon Shokubai Co. Ltd. (Materials)	(a)	700	43,378
NTN Corp. (Industrials)	(a)	4,700	14,697
NTT Data Corp. (Information Technology)	(a)	12,600	168,512
Pola Orbis Holdings, Inc. (Consumer Staples)	(a)	3,100	73,839
Recruit Holdings Co. Ltd. (Industrials)	(a)	2,700	101,129
Resona Holdings, Inc. (Financials)	(a)	50,700	220,977
Sanwa Holdings Corp. (Industrials)	(a)	7,800	87,405
Secom Co. Ltd. (Industrials)	(a)	3,400	303,425
Seven & I Holdings Co. Ltd. (Consumer Staples)	(a)	12,700	465,524
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	400	43,989
Shionogi & Co. Ltd. (Health Care)	(a)	6,200	383,541
SMC Corp. (Industrials)	(a)	500	228,658
Sumitomo Heavy Industries Ltd. (Industrials)	(a)	3,900	110,779
Sumitomo Metal Mining Co. Ltd. (Materials)	(a)	3,500	112,700
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	14,200	524,482
Sumitomo Mitsui Trust Holdings, Inc. (Financials)	(a)	3,800	150,218
Sundrug Co. Ltd. (Consumer Staples)	(a)	3,300	119,400
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	8,300	346,514
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	13,802	545,899
Tokyo Electron Ltd. (Information Technology)	(a)	1,200	261,996
Topcon Corp. (Information Technology)	(a)	2,400	31,020

Common Stocks (Continued)		Shares	Value

JAPAN (continued)
Toyota Industries Corp.
(Consumer Discretionary)	(a)	300	$17,262
Toyota Motor Corp. (Consumer Discretionary)	(a)	3,400	239,569
Toyota Tsusho Corp. (Industrials)	(a)	1,100	38,640
Trend Micro, Inc. (Information Technology)	(a)(b)	2,900	148,392
Ube Industries Ltd. (Materials)	(a)	3,900	84,467
Yokogawa Electric Corp. (Information Technology)	(a)	3,000	52,683

			10,742,583

UNITED KINGDOM – 14.0%
AstraZeneca PLC (Health Care)	(a)	5,994	599,951
Berkeley Group Holdings PLC (Consumer Discretionary)	(a)	2,446	157,457
BP PLC (Energy)	(a)	20,204	127,099
British American Tobacco PLC (Consumer Staples)	(a)	16,677	708,807
Compass Group PLC (Consumer Discretionary)	(a)	9,648	241,796
Diageo PLC (Consumer Staples)	(a)	8,816	371,477
GlaxoSmithKline PLC (Health Care)	(a)	31,926	750,166
HSBC Holdings PLC (Financials)	(a)	26,815	209,920
Johnson Matthey PLC (Materials)	(a)	10,655	423,657
London Stock Exchange Group PLC (Financials)	(a)	2,599	267,104
Moneysupermarket.com Group PLC
(Consumer Discretionary)	(a)	42,038	184,540
Pearson PLC (Communication Services)	(a)	11,435	96,604
Prudential PLC (Financials)	(a)	1,586	30,389
RELX PLC (Industrials)	(a)	14,346	362,141
Rightmove PLC (Communication Services)	(a)	45,345	380,496
Rio Tinto PLC (Materials)	(a)	931	55,111
Smith & Nephew PLC (Health Care)	(a)	14,455	348,376
Standard Chartered PLC (Financials)	(a)	49,738	468,685
Unilever N.V. (Consumer Staples)	(a)	2,866	164,482
Unilever PLC (Consumer Staples)	(a)	1,039	59,475
Vodafone Group PLC (Communication Services)	(a)	281,715	546,914
Wm Morrison Supermarkets PLC
(Consumer Staples)	(c)	82,273	217,740

			6,772,387

FRANCE – 11.7%
BNP Paribas SA (Financials)	(a)	2,683	159,472
Bureau Veritas SA (Industrials)	(a)	6,772	177,033
Cie de Saint-Gobain (Industrials)	(a)	7,771	318,345
Credit Agricole SA (Financials)	(a)	2,003	29,146
Dassault Systemes SE (Information Technology)	(a)	1,816	299,504
Imerys SA (Materials)	(a)	2,036	86,424
Kering SA (Consumer Discretionary)	(a)	339	223,372
Lagardere SCA (Communication Services)	(a)	1,897	41,411
Legrand SA (Industrials)	(a)	375	30,624
L’Oreal SA (Consumer Staples)	(a)	2,109	623,647
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	1,726	804,236
Orpea (Health Care)	(a)	120	15,395
Pernod Ricard SA (Consumer Staples)	(a)	2,726	487,784
Peugeot SA (Consumer Discretionary)	(a)	6,268	150,916
Publicis Groupe SA (Communication Services)	(a)	6,485	294,039
Renault SA (Consumer Discretionary)	(a)	336	15,956
Rexel SA (Industrials)	(a)	24,908	331,293
Rubis SCA (Utilities)	(a)	1,739	107,011
Safran SA (Industrials)	(a)	3,462	534,738
Sanofi (Health Care)	(a)	959	96,310
TOTAL SA (Energy)	(a)	2,419	134,232
Veolia Environnement SA (Utilities)	(a)	16,091	428,155
Vinci SA (Industrials)	(a)	2,465	274,536

			5,663,579

32	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value

SWITZERLAND – 10.4%
Bucher Industries AG (Industrials)	(a)	423	$148,455
Givaudan SA (Materials)	(a)	89	278,837
LafargeHolcim Ltd. (Materials)	(a)	6,434	356,942
Logitech International SA (Information Technology)	(a)	8,472	401,342
Nestle SA (Consumer Staples)	(a)	6,847	741,292
Novartis AG (Health Care)	(a)	7,831	741,514
Roche Holding AG (Health Care)	(a)	3,443	1,118,984
Sika AG (Materials)	(a)	2,125	399,065
UBS Group AG (Financials)	(a)	19,735	249,044
Zurich Insurance Group AG (Financials)	(a)	1,406	576,740

			5,012,215

GERMANY – 8.9%
adidas AG (Consumer Discretionary)	(a)	630	205,076
Allianz SE (Financials)	(a)	2,898	710,090
Bayer AG (Health Care)	(a)	1,770	143,895
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	3,472	284,376
CompuGroup Medical SE (Health Care)	(a)	831	59,267
Continental AG (Consumer Discretionary)	(a)	3,239	418,577
Deutsche Post AG (Industrials)	(a)	12,954	492,565
DWS Group GmbH & Co. KGaA (Financials)	(a)	431	15,304
Fielmann AG (Consumer Discretionary)	(a)	224	18,079
Merck KGaA (Health Care)	(a)	3,633	428,308
Rational AG (Industrials)	(a)	22	17,625
SAP SE (Information Technology)	(a)	5,869	789,956
Siemens AG (Industrials)	(a)	4,023	525,370
Stroeer SE & Co. KGaA (Communication Services)	(a)	252	20,303
Telefonica Deutschland Holding AG (Communication Services)	(a)	20,950	60,774
Volkswagen AG (Consumer Discretionary)	(a)	507	98,198

			4,287,763

AUSTRALIA – 7.4%
AGL Energy Ltd. (Utilities)	(a)	14,600	210,146
APA Group (Utilities)	(a)	12,771	99,415
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	17,301	408,808
Australia & New Zealand Banking Group Ltd. (Financials)	(a)	3,242	55,911
Bendigo & Adelaide Bank Ltd. (Financials)	(a)	19,934	136,784
BHP Group Ltd. (Materials)	(a)	5,959	163,171
carsales.com Ltd. (Communication Services)	(a)	1,325	15,452
Cochlear Ltd. (Health Care)	(a)	95	14,973
Commonwealth Bank of Australia (Financials)	(a)	5,648	316,840
Computershare Ltd. (Information Technology)	(a)	19,273	227,227
Crown Resorts Ltd. (Consumer Discretionary)	(a)	11,058	93,232
CSL Ltd. (Health Care)	(a)	1,446	280,353
GPT Group / The (Real Estate)	(a)	4,037	15,902
IDP Education Ltd. (Consumer Discretionary)	(a)	4,637	55,896
Insurance Australia Group Ltd. (Financials)	(a)	4,177	22,444
Orica Ltd. (Materials)	(a)	5,509	84,952
Scentre Group (Real Estate)	(a)	157,018	422,576
Sonic Healthcare Ltd. (Health Care)	(a)	7,834	157,956
Suncorp Group Ltd. (Financials)	(a)	2,851	25,898
Tabcorp Holdings Ltd. (Consumer Discretionary)	(a)	51,444	163,546
Treasury Wine Estates Ltd. (Consumer Staples)	(a)	29,506	336,095
Westpac Banking Corp. (Financials)	(a)	14,740	251,711

			3,559,288

NETHERLANDS – 5.1%
Aegon N.V. (Financials)	(a)	66,282	303,413
ASM International N.V. (Information Technology)	(a)	259	29,234
ASML Holding N.V. (Information Technology)	(a)	367	108,653
Flow Traders (Financials)	(c)	5,507	133,057

Common Stocks (Continued)		Shares	Value

NETHERLANDS (continued)
ING Groep N.V. (Financials)	(a)	42,095	$506,083
NN Group N.V. (Financials)	(a)	10,704	406,996
Royal Dutch Shell PLC Class B (Energy)	(a)	15,979	474,315
Royal Dutch Shell PLC Class A (Energy)	(a)	10,433	308,965
Wolters Kluwer N.V. (Industrials)	(a)	2,272	165,891

			2,436,607

HONG KONG – 2.5%
AIA Group Ltd. (Financials)	(a)	10,600	111,490
CK Asset Holdings Ltd. (Real Estate)	(a)	64,100	462,560
CK Hutchison Holdings Ltd. (Industrials)	(a)	47,500	452,936
NWS Holdings Ltd. (Industrials)	(a)	17,000	23,827
Swire Pacific Ltd. Class A (Real Estate)	(a)	12,200	113,334
Swire Properties Ltd. (Real Estate)	(a)	7,000	23,190

			1,187,337

FINLAND – 2.4%
Fortum Oyj (Utilities)	(a)	9,107	224,792
Kone Oyj Class B (Industrials)	(a)	6,913	452,026
Nordea Bank Abp (Financials)	(a)	10,336	83,620
TietoEVRY Oyj (Information Technology)	(a)	5,628	175,058
UPM-Kymmene Oyj (Materials)	(a)	3,851	133,608
Valmet Oyj (Industrials)	(a)	3,491	83,714

			1,152,818

DENMARK – 2.2%
Carlsberg A/S Class B (Consumer Staples)	(a)	2,699	402,788
Chr Hansen Holding A/S (Materials)	(a)	3,927	312,176
Coloplast A/S Class B (Health Care)	(a)	2,077	257,675
Genmab A/S (Health Care)	(a)(b)	208	46,260
Novo Nordisk A/S Class B (Health Care)	(a)	781	45,258

			1,064,157

IRELAND – 2.1%
Bank of Ireland Group PLC (Financials)	(a)	39,321	216,407
DCC PLC (Industrials)	(a)	1,037	89,948
Experian PLC (Industrials)	(a)	14,326	485,644
James Hardie Industries PLC (Materials)	(a)	12,015	234,827

			1,026,826

SWEDEN – 2.0%
Investor AB (Financials)	(a)	8,293	452,747
Volvo AB (Industrials)	(a)	29,198	488,809

			941,556

NORWAY – 1.6%
Equinor ASA (Energy)	(a)	39,122	780,181

SPAIN – 1.5%
Acerinox SA (Materials)	(a)	1,577	17,820
Amadeus IT Group SA (Information Technology)	(a)	2,399	196,470
CIE Automotive SA (Consumer Discretionary)	(a)	828	19,650
Grifols SA (Health Care)	(a)	952	33,635
Telefonica SA (Communication Services)	(a)	64,261	449,384

			716,959

ITALY – 1.1%
A2A SpA (Utilities)	(a)	46,604	87,515
Ferrari N.V. (Consumer Discretionary)	(a)	2,552	423,723
Italgas SpA (Utilities)	(a)	3,700	22,620

			533,858

LUXEMBOURG – 0.6%
Aroundtown SA (Real Estate)	(a)	33,828	303,836

MACAO – 0.5%
Sands China Ltd. (Consumer Discretionary)	(a)	45,200	241,507

33	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value

SINGAPORE – 0.4%
DBS Group Holdings Ltd. (Financials)	(a)	3,100	$59,772
Singapore Technologies Engineering Ltd. (Industrials)	(a)	54,000	158,146

			217,918

CHINA – 0.4%
Sinopec Engineering Group Co. Ltd. (Industrials)	(a)	316,900	189,675

BELGIUM – 0.4%
Galapagos N.V. (Health Care)	(a)(b)	139	28,946
Groupe Bruxelles Lambert SA (Financials)	(a)	1,376	145,197

			174,143

NEW ZEALAND – 0.2%
SKY Network Television Ltd. (Communication Services)	(a)	186,336	89,263

Total Common Stocks (Cost $46,405,010)			$47,094,456

Money Market Funds – 1.7%		Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(d)	821,610	$821,692

Total Money Market Funds (Cost $821,692)			$821,692

Total Investments – 99.4% (Cost $47,226,702)	(e)		$47,916,148
Other Assets in Excess of Liabilities – 0.6%	(f)		295,243

Net Assets – 100.0%			$48,211,391

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $46,743,659 or 97.0% of the Portfolio’s net assets.

(b)	Non-income producing security.

(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $350,797 or 0.7% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Rate represents the seven-day yield at December 31, 2019.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

(f)	Includes $56,105 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME Nikkei 225 Yen Index - Long	2	March 12, 2020	$217,312	$215,591	$(1,721)	$(184)
ASX SPI 200 Index - Long	1	March 19, 2020	117,825	115,841	(1,984)	1,544
Euro Stoxx 50 Index - Long	11	March 20, 2020	461,428	460,110	(1,318)	0
ICE FTSE 100 Index - Long	2	March 20, 2020	197,508	198,663	1,155	(980)

			$994,073	$990,205	$(3,868)	$380

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2019

Average Annual returns
One year	34.89%
Five years	15.60%
Ten years	14.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.80% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 34.89% versus 36.39% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Due to the concentrated nature of the Portfolio, relative underperformance was due largely to the individual stocks in the Portfolio, rather than a market condition or investment strategy that worked for or against the Portfolio. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Due to the concentrated nature of the Portfolio, sector holdings are significantly different from those in the benchmark. Sector allocation detracted from Portfolio performance for the period. An overweight allocation to the Health Care sector, which was the second-worst performing sector in the benchmark, was the primary drag from a sector allocation perspective. In a period of strong returns, the Portfolio’s small cash position also somewhat detracted from performance. (1)

Strong stock selection in the Information Technology sector was the key contributor to relative performance. Stock selection within Materials and stock selection and an underweight allocation to the Consumer Discretionary sector also aided performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Mastercard, Inc. Class A (“Mastercard”) was the largest relative contributor. Our basic view is that Mastercard’s payments network is a competitive moat that positions the business as a key beneficiary as more transactions migrate from cash and check to plastic and electronic payments. ASML Holding N.V. was the second-largest relative contributor. Growth in cloud computing, which has translated into rising demand for NAND flash memory and Dynamic Random Access Memory, and strong initial demand for 5G devices and infrastructure, benefited the position in the developer of semiconductor manufacturing equipment. L3Harris Technologies, Inc. was another top contributor, as Harris Corp. and L3 Technologies Inc. merged during the year. We continue to see upside for the newly formed company, and expect the combined entity to realize significant synergies from the merger. (1)

Apple Inc. was the largest relative detractor. The Portfolio had some exposure to Apple, Inc. but was underweight the stock relative to the benchmark. The stock price of Apple, Inc. increased strongly during the year. Facebook, Inc. Class A was another relative detractor, as concerns about increased regulatory scrutiny have been an overhang for the stock. We expect expense growth to remain elevated as the company addresses these concerns. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the year. The Portfolio participated in two IPOs during the year, which added 6 basis points to absolute return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

35	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	98.6
Money Market Funds
Less Net Liabilities	1.4

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	8.0
2.	Mastercard, Inc. Class A	6.0
3.	Alphabet, Inc. Class C	5.3
4.	Apple, Inc.	4.9
5.	Amazon.com, Inc.	4.4
6.	Facebook, Inc. Class A	3.5
7.	Boston Scientific Corp.	3.1
8.	salesforce.com, Inc.	3.0
9.	L3Harris Technologies, Inc.	3.0
10.	American Tower Corp.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.3
Health Care	17.0
Communication Services	14.9
Consumer Discretionary	11.9
Industrials	9.9
Financials	6.1
Real Estate	2.9
Materials	2.6

98.6

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 98.6%			Shares	Value

COMMUNICATION SERVICES – 14.9%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	7,781	$10,403,353
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	33,488	6,873,412
GCI Liberty, Inc. Class A (Diversified Telecom. Svs.)	(a	)	34,372	2,435,256
Live Nation Entertainment, Inc. (Entertainment)	(a	)	18,128	1,295,608
Netflix, Inc. (Entertainment)	(a	)	12,412	4,016,151
Walt Disney Co. / The (Entertainment)			30,186	4,365,801

				29,389,581

CONSUMER DISCRETIONARY – 11.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	4,693	8,671,913
Hasbro, Inc. (Leisure Products)			39,075	4,126,711
Home Depot, Inc. / The (Specialty Retail)			19,920	4,350,130
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			31,656	3,207,069
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	80,234	3,101,846

				23,457,669

FINANCIALS – 6.1%
Charles Schwab Corp. / The (Capital Markets)			79,042	3,759,238
Intercontinental Exchange, Inc. (Capital Markets)			42,124	3,898,576
Markel Corp. (Insurance)	(a	)	3,870	4,424,068

				12,081,882

HEALTH CARE – 17.0%
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	133,582	6,040,578
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			15,732	5,054,534
Danaher Corp. (Health Care Equip. & Supplies)			30,165	4,629,724
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	6,725	1,568,875
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a	)	38,909	2,290,962
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	17,768	3,324,748
Insmed, Inc. (Biotechnology)	(a	)	124,576	2,974,875
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	8,129	4,805,459
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	24,805	2,666,290

				33,356,045

Common Stocks (Continued)			Shares	Value

INDUSTRIALS – 9.9%
Boeing Co. / The (Aerospace & Defense)			13,476	$4,389,942
CoStar Group, Inc. (Professional Svs.)	(a	)	6,618	3,959,549
L3Harris Technologies, Inc. (Aerospace & Defense)			29,753	5,887,226
Westinghouse Air Brake Technologies Corp. (Machinery)			68,299	5,313,662

				19,550,379

INFORMATION TECHNOLOGY – 33.3%
Adobe, Inc. (Software)	(a	)	12,756	4,207,056
Apple, Inc. (Tech. Hardware, Storage & Periph.)			32,701	9,602,649
ASML Holding N.V. (Semiconductors & Equip.)			14,548	4,305,335
Atlassian Corp. PLC Class A (Software)	(a	)	8,774	1,055,863
Avalara, Inc. (Software)	(a	)	27,275	1,997,894
Cognex Corp. (Electronic Equip., Instr. & Comp.)			19,684	1,103,091
Mastercard, Inc. Class A (IT Svs.)			39,737	11,865,071
Microchip Technology, Inc. (Semiconductors & Equip.)			24,897	2,607,214
Microsoft Corp. (Software)			99,977	15,766,373
salesforce.com, Inc. (Software)	(a	)	36,202	5,887,893
Texas Instruments, Inc. (Semiconductors & Equip.)			43,454	5,574,714
Zendesk, Inc. (Software)	(a	)	21,250	1,628,387

				65,601,540

MATERIALS – 2.6%
Ball Corp. (Containers & Packaging)			34,948	2,260,087
Sherwin-Williams Co. / The (Chemicals)			5,015	2,926,453

				5,186,540

REAL ESTATE – 2.9%
American Tower Corp. (Equity REIT)			24,313	5,587,614

Total Common Stocks (Cost $157,278,907)				$194,211,250

Money Market Funds – 1.6%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	3,069,396	$3,069,703

Total Money Market Funds (Cost $3,069,703)				$3,069,703

Total Investments – 100.2% (Cost $160,348,610)	(c	)		$197,280,953
Liabilities in Excess of Other Assets – (0.2)%				(331,100)

Net Assets – 100.0%				$196,949,853

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Venture Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.

Performance as of December 31, 2019

Average Annual returns
One year	28.61%
Five years	9.64%
Ten years	14.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 28.61% versus 28.48% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Relative performance was affected by a valuation bifurcation among small-cap stocks. Companies tied to secular growth trends, such as biotechnology innovation or software-as-a-service (“SaaS”), traded at extreme multiples during the year. Many of these companies have yet to produce earnings and trade at absurdly high multiples of revenue. At the opposite end of the spectrum, stocks of many companies with any cyclicality to their business models were already pricing in a recession.

The Portfolio owns companies tied to powerful secular growth trends, such as biotechnology innovation or the transition of software services to the cloud, but we have taken a selective approach. Holdings in the biotechnology industry demonstrate this process. We’ve generally avoided the smallest biotechnology companies in the benchmark, whose potential earnings streams are often tied to a single treatment still under development. Instead, we favor companies with established products whose earnings streams are more visible. We also hold companies providing services that improve drug delivery and development. Such businesses still benefit from broad industry innovation and the proliferation of new drugs, but should be less risky than owning a stock whose performance is tied largely to the binary outcome of a single clinical trial. At the same time, we endeavored to own fewer cyclical companies. Many of our industrial companies, for example, have strong aftermarket businesses that help buttress earnings even in a less certain economic environment. This approach helped our relative performance during a year often marked by volatility. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection and an overweight to Information Technology contributed to the Portfolio’s relative outperformance. Many Information Technology holdings are not traditional technology companies, but rather business services companies that use technology to improve operations for end markets from health care to financial services. These types of services have typically delivered steady, recurring revenue streams for companies, helping to support strong stock market performance. (1)

Stock selection and an underweight in Health Care detracted from relative performance, however. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Catalent, Inc. (“Catalent), an outsourced pharmaceutical manufacturer not in the benchmark, was the top relative contributor. The stock rebounded strongly in the first quarter of 2019, following a fourth quarter 2018 decline that reflected concerns over an industry ibuprofen shortage. Catalent was able to source an alternative supplier of ibuprofen in the first quarter, which resolved the shortage issue. It also reported strong results for its biologics business, a key growth driver. We believe Catalent represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries. The second largest relative contributor, aerospace and electronics company HEICO Corp. Class A, specializes in aftermarket aerospace components, a business that provides steady, recurring revenue streams. The company also benefited from international regulatory changes that made it easier for manufacturers to use aftermarket parts. Neogenomics, Inc., which operates diagnostic labs that help doctors analyze genetic markers and personalize cancer treatments, was the third largest relative contributor. The stock rose as the company continued to strengthen its market position through acquisitions. It is well positioned to benefit from a broad range of cancer treatment milestones. (1)

Not owning benchmark holding Arrowhead Biopharma, Inc. detracted from relative performance. The stock rose strongly after the early-stage biopharmaceutical company reported strong clinical trial news related to a hepatitis B treatment it is developing with Johnson & Johnson. Not owning benchmark holding Array Biopharma also hurt relative results, as the stock surged higher on news of the company’s acquisition by Pfizer. Waitr Holdings, Inc., a stock the Portfolio did own, was a third notable detractor from relative performance. The company offers a platform that facilitates online ordering and delivery from local restaurants. The stock declined due to concerns over increased competition after larger, better capitalized competitors entered its markets. The company also faced challenges with entering and ramping up in new markets, which weighed on its earnings performance. We exited the position during the year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the year. The Portfolio participated in twelve IPOs during the year, which contributed 100 basis points to absolute return. Notable individual contributors were BellRing Brands, Inc. Class A and Bridgebio Pharma, Inc., contributing 26 and 25 basis points to absolute return, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

38	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	96.3
Master Limited Partnerships (4)	1.4
Money Market Funds and Other Net Assets	2.3

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Catalent, Inc.	2.6
2.	Nice Ltd. – ADR	2.2
3.	Euronet Worldwide, Inc.	2.1
4.	LPL Financial Holdings, Inc.	2.0
5.	ON Semiconductor Corp.	1.8
6.	j2 Global, Inc.	1.8
7.	SS&C Technologies Holdings, Inc.	1.6
8.	Blackbaud, Inc.	1.6
9.	ITT, Inc.	1.6
10.	CSW Industrials, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	32.2
Health Care	21.8
Industrials	17.6
Consumer Discretionary	9.2
Financials	5.8
Materials	5.2
Consumer Staples	2.1
Real Estate	2.0
Energy	1.1
Communication Services	0.7

97.7

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 96.3%			Shares	Value

COMMUNICATION SERVICES – 0.7%
Manchester United PLC Class A (Entertainment)			47,384	$944,363
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a	)	43,807	323,734

				1,268,097

CONSUMER DISCRETIONARY – 7.8%
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			9,542	1,043,322
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			17,181	1,297,853
frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	32,116	1,522,941
K12, Inc. (Diversified Consumer Svs.)	(a	)	55,264	1,124,622
Lovesac Co. / The (Household Durables)	(a	)	47,301	759,181
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a	)	4,342	99,432
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a	)	22,610	1,097,715
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a	)	26,542	500,317
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	64,232	2,483,209
Thor Industries, Inc. (Automobiles)			14,248	1,058,484
Visteon Corp. (Auto Components)	(a	)	14,774	1,279,281
Williams-Sonoma, Inc. (Specialty Retail)			14,589	1,071,416

				13,337,773

CONSUMER STAPLES – 2.1%
BellRing Brands, Inc. Class A (Personal Products)	(a	)	50,042	1,065,394
Casey’s General Stores, Inc. (Food & Staples Retailing)			5,541	880,963
Hain Celestial Group, Inc. / The (Food Products)	(a	)	24,960	647,837
Ontex Group N.V. (Personal Products)	(b	)	51,061	1,074,745

				3,668,939

ENERGY – 1.1%
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	(a	)	79,881	1,004,903
Solaris Oilfield Infrastructure, Inc. Class A (Energy Equip. & Svs.)			63,713	891,982

				1,896,885

FINANCIALS – 5.8%
Assetmark Financial Holdings, Inc. (Capital Markets)	(a	)	34,499	1,001,161
Kearny Financial Corp. (Thrifts & Mortgage Finance)			59,698	825,623
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a	)	3,489	1,058,702
LPL Financial Holdings, Inc. (Capital Markets)			37,547	3,463,711
MSCI, Inc. (Capital Markets)			2,955	762,922
RLI Corp. (Insurance)			17,180	1,546,544
UMB Financial Corp. (Banks)			17,122	1,175,254

				9,833,917

HEALTH CARE – 21.8%
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a	)	46,797	749,220
Bio-Techne Corp. (Life Sciences Tools & Svs.)			7,940	1,742,909
Bridgebio Pharma, Inc. (Biotechnology)	(a	)	18,735	656,662
Catalent, Inc. (Pharmaceuticals)	(a	)	78,126	4,398,494
Codexis, Inc. (Life Sciences Tools & Svs.)	(a	)	59,993	959,288
CryoPort, Inc. (Health Care Equip. & Supplies)	(a	)	21,694	357,083
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a	)	14,635	910,882
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a	)	23,968	1,439,997
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a	)	5,479	338,493
FibroGen, Inc. (Biotechnology)	(a	)	19,605	840,859

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Global Blood Therapeutics, Inc. (Biotechnology)	(a	)	7,856	$624,473
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a	)	34,563	2,035,069
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a	)	7,478	781,900
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	14,420	1,068,089
Heron Therapeutics, Inc. (Biotechnology)	(a	)	28,369	666,672
Heska Corp. (Health Care Equip. & Supplies)	(a	)	7,642	733,174
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	6,208	1,161,641
Immunomedics, Inc. (Biotechnology)	(a	)	32,427	686,155
Insmed, Inc. (Biotechnology)	(a	)	48,917	1,168,138
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a	)	28,518	1,662,029
Knight Therapeutics, Inc. (Pharmaceuticals)	(a	)	126,860	740,517
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	14,529	1,515,229
Mirati Therapeutics, Inc. (Biotechnology)	(a	)	9,405	1,211,928
MyoKardia, Inc. (Pharmaceuticals)	(a	)	7,028	512,236
Myovant Sciences Ltd. (Biotechnology)	(a	)	21,414	332,345
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a	)	75,707	2,214,430
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	14,463	1,554,628
Phathom Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	4,643	144,583
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	28,213	1,142,627
PTC Therapeutics, Inc. (Biotechnology)	(a	)	10,578	508,061
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a	)	29,101	668,159
STERIS PLC (Health Care Equip. & Supplies)			15,230	2,321,357
Surmodics, Inc. (Health Care Equip. & Supplies)	(a	)	17,175	711,560
Zogenix, Inc. (Pharmaceuticals)	(a	)	11,350	591,676

				37,150,563

INDUSTRIALS – 17.6%
Alamo Group, Inc. (Machinery)			2,916	366,104
AMERCO (Road & Rail)			3,681	1,383,393
Brady Corp. Class A (Commercial Svs. & Supplies)			35,137	2,011,945
Cimpress PLC (Commercial Svs. & Supplies)	(a	)	8,956	1,126,396
Clarivate Analytics PLC (Professional Svs.)	(a	)	137,187	2,304,742
Construction Partners, Inc. Class A (Construction & Engineering)	(a	)	39,238	661,945
CSW Industrials, Inc. (Building Products)			34,588	2,663,276
EnerSys (Electrical Equip.)			17,942	1,342,600
Gates Industrial Corp. PLC (Machinery)	(a	)	120,752	1,661,548
HEICO Corp. Class A (Aerospace & Defense)			15,882	1,421,915
ITT, Inc. (Machinery)			36,429	2,692,467
Kennametal, Inc. (Machinery)			32,893	1,213,423
Kornit Digital Ltd. (Machinery)	(a	)	48,460	1,658,786
Nordson Corp. (Machinery)			11,799	1,921,349
Old Dominion Freight Line, Inc. (Road & Rail)			3,125	593,062
Proto Labs, Inc. (Machinery)	(a	)	8,846	898,311
Rexnord Corp. (Machinery)	(a	)	70,690	2,305,908
Standex International Corp. (Machinery)			22,045	1,749,271
TrueBlue, Inc. (Professional Svs.)	(a	)	51,382	1,236,251
Westinghouse Air Brake Technologies Corp. (Machinery)			11,808	918,662

				30,131,354

INFORMATION TECHNOLOGY – 32.2%
Altair Engineering, Inc. Class A (Software)	(a	)	30,956	1,111,630
Belden, Inc. (Electronic Equip., Instr. & Comp.)			33,838	1,861,090
Bill.Com Holdings, Inc. (Software)	(a	)	1,111	42,274
Blackbaud, Inc. (Software)			33,892	2,697,803
Broadridge Financial Solutions, Inc. (IT Svs.)			16,834	2,079,672
Cadence Design Systems, Inc. (Software)	(a	)	12,221	847,649

40	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
ChannelAdvisor Corp. (Software)	(a	)	78,045	$705,527
Cision Ltd. (Software)	(a	)	47,209	470,674
Descartes Systems Group, Inc. / The (Software)	(a	)	57,238	2,446,351
Envestnet, Inc. (Software)	(a	)	27,967	1,947,342
Euronet Worldwide, Inc. (IT Svs.)	(a	)	22,777	3,588,744
Everbridge, Inc. (Software)	(a	)	13,505	1,054,470
GTY Technology Holdings, Inc. (Software)	(a	)	102,692	604,856
Guidewire Software, Inc. (Software)	(a	)	10,293	1,129,863
Instructure, Inc. (Software)	(a	)	13,934	671,758
j2 Global, Inc. (Software)			32,248	3,021,960
LivePerson, Inc. (Software)	(a	)	43,445	1,607,465
Medallia, Inc. (Software)	(a	)	25,157	782,634
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			16,107	681,970
Nice Ltd. – ADR (Software)	(a	)	24,728	3,836,549
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	14,942	1,321,471
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	126,687	3,088,629
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	17,299	1,742,701
Paylocity Holding Corp. (Software)	(a	)	18,894	2,282,773
RealPage, Inc. (Software)	(a	)	31,541	1,695,329
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a	)	10,086	1,258,027
SailPoint Technologies Holding, Inc. (Software)	(a	)	52,553	1,240,251
SS&C Technologies Holdings, Inc. (Software)			44,933	2,758,886
Trade Desk, Inc. / The Class A (Software)	(a	)	6,301	1,636,874
Tyler Technologies, Inc. (Software)	(a	)	5,309	1,592,806
WEX, Inc. (IT Svs.)	(a	)	9,283	1,944,417
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	33,334	2,205,044
Yext, Inc. (Software)	(a	)	64,292	927,091

				54,884,580

Common Stocks (Continued)			Shares	Value

MATERIALS – 5.2%
Chase Corp. (Chemicals)			7,000	$829,360
Constellium SE (Metals & Mining)	(a	)	56,649	759,097
H.B. Fuller Co. (Chemicals)			27,242	1,404,870
Neenah, Inc. (Paper & Forest Products)			15,690	1,105,047
Sensient Technologies Corp. (Chemicals)			38,427	2,539,640
Valvoline, Inc. (Chemicals)			101,464	2,172,344

				8,810,358

REAL ESTATE – 2.0%
Easterly Government Properties, Inc. (Equity REIT)			45,298	1,074,922
FirstService Corp. (Real Estate Mgmt. & Development)			11,838	1,101,407
Redfin Corp. (Real Estate Mgmt. & Development)	(a	)	60,220	1,273,051

				3,449,380

Total Common Stocks (Cost $120,550,940)				$164,431,846

Master Limited Partnerships – 1.4%			Shares	Value
CONSUMER DISCRETIONARY – 1.4%
Cedar Fair LP (Hotels, Restaurants & Leisure)			42,931	$2,380,095

Total Master Limited Partnerships (Cost $2,183,558)				$2,380,095

Money Market Funds – 2.0%			Shares	Value
State Street Institutional Liquid Reserves Fund
Institutional Class, 1.734%	(c	)	3,354,824	$3,355,159

Total Money Market Funds (Cost $3,355,159)				$3,355,159

Total Investments – 99.7% (Cost $126,089,657)	(d	)		$170,167,100
Other Assets in Excess of Liabilities – 0.3%				507,759

Net Assets – 100.0%				$170,674,859

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,074,745 or 0.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Rate represents the seven-day yield at December 31, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

41

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Enterprise Portfolio seeks long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2019

Average Annual returns
One year	36.57%
Five years	10.13%
Ten years	12.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.96% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2019, the Portfolio returned 36.57% versus 35.47% for its benchmark, the Russell Midcap Growth Index.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  The Portfolio tends to emphasize “durable growth” companies that have more predictable business models, recurring revenue streams, strong free-cash-flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. Many of these stocks performed well for the Portfolio. However, the Portfolio was underexposed to some of the highly valued consumer internet and software-as-a-service (“SaaS”) companies that were strong market performers for the benchmark. These underweights dampened relative performance. We own a few of these companies – and like the business models and management teams associated with others – but are concerned about excessive valuations associated with many of these businesses. We remain sensitive to valuation risk and downside protection and are comfortable with the Portfolio’s positioning within the Information Technology sector. (1)

Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A.  Stock selection was the key to outperformance, especially in the Industrials sector. The Portfolio tends to own fewer economically-sensitive Industrials companies than the benchmark, and that positioning helped in an environment where global economic growth was a growing market concern. The Portfolio’s underweights to the underperforming Communication Services and Consumer Staples sectors also contributed. The reasons for these underweights are stock specific and not reflective of a view on the broader sectors. Stock selection in the Consumer Discretionary, Health Care and Materials sectors detracted from relative performance. (1)

Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  Constellation Software, Inc. (“Constellation”) was a leading relative contributor. This diversified software company has a long history of making strategic acquisitions and becoming the leading software provider for a host of niche industries. It has deployed capital toward strategic acquisitions, which the market generally viewed favorably, given Constellation’s history of creating value with the companies it targets. Nice Ltd. – ADR was also a top contributor. The company helps organizations use data to improve performance, increase efficiency, comply with regulations and fight financial crime. Its services include sophisticated analytical applications that have helped boost customer engagement, and it benefits from recurring revenue streams and high customer retention rates. These attributes have helped support the company’s financial results and stock performance. Teledyne Technologies, Inc., another strong contributor, owns diverse businesses with exposure to end markets, including technology, defense, marine and industrial. It delivered robust financial performance, supported in part by strategic acquisitions. The company also issued strong earnings guidance that reflected strength in its defense business and some signs of early-stage recovery in its marine business. (1)

A lack of exposure to semiconductor company Advanced Micro Devices, Inc. hurt relative performance. The stock rose strongly for the year, aided by the company’s generally positive revenue and earnings performance. Not owning benchmark holding Fiserv, Inc., a supplier of technology to the Financial Services sector, also hindered relative performance. The stock’s performance was lifted by the company’s strong financial results and expectations over the synergies provided by its merger with First Data Corp. Not owning benchmark holding ServiceNow, Inc., a provider of enterprise SaaS solutions, also dampened relative performance, as the stock rose strongly during the year, aided by its better than expected earnings performance. We remain selective in our SaaS investments, given our concerns over excessive valuations in the space. (1)

Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A.  The Portfolio did not use derivatives during the year. The Portfolio participated in six IPOs during the year, which added 4 basis points to absolute return.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

42	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	98.2
Money Market Funds
Less Net Liabilities	1.8

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Microchip Technology, Inc.	2.7
2.	Constellation Software, Inc.	2.6
3.	Aon PLC	2.5
4.	Sensata Technologies Holding PLC	2.4
5.	LPL Financial Holdings, Inc.	2.4
6.	Crown Castle International Corp.	2.4
7.	WEX, Inc.	2.3
8.	Lamar Advertising Co. Class A	2.2
9.	SS&C Technologies Holdings, Inc.	2.2
10.	Global Payments, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	34.4
Industrials	20.1
Health Care	15.3
Financials	13.5
Consumer Discretionary	7.9
Real Estate	4.5
Communication Services	1.4
Materials	1.1

98.2

43

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 98.2%			Shares	Value
COMMUNICATION SERVICES – 1.4%
Liberty Media Corp. - Liberty Formula One
Class C (Entertainment)	(a	)	12,715	$584,445
Omnicom Group, Inc. (Media)			11,449	927,598

				1,512,043

CONSUMER DISCRETIONARY – 7.9%
Aramark (Hotels, Restaurants & Leisure)			24,628	1,068,855
CarMax, Inc. (Specialty Retail)	(a	)	8,582	752,384
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			19,214	1,451,426
frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	12,172	577,196
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)			43,968	1,298,375
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	17,628	1,029,652
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	24,350	941,371
Visteon Corp. (Auto Components)	(a	)	6,575	569,329
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	4,045	365,547
Williams-Sonoma, Inc. (Specialty Retail)			8,030	589,723

				8,643,858

FINANCIALS – 13.5%
Aon PLC (Insurance)			12,936	2,694,439
Cboe Global Markets, Inc. (Capital Markets)			6,435	772,200
Intact Financial Corp. (Insurance)			16,327	1,765,536
LPL Financial Holdings, Inc. (Capital Markets)			28,714	2,648,866
MSCI, Inc. (Capital Markets)			2,571	663,781
SVB Financial Group (Banks)	(a	)	2,567	644,420
Synchrony Financial (Consumer Finance)			19,893	716,347
TD Ameritrade Holding Corp. (Capital Markets)			44,845	2,228,797
W.R. Berkley Corp. (Insurance)			25,863	1,787,133
Willis Towers Watson PLC (Insurance)			4,623	933,569

				14,855,088

HEALTH CARE – 15.3%
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	51,786	2,341,763
Catalent, Inc. (Pharmaceuticals)	(a	)	23,366	1,315,506
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			6,262	2,011,918
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			13,002	735,783
Elanco Animal Health, Inc. (Pharmaceuticals)	(a	)	15,859	467,047
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	3,420	639,950
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	10,090	1,559,006
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	8,382	900,981
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			23,037	2,236,893
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a	)	7,364	818,508
Sage Therapeutics, Inc. (Biotechnology)	(a	)	2,293	165,532
Sarepta Therapeutics, Inc. (Biotechnology)	(a	)	3,793	489,449
Teleflex, Inc. (Health Care Equip. & Supplies)			2,867	1,079,253
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	5,171	734,334
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	5,895	1,377,367

				16,873,290

INDUSTRIALS – 20.1%
Carlisle Cos., Inc. (Industrial Conglomerates)			7,120	1,152,301
Cimpress PLC (Commercial Svs. & Supplies)	(a	)	11,534	1,450,631
CoStar Group, Inc. (Professional Svs.)	(a	)	1,888	1,129,590
Edenred (Commercial Svs. & Supplies)	(b	)	16,730	867,023
Ferguson PLC (Trading Companies & Distributors)	(b	)	8,805	801,315
HEICO Corp. Class A (Aerospace & Defense)			2,550	228,302
IHS Markit Ltd. (Professional Svs.)	(a	)	17,392	1,310,487
Ingersoll-Rand PLC (Machinery)			4,881	648,783

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
L3Harris Technologies, Inc. (Aerospace & Defense)			7,591	$1,502,031
Middleby Corp. / The (Machinery)	(a	)	5,971	653,944
Old Dominion Freight Line, Inc. (Road & Rail)			2,783	528,158
Rexnord Corp. (Machinery)	(a	)	45,954	1,499,019
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)			31,968	1,373,026
Ryanair Holdings PLC – ADR (Airlines)	(a	)	10,853	950,831
Sensata Technologies Holding PLC (Electrical Equip.)	(a	)	49,986	2,692,746
Southwest Airlines Co. (Airlines)			10,220	551,676
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	4,795	1,661,659
Verisk Analytics, Inc. (Professional Svs.)			11,864	1,771,770
Westinghouse Air Brake Technologies Corp. (Machinery)			17,139	1,333,414

				22,106,706

INFORMATION TECHNOLOGY – 34.4%
Amdocs Ltd. (IT Svs.)			28,496	2,057,126
Atlassian Corp. PLC Class A (Software)	(a	)	8,037	967,173
Belden, Inc. (Electronic Equip., Instr. & Comp.)			12,162	668,910
Broadridge Financial Solutions, Inc. (IT Svs.)			13,876	1,714,241
Constellation Software, Inc. (Software)			2,976	2,890,310
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)			15,940	1,096,672
Euronet Worldwide, Inc. (IT Svs.)	(a	)	3,919	617,478
Fidelity National Information Services, Inc. (IT Svs.)			12,579	1,749,613
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	85,507	1,079,098
Gartner, Inc. (IT Svs.)	(a	)	1,032	159,031
Global Payments, Inc. (IT Svs.)			12,917	2,358,128
GoDaddy, Inc. Class A (IT Svs.)	(a	)	27,293	1,853,741
Intuit, Inc. (Software)			2,252	589,866
KLA-Tencor Corp. (Semiconductors & Equip.)			10,481	1,867,400
Lam Research Corp. (Semiconductors & Equip.)			6,121	1,789,780
Microchip Technology, Inc. (Semiconductors & Equip.)			28,621	2,997,191
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			36,780	1,557,265
Nice Ltd. – ADR (Software)	(a	)	13,782	2,138,277
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	82,138	2,002,525
SS&C Technologies Holdings, Inc. (Software)			38,515	2,364,821
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			22,932	2,197,803
WEX, Inc. (IT Svs.)	(a	)	11,874	2,487,128
Xilinx, Inc. (Semiconductors & Equip.)			5,890	575,865

				37,779,442

MATERIALS – 1.1%
Sealed Air Corp. (Containers & Packaging)			31,669	1,261,376

REAL ESTATE – 4.5%
Crown Castle International Corp. (Equity REIT)			18,472	2,625,795
Lamar Advertising Co. Class A (Equity REIT)			26,660	2,379,671

				5,005,466

Total Common Stocks (Cost $89,984,991)				$108,037,269

Money Market Funds – 1.9%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(c	)	2,072,168	$2,072,376

Total Money Market Funds (Cost $2,072,389)				$2,072,376

Total Investments – 100.1% (Cost $92,057,380)	(d	)		$110,109,645
Liabilities in Excess of Other Assets – (0.1)%				(136,576)

Net Assets – 100.0%				$109,973,069

44	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Continued)

Schedule of Investments	December 31, 2019

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:   American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,668,338 or 1.5% of the Portfolio’s net assets.

(c)	Rate represents the seven-day yield at December 31, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S&P 500® Index.

Performance as of December 31, 2019

Average Annual returns
One year	30.97%
Five years	11.23%
Ten years	13.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.38% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2019, the Portfolio returned 30.97% versus 31.49% for its benchmark, the S&P 500® Index.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A.  There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. (1)

All eleven sectors in the benchmark produced positive returns in 2019. Information Technology led the way, returning 49.7% for the year. Financials and Communication Services returned 31.2% and 32.1% respectively. The Energy sector contributed the least to the overall benchmark return, but still rose 10.6% for the year. (1)

Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark index, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. (1)

Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P 500® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A.  Over the course of 2019, the Portfolio’s management team experienced an unusually high amount of personnel changes for varied reasons including retirement, relocation due to family reasons, and pursuit of other opportunities. Departures have been replaced, in all cases, with portfolio managers who exceed the previous team member’s industry experience, and the changes have resulted in no increase or decrease in total team members dedicated to the Portfolio. Geode Capital Management LLC’s (“Geode”) investment management philosophy utilizes a team-based approach that follows a disciplined and repeatable investment process, seeking to limit dependency on any single investment professional, and, in the case of a team member’s departure, is less disruptive to the execution of the investment process.

Additionally, in December, Geode added a new position to the team with the hire of Diane Hsiung as CIO – Index and ETF Strategies. In this newly created role, Ms. Hsiung, is responsible for the overall development and implementation of the firm’s Index strategies, and providing oversight and management of team members, while driving strategic initiatives to scale operational processes and manage portfolio risks. Geode believes the management team is well-positioned going forward.

There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

46	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	99.9
U.S. Treasury Obligations	0.0
Money Market Funds Less Net Liabilities	0.1

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	4.6
2.	Microsoft Corp.	4.5
3.	Amazon.com, Inc.	2.9
4.	Facebook, Inc. Class A	1.8
5.	Berkshire Hathaway, Inc. Class B	1.7
6.	JPMorgan Chase & Co.	1.6
7.	Alphabet, Inc. Class A	1.5
8.	Alphabet, Inc. Class C	1.5
9.	Johnson & Johnson	1.4
10.	Visa, Inc.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	23.2
Health Care	14.2
Financials	12.9
Communication Services	10.4
Consumer Discretionary	9.8
Industrials	9.0
Consumer Staples	7.2
Energy	4.3
Utilities	3.3
Real Estate	2.9
Materials	2.7

99.9

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 99.9%		Shares	Value
COMMUNICATION SERVICES – 10.4%
Activision Blizzard, Inc. (Entertainment)		34,503	$ 2,050,168
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	13,433	17,992,026
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	13,445	17,976,234
AT&T, Inc. (Diversified Telecom. Svs.)		328,054	12,820,350
CenturyLink, Inc. (Diversified Telecom. Svs.)		44,011	581,385
Charter Communications, Inc. Class A (Media)	(a)	7,042	3,415,933
Comcast Corp. Class A (Media)		203,877	9,168,349
Discovery, Inc. Class A (Media)	(a)	7,068	231,406
Discovery, Inc. Class C (Media)	(a)	15,105	460,551
DISH Network Corp. Class A (Media)	(a)	11,497	407,799
Electronic Arts, Inc. (Entertainment)	(a)	13,113	1,409,779
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	108,069	22,181,162
Fox Corp. Class A (Media)		16,212	600,979
Fox Corp. Class B (Media)		6,997	254,691
Interpublic Group of Cos., Inc. / The (Media)		17,435	402,749
Live Nation Entertainment, Inc. (Entertainment)	(a)	6,333	452,620
Netflix, Inc. (Entertainment)	(a)	19,682	6,368,505
News Corp. Class A (Media)		17,381	245,767
News Corp. Class B (Media)		5,430	78,789
Omnicom Group, Inc. (Media)		9,781	792,457
Take-Two Interactive Software, Inc. (Entertainment)	(a)	5,068	620,475
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	14,227	1,115,681
Twitter, Inc. (Interactive Media & Svs.)	(a)	34,871	1,117,616
Verizon Communications, Inc. (Diversified Telecom. Svs.)		185,722	11,403,331
ViacomCBS, Inc. Class B (Media)		24,295	1,019,661
Walt Disney Co. / The (Entertainment)		80,942	11,706,641

			124,875,104

CONSUMER DISCRETIONARY – 9.8%
Advance Auto Parts, Inc. (Specialty Retail)		3,112	498,418
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	18,703	34,560,152
Aptiv PLC (Auto Components)		11,486	1,090,825
AutoZone, Inc. (Specialty Retail)	(a)	1,070	1,274,702
Best Buy Co., Inc. (Specialty Retail)		10,227	897,931
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,880	3,861,012
BorgWarner, Inc. (Auto Components)		9,268	402,046
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	6,802	259,496
CarMax, Inc. (Specialty Retail)	(a)	7,376	646,654
Carnival Corp. (Hotels, Restaurants & Leisure)		17,949	912,348
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,149	961,839
D.R. Horton, Inc. (Household Durables)		15,096	796,314
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,501	599,664
Dollar General Corp. (Multiline Retail)		11,434	1,783,475
Dollar Tree, Inc. (Multiline Retail)	(a)	10,630	999,752
eBay, Inc. (Internet & Direct Marketing Retail)		34,352	1,240,451
Expedia Group, Inc. (Internet & Direct Marketing Retail)		6,262	677,173
Ford Motor Co. (Automobiles)		175,092	1,628,356
Gap, Inc. / The (Specialty Retail)		9,616	170,011
Garmin Ltd. (Household Durables)		6,480	632,189
General Motors Co. (Automobiles)		56,443	2,065,814
Genuine Parts Co. (Distributors)		6,506	691,132
H&R Block, Inc. (Diversified Consumer Svs.)		8,772	205,967
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		16,226	240,956
Harley-Davidson, Inc. (Automobiles)		6,897	256,499
Hasbro, Inc. (Leisure Products)		5,717	603,772
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		12,674	1,405,673
Home Depot, Inc. / The (Specialty Retail)		48,988	10,697,999

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Kohl’s Corp. (Multiline Retail)		7,036	$ 358,484
L Brands, Inc. (Specialty Retail)		10,419	188,792
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		15,187	1,048,511
Leggett & Platt, Inc. (Household Durables)		5,906	300,202
Lennar Corp. Class A (Household Durables)		12,574	701,503
LKQ Corp. (Distributors)	(a)	13,830	493,731
Lowe’s Cos., Inc. (Specialty Retail)		34,419	4,122,019
Macy’s, Inc. (Multiline Retail)		13,855	235,535
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		12,188	1,845,629
McDonald’s Corp. (Hotels, Restaurants & Leisure)		33,819	6,682,973
MGM Resorts International (Hotels, Restaurants & Leisure)		23,101	768,570
Mohawk Industries, Inc. (Household Durables)	(a)	2,651	361,543
Newell Brands, Inc. (Household Durables)		17,098	328,624
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		55,931	5,666,370
Nordstrom, Inc. (Multiline Retail)		4,786	195,891
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	9,564	558,633
NVR, Inc. (Household Durables)	(a)	156	594,112
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,398	1,489,208
PulteGroup, Inc. (Household Durables)		11,447	444,144
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,327	349,834
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,234	261,869
Ross Stores, Inc. (Specialty Retail)		16,242	1,890,894
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		7,722	1,030,964
Starbucks Corp. (Hotels, Restaurants & Leisure)		53,036	4,662,925
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		12,396	334,320
Target Corp. (Multiline Retail)		22,757	2,917,675
Tiffany & Co. (Specialty Retail)		4,833	645,930
TJX Cos., Inc. / The (Specialty Retail)		54,452	3,324,839
Tractor Supply Co. (Specialty Retail)		5,336	498,596
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,567	649,810
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	8,278	178,805
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	9,156	175,612
V.F. Corp. (Textiles, Apparel & Luxury Goods)		14,701	1,465,102
Whirlpool Corp. (Household Durables)		2,853	420,903
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		4,345	603,390
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		13,586	1,368,518

			117,225,080

CONSUMER STAPLES – 7.2%
Altria Group, Inc. (Tobacco)		83,896	4,187,249
Archer-Daniels-Midland Co. (Food Products)		25,006	1,159,028
Brown-Forman Corp. Class B (Beverages)		8,166	552,022
Campbell Soup Co. (Food Products)		7,566	373,912
Church & Dwight Co., Inc. (Household Products)		11,010	774,443
Clorox Co. / The (Household Products)		5,637	865,505
Coca-Cola Co. / The (Beverages)		173,172	9,585,070
Colgate-Palmolive Co. (Household Products)		38,495	2,649,996
Conagra Brands, Inc. (Food Products)		21,810	746,774
Constellation Brands, Inc. Class A (Beverages)		7,524	1,427,679
Costco Wholesale Corp. (Food & Staples Retailing)		19,840	5,831,373
Coty, Inc. Class A (Personal Products)		13,189	148,376
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,996	2,064,574
General Mills, Inc. (Food Products)		27,143	1,453,779
Hershey Co. / The (Food Products)		6,677	981,385

48	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
CONSUMER STAPLES (continued)
Hormel Foods Corp. (Food Products)			12,535	$565,454
J.M. Smucker Co. / The (Food Products)			5,104	531,480
Kellogg Co. (Food Products)			11,153	771,342
Kimberly-Clark Corp. (Household Products)			15,388	2,116,619
Kraft Heinz Co. / The (Food Products)			27,985	899,158
Kroger Co. / The (Food & Staples Retailing)			36,028	1,044,452
Lamb Weston Holdings, Inc. (Food Products)			6,576	565,733
McCormick & Co., Inc. (Food Products)			5,550	942,002
Molson Coors Brewing Co. Class B (Beverages)			8,394	452,437
Mondelez International, Inc. Class A (Food Products)			64,657	3,561,308
Monster Beverage Corp. (Beverages)	(a	)	17,149	1,089,819
PepsiCo, Inc. (Beverages)			62,622	8,558,549
Philip Morris International, Inc. (Tobacco)			69,871	5,945,323
Procter & Gamble Co. / The (Household Products)			111,993	13,987,926
Sysco Corp. (Food & Staples Retailing)			22,884	1,957,497
Tyson Foods, Inc. Class A (Food Products)			13,258	1,207,008
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)			33,676	1,985,537
Walmart, Inc. (Food & Staples Retailing)			63,704	7,570,583

				86,553,392

ENERGY – 4.3%
Apache Corp. (Oil, Gas & Consumable Fuels)			16,860	431,447
Baker Hughes, a GE Co. (Energy Equip. & Svs.)			29,113	746,166
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)			18,339	319,282
Chevron Corp. (Oil, Gas & Consumable Fuels)			84,917	10,233,348
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)			4,556	239,144
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)			9,015	789,444
ConocoPhillips (Oil, Gas & Consumable Fuels)			49,284	3,204,939
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			17,409	452,112
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			7,241	672,399
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			26,134	2,188,984
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			190,015	13,259,247
Halliburton Co. (Energy Equip. & Svs.)			39,448	965,293
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			4,910	223,061
Hess Corp. (Oil, Gas & Consumable Fuels)			11,611	775,731
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)			6,675	338,489
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			87,505	1,852,481
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			35,925	487,862
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			29,165	1,757,191
National Oilwell Varco, Inc. (Energy Equip. & Svs.)			17,306	433,515
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)			21,449	532,793
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			40,129	1,653,716
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			18,558	1,404,284
Phillips 66 (Oil, Gas & Consumable Fuels)			19,957	2,223,409
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			7,425	1,123,922
Schlumberger Ltd. (Energy Equip. & Svs.)			62,189	2,499,998
TechnipFMC PLC (Energy Equip. & Svs.)			18,820	403,501

Common Stocks (Continued)			Shares	Value
ENERGY (continued)
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			18,445	$1,727,374
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			54,457	1,291,720

				52,230,852

FINANCIALS – 12.9%
Aflac, Inc. (Insurance)			32,967	1,743,954
Allstate Corp. / The (Insurance)			14,551	1,636,260
American Express Co. (Consumer Finance)			30,131	3,751,008
American International Group, Inc. (Insurance)			39,080	2,005,976
Ameriprise Financial, Inc. (Capital Markets)			5,691	948,007
Aon PLC (Insurance)			10,514	2,189,961
Arthur J. Gallagher & Co. (Insurance)			8,401	800,027
Assurant, Inc. (Insurance)			2,709	355,096
Bank of America Corp. (Banks)			363,557	12,804,478
Bank of New York Mellon Corp. / The (Capital Markets)			37,692	1,897,038
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	87,839	19,895,533
BlackRock, Inc. (Capital Markets)			5,296	2,662,299
Capital One Financial Corp. (Consumer Finance)			20,923	2,153,186
Cboe Global Markets, Inc. (Capital Markets)			4,998	599,760
Charles Schwab Corp. / The (Capital Markets)			51,345	2,441,968
Chubb Ltd. (Insurance)			20,349	3,167,525
Cincinnati Financial Corp. (Insurance)			6,808	715,861
Citigroup, Inc. (Banks)			98,047	7,832,975
Citizens Financial Group, Inc. (Banks)			19,550	793,926
CME Group, Inc. (Capital Markets)			16,093	3,230,187
Comerica, Inc. (Banks)			6,485	465,299
Discover Financial Services (Consumer Finance)			14,082	1,194,435
E*TRADE Financial Corp. (Capital Markets)			10,128	459,507
Everest Re Group Ltd. (Insurance)			1,825	505,233
Fifth Third Bancorp (Banks)			31,892	980,360
First Republic Bank (Banks)			7,571	889,214
Franklin Resources, Inc. (Capital Markets)			12,456	323,607
Globe Life, Inc. (Insurance)			4,458	469,205
Goldman Sachs Group, Inc. / The (Capital Markets)			14,314	3,291,218
Hartford Financial Services Group, Inc. / The (Insurance)			16,202	984,596
Huntington Bancshares, Inc. (Banks)			46,260	697,601
Intercontinental Exchange, Inc. (Capital Markets)			25,003	2,314,028
Invesco Ltd. (Capital Markets)			16,754	301,237
JPMorgan Chase & Co. (Banks)			140,848	19,634,211
KeyCorp (Banks)			44,270	896,025
Lincoln National Corp. (Insurance)			8,883	524,186
Loews Corp. (Insurance)			11,507	604,002
M&T Bank Corp. (Banks)			5,928	1,006,278
MarketAxess Holdings, Inc. (Capital Markets)			1,706	646,762
Marsh & McLennan Cos., Inc. (Insurance)			22,650	2,523,436
MetLife, Inc. (Insurance)			35,119	1,790,015
Moody’s Corp. (Capital Markets)			7,295	1,731,906
Morgan Stanley (Capital Markets)			55,255	2,824,636
MSCI, Inc. (Capital Markets)			3,798	980,568
Nasdaq, Inc. (Capital Markets)			5,156	552,208
Northern Trust Corp. (Capital Markets)			9,518	1,011,192
People’s United Financial, Inc. (Banks)			19,960	337,324
PNC Financial Services Group, Inc. / The (Banks)			19,677	3,141,040
Principal Financial Group, Inc. (Insurance)			11,627	639,485
Progressive Corp. / The (Insurance)			26,256	1,900,672
Prudential Financial, Inc. (Insurance)			18,061	1,693,038
Raymond James Financial, Inc. (Capital Markets)			5,545	496,056
Regions Financial Corp. (Banks)			43,378	744,366
S&P Global, Inc. (Capital Markets)			10,975	2,996,724

49	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
State Street Corp. (Capital Markets)			16,332	$1,291,861
SVB Financial Group (Banks)	(a	)	2,309	579,651
Synchrony Financial (Consumer Finance)			26,704	961,611
T. Rowe Price Group, Inc. (Capital Markets)			10,479	1,276,761
Travelers Cos., Inc. / The (Insurance)			11,591	1,587,387
Truist Financial Corp. (Banks)			60,229	3,392,097
U.S. Bancorp (Banks)			63,819	3,783,829
Unum Group (Insurance)			9,201	268,301
W.R. Berkley Corp. (Insurance)			6,486	448,183
Wells Fargo & Co. (Banks)			172,836	9,298,577
Willis Towers Watson PLC (Insurance)			5,783	1,167,819
Zions Bancorp N.A. (Banks)			7,673	398,382

				155,629,154

HEALTH CARE – 14.2%
Abbott Laboratories (Health Care Equip. & Supplies)			79,367	6,893,818
AbbVie, Inc. (Biotechnology)			66,413	5,880,207
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a	)	2,035	347,151
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			13,907	1,186,406
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	9,941	1,075,119
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,221	898,788
Allergan PLC (Pharmaceuticals)			14,743	2,818,419
AmerisourceBergen Corp. (Health Care Providers & Svs.)			6,752	574,055
Amgen, Inc. (Biotechnology)			26,684	6,432,712
Anthem, Inc. (Health Care Providers & Svs.)			11,389	3,439,820
Baxter International, Inc. (Health Care Equip. & Supplies)			22,928	1,917,239
Becton Dickinson and Co. (Health Care Equip. & Supplies)			12,146	3,303,348
Biogen, Inc. (Biotechnology)	(a	)	8,104	2,404,700
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	62,598	2,830,682
Bristol-Myers Squibb Co. (Pharmaceuticals)			105,273	6,757,474
Cardinal Health, Inc. (Health Care Providers & Svs.)			13,147	664,975
Centene Corp. (Health Care Providers & Svs.)	(a	)	18,590	1,168,753
Cerner Corp. (Health Care Technology)			14,110	1,035,533
Cigna Corp. (Health Care Providers & Svs.)			16,773	3,429,911
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			2,223	714,228
CVS Health Corp. (Health Care Providers & Svs.)			58,431	4,340,839
Danaher Corp. (Health Care Equip. & Supplies)			28,707	4,405,950
DaVita, Inc. (Health Care Providers & Svs.)	(a	)	4,005	300,495
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			9,962	563,750
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	9,367	2,185,227
Eli Lilly & Co. (Pharmaceuticals)			37,944	4,986,980
Gilead Sciences, Inc. (Biotechnology)			56,820	3,692,164
HCA Healthcare, Inc. (Health Care Providers & Svs.)			11,888	1,757,165
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	6,573	438,551
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	12,081	630,749
Humana, Inc. (Health Care Providers & Svs.)			5,948	2,180,061
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	3,859	1,007,701
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	6,602	2,190,147
Incyte Corp. (Biotechnology)	(a	)	8,006	699,084
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	5,190	3,068,068
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	8,099	1,251,376
Johnson & Johnson (Pharmaceuticals)			118,190	17,240,375

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a	)	4,352	$736,228
McKesson Corp. (Health Care Providers & Svs.)			8,094	1,119,562
Medtronic PLC (Health Care Equip. & Supplies)			60,191	6,828,669
Merck & Co., Inc. (Pharmaceuticals)			114,334	10,398,677
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	1,092	866,262
Mylan N.V. (Pharmaceuticals)	(a	)	23,140	465,114
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			4,983	483,849
Perrigo Co. PLC (Pharmaceuticals)			6,106	315,436
Pfizer, Inc. (Pharmaceuticals)			248,526	9,737,249
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			6,035	644,478
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,588	1,347,222
ResMed, Inc. (Health Care Equip. & Supplies)			6,472	1,002,966
STERIS PLC (Health Care Equip. & Supplies)			3,810	580,720
Stryker Corp. (Health Care Equip. & Supplies)			14,459	3,035,522
Teleflex, Inc. (Health Care Equip. & Supplies)			2,073	780,360
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			18,010	5,850,909
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			42,548	12,508,261
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)			3,606	517,317
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,083	579,827
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	11,550	2,528,872
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	2,895	676,417
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	2,255	744,624
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)			9,239	1,382,893
Zoetis, Inc. (Pharmaceuticals)			21,403	2,832,687

				170,676,141

INDUSTRIALS – 9.0%
3M Co. (Industrial Conglomerates)			25,824	4,555,870
A.O. Smith Corp. (Building Products)			6,160	293,462
Alaska Air Group, Inc. (Airlines)			5,532	374,793
Allegion PLC (Building Products)			4,174	519,830
American Airlines Group, Inc. (Airlines)			17,516	502,359
AMETEK, Inc. (Electrical Equip.)			10,241	1,021,437
Arconic, Inc. (Aerospace & Defense)			17,375	534,629
Boeing Co. / The (Aerospace & Defense)			24,010	7,821,498
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			6,068	474,518
Caterpillar, Inc. (Machinery)			24,818	3,665,122
Cintas Corp. (Commercial Svs. & Supplies)			3,767	1,013,624
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	9,189	835,648
CSX Corp. (Road & Rail)			34,921	2,526,884
Cummins, Inc. (Machinery)			6,880	1,231,245
Deere & Co. (Machinery)			14,141	2,450,070
Delta Air Lines, Inc. (Airlines)			25,856	1,512,059
Dover Corp. (Machinery)			6,525	752,072
Eaton Corp. PLC (Electrical Equip.)			18,575	1,759,424
Emerson Electric Co. (Electrical Equip.)			27,366	2,086,931
Equifax, Inc. (Professional Svs.)			5,439	762,113
Expeditors International of Washington, Inc. (Air Freight & Logistics)			7,645	596,463
Fastenal Co. (Trading Companies & Distributors)			25,760	951,832
FedEx Corp. (Air Freight & Logistics)			10,783	1,630,497
Flowserve Corp. (Machinery)			5,893	293,295
Fortive Corp. (Machinery)			13,273	1,013,925
Fortune Brands Home & Security, Inc. (Building Products)			6,256	408,767
General Dynamics Corp. (Aerospace & Defense)			10,525	1,856,084

50	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
General Electric Co. (Industrial Conglomerates)			392,217	$4,377,142
Honeywell International, Inc. (Industrial Conglomerates)			32,087	5,679,399
Huntington Ingalls Industries, Inc. (Aerospace & Defense)			1,835	460,365
IDEX Corp. (Machinery)			3,430	589,960
IHS Markit Ltd. (Professional Svs.)	(a	)	18,009	1,356,978
Illinois Tool Works, Inc. (Machinery)			13,132	2,358,901
Ingersoll-Rand PLC (Machinery)			10,752	1,429,156
J.B. Hunt Transport Services, Inc. (Road & Rail)			3,830	447,267
Jacobs Engineering Group, Inc. (Construction & Engineering)			6,081	546,256
Johnson Controls International PLC (Building Products)			34,646	1,410,439
Kansas City Southern (Road & Rail)			4,452	681,868
L3Harris Technologies, Inc. (Aerospace & Defense)			9,930	1,964,849
Lockheed Martin Corp. (Aerospace & Defense)			11,145	4,339,640
Masco Corp. (Building Products)			12,762	612,448
Nielsen Holdings PLC (Professional Svs.)			15,958	323,947
Norfolk Southern Corp. (Road & Rail)			11,710	2,273,262
Northrop Grumman Corp. (Aerospace & Defense)			7,037	2,420,517
Old Dominion Freight Line, Inc. (Road & Rail)			2,868	544,289
PACCAR, Inc. (Machinery)			15,533	1,228,660
Parker-Hannifin Corp. (Machinery)			5,771	1,187,787
Pentair PLC (Machinery)			7,540	345,860
Quanta Services, Inc. (Construction & Engineering)			6,394	260,300
Raytheon Co. (Aerospace & Defense)			12,506	2,748,068
Republic Services, Inc. (Commercial Svs. & Supplies)			9,433	845,480
Robert Half International, Inc. (Professional Svs.)			5,281	333,495
Rockwell Automation, Inc. (Electrical Equip.)			5,191	1,052,060
Rollins, Inc. (Commercial Svs. & Supplies)			6,325	209,737
Roper Technologies, Inc. (Industrial Conglomerates)			4,674	1,655,671
Snap-on, Inc. (Machinery)			2,475	419,265
Southwest Airlines Co. (Airlines)			21,269	1,148,101
Stanley Black & Decker, Inc. (Machinery)			6,828	1,131,673
Textron, Inc. (Aerospace & Defense)			10,289	458,889
TransDigm Group, Inc. (Aerospace & Defense)			2,237	1,252,720
Union Pacific Corp. (Road & Rail)			31,174	5,635,947
United Airlines Holdings, Inc. (Airlines)	(a	)	9,774	860,992
United Parcel Service, Inc. Class B (Air Freight & Logistics)			31,468	3,683,644
United Rentals, Inc. (Trading Companies & Distributors)	(a	)	3,378	563,349
United Technologies Corp. (Aerospace & Defense)			36,436	5,456,655
Verisk Analytics, Inc. (Professional Svs.)			7,358	1,098,844
W.W. Grainger, Inc. (Trading Companies & Distributors)			1,960	663,499
Waste Management, Inc. (Commercial Svs. & Supplies)			17,531	1,997,833
Westinghouse Air Brake Technologies Corp. (Machinery)			8,163	635,081
Xylem, Inc. (Machinery)			8,067	635,599

				108,770,343

INFORMATION TECHNOLOGY – 23.2%
Accenture PLC Class A (IT Svs.)			28,526	6,006,720
Adobe, Inc. (Software)	(a	)	21,740	7,170,069
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	50,013	2,293,596
Akamai Technologies, Inc. (IT Svs.)	(a	)	7,258	626,946
Alliance Data Systems Corp. (IT Svs.)			1,836	205,999

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			13,336	$1,443,355
Analog Devices, Inc. (Semiconductors & Equip.)			16,559	1,967,872
ANSYS, Inc. (Software)	(a	)	3,845	989,742
Apple, Inc. (Tech. Hardware, Storage & Periph.)			187,562	55,077,581
Applied Materials, Inc. (Semiconductors & Equip.)			41,486	2,532,305
Arista Networks, Inc. (Communications Equip.)	(a	)	2,432	494,669
Autodesk, Inc. (Software)	(a	)	9,883	1,813,135
Automatic Data Processing, Inc. (IT Svs.)			19,438	3,314,179
Broadcom, Inc. (Semiconductors & Equip.)			17,808	5,627,684
Broadridge Financial Solutions, Inc. (IT Svs.)			5,163	637,837
Cadence Design Systems, Inc. (Software)	(a	)	12,631	876,086
CDW Corp. (Electronic Equip., Instr. & Comp.)			6,452	921,604
Cisco Systems, Inc. (Communications Equip.)			190,505	9,136,620
Citrix Systems, Inc. (Software)			5,507	610,726
Cognizant Technology Solutions Corp. Class A (IT Svs.)			24,587	1,524,886
Corning, Inc. (Electronic Equip., Instr. & Comp.)			34,541	1,005,489
DXC Technology Co. (IT Svs.)			11,506	432,511
F5 Networks, Inc. (Communications Equip.)	(a	)	2,733	381,664
Fidelity National Information Services, Inc. (IT Svs.)			27,601	3,839,023
Fiserv, Inc. (IT Svs.)	(a	)	25,648	2,965,678
FleetCor Technologies, Inc. (IT Svs.)	(a	)	3,897	1,121,245
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)			5,986	311,691
Fortinet, Inc. (Software)	(a	)	6,360	678,994
Gartner, Inc. (IT Svs.)	(a	)	4,006	617,325
Global Payments, Inc. (IT Svs.)			13,499	2,464,377
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			58,228	923,496
HP, Inc. (Tech. Hardware, Storage & Periph.)			66,535	1,367,294
Intel Corp. (Semiconductors & Equip.)			195,346	11,691,458
International Business Machines Corp. (IT Svs.)			39,769	5,330,637
Intuit, Inc. (Software)			11,690	3,061,962
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a	)	1,601	232,017
Jack Henry & Associates, Inc. (IT Svs.)			3,441	501,251
Juniper Networks, Inc. (Communications Equip.)			15,050	370,682
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	8,410	863,118
KLA-Tencor Corp. (Semiconductors & Equip.)			7,081	1,261,622
Lam Research Corp. (Semiconductors & Equip.)			6,516	1,905,278
Leidos Holdings, Inc. (IT Svs.)			5,978	585,186
Mastercard, Inc. Class A (IT Svs.)			39,862	11,902,395
Maxim Integrated Products, Inc. (Semiconductors & Equip.)			12,159	747,900
Microchip Technology, Inc. (Semiconductors & Equip.)			10,735	1,124,169
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	49,719	2,673,888
Microsoft Corp. (Software)			342,589	54,026,285
Motorola Solutions, Inc. (Communications Equip.)			7,694	1,239,811
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			10,248	637,938
NortonLifeLock, Inc. (Software)			25,758	657,344
NVIDIA Corp. (Semiconductors & Equip.)			27,484	6,466,985
Oracle Corp. (Software)			97,289	5,154,371
Paychex, Inc. (IT Svs.)			14,331	1,218,995
PayPal Holdings, Inc. (IT Svs.)	(a	)	52,730	5,703,804
Qorvo, Inc. (Semiconductors & Equip.)	(a	)	5,219	606,604
QUALCOMM, Inc. (Semiconductors & Equip.)			51,278	4,524,258
salesforce.com, Inc. (Software)	(a	)	39,835	6,478,764

51	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)			10,378	$617,491
ServiceNow, Inc. (Software)	(a	)	8,471	2,391,533
Skyworks Solutions, Inc. (Semiconductors & Equip.)			7,658	925,699
Synopsys, Inc. (Software)	(a	)	6,740	938,208
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			15,006	1,438,175
Texas Instruments, Inc. (Semiconductors & Equip.)			41,977	5,385,229
VeriSign, Inc. (IT Svs.)	(a	)	4,640	894,035
Visa, Inc. (IT Svs.)			76,869	14,443,685
Western Digital Corp. (Tech. Hardware, Storage & Periph.)			13,358	847,832
Western Union Co. / The (IT Svs.)			18,812	503,785
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)			8,353	307,975
Xilinx, Inc. (Semiconductors & Equip.)			11,271	1,101,966
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	2,422	618,676

				278,761,409

MATERIALS – 2.7%
Air Products & Chemicals, Inc. (Chemicals)			9,900	2,326,401
Albemarle Corp. (Chemicals)			4,756	347,378
Amcor PLC (Containers & Packaging)			72,767	788,794
Avery Dennison Corp. (Containers & Packaging)			3,738	489,005
Ball Corp. (Containers & Packaging)			14,707	951,102
Celanese Corp. (Chemicals)			5,432	668,788
CF Industries Holdings, Inc. (Chemicals)			9,788	467,279
Corteva, Inc. (Chemicals)			33,623	993,896
Dow, Inc. (Chemicals)			33,317	1,823,439
DuPont de Nemours, Inc. (Chemicals)			33,257	2,135,099
Eastman Chemical Co. (Chemicals)			6,127	485,626
Ecolab, Inc. (Chemicals)			11,263	2,173,646
FMC Corp. (Chemicals)			5,800	578,956
Freeport-McMoRan, Inc. (Metals & Mining)			65,019	853,049
International Flavors & Fragrances, Inc. (Chemicals)			4,786	617,490
International Paper Co. (Containers & Packaging)			17,616	811,217
Linde PLC (Chemicals)			24,125	5,136,212
LyondellBasell Industries N.V. Class A (Chemicals)			11,521	1,088,504
Martin Marietta Materials, Inc. (Construction Materials)			2,801	783,272
Mosaic Co. / The (Chemicals)			15,689	339,510
Newmont Goldcorp Corp. (Metals & Mining)			36,838	1,600,611
Nucor Corp. (Metals & Mining)			13,590	764,845
Packaging Corp. of America (Containers & Packaging)			4,236	474,390
PPG Industries, Inc. (Chemicals)			10,622	1,417,931
Sealed Air Corp. (Containers & Packaging)			6,926	275,863
Sherwin-Williams Co. / The (Chemicals)			3,690	2,153,263
Vulcan Materials Co. (Construction Materials)			5,932	854,149
Westrock Co. (Containers & Packaging)			11,544	495,353

				31,895,068

REAL ESTATE – 2.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)			5,176	836,338
American Tower Corp. (Equity REIT)			19,892	4,571,579
Apartment Investment & Management Co. Class A (Equity REIT)			6,703	346,210
AvalonBay Communities, Inc. (Equity REIT)			6,274	1,315,658
Boston Properties, Inc. (Equity REIT)			6,460	890,576
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	15,011	920,024
Crown Castle International Corp. (Equity REIT)			18,672	2,654,225
Digital Realty Trust, Inc. (Equity REIT)			9,375	1,122,563

Common Stocks (Continued)	Shares	Value
REAL ESTATE (continued)
Duke Realty Corp. (Equity REIT)	16,531	$573,130
Equinix, Inc. (Equity REIT)	3,830	2,235,571
Equity Residential (Equity REIT)	15,674	1,268,340
Essex Property Trust, Inc. (Equity REIT)	2,969	893,253
Extra Space Storage, Inc. (Equity REIT)	5,819	614,603
Federal Realty Investment Trust (Equity REIT)	3,173	408,460
Healthpeak Properties, Inc. (Equity REIT)	22,240	766,613
Host Hotels & Resorts, Inc. (Equity REIT)	32,234	597,941
Iron Mountain, Inc. (Equity REIT)	12,832	408,956
Kimco Realty Corp. (Equity REIT)	18,965	392,765
Mid-America Apartment Communities, Inc. (Equity REIT)	5,120	675,123
Prologis, Inc. (Equity REIT)	28,374	2,529,258
Public Storage (Equity REIT)	6,745	1,436,415
Realty Income Corp. (Equity REIT)	14,644	1,078,238
Regency Centers Corp. (Equity REIT)	7,503	473,364
SBA Communications Corp. (Equity REIT)	5,052	1,217,481
Simon Property Group, Inc. (Equity REIT)	13,777	2,052,222
SL Green Realty Corp. (Equity REIT)	3,649	335,270
UDR, Inc. (Equity REIT)	13,152	614,198
Ventas, Inc. (Equity REIT)	16,744	966,799
Vornado Realty Trust (Equity REIT)	7,094	471,751
Welltower, Inc. (Equity REIT)	18,227	1,490,604
Weyerhaeuser Co. (Equity REIT)	33,473	1,010,885

		35,168,413

UTILITIES – 3.3%
AES Corp. (Ind. Power & Renewable Elec.)	29,717	591,368
Alliant Energy Corp. (Electric Utilities)	10,807	591,359
Ameren Corp. (Multi-Utilities)	11,055	849,024
American Electric Power Co., Inc. (Electric Utilities)	22,178	2,096,043
American Water Works Co., Inc. (Water Utilities)	8,128	998,525
Atmos Energy Corp. (Gas Utilities)	5,360	599,570
CenterPoint Energy, Inc. (Multi-Utilities)	22,495	613,439
CMS Energy Corp. (Multi-Utilities)	12,748	801,084
Consolidated Edison, Inc. (Multi-Utilities)	14,928	1,350,536
Dominion Energy, Inc. (Multi-Utilities)	36,959	3,060,944
DTE Energy Co. (Multi-Utilities)	8,628	1,120,518
Duke Energy Corp. (Electric Utilities)	32,739	2,986,124
Edison International (Electric Utilities)	16,105	1,214,478
Entergy Corp. (Electric Utilities)	8,959	1,073,288
Evergy, Inc. (Electric Utilities)	10,244	666,782
Eversource Energy (Electric Utilities)	14,541	1,237,003
Exelon Corp. (Electric Utilities)	43,662	1,990,551
FirstEnergy Corp. (Electric Utilities)	24,266	1,179,328
NextEra Energy, Inc. (Electric Utilities)	21,948	5,314,928
NiSource, Inc. (Multi-Utilities)	16,764	466,710
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	11,350	451,163
Pinnacle West Capital Corp. (Electric Utilities)	5,038	453,067
PPL Corp. (Electric Utilities)	32,472	1,165,095
Public Service Enterprise Group, Inc. (Multi-Utilities)	22,706	1,340,789
Sempra Energy (Multi-Utilities)	12,658	1,917,434
Southern Co. / The (Electric Utilities)	47,092	2,999,760
WEC Energy Group, Inc. (Multi-Utilities)	14,166	1,306,530
Xcel Energy, Inc. (Electric Utilities)	23,553	1,495,380

		39,930,820

Total Common Stocks (Cost $904,214,236)		$1,201,715,776

U.S. Treasury Obligations – 0.0%	Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	0.000%	03/19/2020	$200,000	$199,366

Total U.S. Treasury Obligations (Cost $199,217)				$199,366

52	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Money Market Funds – 0.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	2,079,213	$2,079,421

Total Money Market Funds (Cost $2,079,421)				$2,079,421

Total Investments – 100.1% (Cost $906,492,874)	(c	)		$1,203,994,563
Liabilities in Excess of Other Assets – (0.1)%	(d	)		(1,403,189)

Net Assets – 100.0%				$1,202,591,374

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $182,700 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	29	March 20, 2020	$4,633,748	$4,685,095	$51,347	$1,575

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Value Portfolio (formerly the ON Federated Strategic Value Dividend Portfolio) seeks growth of capital and income by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000 Value Index for the previous twelve months.

Performance as of December 31, 2019

Average Annual returns
One year	19.21%
Five years	7.66%
Ten years	10.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.72% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2019, the Portfolio returned 19.21% versus 26.54% for its current benchmark, the Russell 1000 Value Index, and 23.11% for its former benchmark, the Dow Jones U.S. Select Dividend Index.

Effective December 7, 2019, BlackRock Investment Management, LLC replaced the Portfolio’s previous sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated Equity”). In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from ON Federated Strategic Value Dividend Portfolio to ON BlackRock Advantage Large Cap Value Portfolio. Also, the Portfolio’s benchmark was changed from the Dow Jones U.S. Select Dividend Index to the Russell 1000 Value Index. The change in the benchmark was made because the Russell 1000 Value Index better reflects the style of the strategy utilized by BlackRock.

For the period from January 1, 2019 to December 6, 2019 (the “first performance period”), the Portfolio returned 17.04% versus 19.97% for the Dow Jones U.S. Select Dividend Index.

For the period from December 7, 2019 to December 31, 2019 (the “latter performance period”), the Portfolio returned 1.85% versus 2.28% for the Russell 1000 Value Index.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  Federated Equity: Overall, investor sentiment was positive for the year, as investor optimism increased amid the Federal Reserve lowering rates and the hopes of a truce to the ongoing U.S. - China trade war. While the risk-on trade was temporarily sidelined in the third quarter, due to increasing trade tensions, the high beta chase prevailed for much of the first performance period. Accordingly, high beta outperformed for this period. The benchmark had an average weight of 20% in the top performing, highest quintile of beta versus only 6% in the Portfolio, detracting 65 basis points from the Portfolio’s relative performance.

A.  BlackRock: The U.S. equity market continued to climb in December, as an easing of global trade tensions, supportive central bank policy, and strength across several economic indicators helped drive positive returns. As the market was largely driven by geopolitical and broad macroeconomic factors, some of the Portfolio’s stock selection insights were challenged. The Portfolio’s sentiment-based investment insights were some of the most notable detractors, as the geopolitically-driven market moves were often disconnected from stock-specific sentiment. Cross-market sentiment signals, particularly those seeking to identify the sentiment of informed bond investors, were especially challenged. Insights evaluating company fundamentals were generally mixed during the latter performance period, as signals designed to identify relative value opportunities were broadly flat and the Portfolio’s company quality signals detracted slightly. The Portfolio’s macro thematic insights detracted modestly throughout the period as well, as a signal measuring sensitivity to changes in foreign exchange rates dampened relative returns. (1)

Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A.  Federated Equity: The former strategy focused on the dividend-rich segments of the economy, such as Consumer Staples, Health Care, Telecommunication Services and Utilities. Therefore, the former strategy maintained a structural underweight in cyclical sectors that afforded little to no dividend growth opportunities. The Portfolio had limited exposure to Industrials, Information Technology, Materials, and Consumer Discretionary during the first performance period. Further, the former benchmark typically has an outsized average weight in the Utilities sector, which creates notable dispersion in periods when the sector greatly underperforms or outperforms.

During the first performance period, the primary driver of relative weakness was stock selection and an overweight in Energy. Energy was the worst performing sector in the benchmark, as crude oil prices declined during the period. Additionally, the Portfolio had a larger weight in Occidental Petroleum Corp., which experienced short term price pressure from investor concerns surrounding its Anadarko Petroleum Corp. deal. Further, the Portfolio had no exposure to benchmark holding, ONEOK, Inc., which appreciated almost 40% during the first performance period. Relative performance was further hampered by an underweight in Information Technology, which was the top performing sector in the former benchmark. The Portfolio had minimal exposure to cyclical sectors, such as Information Technology, due to the lack of reliable dividend growth and yield opportunities.

Conversely, selection in Communication Services added to relative performance during the first performance period. The outperformance in this sector was primarily driven by the Portfolio’s greater exposure to AT&T, Inc., which appreciated 42.34%. Furthermore, the Portfolio’s underweight in Consumer Discretionary added to relative performance, as this sector underperformed the overall benchmark.

54	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)

A.  BlackRock: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its alpha from security selection. Over the latter performance period, no sector allocation decisions meaningfully affected relative returns. Stock selection was additive in the Utilities sector, especially among electric utilities companies. In contrast, security selection within the Financials sector, particularly among banks, was a notable detractor from relative performance. Selection in the Energy sector hindered relative returns as well. (1)

Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  Federated Equity: The Southern Co., a non-former-benchmark holding, was the top relative contributor during the first performance period, benefitting from declining interest rates and a strong second quarter earnings report. AT&T, Inc. was the second largest relative contributor, as its shares recovered off of their 2018 lows. The company marked progress along its path to reducing debt following the Time Warner acquisition, and news that activist investor Elliot Management had taken a position in the company and laid out a plan to improve the company’s positioning and performance was positive. Phillip Morris International, Inc. was another top relative contributor, as the stock was buoyed by strong earnings and investor optimism surrounding the company’s next generation of I-Quit-Ordinary-Smoking (“IQOS”) devices.

The top relative detractors during the first performance period were all former-benchmark names that performed well, but were not held by the Portfolio. Target Corp. was the largest detractor. The Portfolio has little to no exposure to Consumer Discretionary due to the lack of reliable dividend growth and yield opportunities. QUALCOMM, Inc. was the second largest detractor. The Portfolio also has little to no exposure to Information Technology due to the lack of reliable dividend growth and yield opportunities. The third largest detractor was ONEOK, Inc., an energy stock that performed well, but was also not selected by the Portfolio’s former concentrated strategy.

A.  BlackRock: The top individual contributor for the latter performance period was the Portfolio’s overweight position in EOG Resources, Inc., as the stock rose over 10%. As one of the largest oil and natural gas exploration and production companies in the U.S., the rise in oil prices through the end of the year provided a tailwind for the company’s stock. The Portfolio’s overweight position in LAM Research Corp. (“LAM”) was also beneficial. As the company manufactures components used in semiconductor devices, the increased demand for semiconductors on the back of Apple, Inc.’s success and easing trade tensions into the end of the year caused LAM’s stock price to surge. The Portfolio’s overweight position in The Mosaic Co. (“Mosaic”) further supported relative returns, as Mosaic’s stock price increased on news that the company was going to materially decrease phosphate production at certain U.S. facilities, allowing the company to cut operating costs and focus on its lower-cost, higher margin Canadian potash business. (1)

In contrast, the Portfolio’s underweight position in Dominion Energy, Inc. was the largest individual detractor for the latter performance period. The company’s stock price rose on news of a $200 million strategic partnership with Vanguard Renewables to convert methane from U.S. dairy farms into clean, renewable energy for U.S. consumers. Investors rewarded the company’s initiative to reduce greenhouse gas emissions, while developing innovative sources of clean energy. Remaining underweight, Occidental Petroleum Corp. (“Occidental”), also detracted notably from results. Occidental’s stock price was supported by positive investor sentiment toward the company’s plan to sell approximately twenty major assets in an effort to significantly reduce the company’s outstanding debt and stabilize its balance sheet. Lastly, an overweight position in Gilead Sciences, Inc. dampened relative returns, as concerns around increased regulation on drug pricing and a possible patent extension denial caused the stock to sell off. (1)

Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A.  Federated Equity: The Portfolio did not hold any derivatives or participate in any IPOs during the first performance period.

A.  BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter performance period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s benchmark was changed from Dow Jones U.S. Select Dividend Index to Russell 1000 Value Index, effective December 7, 2019. The change in the benchmark was made because the Russell 1000 Value Index better reflects the style of the strategy utilized by the current sub-adviser.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected and historical growth rates.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

55	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	98.2
Money Market Funds and Other Net Assets	1.8

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Exxon Mobil Corp.	3.1
2.	Berkshire Hathaway, Inc. Class B	3.1
3.	Johnson & Johnson	2.4
4.	JPMorgan Chase & Co.	2.2
5.	AT&T, Inc.	2.1
6.	Pfizer, Inc.	2.0
7.	Verizon Communications, Inc.	1.9
8.	Intel Corp.	1.9
9.	Procter & Gamble Co. / The	1.7
10.	Bank of America Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	23.9
Health Care	13.2
Industrials	10.4
Communication Services	8.2
Energy	7.9
Consumer Staples	7.7
Information Technology	6.7
Consumer Discretionary	6.0
Utilities	5.9
Real Estate	4.7
Materials	3.6

98.2

56

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 98.2%			Shares	Value
COMMUNICATION SERVICES – 8.2%
Activision Blizzard, Inc. (Entertainment)			12,721	$755,882
AT&T, Inc. (Diversified Telecom. Svs.)			168,545	6,586,739
CenturyLink, Inc. (Diversified Telecom. Svs.)			10,442	137,939
Cinemark Holdings, Inc. (Entertainment)			17,938	607,201
Comcast Corp. Class A (Media)			77,319	3,477,035
Discovery, Inc. Class A (Media)	(a	)	8,694	284,642
Electronic Arts, Inc. (Entertainment)	(a	)	1,861	200,076
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	704	144,496
Interpublic Group of Cos., Inc. / The (Media)			19,189	443,266
Liberty Global PLC Class A (Media)	(a	)	3,164	71,949
Live Nation Entertainment, Inc. (Entertainment)	(a	)	906	64,752
Omnicom Group, Inc. (Media)			1,472	119,261
Sirius XM Holdings, Inc. (Media)			203,994	1,458,557
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	4,581	560,852
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)			3,413	86,793
TripAdvisor, Inc. (Interactive Media & Svs.)			12,223	371,335
Twitter, Inc. (Interactive Media & Svs.)	(a	)	2,073	66,440
United States Cellular Corp. (Wireless Telecom. Svs.)	(a	)	6,452	233,756
Verizon Communications, Inc. (Diversified Telecom. Svs.)			100,638	6,179,173
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)			25,235	487,792
Walt Disney Co. / The (Entertainment)			27,808	4,021,871

				26,359,807

CONSUMER DISCRETIONARY – 6.0%
AutoNation, Inc. (Specialty Retail)	(a	)	4,344	211,249
BorgWarner, Inc. (Auto Components)			709	30,756
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			2,221	66,497
Carnival Corp. (Hotels, Restaurants & Leisure)			13,169	669,380
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			15,625	1,616,094
D.R. Horton, Inc. (Household Durables)			25,817	1,361,847
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			1,052	114,678
Dollar General Corp. (Multiline Retail)			4,112	641,390
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			8,493	641,561
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)			22,269	330,917
Ford Motor Co. (Automobiles)			144,682	1,345,543
Garmin Ltd. (Household Durables)			476	46,439
General Motors Co. (Automobiles)			60,501	2,214,337
Goodyear Tire & Rubber Co. / The (Auto Components)			28,968	450,597
H&R Block, Inc. (Diversified Consumer Svs.)			39,477	926,920
Harley-Davidson, Inc. (Automobiles)			2,023	75,235
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a	)	1,551	53,339
Home Depot, Inc. / The (Specialty Retail)			10,280	2,244,946
Kohl’s Corp. (Multiline Retail)			3,308	168,543
Lennar Corp. Class A (Household Durables)			881	49,151
McDonald’s Corp. (Hotels, Restaurants & Leisure)			13,591	2,685,717
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			3,985	403,720
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a	)	19,346	494,484
Pool Corp. (Distributors)			241	51,184
Qurate Retail, Inc. (Internet & Direct Marketing Retail)	(a	)	27,220	229,465
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			337	39,503
Target Corp. (Multiline Retail)			9,881	1,266,843

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			2,559	$144,123
Thor Industries, Inc. (Automobiles)			419	31,127
Whirlpool Corp. (Household Durables)			1,965	289,896
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			3,837	198,335

				19,093,816

CONSUMER STAPLES – 7.7%
Altria Group, Inc. (Tobacco)			21,873	1,091,681
Church & Dwight Co., Inc. (Household Products)			1,202	84,549
Coca-Cola Co. / The (Beverages)			21,942	1,214,490
Coca-Cola European Partners PLC (Beverages)			2,414	122,824
Costco Wholesale Corp. (Food & Staples Retailing)			11,502	3,380,668
Estee Lauder Cos., Inc. / The Class A (Personal Products)			11,230	2,319,444
Hershey Co. / The (Food Products)			21,633	3,179,618
Hormel Foods Corp. (Food Products)			13,478	607,993
J.M. Smucker Co. / The (Food Products)			4,685	487,849
Kimberly-Clark Corp. (Household Products)			1,098	151,030
Kraft Heinz Co. / The (Food Products)			1,595	51,247
Lancaster Colony Corp. (Food Products)			279	44,668
McCormick & Co., Inc. (Food Products)			3,666	622,230
Molson Coors Brewing Co. Class B (Beverages)			22,146	1,193,669
PepsiCo, Inc. (Beverages)			8,088	1,105,387
Philip Morris International, Inc. (Tobacco)			25,231	2,146,906
Procter & Gamble Co. / The (Household Products)			44,845	5,601,141
Walmart, Inc. (Food & Staples Retailing)			10,454	1,242,353

				24,647,747

ENERGY – 7.9%
Chevron Corp. (Oil, Gas & Consumable Fuels)			22,528	2,714,849
ConocoPhillips (Oil, Gas & Consumable Fuels)			12,346	802,860
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			21,163	725,891
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			51,034	1,325,353
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			26,938	2,256,327
EQT Corp. (Oil, Gas & Consumable Fuels)			12,698	138,408
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			141,837	9,897,386
Halliburton Co. (Energy Equip. & Svs.)			1,272	31,126
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)			4,378	222,008
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			82,718	1,123,311
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			34,600	2,084,650
National Oilwell Varco, Inc. (Energy Equip. & Svs.)			18,633	466,757
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			6,488	68,124
Phillips 66 (Oil, Gas & Consumable Fuels)			5,761	641,833
Range Resources Corp. (Oil, Gas & Consumable Fuels)			20,565	99,740
TechnipFMC PLC (Energy Equip. & Svs.)			15,428	330,776
Transocean Ltd. (Energy Equip. & Svs.)	(a	)	50,603	348,149
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			19,740	1,848,651
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			9,730	230,796

				25,356,995

57	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
FINANCIALS – 23.9%
Affiliated Managers Group, Inc. (Capital Markets)			11,544	$978,239
Aflac, Inc. (Insurance)			18,487	977,962
Allstate Corp. / The (Insurance)			27,144	3,052,343
Ally Financial, Inc. (Consumer Finance)			39,311	1,201,344
American Express Co. (Consumer Finance)			7,974	992,683
American National Insurance Co. (Insurance)			1,915	225,357
Arch Capital Group Ltd. (Insurance)	(a	)	6,032	258,713
Arthur J. Gallagher & Co. (Insurance)			9,796	932,873
AXA Equitable Holdings, Inc. (Diversified Financial Svs.)			11,936	295,774
Bank of America Corp. (Banks)			151,202	5,325,334
Bank of New York Mellon Corp. / The (Capital Markets)			21,442	1,079,176
Bank OZK (Banks)			3,573	108,994
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	43,154	9,774,381
Brighthouse Financial, Inc. (Insurance)	(a	)	6,136	240,715
Capital One Financial Corp. (Consumer Finance)			15,166	1,560,733
Charles Schwab Corp. / The (Capital Markets)			16,225	771,661
Cincinnati Financial Corp. (Insurance)			3,196	336,059
CIT Group, Inc. (Banks)			32,725	1,493,242
Citigroup, Inc. (Banks)			19,100	1,525,899
CME Group, Inc. (Capital Markets)			8,603	1,726,794
Comerica, Inc. (Banks)			765	54,889
Commerce Bancshares, Inc. (Banks)			6,045	410,697
Cullen / Frost Bankers, Inc. (Banks)			11,129	1,088,194
East West Bancorp, Inc. (Banks)			5,582	271,843
Essent Group Ltd. (Thrifts & Mortgage Finance)			3,691	191,895
Evercore, Inc. Class A (Capital Markets)			2,269	169,630
FactSet Research Systems, Inc. (Capital Markets)			4,618	1,239,009
Fidelity National Financial, Inc. (Insurance)			2,232	101,221
Fifth Third Bancorp (Banks)			7,572	232,763
First American Financial Corp. (Insurance)			18,103	1,055,767
First Citizens BancShares, Inc. Class A (Banks)			336	178,823
First Horizon National Corp. (Banks)			4,076	67,499
First Republic Bank (Banks)			1,038	121,913
FirstCash, Inc. (Consumer Finance)			741	59,747
Globe Life, Inc. (Insurance)			10,621	1,117,860
Hartford Financial Services Group, Inc. / The (Insurance)			7,567	459,847
Intercontinental Exchange, Inc. (Capital Markets)			27,772	2,570,299
Invesco Ltd. (Capital Markets)			97,217	1,747,962
JPMorgan Chase & Co. (Banks)			50,367	7,021,160
KeyCorp (Banks)			23,313	471,855
Legg Mason, Inc. (Capital Markets)			2,382	85,538
Lincoln National Corp. (Insurance)			4,745	280,002
Loews Corp. (Insurance)			1,182	62,043
Markel Corp. (Insurance)	(a	)	535	611,596
Marsh & McLennan Cos., Inc. (Insurance)			8,198	913,339
Mercury General Corp. (Insurance)			2,109	102,772
MetLife, Inc. (Insurance)			16,637	847,988
MGIC Investment Corp. (Thrifts & Mortgage Finance)			4,993	70,751
Morgan Stanley (Capital Markets)			36,084	1,844,614
Nasdaq, Inc. (Capital Markets)			8,489	909,172
PacWest Bancorp (Banks)			9,012	344,889
Pinnacle Financial Partners, Inc. (Banks)			3,077	196,928
PNC Financial Services Group, Inc. / The (Banks)			9,478	1,512,973
Progressive Corp. / The (Insurance)			9,936	719,267
Prudential Financial, Inc. (Insurance)			17,552	1,645,325
Regions Financial Corp. (Banks)			120,327	2,064,811
Reinsurance Group of America, Inc. (Insurance)			4,561	743,717

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
S&P Global, Inc. (Capital Markets)			5,462	$1,491,399
SEI Investments Co. (Capital Markets)			6,015	393,862
SVB Financial Group (Banks)	(a	)	395	99,161
Synchrony Financial (Consumer Finance)			7,665	276,017
T. Rowe Price Group, Inc. (Capital Markets)			1,681	204,813
TD Ameritrade Holding Corp. (Capital Markets)			768	38,170
Travelers Cos., Inc. / The (Insurance)			903	123,666
Truist Financial Corp. (Banks)			15,573	877,071
U.S. Bancorp (Banks)			32,461	1,924,613
Unum Group (Insurance)			4,377	127,633
Voya Financial, Inc. (Diversified Financial Svs.)			8,467	516,318
W.R. Berkley Corp. (Insurance)			3,759	259,747
Wells Fargo & Co. (Banks)			81,744	4,397,827
Willis Towers Watson PLC (Insurance)			2,710	547,257
Wintrust Financial Corp. (Banks)			5,298	375,628
Zions Bancorp N.A. (Banks)			11,925	619,146

				76,719,202

HEALTH CARE – 13.2%
Abbott Laboratories (Health Care Equip. & Supplies)			17,346	1,506,673
AbbVie, Inc. (Biotechnology)			10,061	890,801
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,792	301,955
Allergan PLC (Pharmaceuticals)			4,454	851,471
AmerisourceBergen Corp. (Health Care Providers & Svs.)			1,251	106,360
Amgen, Inc. (Biotechnology)			838	202,017
Anthem, Inc. (Health Care Providers & Svs.)			4,789	1,446,422
Biogen, Inc. (Biotechnology)	(a	)	1,368	405,927
Bristol-Myers Squibb Co. (Pharmaceuticals)			29,428	1,888,983
Centene Corp. (Health Care Providers & Svs.)	(a	)	1,186	74,564
Cigna Corp. (Health Care Providers & Svs.)			2,502	511,634
CVS Health Corp. (Health Care Providers & Svs.)			41,742	3,101,013
Danaher Corp. (Health Care Equip. & Supplies)			3,786	581,075
DexCom, Inc. (Health Care Equip. & Supplies)	(a	)	1,821	398,325
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	3,903	910,531
Gilead Sciences, Inc. (Biotechnology)			75,856	4,929,123
HCA Healthcare, Inc. (Health Care Providers & Svs.)			828	122,387
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	8,469	442,166
Humana, Inc. (Health Care Providers & Svs.)			1,619	593,396
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	1,170	305,522
Incyte Corp. (Biotechnology)	(a	)	1,593	139,101
Johnson & Johnson (Pharmaceuticals)			52,755	7,695,372
McKesson Corp. (Health Care Providers & Svs.)			7,230	1,000,054
Medtronic PLC (Health Care Equip. & Supplies)			19,071	2,163,605
Merck & Co., Inc. (Pharmaceuticals)			7,146	649,929
Mylan N.V. (Pharmaceuticals)	(a	)	40,980	823,698
Pfizer, Inc. (Pharmaceuticals)			167,098	6,546,900
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,260	848,585
Stryker Corp. (Health Care Equip. & Supplies)			13,032	2,735,938
United Therapeutics Corp. (Biotechnology)	(a	)	1,375	121,110
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	520	73,143
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	98	32,360

				42,400,140

INDUSTRIALS – 10.4%
AECOM (Construction & Engineering)	(a	)	1,368	59,002
AGCO Corp. (Machinery)			15,988	1,235,073
Allegion PLC (Building Products)			19,329	2,407,234
AMERCO (Road & Rail)			440	165,361
American Airlines Group, Inc. (Airlines)			2,844	81,566
AMETEK, Inc. (Electrical Equip.)			1,563	155,894

58	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Carlisle Cos., Inc. (Industrial Conglomerates)		1,566	$253,441
Colfax Corp. (Machinery)	(a)	2,266	82,437
Curtiss-Wright Corp. (Aerospace & Defense)		1,304	183,721
Delta Air Lines, Inc. (Airlines)		12,533	732,930
Eaton Corp. PLC (Electrical Equip.)		13,181	1,248,504
Expeditors International of Washington, Inc. (Air Freight & Logistics)		10,996	857,908
Fluor Corp. (Construction & Engineering)		19,099	360,589
GATX Corp. (Trading Companies & Distributors)		6,975	577,879
General Dynamics Corp. (Aerospace & Defense)		2,324	409,837
General Electric Co. (Industrial Conglomerates)		38,928	434,436
HEICO Corp. (Aerospace & Defense)		2,559	292,110
Hexcel Corp. (Aerospace & Defense)		7,780	570,352
Honeywell International, Inc. (Industrial Conglomerates)		11,205	1,983,285
Hubbell, Inc. (Electrical Equip.)		11,724	1,733,042
IDEX Corp. (Machinery)		9,783	1,682,676
IHS Markit Ltd. (Professional Svs.)	(a)	12,372	932,230
Ingersoll-Rand PLC (Machinery)		6,586	875,411
Landstar System, Inc. (Road & Rail)		5,640	642,227
Lockheed Martin Corp. (Aerospace & Defense)		7,103	2,765,766
MasTec, Inc. (Construction & Engineering)	(a)	4,166	267,291
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		764	59,951
Old Dominion Freight Line, Inc. (Road & Rail)		4,646	881,718
Oshkosh Corp. (Machinery)		3,278	310,263
PACCAR, Inc. (Machinery)		49,282	3,898,206
Parker-Hannifin Corp. (Machinery)		214	44,045
Raytheon Co. (Aerospace & Defense)		2,321	510,016
Robert Half International, Inc. (Professional Svs.)		849	53,614
Roper Technologies, Inc. (Industrial Conglomerates)		3,534	1,251,849
Snap-on, Inc. (Machinery)		8,797	1,490,212
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	3,643	1,262,445
United Airlines Holdings, Inc. (Airlines)	(a)	13,979	1,231,410
United Technologies Corp. (Aerospace & Defense)		3,356	502,595
Watsco, Inc. (Trading Companies & Distributors)		2,229	401,554
Xylem, Inc. (Machinery)		3,576	281,753

			33,169,833

INFORMATION TECHNOLOGY – 6.7%
Applied Materials, Inc. (Semiconductors & Equip.)		10,718	654,227
Automatic Data Processing, Inc. (IT Svs.)		6,467	1,102,623
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		16,799	712,949
CDW Corp. (Electronic Equip., Instr. & Comp.)		9,176	1,310,700
Ciena Corp. (Communications Equip.)	(a)	3,420	146,000
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	3,517	289,836
DXC Technology Co. (IT Svs.)		1,613	60,633
Intel Corp. (Semiconductors & Equip.)		102,602	6,140,730
Intuit, Inc. (Software)		4,411	1,155,373
Jack Henry & Associates, Inc. (IT Svs.)		7,300	1,063,391
Lam Research Corp. (Semiconductors & Equip.)		5,779	1,689,780
Manhattan Associates, Inc. (Software)	(a)	2,417	192,756
Mastercard, Inc. Class A (IT Svs.)		3,081	919,956
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		2,689	165,400
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	33,695	1,812,117
Paychex, Inc. (IT Svs.)		11,500	978,190

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Paylocity Holding Corp. (Software)	(a)	1,061	$128,190
ServiceNow, Inc. (Software)	(a)	3,034	856,559
Skyworks Solutions, Inc. (Semiconductors & Equip.)		6,019	727,577
VeriSign, Inc. (IT Svs.)	(a)	4,955	954,729
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		7,254	460,411

			21,522,127

MATERIALS – 3.6%
Air Products & Chemicals, Inc. (Chemicals)		2,115	497,004
Alcoa Corp. (Metals & Mining)	(a)	49,145	1,057,109
AptarGroup, Inc. (Containers & Packaging)		2,408	278,413
Avery Dennison Corp. (Containers & Packaging)		535	69,989
CF Industries Holdings, Inc. (Chemicals)		4,543	216,883
Corteva, Inc. (Chemicals)		20,289	599,743
Domtar Corp. (Paper & Forest Products)		31,695	1,212,017
DuPont de Nemours, Inc. (Chemicals)		3,943	253,140
Graphic Packaging Holding Co. (Containers & Packaging)		4,078	67,899
International Paper Co. (Containers & Packaging)		785	36,149
LyondellBasell Industries N.V. Class A (Chemicals)		32,369	3,058,223
Mosaic Co. / The (Chemicals)		48,862	1,057,374
Packaging Corp. of America (Containers & Packaging)		1,625	181,984
PPG Industries, Inc. (Chemicals)		7,446	993,966
Reliance Steel & Aluminum Co. (Metals & Mining)		7,899	945,984
Royal Gold, Inc. (Metals & Mining)		958	117,115
Sherwin-Williams Co. / The (Chemicals)		815	475,585
Steel Dynamics, Inc. (Metals & Mining)		3,168	107,839
Valvoline, Inc. (Chemicals)		4,059	86,903
Vulcan Materials Co. (Construction Materials)		1,771	255,006
Westrock Co. (Containers & Packaging)		780	33,470

			11,601,795

REAL ESTATE – 4.7%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1,968	317,989
Camden Property Trust (Equity REIT)		1,113	118,089
CyrusOne, Inc. (Equity REIT)		725	47,437
Digital Realty Trust, Inc. (Equity REIT)		803	96,151
Douglas Emmett, Inc. (Equity REIT)		3,776	165,766
Duke Realty Corp. (Equity REIT)		7,743	268,450
Equity Residential (Equity REIT)		20,561	1,663,796
Essex Property Trust, Inc. (Equity REIT)		953	286,720
Host Hotels & Resorts, Inc. (Equity REIT)		16,290	302,179
Invitation Homes, Inc. (Equity REIT)		30,193	904,884
Lamar Advertising Co. Class A (Equity REIT)		9,429	841,633
National Retail Properties, Inc. (Equity REIT)		66,042	3,541,172
Park Hotels & Resorts, Inc. (Equity REIT)		32,506	840,930
Realty Income Corp. (Equity REIT)		16,579	1,220,712
RLJ Lodging Trust (Equity REIT)		40,823	723,384
Simon Property Group, Inc. (Equity REIT)		219	32,622
Ventas, Inc. (Equity REIT)		22,013	1,271,031
Welltower, Inc. (Equity REIT)		31,355	2,564,212

			15,207,157

UTILITIES – 5.9%
Ameren Corp. (Multi-Utilities)		41,296	3,171,533
American Water Works Co., Inc. (Water Utilities)		1,655	203,317
Atmos Energy Corp. (Gas Utilities)		14,966	1,674,097
CMS Energy Corp. (Multi-Utilities)		15,482	972,889
Consolidated Edison, Inc. (Multi-Utilities)		2,853	258,111
DTE Energy Co. (Multi-Utilities)		30,744	3,992,723
Eversource Energy (Electric Utilities)		23,637	2,010,800

59	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)	Shares	Value
UTILITIES (continued)
Pinnacle West Capital Corp. (Electric Utilities)	29,695	$2,670,471
PNM Resources, Inc. (Electric Utilities)	558	28,296
PPL Corp. (Electric Utilities)	32,309	1,159,247
Xcel Energy, Inc. (Electric Utilities)	43,543	2,764,545

		18,906,029

Total Common Stocks (Cost $308,096,773)		$314,984,648

Money Market Funds – 1.4%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b)		4,408,144	$4,408,585
Total Money Market Funds (Cost $4,408,585)				$4,408,585

Total Investments – 99.6% (Cost $312,505,358)	(c	)		$319,393,233
Other Assets in Excess of Liabilities – 0.4%	(d	)		1,287,828

Net Assets – 100.0%				$320,681,061

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American	Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $235,620 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	34	March 20, 2020	$5,404,749	$5,492,870	$88,121	$13,090

The accompanying notes are an integral part of these financial statements.

60

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

Performance as of December 31, 2019

Average Annual returns
One year	15.29%
Five years	5.76%
Ten years	7.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2019, the Portfolio returned 15.29% versus 14.41% for its current benchmark, the ICE BofAML U.S. High Yield Constrained Index, and 14.32% for its former benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Effective December 6, 2019, the Portfolio changed its benchmark from the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index to the ICE BofAML U.S. High Yield Constrained Index in an effort to minimize index licensing costs while maintaining a benchmark that closely reflects the style of the Portfolio’s investment strategy.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  Within the high-yield market, major industry sectors that substantially outperformed the overall benchmark during the year included consumer/commercial/lease finance, banking, health facilities, building & construction and auto parts & equipment. Major industry sectors that substantially underperformed the overall benchmark during the reporting period included: oil field equipment, energy, telecom satellite, advertising and managed care. From a credit quality perspective, the “BB”-rated sector led the way followed by the “B”-rated sector. Given the overall strong returns for the bond market as a whole, it is somewhat surprising that the “CCC”-rated sector was the weakest returning sector in the market, as credit specific issues negatively impacted returns. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A.  The Portfolio’s security selection during the year was strong, positively impacting relative returns. This was especially true in the oil field equipment, energy, packaging, metals/mining, cable & satellite TV, building materials and health facilities industries. The Portfolio was negatively impacted by security selection in the pharmaceutical health services, specialty retail and tech hardware & equipment industries. (1)

The Portfolio was positively affected by its sector allocation during the year. The Portfolio benefited from its overweight to the strong performing insurance brokerage, cable & satellite TV, and auto parts and equipment industries, and its underweight to the poor performing oil field equipment, energy and telecom satellite industries. The Portfolio was negatively impacted by its underweight to the strong performing banking and building & construction industries. Cash holdings also negatively impacted performance, given the strong absolute returns for the market. (1)

Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  Specific high-yield issuers held by the Portfolio that positively impacted performance relative to the benchmark included:

Bausch Health Cos., Inc, a global pharmaceutical company, continued to generate strong free cash flow, allowing it to pay down debt. The company’s performance was driven by its strong eye care business. (1)

Navient Corp., one of the largest servicers of student loans, continued to benefit from strong cash generation from its loan portfolio, which enabled the company to pay down debt. In addition, its portfolio credit quality continued to exhibit strength. (1)

Hub International Ltd., one of the largest privately owned property & casualty brokers, benefited from strong organic growth and positive business fundamentals. (1)

Specific high-yield issuers held by the Portfolio that negatively impacted performance relative to the benchmark included:

Mallinckrodt International Finance SA / Mallinckrodt CB LLC, which continues to suffer from potential opioid related liabilities, disputes with government agencies concerning past reimbursements and cash flow concentration concerns centered on its Acthar drug. (1)

Team Health Holdings, Inc., a physician staffing company, was negatively impacted by disputes over reimbursements with a large insurance company customer, as well as concerns over possible surprise billing legislation. (1)

Party City Holdings, Inc., a wholesaler and retailer of party related goods, was negatively impacted by weak Halloween sales and a shortage of helium, which impacted its balloon business. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

61	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Effective December 7, 2019, the benchmark for the Portfolio was changed from the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index to the ICE BofAML U.S. High Yield Constrained Index. The change in benchmark was made to to minimize index licensing costs while maintaining a benchmark that closely reflects the style of the Portfolio’s investment strategy.

The ICE BofAML U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Corporate Bonds (4)	94.9
Common Stocks (4)	0.1
Money Market Funds and Other Net Assets	5.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	HUB International Ltd. 7.000%, 05/01/2026	1.1
2.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.1
3.	Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/2023	0.9
4.	Sprint Corp. 7.625%, 02/15/2025	0.9
5.	Altice France SA 7.375%, 05/01/2026	0.8
6.	1011778 B.C. ULC / New Red Finance, Inc. 5.000%, 10/15/2025	0.8
7.	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/2025	0.8
8.	Mauser Packaging Solutions Holding Co. 7.250%, 04/15/2025	0.7
9.	Park Aerospace Holdings Ltd. 5.500%, 02/15/2024	0.7
10.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds):

% of Net Assets
Communication Services	18.0
Health Care	15.1
Energy	12.7
Consumer Discretionary	11.5
Materials	9.5
Industrials	9.2
Financials	6.9
Information Technology	5.0
Utilities	3.9
Consumer Staples	2.9
Real Estate	0.3

95.0

62

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds – 94.9%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 18.0%
Acosta, Inc. (Acquired 09/15/2014 through 06/25/2015, Cost $1,087,224) (Media)	(a)(b)	7.750%	10/01/2022	$ 1,075,000	$53,750
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	1,550,000	1,664,142
Altice France SA (Diversified Telecom. Svs.)	(a)	8.125%	02/01/2027	200,000	225,250
Altice Luxembourg SA (Wireless Telecom. Svs.)	(a)	7.625%	02/15/2025	500,000	520,000
AMC Networks, Inc. (Media)		5.000%	04/01/2024	600,000	612,000
AMC Networks, Inc. (Media)		4.750%	08/01/2025	225,000	225,844
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	151,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	225,000	229,219
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	349,000	355,108
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	400,000	423,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	682,058
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	186,813
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	2,075,000	2,116,562
CSC Holdings LLC (Media)	(a)	5.375%	07/15/2023	375,000	384,375
CSC Holdings LLC (Media)		5.250%	06/01/2024	825,000	888,937
CSC Holdings LLC (Media)	(a)	7.750%	07/15/2025	525,000	559,760
CSC Holdings LLC (Media)	(a)	6.625%	10/15/2025	300,000	318,375
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,181,235
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	621,500
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	200,000	213,500
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	200,000	214,250
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	5.375%	08/15/2026	400,000	404,621
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	600,000	583,500
DISH DBS Corp. (Media)		5.875%	11/15/2024	400,000	408,750
DISH DBS Corp. (Media)		7.750%	07/01/2026	825,000	873,997
Entercom Media Corp. (Media)	(a)	7.250%	11/01/2024	575,000	605,188
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	400,000	428,000
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	259,375
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	825,000	877,594
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	45,319
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	1,025,707	1,133,406
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	200,000	209,260
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	102,500
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)		5.500%	08/01/2023	400,000	343,616
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(a)	8.500%	10/15/2024	350,000	318,791
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(a)	9.750%	07/15/2025	350,000	323,750
Live Nation Entertainment, Inc. (Entertainment)	(a)	4.750%	10/15/2027	125,000	129,375
Match Group, Inc. (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	675,000	703,688
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	1,025,000	1,068,562
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	316,140
Rackspace Hosting, Inc. (Interactive Media & Svs.)	(a)	8.625%	11/15/2024	950,000	928,625
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	400,000	419,000
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	700,000	720,125
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	400,000	420,500
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	256,875
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	425,000	431,375
Sirius XM Radio, Inc. (Media)	(a)	4.625%	07/15/2024	125,000	131,250
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	75,000	77,496
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	770,086
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	250,000	263,750
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	850,000	915,875
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,550,000	1,700,892
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	325,000	358,410
TEGNA, Inc. (Media)		6.375%	10/15/2023	475,000	489,250
TEGNA, Inc. (Media)	(a)	5.000%	09/15/2029	550,000	559,625
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	1,000,000	1,067,500
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	675,000	713,812
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	325,000	334,350
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	125,000	129,166
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	675,000	698,267
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	348,468
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.375%	04/15/2027	200,000	213,000
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	824,000
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	600,000	617,250
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	600,000	637,500
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	775,000	817,625

					35,806,682

CONSUMER DISCRETIONARY – 11.5%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	1,550,000	1,600,375
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	01/15/2028	150,000	150,375

63	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	$ 825,000	$736,312
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	750,000	778,125
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	175,000	179,585
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	175,000	182,438
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	390,000
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	575,000	605,906
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	525,000	564,867
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.000%	08/15/2026	100,000	107,375
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	12/01/2027	75,000	77,906
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	650,000	671,937
Dana Financing Luxembourg SARL (Auto Components)	(a)	6.500%	06/01/2026	725,000	774,844
Dana, Inc. (Auto Components)		5.375%	11/15/2027	100,000	103,000
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	04/01/2025	500,000	526,250
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	09/15/2026	200,000	220,250
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	800,000	813,768
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	50,000	50,856
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	375,000	390,000
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	300,000	310,500
GW B-CR Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	953,000	1,017,327
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	275,000	291,156
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		5.125%	05/01/2026	525,000	552,562
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	158,911
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500% PIK	09/15/2026	675,000	688,500
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	6.000%, 6.750% PIK	05/15/2027	400,000	424,000
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	475,000	501,125
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	316,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	552,562
MGM Resorts International (Hotels, Restaurants & Leisure)		5.750%	06/15/2025	500,000	560,000
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	1,075,000	1,139,500
Michaels Stores, Inc. (Specialty Retail)	(a)	8.000%	07/15/2027	400,000	382,000
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	700,000	714,000
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (Auto Components)	(a)	6.250%	05/15/2026	125,000	134,688
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (Auto Components)	(a)	8.500%	05/15/2027	1,300,000	1,381,250
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	625,000	546,875
Party City Holdings, Inc. (Specialty Retail)	(a)	6.625%	08/01/2026	600,000	423,000
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	875,000	932,969
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	925,000	1,002,469
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	725,000	737,687
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2025	275,000	274,313
Viking Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	6.250%	05/15/2025	50,000	52,063
Viking Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	5.875%	09/15/2027	25,000	26,719
VOC Escrow Ltd. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/15/2028	325,000	340,437
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	80,625
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2026	200,000	211,000
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	78,563

					22,755,470

CONSUMER STAPLES – 2.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		6.625%	06/15/2024	750,000	784,995
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	825,000	853,875
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	106,250
B&G Foods, Inc. (Food Products)		5.250%	04/01/2025	525,000	539,873
Energizer Holdings, Inc. (Household Products)	(a)	5.500%	06/15/2025	125,000	129,688
Energizer Holdings, Inc. (Household Products)	(a)	6.375%	07/15/2026	100,000	106,500
Energizer Holdings, Inc. (Household Products)	(a)	7.750%	01/15/2027	225,000	251,449
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	76,875
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	10/15/2027	300,000	320,625
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	1,125,000	1,188,281
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	589,875
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	825,000	849,750

					5,798,036

64	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY – 12.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	$ 675,000	$626,062
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	175,000	153,891
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	543,750
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	660,937
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	125,000	128,750
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	200,000	159,500
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	301,031
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	425,000	433,050
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	225,000	228,286
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	460,125
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	364,000
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		5.875%	03/31/2025	350,000	393,561
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.250%	10/01/2025	900,000	937,881
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	10/01/2029	275,000	282,590
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	11.500%	01/01/2025	752,000	710,640
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	725,000	668,812
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	675,000	688,500
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,250,000	1,265,625
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	750,000	802,972
EP Energy LLC / Everest Acquisition Finance, Inc. (Acquired 11/17/2016 through 07/27/2018, Cost $548,719) (Oil, Gas & Consumable Fuels)	(a)(b)(d)	8.000%	11/29/2024	550,000	275,000
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.000%	10/15/2024	250,000	177,500
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/15/2025	275,000	174,625
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	01/15/2026	125,000	77,500
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	303,750
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	1,075,000	1,120,687
Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels)		5.875%	05/01/2026	350,000	361,368
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	445,312
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	875,000	899,062
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	601,562
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	05/01/2026	75,000	62,250
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	75,000	77,063
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	300,000	317,250
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	275,000	278,438
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	200,000	199,500
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	425,000	423,938
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	95,000
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	75,000	74,250
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	400,000	390,100
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	513,000
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	175,000	149,258
SESI LLC (Energy Equip. & Svs.)		7.750%	09/15/2024	1,000,000	665,000
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	575,000	547,687
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	175,000	166,688
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	100,000	94,917
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	350,000	343,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	24,571
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	12/01/2025	425,000	428,188
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	950,000	845,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	350,000	267,313
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2026	75,000	77,813
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/15/2028	350,000	371,632
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	151,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	150,000	159,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	726,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/15/2027	25,000	27,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	700,000	714,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	03/01/2030	375,000	385,313
Tervita Corp. (Energy Equip. & Svs.)	(a)	7.625%	12/01/2021	450,000	452,812

65	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	$ 225,000	$220,500
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	850,000	892,500
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	100,000	104,160
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/15/2022	150,000	18,375
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2025	200,000	13,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	425,000	355,938
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2026	325,000	221,481
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	10/15/2027	200,000	211,000

					25,312,264

FINANCIALS – 6.9%
Acrisure LLC / Acrisure Finance, Inc. (Insurance)	(a)	8.125%	02/15/2024	150,000	163,125
Acrisure LLC / Acrisure Finance, Inc. (Insurance)	(a)	7.000%	11/15/2025	800,000	772,000
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	325,000	348,059
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	400,000	447,500
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	950,000	1,049,873
Ardonagh Midco 3 PLC (Insurance)	(a)	8.625%	07/15/2023	225,000	223,313
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	775,000	788,330
Atotech Alpha 2 B.V. (Diversified Financial Svs.)	(a)(c)	8.750%, 9.500% PIK	06/01/2023	250,000	255,000
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	675,000	691,875
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	200,000	208,000
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,075,000	2,194,312
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	175,000	189,875
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	800,000	856,000
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	193,200
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	137,388
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	975,000	977,437
NFP Corp. (Insurance)	(a)	8.000%	07/15/2025	100,000	102,000
Outfront Media Capital LLC / Outfront Media Capital Corp. (Mortgage REIT)	(a)	4.625%	03/15/2030	75,000	76,313
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,075,000	1,111,281
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	375,000	388,125
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	6.250%	05/15/2026	200,000	218,250
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	1,050,000	1,182,562
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,050,000	1,073,310

					13,647,128

HEALTH CARE – 15.1%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	750,000	762,187
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	414,500
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	875,000	783,125
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	6.000%	10/01/2024	125,000	133,279
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	975,000	1,089,592
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	525,000	597,870
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	70,000	70,350
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.875%	05/15/2023	275,000	277,406
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	225,000	234,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	950,000	981,568
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	209,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	525,000	597,030
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.750%	08/15/2027	175,000	189,875
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	225,000	230,938
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	375,000	428,438
Centene Corp. (Health Care Providers & Svs.)	(a)	4.750%	01/15/2025	325,000	337,587
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	425,000	451,031
Centene Corp. (Health Care Providers & Svs.)	(a)	4.250%	12/15/2027	725,000	745,844
Centene Corp. (Health Care Providers & Svs.)	(a)	4.625%	12/15/2029	875,000	922,119
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	5.500%	04/01/2026	225,000	241,875
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	4.250%	05/01/2028	75,000	76,406
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	700,000	710,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.625%	01/15/2024	50,000	53,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	200,000	206,000
Eagle Holding Co. II LLC (Health Care Providers & Svs.)	(a)(c)	7.625%, 8.375% PIK	05/15/2022	50,000	50,787
Eagle Holding Co. II LLC (Health Care Providers & Svs.)	(a)(c)	7.750%, 8.500% PIK	05/15/2022	350,000	355,383
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	200,000	144,500
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	02/01/2025	1,075,000	724,959
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	8.750%	10/15/2026	750,000	465,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	303,919
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	375,000	409,613
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	995,247
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	650,000	739,134
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	111,375

66	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	$ 425,000	$484,330
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/01/2029	375,000	433,594
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)	(a)	4.375%	09/15/2027	75,000	77,156
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	300,000	316,500
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	05/15/2027	300,000	317,357
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(a)	6.375%	08/01/2023	1,750,000	1,806,328
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,275,000	484,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	400,000	142,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	333,125
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	1,425,000	1,378,687
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	800,000	795,000
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(c)	8.500%, 9.250% PIK	12/01/2022	375,000	349,219
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,200,000	1,248,000
RegionalCare Hospital Partners Holdings, Inc. (Health Care Providers & Svs.)	(a)	11.500%	05/01/2024	125,000	134,650
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	750,000	847,500
Surgery Center Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.750%	07/01/2025	575,000	575,000
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	1,725,000	1,151,437
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	175,000	185,467
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	450,000	494,420
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	125,000	127,969
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	650,000	669,500
Tenet Healthcare Corp. (Health Care Providers & Svs.)		7.000%	08/01/2025	375,000	396,094
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	314,220
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	325,000	343,281
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	125,000	133,750
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	225,000	239,625
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	1,075,000	1,072,312

					29,894,458

INDUSTRIALS – 9.2%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	150,000	161,205
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,325,000	1,415,458
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	975,000	1,035,937
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	50,000	50,750
Amsted Industries, Inc. (Machinery)	(a)	5.625%	07/01/2027	175,000	185,500
Colfax Corp. (Machinery)	(a)	6.375%	02/15/2026	125,000	136,250
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	800,000	830,000
Cornerstone Building Brands, Inc. (Building Products)	(a)	8.000%	04/15/2026	700,000	729,750
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	6.875%	08/15/2026	225,000	248,344
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	1,025,000	1,178,750
Hillman Group, Inc. / The (Building Products)	(a)	6.375%	07/15/2022	450,000	418,500
IAA, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	06/15/2027	100,000	106,250
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	125,000	128,750
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	550,000	552,062
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	1,325,000	1,454,731
Resideo Funding, Inc. (Building Products)	(a)	6.125%	11/01/2026	250,000	251,875
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	225,000	229,370
Standard Industries Inc. (Building Products)	(a)	6.000%	10/15/2025	150,000	157,688
Standard Industries Inc. (Building Products)	(a)	5.000%	02/15/2027	1,200,000	1,251,000
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,425,000	1,471,312
Titan Acquisition Ltd. / Titan Co-Borrower LLC (Machinery)	(a)	7.750%	04/15/2026	475,000	470,250
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	292,875
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	500,000	515,675
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	364,000
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	575,000	622,501
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	901,518
TransDigm, Inc. (Aerospace & Defense)	(a)	5.500%	11/15/2027	100,000	101,123
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	176,750
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	630,000
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	100,000	107,275
United Rentals North America, Inc. (Trading Companies & Distributors)		6.500%	12/15/2026	250,000	274,766
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	250,000	267,817
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	11/15/2027	100,000	102,095
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	425,000	442,523
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	107,630
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	350,000	350,875
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	600,000	622,500

					18,343,655

67	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY – 5.0%
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		6.000%	12/01/2025	$ 175,000	$182,000
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	675,000	683,437
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	475,000	527,250
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	150,000	157,313
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	950,000	1,002,250
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	75,000	75,563
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	200,000	208,250
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	150,000	157,875
Infor U.S., Inc. (Software)		6.500%	05/15/2022	1,375,000	1,395,625
Informatica LLC (Software)	(a)	7.125%	07/15/2023	1,100,000	1,116,500
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	230,625
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.750%	09/01/2027	275,000	292,875
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	550,000	586,154
Qorvo, Inc. (Semiconductors & Equip.)	(a)	4.375%	10/15/2029	250,000	261,875
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	175,000	100,625
RP Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	1,075,000	1,116,656
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	325,000	333,938
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	775,000	827,312
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	400,000	413,500
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		4.750%	02/15/2026	250,000	260,625

					9,930,248

MATERIALS – 9.4%
ARD Finance SA (Containers & Packaging)	(a)(c)	6.500%, 7.250% PIK	06/30/2027	1,200,000	1,240,740
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	250,000	262,188
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	289,443
Berry Global, Inc. (Containers & Packaging)		5.500%	05/15/2022	850,000	859,562
Berry Global, Inc. (Containers & Packaging)		6.000%	10/15/2022	56,000	57,050
Berry Global, Inc. (Containers & Packaging)	(a)	4.875%	07/15/2026	475,000	500,983
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	294,938
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	775,000	769,187
Coeur Mining, Inc. (Metals & Mining)		5.875%	06/01/2024	500,000	500,000
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	900,000	896,625
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	200,000	212,500
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	450,000	475,313
Element Solutions, Inc. (Chemicals)	(a)	5.875%	12/01/2025	450,000	470,813
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,400,000	1,410,500
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	675,000	680,062
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	650,000	661,849
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	225,000	236,250
Freeport-McMoRan, Inc. (Metals & Mining)		5.250%	09/01/2029	225,000	241,043
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	625,000	654,687
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	160,500
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	375,000	389,981
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	100,000	103,688
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	600,000	633,300
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	775,000	811,812
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	309,030
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	1,475,000	1,456,562
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	240,188
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	180,250
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	655,500
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	125,000	130,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Containers & Packaging)	(a)	7.000%	07/15/2024	900,000	930,375
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	350,000	354,375
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC (Chemicals)	(a)	8.000%	10/01/2026	800,000	848,000
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	250,000	257,523
Trivium Packaging Finance BV (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	210,750
Trivium Packaging Finance BV (Containers & Packaging)	(a)	8.500%	08/15/2027	250,000	278,125

					18,664,317

REAL ESTATE – 0.3%
Ryman Hospitality Properties, Inc. (Equity REIT)	(a)	4.750%	10/15/2027	150,000	154,875
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	225,000	231,750
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	175,000	182,875

					569,500

UTILITIES – 3.9%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	800,000	882,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	109,750

68	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity		Face Amount	Value
UTILITIES (continued)
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025		$ 675,000	$692,719
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026		150,000	156,188
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028		350,000	353,105
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.125%	03/15/2028		250,000	255,175
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021		200,000	173,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022		425,000	361,250
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	06/15/2023		250,000	211,250
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.250%	05/15/2026		750,000	819,375
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	01/15/2027		250,000	271,250
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/15/2029		125,000	135,156
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024		425,000	436,687
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027		600,000	624,000
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	4.250%	01/31/2023		75,000	77,210
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028		1,125,000	1,189,474
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026		225,000	238,500
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.625%	02/15/2027		400,000	421,500
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027		375,000	391,867

						7,799,456

Total Corporate Bonds (Cost $187,632,138)						$188,521,214

Common Stocks – 0.1%					Shares	Value
COMMUNICATION SERVICES – 0.0%
iHeartMedia, Inc. Class A (Media)			(d	)	7,387	$124,840

MATERIALS – 0.1%
Hexion Holdings Corp. Class B (Chemicals)			(d	)	10,888	131,201

Total Common Stocks (Cost $498,023)						$256,041

Money Market Funds – 3.4%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%			(e	)	6,781,590	$6,782,268

Total Money Market Funds (Cost $6,782,268)						$6,782,268

Total Investments – 98.4% (Cost $194,912,429)			(f	)		$195,559,523

Other Assets in Excess of Liabilities – 1.6%						3,092,620
Net Assets – 100.0%						$198,652,143

Percentages are stated as a percent of net assets.

Abbreviations:

PIK:  Payment-in-Kind

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2019, the value of these securities totaled $128,428,476, or 64.6% of the Portfolio’s net assets.

(b)	Represents a security that is in default.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Non-income producing security.
(e)	Rate represents the seven-day yield at December 31, 2019.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

Performance as of December 31, 2019

Average Annual returns
One year	38.86%
Five years	16.35%
Ten years	17.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.41% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 38.86% versus 39.46% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. (1)

All eight of the sectors in the benchmark produced positive returns in 2019. Information Technology led the way, returning 54.6% for the year. Communication Services and Consumer Discretionary returned 32.7% and 27.1% for the year, respectively. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark index, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses Nasdaq-100® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. Over the course of 2019, the Portfolio’s management team experienced an unusually high amount of personnel changes for varied reasons including retirement, relocation due to family reasons, and pursuit of other opportunities. Departures have been replaced, in all cases, with portfolio managers who exceed the previous team member’s industry experience, and the changes have resulted in no increase or decrease in total team members dedicated to the Portfolio. Geode Capital Management LLC’s (“Geode”) investment management philosophy utilizes a team-based approach that follows a disciplined and repeatable investment process, seeking to limit dependency on any single investment professional, and, in the case of a team member’s departure, is less disruptive to the execution of the investment process.

Additionally, in December, Geode added a new position to the team with the hire of Diane Hsiung as CIO – Index and ETF Strategies. In this newly created role, Ms. Hsiung, is responsible for the overall development and implementation of the firm’s Index strategies, and providing oversight and management of team members, while driving strategic initiatives to scale operational processes and manage portfolio risks. Geode believes the management team is well-positioned going forward.

There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

70	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	99.3
U.S. Treasury Obligations	0.0
Money Market Funds Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	11.5
2.	Microsoft Corp.	10.6
3.	Amazon.com, Inc.	8.1
4.	Facebook, Inc. Class A	4.4
5.	Alphabet, Inc. Class A	4.1
6.	Alphabet, Inc. Class C	4.1
7.	Intel Corp.	2.9
8.	Comcast Corp. Class A	2.3
9.	Cisco Systems, Inc.	2.3
10.	PepsiCo, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	47.0
Communication Services	20.7
Consumer Discretionary	14.6
Health Care	7.2
Consumer Staples	5.9
Industrials	2.7
Utilities	0.9
Financials	0.3

99.3

Ohio National Fund, Inc.	ON Nasdaq-100	® Index Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 99.3%			Shares	Value
COMMUNICATION SERVICES – 20.7%
Activision Blizzard, Inc. (Entertainment)			30,535	$1,814,390
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	10,711	14,346,206
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	10,704	14,311,462
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a	)	10,989	1,389,010
Charter Communications, Inc. Class A (Media)	(a	)	8,537	4,141,128
Comcast Corp. Class A (Media)			180,437	8,114,252
Electronic Arts, Inc. (Entertainment)	(a	)	11,605	1,247,654
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	74,981	15,389,850
Fox Corp. Class A (Media)			14,090	522,316
Fox Corp. Class B (Media)			10,579	385,076
Liberty Global PLC Class A (Media)	(a	)	7,215	164,069
Liberty Global PLC Class C (Media)	(a	)	17,440	380,105
NetEase, Inc. – ADR (Entertainment)			2,900	889,256
Netflix, Inc. (Entertainment)	(a	)	17,419	5,636,266
Sirius XM Holdings, Inc. (Media)			175,823	1,257,134
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	4,505	551,547
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a	)	34,005	2,666,672

				73,206,393

CONSUMER DISCRETIONARY – 14.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	15,448	28,545,432
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	1,664	3,417,407
Dollar Tree, Inc. (Multiline Retail)	(a	)	9,406	884,634
eBay, Inc. (Internet & Direct Marketing Retail)			32,334	1,167,581
Expedia Group, Inc. (Internet & Direct Marketing Retail)			5,539	598,988
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a	)	36,841	1,297,908
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	4,894	1,133,793
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			12,994	1,967,681
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a	)	1,976	1,130,154
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	3,007	1,317,848
Ross Stores, Inc. (Specialty Retail)			14,377	1,673,770
Starbucks Corp. (Hotels, Restaurants & Leisure)			46,939	4,126,877
Tesla, Inc. (Automobiles)	(a	)	7,164	2,996,916
Trip.com Group Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	20,786	697,162
Ulta Beauty, Inc. (Specialty Retail)	(a	)	2,339	592,095

				51,548,246

CONSUMER STAPLES – 5.9%
Costco Wholesale Corp. (Food & Staples Retailing)			17,559	5,160,941
Kraft Heinz Co. / The (Food Products)			48,536	1,559,462
Mondelez International, Inc. Class A (Food Products)			57,227	3,152,063
Monster Beverage Corp. (Beverages)	(a	)	21,370	1,358,064
PepsiCo, Inc. (Beverages)			55,423	7,574,661
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)			35,475	2,091,606

				20,896,797

FINANCIALS – 0.3%
Willis Towers Watson PLC (Insurance)			5,110	1,031,913

HEALTH CARE – 7.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,795	951,179
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,132	873,953
Amgen, Inc. (Biotechnology)			23,616	5,693,109

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Biogen, Inc. (Biotechnology)	(a	)	7,172	$2,128,148
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a	)	7,139	603,603
Cerner Corp. (Health Care Technology)			12,484	916,201
Gilead Sciences, Inc. (Biotechnology)			50,284	3,267,454
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	3,409	890,192
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	5,843	1,938,357
Incyte Corp. (Biotechnology)	(a	)	8,561	747,547
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	4,594	2,715,743
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,290	1,610,809
Seattle Genetics, Inc. (Biotechnology)	(a	)	6,812	778,339
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,221	2,237,888

				25,352,522

INDUSTRIALS – 2.7%
American Airlines Group, Inc. (Airlines)			17,411	499,347
Cintas Corp. (Commercial Svs. & Supplies)			4,114	1,106,995
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	9,239	840,195
CoStar Group, Inc. (Professional Svs.)	(a	)	1,456	871,125
CSX Corp. (Road & Rail)			31,094	2,249,962
Fastenal Co. (Trading Companies & Distributors)			22,795	842,275
PACCAR, Inc. (Machinery)			13,747	1,087,388
United Airlines Holdings, Inc. (Airlines)	(a	)	10,057	885,921
Verisk Analytics, Inc. (Professional Svs.)			6,513	972,651

				9,355,859

INFORMATION TECHNOLOGY – 47.0%
Adobe, Inc. (Software)	(a	)	19,240	6,345,544
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	44,262	2,029,855
Analog Devices, Inc. (Semiconductors & Equip.)			14,638	1,739,580
ANSYS, Inc. (Software)	(a	)	3,346	861,294
Apple, Inc. (Tech. Hardware, Storage & Periph.)			138,443	40,653,787
Applied Materials, Inc. (Semiconductors & Equip.)			36,715	2,241,084
ASML Holding N.V. (Semiconductors & Equip.)			2,944	871,247
Autodesk, Inc. (Software)	(a	)	8,728	1,601,239
Automatic Data Processing, Inc. (IT Svs.)			17,198	2,932,259
Broadcom, Inc. (Semiconductors & Equip.)			15,766	4,982,371
Cadence Design Systems, Inc. (Software)	(a	)	11,152	773,503
CDW Corp. (Electronic Equip., Instr. & Comp.)			5,711	815,759
Check Point Software Technologies Ltd. (Software)	(a	)	6,051	671,419
Cisco Systems, Inc. (Communications Equip.)			168,611	8,086,584
Citrix Systems, Inc. (Software)			5,176	574,018
Cognizant Technology Solutions Corp. Class A (IT Svs.)			21,763	1,349,741
Fiserv, Inc. (IT Svs.)	(a	)	27,023	3,124,670
Intel Corp. (Semiconductors & Equip.)			172,893	10,347,646
Intuit, Inc. (Software)			10,346	2,709,928
KLA-Tencor Corp. (Semiconductors & Equip.)			6,272	1,117,482
Lam Research Corp. (Semiconductors & Equip.)			5,766	1,685,978
Maxim Integrated Products, Inc. (Semiconductors & Equip.)			10,756	661,602
Microchip Technology, Inc. (Semiconductors & Equip.)			9,498	994,631
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	44,000	2,366,320
Microsoft Corp. (Software)			237,699	37,485,132
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			9,071	564,670
NVIDIA Corp. (Semiconductors & Equip.)			24,324	5,723,437

72	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
NXP Semiconductors N.V. (Semiconductors & Equip.)			11,110	$1,413,859
Paychex, Inc. (IT Svs.)			14,227	1,210,149
PayPal Holdings, Inc. (IT Svs.)	(a	)	46,669	5,048,186
QUALCOMM, Inc. (Semiconductors & Equip.)			45,383	4,004,142
Skyworks Solutions, Inc. (Semiconductors & Equip.)			6,772	818,599
Splunk, Inc. (Software)	(a	)	6,015	900,867
Synopsys, Inc. (Software)	(a	)	5,973	831,442
Texas Instruments, Inc. (Semiconductors & Equip.)			37,153	4,766,358
VeriSign, Inc. (IT Svs.)	(a	)	4,666	899,045
Western Digital Corp. (Tech. Hardware, Storage & Periph.)			11,820	750,215
Workday, Inc. Class A (Software)	(a	)	6,518	1,071,885
Xilinx, Inc. (Semiconductors & Equip.)			9,995	977,211

				166,002,738

UTILITIES – 0.9%
Exelon Corp. (Electric Utilities)			38,637	1,761,461
Xcel Energy, Inc. (Electric Utilities)			21,313	1,353,162

				3,114,623

Total Common Stocks (Cost $259,001,225)				$350,509,091

U.S. Treasury Obligations – 0.0%	Rate	Maturity	Face Amount		Value
U.S. Treasury Bill	0.000%	03/19/2020		$80,000	$79,746

Total U.S. Treasury Obligations (Cost $79,687)					$79,746

Money Market Funds – 1.1%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	3,751,195	$3,751,571

Total Money Market Funds (Cost $3,751,571)				$3,751,571

Total Investments – 100.4% (Cost $262,832,483)	(c	)		$354,340,408
Liabilities in Excess of Other Assets – (0.4)%	(d	)		(1,354,115)

Net Assets – 100.0%				$352,986,293

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $187,200 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	26	March 20, 2020	$4,470,877	$4,551,170	$80,293	$(3,319)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Core Portfolio (formerly the ON Bristol Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2019

Average Annual returns
One year	33.60%
Five years	9.91%
Ten years	11.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.68% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 33.60% versus 31.49% for its benchmark, the S&P 500 Index.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Bristol Portfolio to ON BlackRock Advantage Large Cap Core Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio returned 13.51% versus 8.01% for the S&P 500 Index.

For the period from February 1, 2019 to December 31, 2019 (the “latter eleven-month period”), the Portfolio returned 17.69% versus 21.73% for the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance.

A. BlackRock: Portfolio performance was challenged throughout much of the latter eleven-month period, underperforming the benchmark. Underperformance during the first several months of the period was largely driven by investment insights designed to evaluate company fundamentals. Most specifically, insights seeking to identify relative value opportunities were challenged early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. In the final months of the year, mentality shifted, as investors began to seek out pockets of relative value, leading to a slight performance improvement for this group of signals. Despite the modest rebound in performance late in the year, in aggregate, the Portfolio’s relative value insights were significant detractors from relative returns. Also evaluating company fundamentals, the Portfolio’s quality insights were mixed throughout the period. Though this group of insights detracted modestly in aggregate, struggling somewhat in the final months of the year, select signals added meaningfully to relative returns and provided ballast to performance among fundamental signals. Stronger performance among the Portfolio’s quality insights was unsurprising, given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

After delivering moderate performance through the first few months of the latter eleven-month period, the Portfolio’s trend and sentiment-based insights struggled considerably during the latter part of the period and were responsible for the bulk of the Portfolio’s underperformance. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio’s trend-based insights. Similarly, these sharp, macro-driven inflection points often resulted in a disconnect between stock returns and company-specific sentiment, creating a challenging environment for the Portfolio’s sentiment insights. Cross-market sentiment insights struggled in particular, most specifically those seeking to capture the sentiment of informed bond and credit default swap investors.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk: For the first one-month period, both sector allocation and stock selection contributed to relative outperformance. Stock selection in Health Care and Consumer Discretionary contributed to relative outperformance, while stock selection in Communication Services detracted from relative performance.

A. BlackRock: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, a modest underweight to the Energy sector throughout much of the latter eleven-month period contributed to relative performance, as the sector underperformed the broader market. On the other hand, positioning in the Communication Services sector detracted from performance. The majority of relative performance was driven by security selection. Stock selection was additive in the Health Care sector, especially among pharmaceutical and biotechnology companies. In contrast, selection within the Financials sector, the capital markets industry in particular, was a notable detractor from relative performance. Stock selection in the Communication Services sector, especially among media companies, and the Energy sector, hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk: Top contributors for the first one-month period included Sage Therapeutics, Inc., as the company announced positive results for a Phase 3 trial in postpartum depression. Celgene Corp. contributed, as it was acquired by Bristol-Myers Squibb Co. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, and announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity.

74	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)

Alphabet, Inc. Class C detracted most from relative performance for the first one-month period, as there were concerns Google would lose share in online advertising to Amazon and might withdraw its news service in Europe if a “snippet” tax were implemented. Apple, Inc., a relative underweight due to expected phone pricing cuts, was another relative detractor. A third relative detractor was Amazon.com, Inc. (“Amazon”), as the Portfolio was underweight due to concerns of weaker U.S. e-commerce market share gain and belief that increased regulation of e-commerce in India would impact growth.

A. BlackRock: The Portfolio’s positioning in Medtronic PLC was the largest contributor to relative performance for the latter eleven-month period. An overweight position in the middle of the year was particularly beneficial, as Medtronic PLC’s stock price climbed towards the end of second quarter and into the third. Encouraging forward guidance from the company, along with positive earnings announcements, supported the company’s share price. Several promising research projects, including one project to develop memory chips enabling improvement in human memory, helped support investor sentiment on the future of the company as well. Remaining underweight Pfizer, Inc. further supported relative performance throughout the latter eleven-month period, as the pharmaceuticals company struggled during much of 2019. Its stock price declined on increasing concerns around the potential of restrictive drug pricing legislation. Additionally, when the company announced in late July that it would be combining parts of its business with Mylan N.V., the stock price dropped following several analyst downgrades, citing concerns around the effect of the deal on the company’s stock. Positioning in Biogen, Inc. was also beneficial to results. An underweight to the stock early in the year was additive, as the share price plummeted on news that its experimental Alzheimer’s drug, which had been tremendously promising, was unlikely to be effective, and that research on the drug was being stopped. Moving to an overweight towards the end of the year further bolstered results, as Biogen, Inc.’s shares spiked on news that there were new, promising results from research on the Alzheimer’s drug. News that the company was requesting approval from the Federal Drug Administration (“FDA”) on the experimental therapy led to renewed hope among investors and a resulting surge in the stock price. (1)

In contrast, the top individual detractor for the latter eleven-month period was the Portfolio’s overweight position in The Charles Schwab Corp. The company struggled amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. The Portfolio’s positioning in ConocoPhillips was also a persistent detractor from results throughout the latter eleven-month period. Maintaining an overweight to the company through the end of the second quarter and much of the third was a drag on relative returns, as downward pressure on oil prices created concerns around the future profitability of the company. An unsuccessful exploration-drilling project in Louisiana was an additional hit to the company, as the expensive operation did not yield viable oil reserves and the company was forced to sell the acreage. In a similar vein, the Portfolio’s overweight to Halliburton Co. during the early part of the period further dampened relative returns, as there was significant downward pricing pressure on oilfield servicing and fracking due to depressed oil prices and exploration and production activity. This pricing pressure and reduced activity caused the share prices to slump. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter eleven-month period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. The Portfolio participated in two IPOs during the latter eleven-month period, which detracted 11 basis points relative to the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

75	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	99.5
Rights (4)	0.0
Money Market Funds
Less Net Liabilities	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	5.1
2.	Apple, Inc.	4.7
3.	Amazon.com, Inc.	3.2
4.	Mastercard, Inc. Class A	2.1
5.	Facebook, Inc. Class A	2.0
6.	Johnson & Johnson	2.0
7.	Exxon Mobil Corp.	2.0
8.	Berkshire Hathaway, Inc. Class B	1.8
9.	Alphabet, Inc. Class C	1.5
10.	Alphabet, Inc. Class A	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	23.0
Health Care	14.5
Financials	13.5
Communication Services	10.8
Consumer Discretionary	9.5
Industrials	9.5
Consumer Staples	6.8
Energy	4.0
Utilities	3.3
Real Estate	2.4
Materials	2.2

99.5

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 99.5%			Shares	Value
COMMUNICATION SERVICES – 10.8%
Activision Blizzard, Inc. (Entertainment)			1,558	$92,576
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	4,723	6,325,939
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	4,844	6,476,525
AMC Networks, Inc. Class A (Media)	(a	)	16,442	649,459
AT&T, Inc. (Diversified Telecom. Svs.)			78,137	3,053,594
CenturyLink, Inc. (Diversified Telecom. Svs.)			31,698	418,730
Cinemark Holdings, Inc. (Entertainment)			5,827	197,244
Comcast Corp. Class A (Media)			43,322	1,948,190
Discovery, Inc. Class A (Media)	(a	)	24,570	804,422
Electronic Arts, Inc. (Entertainment)	(a	)	5,831	626,891
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	42,920	8,809,330
Interpublic Group of Cos., Inc. / The (Media)			75,289	1,739,176
Live Nation Entertainment, Inc. (Entertainment).	(a	)	6,883	491,928
Netflix, Inc. (Entertainment)	(a	)	998	322,923
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a	)	10,540	196,465
Sirius XM Holdings, Inc. (Media)			287,667	2,056,819
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	5,993	733,723
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)			38,090	968,629
TripAdvisor, Inc. (Interactive Media & Svs.)			7,010	212,964
Twitter, Inc. (Interactive Media & Svs.)	(a	)	13,357	428,092
United States Cellular Corp. (Wireless Telecom. Svs.)	(a	)	19,894	720,760
Verizon Communications, Inc. (Diversified Telecom. Svs.)			78,465	4,817,751
ViacomCBS, Inc. Class A (Media)			5,452	244,631
ViacomCBS, Inc. Class B (Media)			23,157	971,899
Walt Disney Co. / The (Entertainment)			16,995	2,457,987
Yelp, Inc. (Interactive Media & Svs.)	(a	)	7,519	261,887
Zynga, Inc. Class A (Entertainment)	(a	)	104,690	640,703

				46,669,237

CONSUMER DISCRETIONARY – 9.5%
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	2,347	497,799
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	7,554	13,958,583
AutoNation, Inc. (Specialty Retail)	(a	)	973	47,317
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	59	121,170
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			18,108	542,153
Carnival Corp. (Hotels, Restaurants & Leisure)			17,226	875,598
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	94	78,688
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			16,290	1,684,875
D.R. Horton, Inc. (Household Durables)			14,787	780,014
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			18,228	1,987,034
Dollar General Corp. (Multiline Retail)			13,837	2,158,295
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			1,702	128,569
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)			4,381	65,102
Ford Motor Co. (Automobiles)			107,448	999,266
General Motors Co. (Automobiles)			36,600	1,339,560
Gentex Corp. (Auto Components)			3,072	89,027
Goodyear Tire & Rubber Co. / The (Auto Components)			27,686	430,656
H&R Block, Inc. (Diversified Consumer Svs.)			28,212	662,418
Home Depot, Inc. / The (Specialty Retail)			26,923	5,879,445
International Game Technology PLC (Hotels, Restaurants & Leisure)			3,938	58,952

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
McDonald’s Corp. (Hotels, Restaurants & Leisure)			13,074	$2,583,553
Melco Resorts & Entertainment Ltd. – ADR (Hotels, Restaurants & Leisure)			8,957	216,491
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			32,891	3,332,187
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	552	241,920
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a	)	5,480	140,069
Pool Corp. (Distributors)			217	46,086
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			3,684	431,838
Starbucks Corp. (Hotels, Restaurants & Leisure)			1,616	142,079
Target Corp. (Multiline Retail)			7,600	974,396
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			9,787	551,204
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			1,219	63,010

				41,107,354

CONSUMER STAPLES – 6.8%
Altria Group, Inc. (Tobacco)			23,902	1,192,949
Anheuser-Busch InBev SA / N.V. – ADR (Beverages)			1,423	116,743
Church & Dwight Co., Inc. (Household Products)			17,126	1,204,643
Coca-Cola Co. / The (Beverages)			35,790	1,980,976
Coca-Cola European Partners PLC (Beverages)			6,824	347,205
Costco Wholesale Corp. (Food & Staples Retailing)			20,150	5,922,488
Estee Lauder Cos., Inc. / The Class A (Personal Products)			15,622	3,226,568
Hershey Co. / The (Food Products)			25,493	3,746,961
Hormel Foods Corp. (Food Products)			12,378	558,372
Molson Coors Brewing Co. Class B (Beverages)			5,468	294,725
Monster Beverage Corp. (Beverages)	(a	)	8,640	549,072
PepsiCo, Inc. (Beverages)			25,288	3,456,111
Performance Food Group Co. (Food & Staples Retailing)	(a	)	6,909	355,675
Philip Morris International, Inc. (Tobacco)			7,196	612,308
Procter & Gamble Co. / The (Household Products)			40,687	5,081,806
Walmart, Inc. (Food & Staples Retailing)			7,099	843,645

				29,490,247

ENERGY – 4.0%
Chevron Corp. (Oil, Gas & Consumable Fuels)			668	80,501
ConocoPhillips (Oil, Gas & Consumable Fuels)			14,712	956,721
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			13,371	458,625
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			4,537	117,826
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			31,927	2,674,206
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			120,320	8,395,930
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			10,233	138,964
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			28,620	1,724,355
National Oilwell Varco, Inc. (Energy Equip. & Svs.)			3,179	79,634
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			16,894	177,387
Phillips 66 (Oil, Gas & Consumable Fuels)			4,502	501,568
TechnipFMC PLC (Energy Equip. & Svs.)			8,381	179,689

77	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
ENERGY (continued)
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			11,685	$1,094,300
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			25,870	613,636

				17,193,342

FINANCIALS – 13.5%
Affiliated Managers Group, Inc. (Capital Markets)			5,076	430,140
Allstate Corp. / The (Insurance)			21,665	2,436,229
Ally Financial, Inc. (Consumer Finance)			33,526	1,024,555
American Express Co. (Consumer Finance)			16,276	2,026,199
Aon PLC (Insurance)			636	132,472
Arthur J. Gallagher & Co. (Insurance)			6,291	599,092
AXA Equitable Holdings, Inc. (Diversified Financial Svs.)			2,763	68,467
Bank of America Corp. (Banks)			113,685	4,003,986
Bank of New York Mellon Corp. / The (Capital Markets)			15,709	790,634
Bank OZK (Banks)			2,867	87,458
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	34,341	7,778,236
Capital One Financial Corp. (Consumer Finance)			14,592	1,501,663
Charles Schwab Corp. / The (Capital Markets)			30,511	1,451,103
Chubb Ltd. (Insurance)			2,141	333,268
Cincinnati Financial Corp. (Insurance)			15,600	1,640,340
CIT Group, Inc. (Banks)			18,181	829,599
Citizens Financial Group, Inc. (Banks)			11,015	447,319
CME Group, Inc. (Capital Markets)			6,520	1,308,694
Comerica, Inc. (Banks)			1,168	83,804
Cullen / Frost Bankers, Inc. (Banks)			8,310	812,552
East West Bancorp, Inc. (Banks)			6,539	318,449
Essent Group Ltd. (Thrifts & Mortgage Finance)			5,041	262,082
Evercore, Inc. Class A (Capital Markets)			2,542	190,040
FactSet Research Systems, Inc. (Capital Markets)			5,187	1,391,672
First American Financial Corp. (Insurance)			19,667	1,146,979
First Citizens BancShares, Inc. Class A (Banks)			348	185,209
First Horizon National Corp. (Banks)			22,621	374,604
Globe Life, Inc. (Insurance)			11,906	1,253,107
Intercontinental Exchange, Inc. (Capital Markets)			28,645	2,651,095
Invesco Ltd. (Capital Markets)			1,032	18,555
JPMorgan Chase & Co. (Banks)			34,662	4,831,883
Marsh & McLennan Cos., Inc. (Insurance)			4,897	545,575
MetLife, Inc. (Insurance)			25,835	1,316,810
Moody’s Corp. (Capital Markets)			4,646	1,103,007
Morgan Stanley (Capital Markets)			58,165	2,973,395
Nasdaq, Inc. (Capital Markets)			1,266	135,589
Progressive Corp. / The (Insurance)			7,844	567,827
Prudential Financial, Inc. (Insurance)			14,088	1,320,609
S&P Global, Inc. (Capital Markets)			12,312	3,361,792
SEI Investments Co. (Capital Markets)			936	61,289
TD Ameritrade Holding Corp. (Capital Markets)			8,026	398,892
Truist Financial Corp. (Banks)			6,007	338,314
U.S. Bancorp (Banks)			26,058	1,544,979
Unum Group (Insurance)			26,993	787,116
Wells Fargo & Co. (Banks)			52,629	2,831,440
Willis Towers Watson PLC (Insurance)			2,073	418,622

				58,114,741

HEALTH CARE – 14.5%
Abbott Laboratories (Health Care Equip. & Supplies)			3,310	287,507
AbbVie, Inc. (Biotechnology)			36,912	3,268,188
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,711	293,195
Allergan PLC (Pharmaceuticals)			862	164,789

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
AmerisourceBergen Corp. (Health Care Providers & Svs.)			8,393	$713,573
Amgen, Inc. (Biotechnology)			8,764	2,112,737
Anthem, Inc. (Health Care Providers & Svs.)			10,526	3,179,168
Biogen, Inc. (Biotechnology)	(a	)	3,347	993,155
Bristol-Myers Squibb Co. (Pharmaceuticals)			58,336	3,744,588
Cigna Corp. (Health Care Providers & Svs.)			425	86,908
CVS Health Corp. (Health Care Providers & Svs.)			37,038	2,751,553
DexCom, Inc. (Health Care Equip. & Supplies)	(a	)	1,500	328,110
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	9,249	2,157,699
Gilead Sciences, Inc. (Biotechnology)			90,720	5,894,986
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	22,356	1,167,207
Humana, Inc. (Health Care Providers & Svs.)			2,165	793,516
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	2,993	781,562
Incyte Corp. (Biotechnology)	(a	)	2,375	207,385
Johnson & Johnson (Pharmaceuticals)			58,238	8,495,177
McKesson Corp. (Health Care Providers & Svs.)			1,377	190,467
Medtronic PLC (Health Care Equip. & Supplies).			8,260	937,097
Merck & Co., Inc. (Pharmaceuticals)			56,670	5,154,137
Mylan N.V. (Pharmaceuticals)	(a	)	19,958	401,156
Pfizer, Inc. (Pharmaceuticals)			76,588	3,000,718
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,225	1,210,923
Stryker Corp. (Health Care Equip. & Supplies)			24,626	5,169,982
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			1,448	470,412
United Therapeutics Corp. (Biotechnology)	(a	)	2,275	200,382
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			11,035	3,244,069
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	3,488	490,622
Vertex Pharmaceuticals, Inc. (Biotechnology) .	(a	)	8,833	1,933,985
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	807	266,479
Zoetis, Inc. (Pharmaceuticals)			16,415	2,172,525

				62,263,957

INDUSTRIALS – 9.5%
3M Co. (Industrial Conglomerates)			2,417	426,407
AGCO Corp. (Machinery)			3,402	262,804
Allegion PLC (Building Products)			26,933	3,354,236
AMETEK, Inc. (Electrical Equip.)			16,432	1,638,928
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a	)	2,067	66,103
Boeing Co. / The (Aerospace & Defense)			1,091	355,404
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	1,557	141,594
CSX Corp. (Road & Rail)			9,806	709,562
Curtiss-Wright Corp. (Aerospace & Defense)			719	101,300
Delta Air Lines, Inc. (Airlines)			7,226	422,576
EMCOR Group, Inc. (Construction & Engineering)			479	41,338
Expeditors International of Washington, Inc. (Air Freight & Logistics)			2,989	233,202
Fluor Corp. (Construction & Engineering)			16,084	303,666
GATX Corp. (Trading Companies & Distributors)			19,276	1,597,017
HEICO Corp. (Aerospace & Defense)			2,863	326,811
Hexcel Corp. (Aerospace & Defense)			1,664	121,988
Honeywell International, Inc. (Industrial Conglomerates)			13,231	2,341,887
Hubbell, Inc. (Electrical Equip.)			7,996	1,181,969
IDEX Corp. (Machinery)			6,231	1,071,732
IHS Markit Ltd. (Professional Svs.)	(a	)	824	62,088
Illinois Tool Works, Inc. (Machinery)			439	78,858
Ingersoll-Rand PLC (Machinery)			2,400	319,008

78	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Landstar System, Inc. (Road & Rail)			5,337	$607,724
Lockheed Martin Corp. (Aerospace & Defense)			15,864	6,177,124
MasTec, Inc. (Construction & Engineering)	(a	)	10,826	694,596
Northrop Grumman Corp. (Aerospace & Defense)			4,308	1,481,823
Old Dominion Freight Line, Inc. (Road & Rail)			732	138,919
Oshkosh Corp. (Machinery)			24,114	2,282,390
PACCAR, Inc. (Machinery)			62,078	4,910,370
Raytheon Co. (Aerospace & Defense)			4,534	996,301
Robert Half International, Inc. (Professional Svs.)			22,336	1,410,518
Roper Technologies, Inc. (Industrial Conglomerates)			5,469	1,937,284
Snap-on, Inc. (Machinery)			3,869	655,409
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	6,545	2,268,104
United Airlines Holdings, Inc. (Airlines)	(a	)	16,904	1,489,073
United Parcel Service, Inc. Class B (Air Freight & Logistics)			4,446	520,449
Xylem, Inc. (Machinery)			1,428	112,512

				40,841,074

INFORMATION TECHNOLOGY – 23.0%
Accenture PLC Class A (IT Svs.)			833	175,405
Adobe, Inc. (Software)	(a	)	3,128	1,031,646
Apple, Inc. (Tech. Hardware, Storage & Periph.)			69,310	20,352,881
Applied Materials, Inc. (Semiconductors & Equip.)			32,130	1,961,215
Automatic Data Processing, Inc. (IT Svs.)			25,457	4,340,418
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			2,724	115,607
Broadridge Financial Solutions, Inc. (IT Svs.)			5,931	732,716
CDW Corp. (Electronic Equip., Instr. & Comp.)			15,677	2,239,303
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	12,998	1,071,165
Cisco Systems, Inc. (Communications Equip.)			46,490	2,229,660
GoDaddy, Inc. Class A (IT Svs.)	(a	)	2,181	148,134
HP, Inc. (Tech. Hardware, Storage & Periph.)			23,680	486,624
Intel Corp. (Semiconductors & Equip.)			89,181	5,337,483
International Business Machines Corp. (IT Svs.)			5,056	677,706
Intuit, Inc. (Software)			12,952	3,392,517
Jack Henry & Associates, Inc. (IT Svs.)			4,864	708,539
Lam Research Corp. (Semiconductors & Equip.)			7,921	2,316,100
Manhattan Associates, Inc. (Software)	(a	)	1,084	86,449
Mastercard, Inc. Class A (IT Svs.)			30,215	9,021,897
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	14,196	763,461
Microsoft Corp. (Software)			139,650	22,022,805
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			18,396	778,887
NVIDIA Corp. (Semiconductors & Equip.)			12,335	2,902,426
Paychex, Inc. (IT Svs.)			48,217	4,101,338
Paylocity Holding Corp. (Software)	(a	)	2,459	297,096
PayPal Holdings, Inc. (IT Svs.)	(a	)	6,000	649,020
QUALCOMM, Inc. (Semiconductors & Equip.)			9,645	850,978
salesforce.com, Inc. (Software)	(a	)	20,216	3,287,930
ServiceNow, Inc. (Software)	(a	)	7,573	2,138,009
Skyworks Solutions, Inc. (Semiconductors & Equip.)			2,880	348,134
Texas Instruments, Inc. (Semiconductors & Equip.)			13,827	1,773,866
Visa, Inc. (IT Svs.)			11,635	2,186,217
Workday, Inc. Class A (Software)	(a	)	2,851	468,847

				98,994,479

Common Stocks (Continued)			Shares	Value
MATERIALS – 2.2%
Air Products & Chemicals, Inc. (Chemicals)			4,344	$1,020,796
Alcoa Corp. (Metals & Mining)	(a	)	27,017	581,136
Barrick Gold Corp. (Metals & Mining)			8,657	160,934
CF Industries Holdings, Inc. (Chemicals)			6,197	295,845
Domtar Corp. (Paper & Forest Products)			25,229	964,757
Ecolab, Inc. (Chemicals)			8,762	1,690,978
LyondellBasell Industries N.V. Class A (Chemicals)			5,889	556,393
Mosaic Co. / The (Chemicals)			32,728	708,234
PPG Industries, Inc. (Chemicals)			1,162	155,115
Reliance Steel & Aluminum Co. (Metals & Mining)			3,804	455,567
Scotts Miracle-Gro Co. / The (Chemicals)			1,139	120,939
Sherwin-Williams Co. / The (Chemicals)			2,355	1,374,237
Steel Dynamics, Inc. (Metals & Mining)			6,339	215,779
Summit Materials, Inc. Class A (Construction Materials)	(a	)	13,083	312,684
Westrock Co. (Containers & Packaging)			15,448	662,874

				9,276,268

REAL ESTATE – 2.4%
Boston Properties, Inc. (Equity REIT)			3,478	479,477
Brandywine Realty Trust (Equity REIT)			4,095	64,496
Equity Residential (Equity REIT)			7,958	643,961
Host Hotels & Resorts, Inc. (Equity REIT)			34,528	640,494
Invitation Homes, Inc. (Equity REIT)			51,224	1,535,183
Lamar Advertising Co. Class A (Equity REIT)			11,537	1,029,793
National Retail Properties, Inc. (Equity REIT)			7,950	426,279
Park Hotels & Resorts, Inc. (Equity REIT)			60,466	1,564,255
Prologis, Inc. (Equity REIT)			2,802	249,770
Regency Centers Corp. (Equity REIT)			1,717	108,326
RLJ Lodging Trust (Equity REIT)			26,191	464,105
Simon Property Group, Inc. (Equity REIT)			19,655	2,927,809
STAG Industrial, Inc. (Equity REIT)			3,512	110,874
Ventas, Inc. (Equity REIT)			1,519	87,707

				10,332,529

UTILITIES – 3.3%
Ameren Corp. (Multi-Utilities)			21,551	1,655,117
American Water Works Co., Inc. (Water Utilities)			7,883	968,426
Atmos Energy Corp. (Gas Utilities)			1,631	182,444
Consolidated Edison, Inc. (Multi-Utilities)			7,117	643,875
DTE Energy Co. (Multi-Utilities)			36,921	4,794,930
Eversource Energy (Electric Utilities)			508	43,216
Pinnacle West Capital Corp. (Electric Utilities)			9,197	827,086
Southwest Gas Holdings, Inc. (Gas Utilities)			4,702	357,211
Xcel Energy, Inc. (Electric Utilities)			75,472	4,791,717

				14,264,022

Total Common Stocks (Cost $386,574,836)				$428,547,250

Rights – 0.0%			Quantity	Value
HEALTH CARE – 0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a	)	11,619	$34,973

Total Rights (Cost $24,749)				$34,973

Money Market Funds – 1.0%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	4,302,479	$4,302,909

Total Money Market Funds (Cost $4,302,918)				$4,302,909

Total Investments – 100.5% (Cost $390,902,503)	(c	)		$432,885,132
Liabilities in Excess of Other Assets – (0.5)%	(d	)		(2,315,165)

Net Assets – 100.0%				$430,569,967

79	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	December 31, 2019

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $195,300 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	31	March 20, 2020	$4,929,016	$5,008,205	$79,189	$7,210

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Small Cap Growth Portfolio (formerly the ON Bryton Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Index for the previous twelve months.

Performance as of December 31, 2019

Average Annual returns
One year	34.07%
Five years	9.12%
Ten years	11.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.83% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 34.07% versus 28.48% for its benchmark, the Russell 2000 Growth Index.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Bryton Growth Portfolio to ON BlackRock Advantage Small Cap Growth Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio returned 12.96% versus 11.55% for the Russell 2000 Growth Index

For the period from February 1, 2019 to December 31, 2019 (the “latter eleven-month period”), the Portfolio returned 18.69% versus 15.18% for the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark relative performance.

A. BlackRock: Performance over the latter eleven-month period was very strong, as the Portfolio outperformed its benchmark. Encouragingly, performance across both fundamental-based and trend/ sentiment-based insights was tremendously additive throughout the period. The Portfolio’s quality insights were especially positive, which was unsurprising given investor preference for sustainable, high-quality businesses amidst increased market uncertainty. Of note, conducting machine learned text analysis of company news filings, most specifically 8-K’s, contributed positively to performance. Evaluating companies on a series of long-term sustainability measures and rewarding companies with founder-led management structures were both beneficial as well, as they provided an alternative lens into company quality. Elsewhere, insights seeking to identify relative value opportunities were broadly flat for the period. These signals detracted modestly early in the period, as investors sought out speculative growth opportunities at the expense of company fundamentals. However, performance of these insights rebounded slightly towards the end of the period, as market mentality shifted and investors began to seek out areas of relative value.

Despite an increase in market volatility and inflection points, the Portfolio’s investment insights were able to successfully capture evolving trends in the marketplace and the sentiment of informed market participants, as the Portfolio’s trend- and sentiment-based insights further bolstered relative returns during the latter eleven-month period. Among these signals, using machine learned text analysis of company conference calls to identify trends in longer-term company fundamentals was particularly beneficial. Gauging investor sentiment based on the number of sell-side meetings with company management was also additive, as was evaluating changes in company supply chains.

The Portfolio’s macro thematic insights contributed modestly throughout the latter eleven-month period as well, supported primarily by a signal measuring sensitivity to changes in foreign exchange rates.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk: For the first one-month period, sector allocation and stock selection both contributed positively to relative performance. Stock selection in Information Technology and Materials contributed to relative outperformance, while stock selection in Industrials detracted from relative performance.

A. BlackRock: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its relative performance from security selection. That being said, a modest overweight to the Industrials sector during the earlier months of the latter eleven-month period contributed to performance, as the sector outperformed the broader market. A modest underweight to Financials throughout much of the period also contributed, due to the underperformance of Financials in the small cap growth space. On the other hand, a modest overweight to Communication Services companies detracted slightly, as that sector underperformed. (1)

The majority of relative outperformance for the latter eleven-month period was driven by security selection. Security selection was particularly positive in the Consumer Discretionary sector, especially among specialty retailers and internet and direct marketing retailers. Security selection was also very beneficial in the Information Technology sector, particularly among semiconductor, semiconductor equipment, and software companies. Selection in the Health Care and Industrials sectors further contributed to returns. In contrast, security selection within the Energy sector, most notably in the energy equipment and services industry, was a notable detractor from relative performance. Selection in the Communication Services sector hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

81	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)

A. Suffolk: Top contributors for the first one-month period included Sage Therapeutics, Inc., as the company announced positive results for a Phase 3 trial in postpartum depression. Ultra Clean Holdings, Inc., another relative contributor, recovered after the sharp selloff in the fourth quarter of last year, as demand for semiconductor equipment and concerns about correction in the cycle were far worse than expectations, as supported by earnings reports from large cap peers. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, and announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity.

Top detractors for the first one-month period included AxoGen, Inc., as the company experienced a weak earnings report for fourth quarter, as revenue fell slightly short, expenses remained high, and management turnover continued. Ligland Pharmaceuticals, Inc. faced questions regarding the value of current licensing relationships and pipeline value, causing a sharp selloff in the stock in mid-January, making it another top detractor. Lindsay Corp., another detractor from performance, had a first quarter earnings miss for both revenue and earnings per share, driven by weaker irrigation demand internationally.

A. BlackRock: The top individual contributor for the latter eleven-month period was the Portfolio’s positioning in software company eGain Corp. Maintaining an overweight through the first months of the latter eleven-month period was particularly beneficial, as the stock surged almost 20% on first quarter earnings. The company reported an unexpected profit and raised guidance for both software-as-a-service revenue growth and subscription revenue growth. Moving to an underweight position in the latter part of the period was also beneficial, as stock returns were generally muted, underperforming the broader market. An overweight to Cirrus Logic, Inc. throughout the latter eleven-month period also bolstered relative results, as the semiconductor company’s stock surged over 100% in 2019. As one of the primary suppliers to Apple, Inc., the company was supported by the success of Apple throughout the period. Increasing opportunities related to Android, as well as sustained strength in earnings results throughout the year, were additional driving forces behind the stock’s success in 2019. An overweight position in Paylocity Holding Corp. was the next largest relative contributor, as the stock advanced over 60%. The cloud-based software solutions provider experienced steady growth throughout the period and delivered consistently impressive revenue numbers. Sentiment on the company’s future remained positive due to the rapid growth of the company and the increased focus on cloud-based providers offering innovative solutions. (1)

Maintaining an overweight position in software company Benefitfocus, Inc. was the top individual detractor for the latter eleven-month period, as the company struggled in 2019. The company’s stock price was particularly challenged through the first months of the period, declining significantly. The primary catalyst of the sell-off was the resignation of the company’s Chief Financial Officer (“CFO”), as he was the third CFO to leave the company in the last three years. Elsewhere, the Portfolio’s overweight position in Insperity, Inc. was a drag on relative returns, as the company’s stock declined roughly 20%. The stock struggled following its second and third quarter earnings announcements. Although second quarter results were generally in line with expectations, a combination of disappointing guidance and historically high valuations caused a sharp drop in stock price following the announcement. A few months later, the company announced that its third-quarter profit was down almost 30% from the prior year, causing another sharp sell-off. The Portfolio’s overweight position in USANA Health Sciences, Inc. was also a notable drag on performance, as the company’s shares underperformed after lowering 2019 earnings per share and revenue guidance. The company cited limited promotional activity in many of its regions, and the negative effects of China’s review of the health product industry as key factors in the downward revision. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter eleven-month period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. The Portfolio was active in several small cap IPOs during the period, which contributed slightly on both a relative and absolute basis. The Portfolio participated in sixteen IPOs, adding approximately 30 basis points to relative return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

82	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	99.2
Rights (4)	0.0
Money Market Funds Less Net Liabilities	0.8

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Texas Roadhouse, Inc.	1.4
2.	AMN Healthcare Services, Inc.	1.2
3.	Performance Food Group Co.	1.1
4.	TriState Capital Holdings, Inc.	1.1
5.	HealthEquity, Inc.	1.1
6.	Benefitfocus, Inc.	1.0
7.	SPS Commerce, Inc.	1.0
8.	Ryman Hospitality Properties, Inc.	1.0
9.	Insperity, Inc.	0.9
10.	PolyOne Corp.	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	30.5
Industrials	18.0
Information Technology	17.6
Consumer Discretionary	12.2
Real Estate	5.3
Financials	4.7
Consumer Staples	4.0
Materials	3.1
Communication Services	2.8
Utilities	0.6
Energy	0.4

99.2

83

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 99.2%			Shares	Value
COMMUNICATION SERVICES – 2.8%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a	)	1,355	$86,788
Boingo Wireless, Inc. (Wireless Telecom. Svs.)	(a	)	13,014	142,503
Cardlytics, Inc. (Media)	(a	)	3,469	218,061
Care.com, Inc. (Interactive Media & Svs.)	(a	)	3,779	56,798
Cargurus, Inc. (Interactive Media & Svs.)	(a	)	32,522	1,144,124
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)			18,478	1,216,037
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a	)	6,450	221,558
Glu Mobile, Inc. (Entertainment)	(a	)	46,895	283,715
Gogo, Inc. (Wireless Telecom. Svs.)	(a	)	12,254	78,426
Gray Television, Inc. (Media)	(a	)	7,026	150,637
IDT Corp. Class B (Diversified Telecom. Svs.)	(a	)	8,567	61,768
MSG Networks, Inc. Class A (Media)	(a	)	12,114	210,784
Ooma, Inc. (Diversified Telecom. Svs.)	(a	)	7,140	94,462
QuinStreet, Inc. (Interactive Media & Svs.)	(a	)	26,782	410,032
TechTarget, Inc. (Media)	(a	)	3,534	92,237
TrueCar, Inc. (Interactive Media & Svs.)	(a	)	22,630	107,493
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a	)	5,758	42,552
Yelp, Inc. (Interactive Media & Svs.)	(a	)	29,975	1,044,029

				5,662,004

CONSUMER DISCRETIONARY – 12.2%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	22,938	332,601
Aaron’s, Inc. (Specialty Retail)			2,794	159,565
American Eagle Outfitters, Inc. (Specialty Retail)			3,631	53,376
America’s Car-Mart, Inc. (Specialty Retail)	(a	)	238	26,099
Asbury Automotive Group, Inc. (Specialty Retail)	(a	)	16,284	1,820,388
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)			12,542	476,094
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			27,415	820,805
Brinker International, Inc. (Hotels, Restaurants & Leisure)			12,046	505,932
Chegg, Inc. (Diversified Consumer Svs.)	(a	)	27,125	1,028,309
Children’s Place, Inc. / The (Specialty Retail)			1,583	98,969
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)			7,418	1,017,750
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	20,240	524,621
Cooper-Standard Holdings, Inc. (Auto Components)	(a	)	3,453	114,501
Core-Mark Holding Co., Inc. (Distributors)			19,257	523,598
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)			2,037	313,168
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	24,705	1,034,892
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a	)	872	147,246
Denny’s Corp. (Hotels, Restaurants & Leisure)	(a	)	16,339	324,819
Dorman Products, Inc. (Auto Components)	(a	)	316	23,928
Everi Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	9,639	129,452
Fox Factory Holding Corp. (Auto Components)	(a	)	2,301	160,081
Helen of Troy Ltd. (Household Durables)	(a	)	6,195	1,113,799
Hooker Furniture Corp. (Household Durables)			7,469	191,879
iRobot Corp. (Household Durables)	(a	)	6,318	319,880
KB Home (Household Durables)			5,787	198,321
La-Z-Boy, Inc. (Household Durables)			985	31,008
LCI Industries (Auto Components)			12,871	1,378,870
LGI Homes, Inc. (Household Durables)	(a	)	11,117	785,416
Lithia Motors, Inc. Class A (Specialty Retail)			4,604	676,788
Malibu Boats, Inc. Class A (Leisure Products)	(a	)	16,101	659,336
MDC Holdings, Inc. (Household Durables)			18,348	700,160

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
OneSpaWorld Holdings Ltd. (Diversified Consumer Svs.)	(a	)	6,756	$113,771
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)			10,997	829,394
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a	)	1,700	126,956
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a	)	6,013	161,028
Sonos, Inc. (Household Durables)	(a	)	4,175	65,214
Standard Motor Products, Inc. (Auto Components)			2,770	147,419
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)			35,442	1,524,360
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	11,630	298,426
Strategic Education, Inc. (Diversified Consumer Svs.)			8,171	1,298,372
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			52,693	2,967,670
TopBuild Corp. (Household Durables)	(a	)	9,488	978,023
Wingstop, Inc. (Hotels, Restaurants & Leisure)			6,384	550,492
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)			8,276	279,232

				25,032,008

CONSUMER STAPLES – 4.0%
Boston Beer Co., Inc. / The Class A (Beverages)	(a	)	237	89,550
Calavo Growers, Inc. (Food Products)			13,288	1,203,760
Freshpet, Inc. (Food Products)	(a	)	22,903	1,353,338
J&J Snack Foods Corp. (Food Products)			9,785	1,803,082
John B Sanfilippo & Son, Inc. (Food Products)			4,559	416,146
National Beverage Corp. (Beverages)	(a	)	7,508	383,058
Performance Food Group Co. (Food & Staples Retailing)	(a	)	44,341	2,282,675
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a	)	8,800	170,280
USANA Health Sciences, Inc. (Personal Products)	(a	)	907	71,245
Vector Group Ltd. (Tobacco)			35,532	475,773

				8,248,907

ENERGY – 0.4%
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)			31,209	170,713
Liberty Oilfield Services, Inc. Class A (Energy Equip. & Svs.)			28,705	319,200
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a	)	9,977	112,241
Smart Sand, Inc. (Energy Equip. & Svs.)	(a	)	47,289	119,168

				721,322

FINANCIALS – 4.7%
Ares Management Corp. Class A (Capital Markets)			8,911	318,034
Artisan Partners Asset Management, Inc. Class A (Capital Markets)			11,808	381,635
BankFinancial Corp. (Banks)			5,622	73,536
Cohen & Steers, Inc. (Capital Markets)			9,975	626,031
Enova International, Inc. (Consumer Finance)	(a	)	3,325	79,999
Essent Group Ltd. (Thrifts & Mortgage Finance)			21,949	1,141,129
FedNat Holding Co. (Insurance)			8,877	147,625
First Savings Financial Group, Inc. (Banks)			2,205	147,955
FirstCash, Inc. (Consumer Finance)			8,732	704,061
Focus Financial Partners, Inc. Class A (Capital Markets)	(a	)	9,231	272,038
Green Dot Corp. Class A (Consumer Finance)	(a	)	25,864	602,631
Hamilton Lane, Inc. Class A (Capital Markets)			4,546	270,942
Kinsale Capital Group, Inc. (Insurance)			5,862	595,931
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a	)	184	55,833

84	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
Main Street Capital Corp. (Capital Markets)			110	$4,742
Moelis & Co. Class A (Capital Markets)			18,170	579,986
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a	)	4,242	140,750
OceanFirst Financial Corp. (Thrifts & Mortgage Finance)			1,686	43,060
Pacific Mercantile Bancorp (Banks)	(a	)	18,854	153,094
Republic First Bancorp, Inc. (Banks)	(a	)	9,423	39,388
Riverview Bancorp, Inc. (Thrifts & Mortgage Finance)			1,100	9,031
Sandy Spring Bancorp, Inc. (Banks)			6,473	245,197
TriState Capital Holdings, Inc. (Banks)	(a	)	86,446	2,257,970
Virtus Investment Partners, Inc. (Capital Markets)			1,299	158,114
West Bancorporation, Inc. (Banks)			2,913	74,660
Wintrust Financial Corp. (Banks)			6,180	438,162

				9,561,534

HEALTH CARE – 30.5%
10X Genomics, Inc. Class A (Life Sciences Tools & Svs.)	(a	)	1,266	96,533
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a	)	28,463	1,217,647
Acceleron Pharma, Inc. (Biotechnology)	(a	)	9,015	477,975
Accuray, Inc. (Health Care Equip. & Supplies)	(a	)	4,004	11,291
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	4,071	98,396
Agenus, Inc. (Biotechnology)	(a	)	128,389	522,543
Aimmune Therapeutics, Inc. (Biotechnology)	(a	)	5,844	195,599
Akcea Therapeutics, Inc. (Biotechnology)	(a	)	2,274	38,522
Alector, Inc. (Biotechnology)	(a	)	7,528	129,707
Allakos, Inc. (Biotechnology)	(a	)	1,247	118,914
Amarin Corp. PLC – ADR (Biotechnology)	(a	)	17,101	366,645
Amedisys, Inc. (Health Care Providers & Svs.)	(a	)	439	73,278
Amicus Therapeutics, Inc. (Biotechnology)	(a	)	35,768	348,380
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a	)	39,440	2,457,506
Amneal Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	61,351	295,712
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	16,443	317,185
AnaptysBio, Inc. (Biotechnology)	(a	)	867	14,089
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a	)	13,519	413,952
Arcus Biosciences, Inc. (Biotechnology)	(a	)	8,261	83,436
Arena Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,752	124,996
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a	)	19,362	1,228,132
Arvinas, Inc. (Pharmaceuticals)	(a	)	2,154	88,508
Atara Biotherapeutics, Inc. (Biotechnology)	(a	)	5,726	94,307
Athersys, Inc. (Biotechnology)	(a	)	60,257	74,116
AtriCure, Inc. (Health Care Equip. & Supplies)	(a	)	21,088	685,571
Audentes Therapeutics, Inc. (Biotechnology)	(a	)	8,640	517,018
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a	)	18,702	118,197
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a	)	2,869	156,188
Blueprint Medicines Corp. (Biotechnology)	(a	)	6,124	490,594
Cara Therapeutics, Inc. (Pharmaceuticals)	(a	)	8,301	133,729
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a	)	6,388	310,393
Castle Biosciences, Inc. (Biotechnology)	(a	)	4,170	143,323
Castlight Health, Inc. Class B (Health Care Technology)	(a	)	39,467	52,491
ChemoCentryx, Inc. (Biotechnology)	(a	)	21,441	847,992
Coherus Biosciences, Inc. (Biotechnology)	(a	)	27,502	495,174
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a	)	5,584	114,919
CONMED Corp. (Health Care Equip. & Supplies)			1,278	142,919
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a	)	30,175	365,117

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
CorVel Corp. (Health Care Providers & Svs.)	(a	)	3,837	$335,200
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,601	65,259
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,032	499,912
Denali Therapeutics, Inc. (Biotechnology)	(a	)	8,753	152,477
Dermira, Inc. (Pharmaceuticals)	(a	)	15,192	230,311
Dynavax Technologies Corp. (Biotechnology)	(a	)	56,145	321,149
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,141	489,111
Editas Medicine, Inc. (Biotechnology)	(a	)	8,930	264,417
Emergent BioSolutions, Inc. (Biotechnology)	(a	)	3,695	199,345
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,208	507,090
Endo International PLC (Pharmaceuticals)	(a	)	35,295	165,534
Ensign Group, Inc. / The (Health Care Providers & Svs.)			6,434	291,911
Epizyme, Inc. (Biotechnology)	(a	)	5,308	130,577
Esperion Therapeutics, Inc. (Biotechnology)	(a	)	4,046	241,263
Evolent Health, Inc. Class A (Health Care Technology)	(a	)	26,979	244,160
Exact Sciences Corp. (Biotechnology)	(a	)	2,323	214,831
Fate Therapeutics, Inc. (Biotechnology)	(a	)	29,022	567,961
FibroGen, Inc. (Biotechnology)	(a	)	19,250	825,632
Flexion Therapeutics, Inc. (Biotechnology)	(a	)	10,954	226,748
GenMark Diagnostics, Inc. (Health Care Equip. & Supplies)	(a	)	47,045	226,286
Glaukos Corp. (Health Care Equip. & Supplies)	(a	)	1,659	90,366
Global Blood Therapeutics, Inc. (Biotechnology)	(a	)	14,349	1,140,602
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a	)	20,318	1,196,324
Gossamer Bio, Inc. (Biotechnology)	(a	)	4,355	68,069
Halozyme Therapeutics, Inc. (Biotechnology)	(a	)	13,603	241,181
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	29,092	2,154,844
Horizon Therapeutics PLC (Pharmaceuticals)	(a	)	9,478	343,104
Immunomedics, Inc. (Biotechnology)	(a	)	36,309	768,298
Innoviva, Inc. (Pharmaceuticals)	(a	)	12,873	182,282
Inogen, Inc. (Health Care Equip. & Supplies)	(a	)	15,488	1,058,295
Inovalon Holdings, Inc. Class A (Health Care Technology)	(a	)	25,733	484,295
Insmed, Inc. (Biotechnology)	(a	)	30,820	735,982
Inspire Medical Systems, Inc. (Health Care Technology)	(a	)	8,320	617,427
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a	)	5,063	407,217
Intellia Therapeutics, Inc. (Biotechnology)	(a	)	8,824	129,448
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,364	1,036,467
Intersect ENT, Inc. (Pharmaceuticals)	(a	)	19,785	492,646
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a	)	22,356	767,034
Invitae Corp. (Biotechnology)	(a	)	29,981	483,594
Iovance Biotherapeutics, Inc. (Biotechnology)	(a	)	8,909	246,601
iRadimed Corp. (Health Care Equip. & Supplies)	(a	)	4,808	112,411
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a	)	11,454	779,903
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a	)	62,443	831,116
Joint Corp. / The (Health Care Providers & Svs.)	(a	)	5,943	95,920
KalVista Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,078	54,819
Kodiak Sciences, Inc. (Biotechnology)	(a	)	3,585	257,941
LeMaitre Vascular, Inc. (Health Care Equip. & Supplies)			5,048	181,476
LHC Group, Inc. (Health Care Providers & Svs.)	(a	)	5,017	691,142
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,674	383,161
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	2,055	155,009

85	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
MacroGenics, Inc. (Biotechnology)	(a	)	8,789	$95,624
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a	)	213	19,406
Medicines Co. / The (Biotechnology)	(a	)	4,810	408,561
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	10,238	860,606
MeiraGTx Holdings PLC (Biotechnology)	(a	)	1,192	23,864
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	10,544	329,184
Mirati Therapeutics, Inc. (Biotechnology)	(a	)	5,261	677,932
NanoString Technologies, Inc. (Life Sciences Tools & Svs.)	(a	)	7,675	213,518
Natera, Inc. (Biotechnology)	(a	)	20,770	699,741
Neogen Corp. (Health Care Equip. & Supplies)	(a	)	6,358	414,923
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a	)	17,764	519,597
Nevro Corp. (Health Care Equip. & Supplies)	(a	)	2,320	272,693
NextGen Healthcare, Inc. (Health Care Technology)	(a	)	8,538	137,206
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a	)	24,645	455,686
Novocure Ltd. (Health Care Equip. & Supplies)	(a	)	22,208	1,871,468
Omeros Corp. (Pharmaceuticals)	(a	)	9,141	128,797
Omnicell, Inc. (Health Care Technology)	(a	)	23,327	1,906,282
Pacira BioSciences, Inc. (Pharmaceuticals)	(a	)	17,685	801,130
Patterson Cos., Inc. (Health Care Providers & Svs.)			55,511	1,136,865
Pennant Group, Inc. / The (Health Care Providers & Svs.)	(a	)	3,217	106,386
PetIQ, Inc. (Health Care Providers & Svs.)	(a	)	8,300	207,915
Phibro Animal Health Corp. Class A (Pharmaceuticals)			4,888	121,369
Phreesia, Inc. (Health Care Technology)	(a	)	27,947	744,508
Portola Pharmaceuticals, Inc. (Biotechnology)	(a	)	26,827	640,629
Precision BioSciences, Inc. (Biotechnology)	(a	)	8,717	121,079
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	1,373	55,607
Principia Biopharma, Inc. (Biotechnology)	(a	)	6,695	366,752
PTC Therapeutics, Inc. (Biotechnology)	(a	)	8,159	391,877
Puma Biotechnology, Inc. (Biotechnology)	(a	)	19,032	166,530
Quotient Ltd. (Health Care Equip. & Supplies)	(a	)	74,941	712,689
Ra Pharmaceuticals, Inc. (Biotechnology)	(a	)	6,697	314,290
Radius Health, Inc. (Biotechnology)	(a	)	13,550	273,168
Reata Pharmaceuticals, Inc. Class A (Pharmaceuticals)	(a	)	2,137	436,867
Recro Pharma, Inc. (Pharmaceuticals)	(a	)	3,321	60,874
REGENXBIO, Inc. (Biotechnology)	(a	)	1,826	74,811
Repligen Corp. (Life Sciences Tools & Svs.)	(a	)	6,515	602,637
Retrophin, Inc. (Biotechnology)	(a	)	36,005	511,271
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a	)	60,790	130,091
Sage Therapeutics, Inc. (Biotechnology)	(a	)	361	26,061
Sangamo Therapeutics, Inc. (Biotechnology)	(a	)	5,737	48,019
Select Medical Holdings Corp. (Health Care Providers & Svs.)	(a	)	14,947	348,863
Seres Therapeutics, Inc. (Biotechnology)	(a	)	22,788	78,619
SI-BONE, Inc. (Health Care Equip. & Supplies)	(a	)	8,320	178,880
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a	)	9,097	367,337
SmileDirectClub, Inc. (Health Care Equip. & Supplies)	(a	)	22,871	199,893
Spectrum Pharmaceuticals, Inc. (Biotechnology)	(a	)	13,585	49,449
Stemline Therapeutics, Inc. (Biotechnology)	(a	)	6,478	68,861
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	23,504	557,515
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	8,401	499,649
Tabula Rasa HealthCare, Inc. (Health Care Technology)	(a	)	3,179	154,754

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,864	$260,859
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a	)	10,523	627,276
Teladoc Health, Inc. (Health Care Technology)	(a	)	15,453	1,293,725
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a	)	11,235	427,267
TherapeuticsMD, Inc. (Pharmaceuticals)	(a	)	28,331	68,561
Theravance Biopharma, Inc. (Pharmaceuticals)	(a	)	6,507	168,466
TransMedics Group, Inc. (Health Care Equip. & Supplies)	(a	)	6,958	132,272
Tricida, Inc. (Pharmaceuticals)	(a	)	2,917	110,088
Turning Point Therapeutics, Inc. (Biotechnology)	(a	)	4,223	263,051
Twist Bioscience Corp. (Biotechnology)	(a	)	4,664	97,944
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)			9,002	1,029,379
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a	)	18,172	776,126
UNITY Biotechnology, Inc. (Biotechnology)	(a	)	7,381	53,217
Vanda Pharmaceuticals, Inc. (Biotechnology)	(a	)	15,755	258,540
Veracyte, Inc. (Biotechnology)	(a	)	19,226	536,790
Vocera Communications, Inc. (Health Care Technology)	(a	)	20,173	418,791
Xencor, Inc. (Biotechnology)	(a	)	14,313	492,224

				62,452,051

INDUSTRIALS – 18.0%
Advanced Drainage Systems, Inc. (Building Products)			33,488	1,300,674
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a	)	11,696	534,039
Albany International Corp. Class A (Machinery)			7,216	547,839
Apogee Enterprises, Inc. (Building Products)			6,338	205,985
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)			16,923	1,128,595
ASGN, Inc. (Professional Svs.)	(a	)	18,427	1,307,764
Atkore International Group, Inc. (Electrical Equip.)	(a	)	17,910	724,639
Blue Bird Corp. (Machinery)	(a	)	25,254	578,822
BMC Stock Holdings, Inc. (Trading Companies & Distributors)	(a	)	9,917	284,519
Builders FirstSource, Inc. (Building Products)	(a	)	39,599	1,006,211
Comfort Systems U.S.A., Inc. (Construction & Engineering)			30,429	1,516,886
Continental Building Products, Inc. (Building Products)	(a	)	3,186	116,066
Covenant Transportation Group, Inc. Class A (Road & Rail)	(a	)	6,504	84,064
Dycom Industries, Inc. (Construction & Engineering)	(a	)	14,433	680,516
EMCOR Group, Inc. (Construction & Engineering)			8,570	739,591
ESCO Technologies, Inc. (Machinery)			15,992	1,479,260
Evoqua Water Technologies Corp. (Machinery).	(a	)	61,504	1,165,501
Federal Signal Corp. (Machinery)			9,136	294,636
Forrester Research, Inc. (Professional Svs.)			6,769	282,267
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a	)	41,737	807,611
Franklin Covey Co. (Professional Svs.)	(a	)	297	9,572
Generac Holdings, Inc. (Electrical Equip.)	(a	)	8,770	882,174
GMS, Inc. (Trading Companies & Distributors) .	(a	)	4,350	117,798
H&E Equipment Services, Inc. (Trading Companies & Distributors)			8,101	270,816
Harsco Corp. (Machinery)	(a	)	6,107	140,522
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)			21,742	528,765

86	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Herc Holdings, Inc. (Trading Companies & Distributors)	(a	)	1,775	$86,869
Hillenbrand, Inc. (Machinery)			29,317	976,549
Hub Group, Inc. Class A (Air Freight & Logistics)	(a	)	1,237	63,446
Insperity, Inc. (Professional Svs.)			22,561	1,941,148
John Bean Technologies Corp. (Machinery)			7,998	901,055
Kforce, Inc. (Professional Svs.)			20,786	825,204
Landstar System, Inc. (Road & Rail)			4,643	528,698
Marten Transport Ltd. (Road & Rail)			45,145	970,166
MasTec, Inc. (Construction & Engineering)	(a	)	15,807	1,014,177
McGrath RentCorp (Commercial Svs. & Supplies)			14,679	1,123,531
Mercury Systems, Inc. (Aerospace & Defense)	(a	)	8,842	611,071
Meritor, Inc. (Machinery)	(a	)	3,839	100,543
Miller Industries, Inc. (Machinery)			4,975	184,722
Mobile Mini, Inc. (Commercial Svs. & Supplies)			19,952	756,380
MYR Group, Inc. (Construction & Engineering)	(a	)	3,819	124,461
Navistar International Corp. (Machinery)	(a	)	8,260	239,044
Parsons Corp. (Aerospace & Defense)	(a	)	5,376	221,921
Radiant Logistics, Inc. (Air Freight & Logistics)	(a	)	10,231	56,987
RBC Bearings, Inc. (Machinery)	(a	)	911	144,248
Rexnord Corp. (Machinery)	(a	)	9,238	301,344
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)			10,356	481,554
Saia, Inc. (Road & Rail)	(a	)	2,211	205,888
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a	)	3,325	301,411
SkyWest, Inc. (Airlines)			4,659	301,111
Spirit Airlines, Inc. (Airlines)	(a	)	4,147	167,166
Steelcase, Inc. Class A (Commercial Svs. & Supplies)			41,726	853,714
Sunrun, Inc. (Electrical Equip.)	(a	)	16,451	227,188
Tetra Tech, Inc. (Commercial Svs. & Supplies)			17,521	1,509,609
Trex Co., Inc. (Building Products)	(a	)	12,012	1,079,639
TriNet Group, Inc. (Professional Svs.)	(a	)	20,132	1,139,673
Triumph Group, Inc. (Aerospace & Defense)			2,920	73,788
Universal Forest Products, Inc. (Building Products)			7,051	336,333
Universal Logistics Holdings, Inc. (Road & Rail)			1,593	30,203
Viad Corp. (Commercial Svs. & Supplies)			16,563	1,118,003
Wabash National Corp. (Machinery)			6,850	100,627
Watts Water Technologies, Inc. Class A (Machinery)			4,624	461,290
Woodward, Inc. (Machinery)			4,661	552,049

				36,845,942

INFORMATION TECHNOLOGY – 17.6%
2U, Inc. (Software)	(a	)	6,390	153,296
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a	)	25,762	1,834,254
Alarm.com Holdings, Inc. (Software)	(a	)	14,364	617,221
Ambarella, Inc. (Semiconductors & Equip.)	(a	)	28,145	1,704,461
Appfolio, Inc. Class A (Software)	(a	)	4,193	461,020
Avalara, Inc. (Software)	(a	)	571	41,826
Benefitfocus, Inc. (Software)	(a	)	92,674	2,033,268
Bill.Com Holdings, Inc. (Software)	(a	)	1,263	48,057
Blackline, Inc. (Software)	(a	)	4,928	254,088
Bottomline Technologies DE, Inc. (Software)	(a	)	23,035	1,234,676
Box, Inc. Class A (Software)	(a	)	27,812	466,685
Brooks Automation, Inc. (Semiconductors & Equip.)			5,115	214,625
Calix, Inc. (Communications Equip.)	(a	)	6,233	49,864
Ciena Corp. (Communications Equip.)	(a	)	11,330	483,678
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	20,342	1,676,384
Cloudflare, Inc. Class A (Software)	(a	)	3,044	51,931
CommVault Systems, Inc. (Software)	(a	)	29,119	1,299,872
Cornerstone OnDemand, Inc. (Software)	(a	)	26,488	1,550,872

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
CSG Systems International, Inc. (IT Svs.)			33,527	$1,736,028
Endurance International Group Holdings, Inc. (IT Svs.)	(a	)	25,718	120,875
Envestnet, Inc. (Software)	(a	)	2,090	145,527
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,157	434,684
Five9, Inc. (Software)	(a	)	10,186	667,998
FormFactor, Inc. (Semiconductors & Equip.)	(a	)	11,096	288,163
Hackett Group, Inc. / The (IT Svs.)			8,456	136,480
Inphi Corp. (Semiconductors & Equip.)	(a	)	6,897	510,516
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	4,935	346,881
International Money Express, Inc. (IT Svs.)	(a	)	18,136	218,358
j2 Global, Inc. (Software)			7,361	689,799
ManTech International Corp. Class A (IT Svs.)			7,747	618,830
MAXIMUS, Inc. (IT Svs.)			2,737	203,605
Model N, Inc. (Software)	(a	)	22,938	804,436
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	18,916	1,905,598
Paylocity Holding Corp. (Software)	(a	)	8,561	1,034,340
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)			10,698	531,263
Perficient, Inc. (IT Svs.)	(a	)	1,773	81,682
Power Integrations, Inc. (Semiconductors & Equip.)			10,218	1,010,662
Progress Software Corp. (Software)			7,862	326,666
PROS Holdings, Inc. (Software)	(a	)	7,486	448,561
Q2 Holdings, Inc. (Software)	(a	)	9,277	752,179
Qualys, Inc. (Software)	(a	)	3,308	275,788
Radware Ltd. (Communications Equip.)	(a	)	5,120	131,994
Rapid7, Inc. (Software)	(a	)	29,154	1,633,207
RingCentral, Inc. Class A (Software)	(a	)	6,150	1,037,321
Science Applications International Corp. (IT Svs.)			4,260	370,705
Semtech Corp. (Semiconductors & Equip.)	(a	)	1,320	69,828
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	2,914	337,966
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)			1,921	97,414
SPS Commerce, Inc. (Software)	(a	)	36,253	2,009,141
SVMK, Inc. (Software)	(a	)	16,236	290,137
TESSCO Technologies, Inc. (Communications Equip.)			4,987	55,954
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a	)	33,370	802,882
Virtusa Corp. (IT Svs.)	(a	)	6,463	292,968
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	11,349	750,736
Yext, Inc. (Software)	(a	)	56,073	808,573

				36,153,823

MATERIALS – 3.1%
Boise Cascade Co. (Paper & Forest Products)			25,760	941,013
Compass Minerals International, Inc. (Metals & Mining)			2,101	128,077
Ingevity Corp. (Chemicals)	(a	)	7,809	682,350
Innospec, Inc. (Chemicals)			6,531	675,567
Materion Corp. (Metals & Mining)			12,749	757,928
PolyOne Corp. (Chemicals)			52,405	1,927,980
Silgan Holdings, Inc. (Containers & Packaging)			12,779	397,171
Summit Materials, Inc. Class A (Construction Materials)	(a	)	14,621	349,442
Venator Materials PLC (Chemicals)	(a	)	146,203	559,958

				6,419,486

REAL ESTATE – 5.3%
EastGroup Properties, Inc. (Equity REIT)			11,760	1,560,199
First Industrial Realty Trust, Inc. (Equity REIT)			38,591	1,601,912
Four Corners Property Trust, Inc. (Equity REIT)			13,173	371,347
Hersha Hospitality Trust (Equity REIT)			7,640	111,162
National Storage Affiliates Trust (Equity REIT)			4,676	157,207
NexPoint Residential Trust, Inc. (Equity REIT)			34,007	1,530,315

87	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)	Shares	Value
REAL ESTATE (continued)
Plymouth Industrial REIT, Inc. (Equity REIT)	12,071	$221,986
QTS Realty Trust, Inc. Class A (Equity REIT)	32,543	1,766,109
RLJ Lodging Trust (Equity REIT)	20,841	369,303
RMR Group, Inc. / The Class A (Real Estate Mgmt. & Development)	8,260	376,986
Ryman Hospitality Properties, Inc. (Equity REIT)	22,723	1,969,175
Summit Hotel Properties, Inc. (Equity REIT)	67,375	831,407

		10,867,108

UTILITIES – 0.6%
American States Water Co. (Water Utilities)	7,547	653,872
New Jersey Resources Corp. (Gas Utilities)	10,813	481,936
PNM Resources, Inc. (Electric Utilities)	1,079	54,716

		1,190,524

Total Common Stocks (Cost $181,645,362)		$203,154,709

Rights – 0.0%			Quantity	Value
HEALTH CARE – 0.0%
Alder BioPharmaceuticals, Inc. CVR (Pharmaceuticals)			14,631	$12,876

Total Rights (Cost $12,875)				$12,876

Money Market Funds – 1.5%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	3,073,096	$3,073,403

Total Money Market Funds (Cost $3,073,403)				$3,073,403

Total Investments – 100.7% (Cost $184,731,640)	(c	)		$206,240,988
Liabilities in Excess of Other Assets – (0.7)%	(d	)		(1,392,867)

Net Assets – 100.0%				$204,848,121

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $117,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

					Unrealized	Variation Margin
	Number of		Notional		Appreciation	Receivable
Description	contracts	Expiration Date	Amount	Value	(Depreciation)	(Payable)
CME E-mini Russell 2000 Index - Long	39	March 20, 2020	$3,229,798	$3,257,670	$27,872	$3,127

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S&P MidCap 400® Index.

Performance as of December 31, 2019

Average Annual returns
One year	25.58%
Five years	6.35%
Ten years	10.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.51% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 25.58% versus 26.20% for the benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. (1)

All but one of eleven sectors in the benchmark produced positive returns in 2019. Information Technology led the way, returning 42.7% for the period. Industrials & Financials returned 33.1% and 25.6%, respectively. Energy was the only sector in the benchmark without a positive return, falling 13.0%. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Because the Portfolio weights its holdings to be similar to those utilized by the benchmark index, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P MidCap 400® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. Over the course of 2019, the Portfolio’s management team experienced an unusually high amount of personnel changes for varied reasons including retirement, relocation due to family reasons, and pursuit of other opportunities. Departures have been replaced, in all cases, with portfolio managers who exceed the previous team member’s industry experience, and the changes have resulted in no increase or decrease in total team members dedicated to the Portfolio. Geode Capital Management LLC’s (“Geode”) investment management philosophy utilizes a team-based approach that follows a disciplined and repeatable investment process, seeking to limit dependency on any single investment professional, and, in the case of a team member’s departure, is less disruptive to the execution of the investment process.

Additionally, in December, Geode added a new position to the team with the hire of Diane Hsiung as CIO – Index and ETF Strategies. In this newly created role, Ms. Hsiung, is responsible for the overall development and implementation of the firm’s Index strategies, and providing oversight and management of team members, while driving strategic initiatives to scale operational processes and manage portfolio risks. Geode believes the management team is well-positioned going forward.

There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

89	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	99.3
U.S. Treasury Obligations	0.0
Money Market Funds and Other Net Assets	0.7

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Teledyne Technologies, Inc.	0.7
2.	Domino’s Pizza, Inc.	0.6
3.	Tyler Technologies, Inc.	0.6
4.	Alleghany Corp.	0.6
5.	Teradyne, Inc.	0.6
6.	West Pharmaceutical Services, Inc.	0.6
7.	Medical Properties Trust, Inc.	0.6
8.	Fair Isaac Corp.	0.6
9.	Trimble, Inc.	0.6
10.	Camden Property Trust	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	16.5
Industrials	15.5
Information Technology	15.5
Consumer Discretionary	13.5
Real Estate	11.2
Health Care	9.7
Materials	6.0
Utilities	4.5
Consumer Staples	2.9
Energy	2.1
Communication Services	1.9

99.3

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 99.3%		Shares	Value
COMMUNICATION SERVICES – 1.9%
AMC Networks, Inc. Class A (Media)	(a)	10,825	$427,587
Cable One, Inc. (Media)		1,232	1,833,795
Cinemark Holdings, Inc. (Entertainment)		26,125	884,331
John Wiley & Sons, Inc. Class A (Media)		10,715	519,892
Meredith Corp. (Media)		9,850	319,830
New York Times Co. / The Class A (Media)		35,229	1,133,317
TEGNA, Inc. (Media)		53,155	887,157
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		23,966	609,455
TripAdvisor, Inc. (Interactive Media & Svs.)		25,750	782,285
World Wrestling Entertainment, Inc. Class A (Entertainment)		11,630	754,438
Yelp, Inc. (Interactive Media & Svs.)	(a)	15,640	544,741

			8,696,828

CONSUMER DISCRETIONARY – 13.5%
Aaron’s, Inc. (Specialty Retail)		16,436	938,660
Adient PLC (Auto Components)	(a)	21,332	453,305
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	13,232	462,723
American Eagle Outfitters, Inc. (Specialty Retail)		38,922	572,153
AutoNation, Inc. (Specialty Retail)	(a)	14,430	701,731
Bed Bath & Beyond, Inc. (Specialty Retail)		31,092	537,892
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		19,614	587,243
Brinker International, Inc. (Hotels, Restaurants & Leisure)		9,125	383,250
Brunswick Corp. (Leisure Products)		19,991	1,199,060
Caesars Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	136,781	1,860,222
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		10,819	1,182,950
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		10,067	391,204
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		7,785	805,203
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		8,692	1,192,542
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		7,116	712,952
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		5,896	906,451
Dana, Inc. (Auto Components)		35,272	641,950
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	6,856	1,157,704
Delphi Technologies PLC (Auto Components)	(a)	21,161	271,496
Dick’s Sporting Goods, Inc. (Specialty Retail)		15,586	771,351
Dillard’s, Inc. Class A (Multiline Retail)		2,416	177,528
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		10,023	2,944,557
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		20,302	1,533,613
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	16,009	954,777
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	29,038	1,286,383
Five Below, Inc. (Specialty Retail)	(a)	13,643	1,744,394
Foot Locker, Inc. (Specialty Retail)		26,231	1,022,747
Gentex Corp. (Auto Components)		61,957	1,795,514
Goodyear Tire & Rubber Co. / The (Auto Components)		56,995	886,557
Graham Holdings Co. Class B (Diversified Consumer Svs.)		1,066	681,163
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	11,818	1,132,046
Grubhub, Inc. (Internet & Direct Marketing Retail)	(a)	22,411	1,090,071
Helen of Troy Ltd. (Household Durables)	(a)	6,167	1,108,765

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		5,796	$452,262
KB Home (Household Durables)		20,996	719,533
Lear Corp. (Auto Components)		13,486	1,850,279
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		9,170	1,180,729
Mattel, Inc. (Leisure Products)	(a)	84,968	1,151,316
Murphy U.S.A., Inc. (Specialty Retail)	(a)	7,086	829,062
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	13,402	875,285
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		5,402	341,136
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	26,701	682,478
Polaris, Inc. (Leisure Products)		14,092	1,433,156
Pool Corp. (Distributors)		9,812	2,083,873
RH (Specialty Retail)	(a)	4,150	886,025
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	28,508	520,271
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	13,257	355,022
Service Corp. International (Diversified Consumer Svs.)		44,794	2,061,868
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		19,264	868,999
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	32,818	1,417,409
Tempur Sealy International, Inc. (Household Durables)	(a)	11,135	969,413
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		16,003	901,289
Thor Industries, Inc. (Automobiles)		13,528	1,004,995
Toll Brothers, Inc. (Household Durables)		31,662	1,250,966
TRI Pointe Group, Inc. (Household Durables)	(a)	34,124	531,652
Urban Outfitters, Inc. (Specialty Retail)	(a)	17,287	480,060
Visteon Corp. (Auto Components)	(a)	6,853	593,401
W.W. International, Inc. (Diversified Consumer Svs.)	(a)	11,384	434,983
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		45,102	1,001,715
Williams-Sonoma, Inc. (Specialty Retail)		19,020	1,396,829
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		22,228	1,148,965
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		23,322	1,464,855

			60,975,983

CONSUMER STAPLES – 2.9%
BJ’s Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	29,939	680,813
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	2,259	853,563
Casey’s General Stores, Inc. (Food & Staples Retailing)		9,014	1,433,136
Edgewell Personal Care Co. (Personal Products)	(a)	13,284	411,273
Energizer Holdings, Inc. (Household Products) .		15,766	791,769
Flowers Foods, Inc. (Food Products)		47,169	1,025,454
Hain Celestial Group, Inc. / The (Food Products)	(a)	19,688	511,002
Ingredion, Inc. (Food Products)		16,361	1,520,755
Lancaster Colony Corp. (Food Products)		4,849	776,325
Nu Skin Enterprises, Inc. Class A (Personal Products)		13,613	557,861
Pilgrim’s Pride Corp. (Food Products)	(a)	12,844	420,191
Post Holdings, Inc. (Food Products)	(a)	16,288	1,777,021
Sanderson Farms, Inc. (Food Products)		4,832	851,495
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	28,950	560,182

91	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Tootsie Roll Industries, Inc. (Food Products)		4,129	$140,964
TreeHouse Foods, Inc. (Food Products)	(a)	13,775	668,087

			12,979,891

ENERGY – 2.1%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		72,746	552,142
Apergy Corp. (Energy Equip. & Svs.)	(a)	18,982	641,212
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	287,327	237,217
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	45,607	403,622
Core Laboratories N.V. (Energy Equip. & Svs.)		10,874	409,624
EQT Corp. (Oil, Gas & Consumable Fuels)		62,647	682,852
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		49,944	667,252
Matador Resources Co. (Oil, Gas & Consumable Fuels)	(a)	26,923	483,806
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		36,606	981,041
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		47,673	500,566
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		24,964	783,121
Transocean Ltd. (Energy Equip. & Svs.)	(a)	140,942	969,681
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		16,026	695,849
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	102,128	1,403,239

			9,411,224

FINANCIALS – 16.5%
Affiliated Managers Group, Inc. (Capital Markets)		12,074	1,023,151
Alleghany Corp. (Insurance)	(a)	3,527	2,820,083
American Financial Group, Inc. (Insurance)		18,342	2,011,200
Associated Banc-Corp. (Banks)		39,045	860,552
BancorpSouth Bank (Banks)		23,511	738,481
Bank of Hawaii Corp. (Banks)		9,884	940,561
Bank OZK (Banks)		29,623	903,650
Brighthouse Financial, Inc. (Insurance)	(a)	26,776	1,050,422
Brown & Brown, Inc. (Insurance)		57,308	2,262,520
Cathay General Bancorp (Banks)		18,554	705,980
CNO Financial Group, Inc. (Insurance)		37,036	671,463
Commerce Bancshares, Inc. (Banks)		25,413	1,726,559
Cullen / Frost Bankers, Inc. (Banks)		13,951	1,364,129
East West Bancorp, Inc. (Banks)		35,686	1,737,908
Eaton Vance Corp. (Capital Markets)		27,726	1,294,527
Evercore, Inc. Class A (Capital Markets)		9,578	716,051
FactSet Research Systems, Inc. (Capital Markets)		9,299	2,494,922
Federated Investors, Inc. Class B (Capital Markets)		23,544	767,299
First American Financial Corp. (Insurance)		27,530	1,605,550
First Financial Bankshares, Inc. (Banks)		33,289	1,168,444
First Horizon National Corp. (Banks)		76,258	1,262,833
FirstCash, Inc. (Consumer Finance)		10,454	842,906
FNB Corp. (Banks)		79,622	1,011,199
Fulton Financial Corp. (Banks)		40,216	700,965
Genworth Financial, Inc. Class A (Insurance)	(a)	123,343	542,709
Green Dot Corp. Class A (Consumer Finance)	(a)	11,581	269,837
Hancock Whitney Corp. (Banks)		21,371	937,759
Hanover Insurance Group, Inc. / The (Insurance)		9,653	1,319,276
Home BancShares, Inc. (Banks)		38,048	748,024
Interactive Brokers Group, Inc. Class A (Capital Markets)		18,808	876,829
International Bancshares Corp. (Banks)		14,058	605,478
Janus Henderson Group PLC (Capital Markets).		38,135	932,401

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Jefferies Financial Group, Inc. (Diversified Financial Svs.)		61,730	$1,319,170
Kemper Corp. (Insurance)		15,353	1,189,858
Legg Mason, Inc. (Capital Markets)		19,996	718,056
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	1,880	570,467
Mercury General Corp. (Insurance)		6,659	324,493
Navient Corp. (Consumer Finance)		47,673	652,167
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		114,533	1,376,687
Old Republic International Corp. (Insurance)		69,930	1,564,334
PacWest Bancorp (Banks)		29,364	1,123,760
Pinnacle Financial Partners, Inc. (Banks)		17,647	1,129,408
Primerica, Inc. (Insurance)		10,136	1,323,356
Prosperity Bancshares, Inc. (Banks)		23,134	1,663,103
Reinsurance Group of America, Inc. (Insurance)		15,344	2,501,993
RenaissanceRe Holdings Ltd. (Insurance)		10,823	2,121,524
RLI Corp. (Insurance)		9,779	880,306
SEI Investments Co. (Capital Markets)		30,950	2,026,606
Selective Insurance Group, Inc. (Insurance)		14,557	948,971
Signature Bank (Banks)		13,231	1,807,487
SLM Corp. (Consumer Finance)		103,464	921,864
Sterling Bancorp (Banks)		49,511	1,043,692
Stifel Financial Corp. (Capital Markets)		16,756	1,016,251
Synovus Financial Corp. (Banks)		35,911	1,407,711
TCF Financial Corp. (Banks)		37,593	1,759,352
Texas Capital Bancshares, Inc. (Banks)	(a)	12,331	700,031
Trustmark Corp. (Banks)		15,755	543,705
UMB Financial Corp. (Banks)		10,585	726,554
Umpqua Holdings Corp. (Banks)		53,963	955,145
United Bankshares, Inc. (Banks)		24,880	961,861
Valley National Bancorp (Banks)		95,983	1,099,005
Washington Federal, Inc. (Thrifts & Mortgage Finance)		19,200	703,680
Webster Financial Corp. (Banks)		22,553	1,203,428
Wintrust Financial Corp. (Banks)		13,985	991,537

			74,189,230

HEALTH CARE – 9.7%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	21,705	721,040
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	39,792	390,559
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	7,905	1,319,503
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	24,533	1,556,128
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a)	11,745	395,807
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	5,295	1,959,309
Bio-Techne Corp. (Life Sciences Tools & Svs.)		9,340	2,050,223
Cantel Medical Corp. (Health Care Equip. & Supplies)		9,182	651,004
Catalent, Inc. (Pharmaceuticals)	(a)	35,856	2,018,693
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	11,969	1,828,384
Chemed Corp. (Health Care Providers & Svs.)		3,923	1,723,217
Encompass Health Corp. (Health Care Providers & Svs.)		24,163	1,673,771
Exelixis, Inc. (Biotechnology)	(a)	74,462	1,312,020
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	18,864	1,110,712
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	12,421	1,427,173
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	17,370	1,286,596
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		16,361	1,857,464

92	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,712	$881,709
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	17,466	1,017,919
Ligand Pharmaceuticals, Inc. (Biotechnology) .	(a)	4,304	448,864
LivaNova PLC (Health Care Equip. & Supplies)	(a)	11,861	894,675
Masimo Corp. (Health Care Equip. & Supplies)	(a)	12,023	1,900,355
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	20,657	574,058
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	15,366	2,085,013
Nektar Therapeutics (Pharmaceuticals)	(a)	43,112	930,573
NuVasive, Inc. (Health Care Equip. & Supplies) .	(a)	12,762	987,013
Patterson Cos., Inc. (Health Care Providers & Svs.)		21,111	432,353
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	7,872	1,293,133
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	15,500	1,722,825
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	12,310	498,555
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	11,482	1,062,085
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	15,262	907,708
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	25,461	968,282
United Therapeutics Corp. (Biotechnology)	(a)	10,753	947,124
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		18,133	2,725,934

			43,559,781

INDUSTRIALS – 15.5%
Acuity Brands, Inc. (Electrical Equip.)		9,705	1,339,290
AECOM (Construction & Engineering)	(a)	38,473	1,659,341
AGCO Corp. (Machinery)		15,362	1,186,715
ASGN, Inc. (Professional Svs.)	(a)	12,939	918,281
Avis Budget Group, Inc. (Road & Rail)	(a)	13,930	449,103
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	14,543	1,065,711
Brink’s Co. / The (Commercial Svs. & Supplies) .		12,259	1,111,646
Carlisle Cos., Inc. (Industrial Conglomerates)		13,889	2,247,796
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	12,583	1,078,992
Colfax Corp. (Machinery)	(a)	20,490	745,426
Crane Co. (Machinery)		12,495	1,079,318
Curtiss-Wright Corp. (Aerospace & Defense)		10,462	1,473,991
Deluxe Corp. (Commercial Svs. & Supplies)		10,318	515,075
Donaldson Co., Inc. (Machinery)		31,018	1,787,257
Dycom Industries, Inc. (Construction & Engineering)	(a)	7,728	364,375
EMCOR Group, Inc. (Construction & Engineering)		13,761	1,187,574
EnerSys (Electrical Equip.)		10,376	776,436
Fluor Corp. (Construction & Engineering)		34,347	648,471
FTI Consulting, Inc. (Professional Svs.)	(a)	9,223	1,020,617
GATX Corp. (Trading Companies & Distributors)		8,601	712,593
Graco, Inc. (Machinery)		40,874	2,125,448
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		18,163	441,724
Herman Miller, Inc. (Commercial Svs. & Supplies)		14,473	602,800
HNI Corp. (Commercial Svs. & Supplies)		10,500	393,330
Hubbell, Inc. (Electrical Equip.)		13,329	1,970,293
Insperity, Inc. (Professional Svs.)		9,214	792,773
ITT, Inc. (Machinery)		21,494	1,588,622
JetBlue Airways Corp. (Airlines)	(a)	70,751	1,324,459
KAR Auction Services, Inc. (Commercial Svs. & Supplies)		31,559	687,671
Kennametal, Inc. (Machinery)		20,305	749,051
Kirby Corp. (Marine)	(a)	14,691	1,315,285

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		30,110	$1,079,142
Landstar System, Inc. (Road & Rail)		9,671	1,101,237
Lennox International, Inc. (Building Products)		8,588	2,095,214
Lincoln Electric Holdings, Inc. (Machinery)		14,986	1,449,596
ManpowerGroup, Inc. (Professional Svs.)		14,450	1,403,095
MasTec, Inc. (Construction & Engineering)	(a)	14,778	948,156
Mercury Systems, Inc. (Aerospace & Defense).	(a)	13,611	940,656
MSA Safety, Inc. (Commercial Svs. & Supplies)		8,734	1,103,628
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		11,039	866,230
Nordson Corp. (Machinery)		12,540	2,042,014
NOW, Inc. (Trading Companies & Distributors)	(a)	26,708	300,198
nVent Electric PLC (Electrical Equip.)		38,136	975,519
Oshkosh Corp. (Machinery)		16,672	1,578,005
Owens Corning (Building Products)		26,662	1,736,229
Regal Beloit Corp. (Electrical Equip.)		10,033	858,925
Resideo Technologies, Inc. (Building Products).	(a)	30,099	359,081
Ryder System, Inc. (Road & Rail)		13,059	709,234
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	22,333	1,425,069
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	8,938	3,097,375
Terex Corp. (Machinery)		16,075	478,714
Tetra Tech, Inc. (Commercial Svs. & Supplies)		13,378	1,152,649
Timken Co. / The (Machinery)		16,598	934,633
Toro Co. / The (Machinery)		26,126	2,081,458
Trex Co., Inc. (Building Products)	(a)	14,297	1,285,014
Trinity Industries, Inc. (Machinery)		24,053	532,774
Valmont Industries, Inc. (Construction & Engineering)		5,284	791,438
Watsco, Inc. (Trading Companies & Distributors)		8,001	1,441,380
Werner Enterprises, Inc. (Road & Rail)		10,863	395,305
Woodward, Inc. (Machinery)		13,820	1,636,841
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	22,620	1,802,814

			69,961,087

INFORMATION TECHNOLOGY – 15.5%
ACI Worldwide, Inc. (Software)	(a)	28,317	1,072,790
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	19,963	1,691,665
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		24,746	1,050,220
Belden, Inc. (Electronic Equip., Instr. & Comp.) .		9,470	520,850
Blackbaud, Inc. (Software)		12,055	959,578
Cabot Microelectronics Corp. (Semiconductors & Equip.)		7,133	1,029,435
CACI International, Inc. Class A (IT Svs.)	(a)	6,137	1,534,189
CDK Global, Inc. (Software)		29,752	1,626,839
Ceridian HCM Holding, Inc. (Software)	(a)	24,700	1,676,636
Ciena Corp. (Communications Equip.)	(a)	37,912	1,618,463
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	14,147	1,165,854
Cognex Corp. (Electronic Equip., Instr. & Comp.)		41,882	2,347,067
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,919	984,626
CommVault Systems, Inc. (Software)	(a)	10,306	460,060
CoreLogic, Inc. (IT Svs.)	(a)	19,498	852,258
Cree, Inc. (Semiconductors & Equip.)	(a)	26,397	1,218,221
Cypress Semiconductor Corp. (Semiconductors & Equip.)		90,513	2,111,668
Fair Isaac Corp. (Software)	(a)	7,098	2,659,479
First Solar, Inc. (Semiconductors & Equip.)	(a)	18,599	1,040,800
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	21,374	719,663
InterDigital, Inc. (Communications Equip.)		7,630	415,759
j2 Global, Inc. (Software)		11,346	1,063,234
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		34,046	1,407,121
KBR, Inc. (IT Svs.)		34,731	1,059,295

93	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		5,967	$1,141,487
LiveRamp Holdings, Inc. (IT Svs.)	(a)	16,590	797,481
LogMeIn, Inc. (Software)		11,963	1,025,708
Lumentum Holdings, Inc. (Communications Equip.)	(a)	18,919	1,500,277
Manhattan Associates, Inc. (Software)	(a)	15,651	1,248,167
MAXIMUS, Inc. (IT Svs.)		15,679	1,166,361
MKS Instruments, Inc. (Semiconductors & Equip.)		13,359	1,469,624
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		9,901	1,762,576
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		28,882	1,222,864
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	31,271	1,099,488
NetScout Systems, Inc. (Communications Equip.)	(a)	16,123	388,081
Perspecta, Inc. (IT Svs.)		33,700	891,028
PTC, Inc. (Software)	(a)	25,474	1,907,748
Sabre Corp. (IT Svs.)		67,120	1,506,173
Science Applications International Corp. (IT Svs.)		12,024	1,046,328
Semtech Corp. (Semiconductors & Equip.)	(a)	16,248	859,519
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	10,630	1,232,867
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	11,913	1,132,807
Synaptics, Inc. (Semiconductors & Equip.)	(a)	8,201	539,380
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		10,014	1,289,803
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,678	1,246,161
Teradata Corp. (Software)	(a)	27,570	738,049
Teradyne, Inc. (Semiconductors & Equip.)		41,070	2,800,563
Trimble, Inc. (Electronic Equip., Instr. & Comp.) .	(a)	61,058	2,545,508
Tyler Technologies, Inc. (Software)	(a)	9,555	2,866,691
Universal Display Corp. (Semiconductors & Equip.)		10,391	2,141,273
ViaSat, Inc. (Communications Equip.)	(a)	14,135	1,034,611
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		32,437	690,584
WEX, Inc. (IT Svs.)	(a)	10,609	2,222,161

			69,799,138

MATERIALS – 6.0%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	30,898	638,353
AptarGroup, Inc. (Containers & Packaging)		15,667	1,811,419
Ashland Global Holdings, Inc. (Chemicals)		14,766	1,130,042
Cabot Corp. (Chemicals)		13,964	663,569
Carpenter Technology Corp. (Metals & Mining).		11,694	582,127
Chemours Co. / The (Chemicals)		40,068	724,830
Commercial Metals Co. (Metals & Mining)		29,076	647,523
Compass Minerals International, Inc. (Metals & Mining)		8,304	506,212
Domtar Corp. (Paper & Forest Products)		14,037	536,775
Eagle Materials, Inc. (Construction Materials) .		10,203	925,004
Greif, Inc. Class A (Containers & Packaging)		6,406	283,145
Ingevity Corp. (Chemicals)	(a)	10,250	895,645
Louisiana-Pacific Corp. (Paper & Forest Products)		28,786	854,081
Minerals Technologies, Inc. (Chemicals)		8,532	491,699
NewMarket Corp. (Chemicals)		1,810	880,601
O-I Glass, Inc. (Containers & Packaging)		38,139	454,998
Olin Corp. (Chemicals)		39,130	674,992
PolyOne Corp. (Chemicals)		18,849	693,455
Reliance Steel & Aluminum Co. (Metals & Mining)		16,336	1,956,399

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Royal Gold, Inc. (Metals & Mining)		16,075	$1,965,169
RPM International, Inc. (Chemicals)		31,781	2,439,510
Scotts Miracle-Gro Co. / The (Chemicals)		9,711	1,031,114
Sensient Technologies Corp. (Chemicals)		10,371	685,419
Silgan Holdings, Inc. (Containers & Packaging).		19,027	591,359
Sonoco Products Co. (Containers & Packaging)		24,533	1,514,177
Steel Dynamics, Inc. (Metals & Mining)		52,799	1,797,278
United States Steel Corp. (Metals & Mining)		41,767	476,561
Valvoline, Inc. (Chemicals)		46,172	988,543
Worthington Industries, Inc. (Metals & Mining).		9,017	380,337

			27,220,336

REAL ESTATE – 11.2%
Alexander & Baldwin, Inc. (Equity REIT)		16,668	349,361
American Campus Communities, Inc. (Equity REIT)		33,673	1,583,641
Brixmor Property Group, Inc. (Equity REIT)		72,993	1,577,379
Camden Property Trust (Equity REIT)		23,730	2,517,753
CoreCivic, Inc. (Equity REIT)		29,186	507,253
CoreSite Realty Corp. (Equity REIT)		9,236	1,035,540
Corporate Office Properties Trust (Equity REIT) .		27,462	806,833
Cousins Properties, Inc. (Equity REIT)		35,966	1,481,799
CyrusOne, Inc. (Equity REIT)		27,742	1,815,159
Douglas Emmett, Inc. (Equity REIT)		40,394	1,773,297
EastGroup Properties, Inc. (Equity REIT)		9,413	1,248,823
EPR Properties (Equity REIT)		19,228	1,358,266
First Industrial Realty Trust, Inc. (Equity REIT)		31,113	1,291,501
GEO Group, Inc. / The (Equity REIT)		29,720	493,649
Healthcare Realty Trust, Inc. (Equity REIT)		32,774	1,093,668
Highwoods Properties, Inc. (Equity REIT)		25,424	1,243,488
JBG SMITH Properties (Equity REIT)		28,923	1,153,738
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		12,630	2,198,757
Kilroy Realty Corp. (Equity REIT)		23,902	2,005,378
Lamar Advertising Co. Class A (Equity REIT)		21,078	1,881,422
Liberty Property Trust (Equity REIT)		38,665	2,321,833
Life Storage, Inc. (Equity REIT)		11,433	1,237,965
Macerich Co. / The (Equity REIT)		27,001	726,867
Mack-Cali Realty Corp. (Equity REIT)		22,192	513,301
Medical Properties Trust, Inc. (Equity REIT)		126,809	2,676,938
National Retail Properties, Inc. (Equity REIT)		42,064	2,255,472
Omega Healthcare Investors, Inc. (Equity REIT)		53,549	2,267,800
Park Hotels & Resorts, Inc. (Equity REIT)		58,663	1,517,612
Pebblebrook Hotel Trust (Equity REIT)		32,012	858,242
PotlatchDeltic Corp. (Equity REIT)		16,472	712,743
PS Business Parks, Inc. (Equity REIT)		4,909	809,347
Rayonier, Inc. (Equity REIT)		31,689	1,038,132
Sabra Health Care REIT, Inc. (Equity REIT)		47,471	1,013,031
Senior Housing Properties Trust (Equity REIT)	(a)	58,300	492,052
Service Properties Trust (Equity REIT)		40,329	981,205
Spirit Realty Capital, Inc. (Equity REIT)		24,442	1,202,057
Tanger Factory Outlet Centers, Inc. (Equity REIT)		22,749	335,093
Taubman Centers, Inc. (Equity REIT)		15,002	466,412
Urban Edge Properties (Equity REIT)		28,221	541,279
Weingarten Realty Investors (Equity REIT)		29,641	925,985

			50,310,071

UTILITIES – 4.5%
ALLETE, Inc. (Electric Utilities)		12,662	1,027,775
Aqua America, Inc. (Water Utilities)		52,897	2,482,985
Black Hills Corp. (Multi-Utilities)		15,061	1,182,891
Hawaiian Electric Industries, Inc. (Electric Utilities)		26,707	1,251,490
IDACORP, Inc. (Electric Utilities)		12,351	1,319,087
MDU Resources Group, Inc. (Multi-Utilities)		49,108	1,458,999
National Fuel Gas Co. (Gas Utilities)		21,155	984,554
New Jersey Resources Corp. (Gas Utilities)		23,404	1,043,116

94	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
NorthWestern Corp. (Multi-Utilities)	12,363	$886,056
OGE Energy Corp. (Electric Utilities)	49,057	2,181,565
ONE Gas, Inc. (Gas Utilities)	12,925	1,209,392
PNM Resources, Inc. (Electric Utilities)	19,521	989,910
Southwest Gas Holdings, Inc. (Gas Utilities)	13,387	1,017,010
Spire, Inc. (Gas Utilities)	12,493	1,040,792
UGI Corp. (Gas Utilities)	51,220	2,313,095

		20,388,717

Total Common Stocks (Cost $416,640,792)		$447,492,286

U.S. Treasury Obligations –0.0%	Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	0.000%	03/19/2020	$100,000	$99,683

Total U.S. Treasury Obligations (Cost $99,609)				$99,683

Money Market Funds – 0.7%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	3,224,279	$3,224,601

Total Money Market Funds (Cost $3,224,601)				$3,224,601

Total Investments – 100.0% (Cost $419,965,002)	(c	)		$450,816,570
Other Assets in Excess of Liabilities – 0.0%	(d	)		122,688

Net Assets – 100.0%				$450,939,258

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $165,600 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	23	March 20, 2020	$4,702,717	$4,749,040	$46,323	$4,196

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Growth Portfolio (formerly the ON Bristol Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000 Growth Index for the previous twelve months.

Performance as of December 31, 2019

Average Annual returns
One year	38.68%
Five years	11.76%
Ten years	12.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.76% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 38.68% versus 36.39% for its benchmark, the Russell 1000 Growth Index.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Bristol Growth Portfolio to ON BlackRock Advantage Large Cap Growth Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio returned 13.31% versus 8.99% for the Russell 1000 Growth Index.

For the period from February 1, 2019 to December 31, 2019 (the “latter eleven-month period”), the Portfolio returned 22.39% versus 25.14% for the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark relative performance.

A. BlackRock: Performance during the first few months of the latter eleven-month period was relatively flat, as a rebound in the second quarter brought performance back in line with the benchmark after a challenging first few months. The Portfolio struggled considerably in the second half of the year, however, causing performance to lag the benchmark for the latter eleven-month period. The primary drivers of underperformance during the second half of the year were the Portfolio’s trend- and sentiment-based insights. Though these investment signals were additive through the first months of the period, they struggled in the latter months, amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the Portfolio’s trend-based insights. Similarly, these sharp, macro-driven inflection points often resulted in a disconnect between stock returns and company-specific sentiment, creating a challenging environment for the Portfolio’s sentiment insights. Cross-market sentiment insights struggled in particular, most specifically those seeking to capture the sentiment of informed bond and credit default swap investors.

Insights evaluating company fundamentals detracted in aggregate over the latter eleven-month period. Insights seeking to identify relative value opportunities struggled early in the year, as investors sought out speculative growth opportunities at the expense of company fundamentals. Investor mentality shifted throughout the year, and performance of these signals began to improve as investors sought out pockets of relative value in the market. Despite the modest rebound in performance in the final months of the year, in aggregate, the Portfolio’s relative value insights were some of the most significant detractors from relative returns for the latter eleven-month period. Also evaluating company fundamentals, the Portfolio’s quality insights were mixed throughout the period. Though this group of insights detracted modestly in aggregate, struggling somewhat in the final months of the year, select signals added meaningfully to relative returns and provided ballast to performance among fundamental signals. Stronger performance among the Portfolio’s quality insights was unsurprising, given investor preference for sustainable, high-quality businesses amidst increased market uncertainty.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk: For the first one-month period, both sector allocation and stock selection contributed positively to relative performance. Stock selection in Consumer Discretionary and Health Care contributed to relative outperformance, while stock selection in Communication Services detracted from relative performance.

A. BlackRock: The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its relative performance from security selection. That being said, positioning in the Communication Services sector was additive to relative returns during the latter eleven-month period. On the other hand, a modest underweight to the Information Technology sector throughout much of the period dampened relative performance, as the sector outperformed the broader market. The majority of the Portfolio’s underperformance was driven by security selection decisions. Stock selection was additive in the Health Care sector, especially among biotechnology and pharmaceutical companies. In contrast, selection within the Financials sector, in particular the capital markets industry, was a notable detractor from relative performance. Stock selection in the Communication Services sector, especially among media companies, and in the Consumer Discretionary sector hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk: Top contributors for the first one-month period included Sage Therapeutics, Inc., as it announced positive results for a Phase 3 trial in postpartum depression. Celgene Corp. contributed, as it was acquired by

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)

Bristol-Myers Squibb Co. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, and announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity.

The top detractor for the first one-month period was Facebook, Inc. Class A (“Facebook”). The Portfolio was underweight Facebook due to concerns of weaker growth for ad impressions and pricing. Amazon.com, Inc., underweighted due to concerns of weaker U.S. e-commerce share gain and belief that increased regulation of e-commerce in India would impact Amazon’s growth, was another detractor. Alphabet, Inc. Class C also detracted from relative performance, as there were concerns Google would lose share in online advertising to Amazon.com, Inc. and might withdraw its news service in Europe if a “snippet” tax were implemented.

A. BlackRock: The top individual contributor for the latter eleven-month period was an underweight position in 3M Co. This underweight position was especially beneficial in April, as the share price tumbled. During this time, company management slashed the company’s profit outlook and announced that operating income decreased in all five of its major business units. High raw material prices, weak electronics and automotive markets, and headwinds from China caused the company to miss on earnings and forced it to cut 2,000 jobs. Lowering guidance again at the beginning of the fourth quarter, its fifth guidance cut in the past seven quarters, along with disappointing third quarter operating results, led to a continued decline in the company’s stock price. Remaining underweight the industrial manufacturer during the decline further supported Portfolio performance. Positioning in Biogen, Inc. was also beneficial to results. An underweight to the stock early in the year was additive, as the share price plummeted on news that the company’s experimental Alzheimer’s drug, which had been promising, was unlikely to be effective and that research on the drug was being stopped. Moving to an overweight towards the end of the period further bolstered results, as Biogen’s shares spiked on news that there were new, promising results from research on the Alzheimer’s drug. News that the company was requesting approval from the Federal Drug Administration (“FDA”) on the experimental therapy led to renewed hope among investors, and a resulting surge in the stock price. Lastly, remaining overweight CDW Corp. throughout the latter eleven-month period was tremendously beneficial, as the stock returned almost 75%. The technology solutions provider was able to rapidly grow the business, setting net sales records in each of the first three quarters of the year, while consistently exceeding analyst earnings per share (“EPS”) expectations, and increasing its quarterly cash dividend by over 25%. (1)

In contrast, the top individual detractor for the latter eleven-month period was the Portfolio’s overweight position in The Charles Schwab Corp. The company struggled amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. UnitedHealth Group, Inc. was the next largest individual detractor. An overweight position in the first half of the year dampened relative returns, as the stock declined roughly 8%. Despite fairly strong first quarter earnings, uncertainties such as Medicare-for-All proposals, could act as a significant headwind to health care providers and insurers. Analysts felt that the management team did little to address the potential risks and sooth investor concerns, causing a sell-off. Shifting to an underweight position in the second half of the year further hindered results, as the company’s stock price climbed, due to strong third quarter earnings results and an improvement in forward earnings guidance, citing a stabilization of medical costs at its health insurance unit. The Portfolio’s overweight position in AMC Networks, Inc. Class A during the first and fourth quarters further detracted from relative returns, as the stock price steadily declined. Significant competition in the media space, particularly among streaming services, continues to present challenges for the company, as it seeks to transform itself into a premier content company and grow its subscription video on demand

(“SVOD”) business. The stock price decline accelerated towards the end of the year, as the company reported net revenue well below analyst estimates, further detracting from the Portfolio’s relative returns. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in the latter eleven-month period to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. The Portfolio participated in two IPOs during the latter eleven-month period, which detracted 13 basis points relative to the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

97	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	99.5
Rights (4)	0.0
Money Market Funds
Less Net Liabilities	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	8.6
2.	Microsoft Corp.	8.4
3.	Amazon.com, Inc.	5.6
4.	Facebook, Inc. Class A	3.4
5.	Mastercard, Inc. Class A	2.8
6.	Alphabet, Inc. Class C	2.6
7.	Alphabet, Inc. Class A	2.4
8.	Merck & Co., Inc.	1.7
9.	Lockheed Martin Corp.	1.7
10.	Costco Wholesale Corp.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	38.4
Health Care	14.7
Consumer Discretionary	13.3
Communication Services	12.0
Industrials	9.6
Consumer Staples	4.8
Financials	3.6
Real Estate	1.8
Materials	0.8
Utilities	0.4
Energy	0.1

99.5

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 99.5%			Shares	Value
COMMUNICATION SERVICES – 12.0%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a	)	2,012	$2,694,853
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	2,235	2,988,240
AMC Networks, Inc. Class A (Media)	(a	)	3,979	157,170
Cargurus, Inc. (Interactive Media & Svs.)	(a	)	1,267	44,573
Cinemark Holdings, Inc. (Entertainment)			3,328	112,653
Comcast Corp. Class A (Media)			2,899	130,368
Discovery, Inc. Class A (Media)	(a	)	4,962	162,456
Electronic Arts, Inc. (Entertainment)	(a	)	1,735	186,530
Facebook, Inc. Class A (Interactive Media & Svs.)	(a	)	19,004	3,900,571
Interpublic Group of Cos., Inc. / The (Media)			12,582	290,644
Live Nation Entertainment, Inc. (Entertainment).	(a	)	2,682	191,682
Netflix, Inc. (Entertainment)	(a	)	1,963	635,168
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a	)	4,237	78,978
Sirius XM Holdings, Inc. (Media)			95,281	681,259
Spotify Technology SA (Entertainment)	(a	)	1,041	155,681
Take-Two Interactive Software, Inc. (Entertainment)	(a	)	2,122	259,796
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)			3,521	89,539
TripAdvisor, Inc. (Interactive Media & Svs.)			3,373	102,472
Twitter, Inc. (Interactive Media & Svs.)	(a	)	6,894	220,953
United States Cellular Corp. (Wireless Telecom. Svs.)	(a	)	5,772	209,119
Yelp, Inc. (Interactive Media & Svs.)	(a	)	2,408	83,871
Zynga, Inc. Class A (Entertainment)	(a	)	43,089	263,705

				13,640,281

CONSUMER DISCRETIONARY – 13.3%
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	1,907	404,475
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	3,428	6,334,395
AutoNation, Inc. (Specialty Retail)	(a	)	1,127	54,806
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	106	217,695
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			4,711	141,047
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	277	231,879
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)			6,788	702,083
D.R. Horton, Inc. (Household Durables)			3,619	190,902
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			4,661	508,096
Dollar General Corp. (Multiline Retail)			3,363	524,561
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			2,630	198,670
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)			4,138	61,491
Gentex Corp. (Auto Components)			2,194	63,582
H&R Block, Inc. (Diversified Consumer Svs.)			8,519	200,026
Home Depot, Inc. / The (Specialty Retail)			6,008	1,312,027
Lowe’s Cos., Inc. (Specialty Retail)			2,471	295,927
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	919	212,905
McDonald’s Corp. (Hotels, Restaurants & Leisure)			733	144,848
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			13,222	1,339,521
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	516	226,142
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a	)	6,717	171,687
Pool Corp. (Distributors)			671	142,507
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			726	85,102

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
Ross Stores, Inc. (Specialty Retail)			2,127	$247,625
Starbucks Corp. (Hotels, Restaurants & Leisure)			4,554	400,388
Tesla, Inc. (Automobiles)	(a	)	798	333,827
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			3,735	210,355
Tractor Supply Co. (Specialty Retail)			222	20,744
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			1,230	63,579

				15,040,892

CONSUMER STAPLES – 4.8%
Altria Group, Inc. (Tobacco)			2,707	135,106
Church & Dwight Co., Inc. (Household Products)			3,248	228,464
Coca-Cola Co. / The (Beverages)			4,646	257,156
Coca-Cola European Partners PLC (Beverages)			2,646	134,629
Costco Wholesale Corp. (Food & Staples Retailing)			5,352	1,573,060
Estee Lauder Cos., Inc. / The Class A (Personal Products)			4,392	907,124
Hershey Co. / The (Food Products)			5,883	864,683
Molson Coors Brewing Co. Class B (Beverages)			702	37,838
Monster Beverage Corp. (Beverages)	(a	)	4,573	290,614
PepsiCo, Inc. (Beverages)			6,343	866,898
Performance Food Group Co. (Food & Staples Retailing)	(a	)	1,729	89,009

				5,384,581

ENERGY – 0.1%
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			1,898	114,354

FINANCIALS – 3.6%
Affiliated Managers Group, Inc. (Capital Markets)			848	71,859
Allstate Corp. / The (Insurance)			1,808	203,309
Ally Financial, Inc. (Consumer Finance)			3,896	119,062
American Express Co. (Consumer Finance)			1,449	180,386
Aon PLC (Insurance)			351	73,110
Brown & Brown, Inc. (Insurance)			2,312	91,278
Charles Schwab Corp. / The (Capital Markets) .			6,375	303,195
Cincinnati Financial Corp. (Insurance)			1,425	149,839
Evercore, Inc. Class A (Capital Markets)			764	57,117
FactSet Research Systems, Inc. (Capital Markets)			1,698	455,573
First American Financial Corp. (Insurance)			4,015	234,155
Intercontinental Exchange, Inc. (Capital Markets)			5,085	470,617
Marsh & McLennan Cos., Inc. (Insurance)			1,180	131,464
Moody’s Corp. (Capital Markets)			1,498	355,640
S&P Global, Inc. (Capital Markets)			3,719	1,015,473
SEI Investments Co. (Capital Markets)			440	28,811
TD Ameritrade Holding Corp. (Capital Markets) .			2,648	131,606

				4,072,494

HEALTH CARE – 14.7%
AbbVie, Inc. (Biotechnology)			13,149	1,164,212
Alexion Pharmaceuticals, Inc. (Biotechnology) .	(a	)	1,510	163,306
AmerisourceBergen Corp. (Health Care Providers & Svs.)			2,092	177,862
Amgen, Inc. (Biotechnology)			3,503	844,468
Anthem, Inc. (Health Care Providers & Svs.)			2,954	892,197
Biogen, Inc. (Biotechnology)	(a	)	490	145,398
Bristol-Myers Squibb Co. (Pharmaceuticals)			13,806	886,207
CVS Health Corp. (Health Care Providers & Svs.)			1,026	76,222
DexCom, Inc. (Health Care Equip. & Supplies)	(a	)	1,387	303,392

99	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	3,177	$741,162
Exelixis, Inc. (Biotechnology)	(a	)	999	17,602
Gilead Sciences, Inc. (Biotechnology)			19,815	1,287,579
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	5,301	276,765
Humana, Inc. (Health Care Providers & Svs.)			427	156,504
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	2,076	542,106
Incyte Corp. (Biotechnology)	(a	)	3,464	302,476
Insulet Corp. (Health Care Equip. & Supplies)	(a	)	208	35,610
Ionis Pharmaceuticals, Inc. (Biotechnology)	(a	)	2,160	130,486
Johnson & Johnson (Pharmaceuticals)			5,387	785,802
Masimo Corp. (Health Care Equip. & Supplies) .	(a	)	128	20,232
McKesson Corp. (Health Care Providers & Svs.)			164	22,684
Merck & Co., Inc. (Pharmaceuticals)			20,767	1,888,759
Mylan N.V. (Pharmaceuticals)	(a	)	2,876	57,808
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	810	304,139
Seattle Genetics, Inc. (Biotechnology)	(a	)	143	16,339
Stryker Corp. (Health Care Equip. & Supplies)			7,402	1,553,976
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			769	249,825
United Therapeutics Corp. (Biotechnology)	(a	)	1,347	118,644
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			4,879	1,434,328
Veeva Systems, Inc. Class A (Health Care Technology)	(a	)	2,183	307,061
Vertex Pharmaceuticals, Inc. (Biotechnology) .	(a	)	4,459	976,298
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	338	111,611
Zoetis, Inc. (Pharmaceuticals)			5,277	698,411

				16,689,471

INDUSTRIALS – 9.6%
AGCO Corp. (Machinery)			863	66,667
Allegion PLC (Building Products)			8,067	1,004,664
Boeing Co. / The (Aerospace & Defense)			1,492	486,034
Carlisle Cos., Inc. (Industrial Conglomerates)			237	38,356
Cintas Corp. (Commercial Svs. & Supplies)			246	66,194
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	1,886	171,513
CoStar Group, Inc. (Professional Svs.)	(a	)	63	37,693
Curtiss-Wright Corp. (Aerospace & Defense)			228	32,123
Delta Air Lines, Inc. (Airlines)			653	38,187
EMCOR Group, Inc. (Construction & Engineering)			448	38,662
Expeditors International of Washington, Inc. (Air Freight & Logistics)			2,161	168,601
Fluor Corp. (Construction & Engineering)			1,015	19,163
GATX Corp. (Trading Companies & Distributors)			4,138	342,833
HEICO Corp. (Aerospace & Defense)			1,272	145,199
HEICO Corp. Class A (Aerospace & Defense)			753	67,416
Hexcel Corp. (Aerospace & Defense)			1,285	94,203
Honeywell International, Inc. (Industrial Conglomerates)			1,518	268,686
Hubbell, Inc. (Electrical Equip.)			2,753	406,949
IDEX Corp. (Machinery)			1,863	320,436
Ingersoll-Rand PLC (Machinery)			523	69,517
Landstar System, Inc. (Road & Rail)			4,011	456,733
Lockheed Martin Corp. (Aerospace & Defense)			4,840	1,884,599
MasTec, Inc. (Construction & Engineering)	(a	)	3,464	222,250
Northrop Grumman Corp. (Aerospace & Defense)			1,144	393,502
Old Dominion Freight Line, Inc. (Road & Rail)			698	132,467
Oshkosh Corp. (Machinery)			4,355	412,201
PACCAR, Inc. (Machinery)			15,078	1,192,670
Raytheon Co. (Aerospace & Defense)			1,292	283,904

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Robert Half International, Inc. (Professional Svs.)			5,163	$326,044
Roper Technologies, Inc. (Industrial Conglomerates)			818	289,760
Snap-on, Inc. (Machinery)			816	138,230
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	1,830	634,168
United Airlines Holdings, Inc. (Airlines)	(a	)	2,402	211,592
United Parcel Service, Inc. Class B (Air Freight & Logistics)			2,355	275,676
Watsco, Inc. (Trading Companies & Distributors)			80	14,412
Xylem, Inc. (Machinery)			784	61,771

				10,813,075

INFORMATION TECHNOLOGY – 38.4%
Accenture PLC Class A (IT Svs.)			2,432	512,106
Adobe, Inc. (Software)	(a	)	4,059	1,338,699
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	2,544	116,668
Apple, Inc. (Tech. Hardware, Storage & Periph.)			33,230	9,757,990
Applied Materials, Inc. (Semiconductors & Equip.)			7,968	486,367
Automatic Data Processing, Inc. (IT Svs.)			8,205	1,398,953
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			1,359	57,676
Booz Allen Hamilton Holding Corp. (IT Svs.)			477	33,929
Broadcom, Inc. (Semiconductors & Equip.)			633	200,041
Broadridge Financial Solutions, Inc. (IT Svs.)			3,099	382,850
CACI International, Inc. Class A (IT Svs.)	(a	)	116	28,999
Cadence Design Systems, Inc. (Software)	(a	)	2,793	193,722
CDW Corp. (Electronic Equip., Instr. & Comp.)			6,558	936,745
Ciena Corp. (Communications Equip.)	(a	)	1,846	78,806
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	3,972	327,333
Cisco Systems, Inc. (Communications Equip.)			23,715	1,137,371
Dropbox, Inc. Class A (Software)	(a	)	3,496	62,613
DXC Technology Co. (IT Svs.)			1,772	66,609
EPAM Systems, Inc. (IT Svs.)	(a	)	66	14,003
Fiserv, Inc. (IT Svs.)	(a	)	1,161	134,246
Fortinet, Inc. (Software)	(a	)	728	77,721
GoDaddy, Inc. Class A (IT Svs.)	(a	)	4,185	284,245
HP, Inc. (Tech. Hardware, Storage & Periph.)			569	11,693
Intel Corp. (Semiconductors & Equip.)			3,876	231,979
Intuit, Inc. (Software)			5,110	1,338,462
Jack Henry & Associates, Inc. (IT Svs.)			3,369	490,762
Lam Research Corp. (Semiconductors & Equip.)			2,996	876,030
Manhattan Associates, Inc. (Software)	(a	)	3,231	257,672
Mastercard, Inc. Class A (IT Svs.)			10,794	3,222,980
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	719	38,668
Microsoft Corp. (Software)			60,145	9,484,867
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			2,463	104,283
NVIDIA Corp. (Semiconductors & Equip.)			4,972	1,169,912
Paychex, Inc. (IT Svs.)			16,509	1,404,256
Paycom Software, Inc. (Software)	(a	)	203	53,746
Paylocity Holding Corp. (Software)	(a	)	3,683	444,980
PayPal Holdings, Inc. (IT Svs.)	(a	)	7,259	785,206
QUALCOMM, Inc. (Semiconductors & Equip.)			5,713	504,058
RingCentral, Inc. Class A (Software)	(a	)	632	106,599
salesforce.com, Inc. (Software)	(a	)	8,246	1,341,129
ServiceNow, Inc. (Software)	(a	)	3,714	1,048,537
Skyworks Solutions, Inc. (Semiconductors & Equip.)			391	47,264
Square, Inc. Class A (IT Svs.)	(a	)	1,632	102,098
Texas Instruments, Inc. (Semiconductors & Equip.)			6,227	798,862
VeriSign, Inc. (IT Svs.)	(a	)	794	152,988

100	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Visa, Inc. (IT Svs.)			6,961	$1,307,972
Workday, Inc. Class A (Software)	(a	)	3,013	495,488

				43,448,183

MATERIALS – 0.8%
Alcoa Corp. (Metals & Mining)	(a	)	4,345	93,461
Domtar Corp. (Paper & Forest Products)			3,527	134,872
Ecolab, Inc. (Chemicals)			249	48,055
Mosaic Co. / The (Chemicals)			3,202	69,291
Reliance Steel & Aluminum Co. (Metals & Mining)			131	15,689
Scotts Miracle-Gro Co. / The (Chemicals)			276	29,306
Sherwin-Williams Co. / The (Chemicals)			934	545,026

				935,700

REAL ESTATE – 1.8%
Equity Residential (Equity REIT)			522	42,240
Invitation Homes, Inc. (Equity REIT)			5,845	175,175
Lamar Advertising Co. Class A (Equity REIT)			5,037	449,603
National Retail Properties, Inc. (Equity REIT)			3,575	191,691
Park Hotels & Resorts, Inc. (Equity REIT)			11,921	308,396
RLJ Lodging Trust (Equity REIT)			5,000	88,600
SBA Communications Corp. (Equity REIT)			145	34,944
Simon Property Group, Inc. (Equity REIT)			3,840	572,006
STAG Industrial, Inc. (Equity REIT)			5,036	158,987

				2,021,642

Common Stocks (Continued)			Shares	Value

UTILITIES – 0.4%
Ameren Corp. (Multi-Utilities)			1,768	$135,782
DTE Energy Co. (Multi-Utilities)			1,269	164,805
Pinnacle West Capital Corp. (Electric Utilities)			136	12,231
Xcel Energy, Inc. (Electric Utilities)			3,088	196,057

				508,875

Total Common Stocks (Cost $97,290,093)				$112,669,548

Rights – 0.0%			Quantity	Value

HEALTH CARE – 0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a	)	5,350	$16,103

Total Rights (Cost $11,396)				$16,103

Money Market Funds – 1.0%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(b	)	1,063,596	$1,063,702

Total Money Market Funds (Cost $1,063,702)				$1,063,702

Total Investments – 100.5% (Cost $98,365,191)	(c	)		$113,749,353
Liabilities in Excess of Other Assets – (0.5)%	(d	)		(557,194)

Net Assets – 100.0%				$113,192,159

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $44,100 of cash pledged as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	7	March 20, 2020	$1,112,851	$1,130,885	$18,034	$333

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of December 31, 2019

Average Annual returns
One year	25.16%
Five years	8.39%
Since inception (5/1/14)	8.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.01% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 25.16% versus 31.49% for its benchmark, the S&P 500 Index. The Portfolio’s current secondary benchmark, which is comprised of 55% S&P 500 Index/ 45% ICE BofAML U.S. Broad Market Index returned 21.12% for the year, while its former secondary benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index, returned 21.03% for the year.

Effective December 7, 2019, the Portfolio changed its secondary benchmark from 55% S&P 500 Index/ 45% Bloomberg Barclays U.S. Aggregate Bond Index to 55% S&P 500 Index/ 45% ICE BofAML U.S. Broad Market Index in an effort to minimize index licensing costs while maintaining a secondary benchmark that closely reflects the style of the Portfolio’s investment strategy.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio posted strong gains, but underperformed the S&P 500 Index during the year, due to its allocation to bonds in a period when equities posted robust gains. The Portfolio ended December with approximately 38% allocated to fixed income, 62% allocated to equities and a small portion in cash. The asset allocations may vary based on market conditions, and positioning reflected the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income throughout the year. (1)

The equity sleeve of the Balanced Component outperformed the S&P 500 Index, aided by strong sector allocation decisions. An overweight and security selection in Information Technology were particularly beneficial, as technology led the S&P 500 Index higher. (1)

The fixed income sleeve of the Balanced Component outperformed the ICE BofAML U.S. Broad Market Index but underperformed the S&P 500 Index. Following the Federal Reserve’s (“Fed”) pivot early in 2019, the portfolio managers maintained a constructive outlook on credit markets, believing they would be supported by the more accommodative Fed, a healthy consumer and favorable financial conditions, as well as investors’ continued search for yield. Exposure to floating-rate securities, including bank loans, was reduced given the Fed’s adjusted stance. The Treasury allocation was also reduced over the year, as was overall Portfolio duration. As corporate bonds fared well during the year, the Portfolio’s allocation to both investment-grade and high-yield corporate bonds generated strong positive returns. Given robust year-to-date returns and less attractive valuations, the Portfolio managers opted to take profits in high yield near period end, reducing exposure to both metals and mining and energy. As the year progressed, the investment team increased its focus on higher-quality issuers with stable free-cash-flow-generative business models. An allocation to the banking sector was increased as aggregate earnings reports confirmed that a stabilizing economy and a steepening yield curve were improving the sector’s health.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. In the equity sleeve, sector allocation decisions contributed to its outperformance relative to the S&P 500 Index. An overweight to the strongest-performing sector, Information Technology, proved beneficial. The Portfolio’s underweight to the weakest-performing sector, Energy, also aided relative returns. Overall, stock selection had minimal impact on relative results. While holdings in Information Technology outperformed the broad sector, the impact was offset by weak security selection in Industrials. (1)

In the fixed income sleeve, a focus on companies that prioritize sound fundamentals and deleveraging their balance sheets proved beneficial, as many of our larger positions benefited from spread tightening. (1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. For the calendar year 2019, this allocation ranged between 18.4% and 23.2%, and ended the year representing approximately 22.4% of the Portfolio. (1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the calendar year 2019, the Risk Management Component enhanced the risk-adjusted return, as the Portfolio’s return was 2.9% higher than the Balanced Component and the Portfolio’s annualized volatility was approximately 0.4% lower than the Balanced Component. The net gain in the Risk Management Component was attributable to gains from the long Treasury futures positions and long equity index futures held over the period, which more than offset a loss from index-based options due to the time decay of premium value. (1)

102	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Multinational financial services corporation Mastercard, Inc. Class A was the strongest individual contributor to relative performance. The company is growing faster than its competition and benefiting from smart acquisitions and its fixed-cost business model, which is resulting in high incremental margins. Payments companies continue to benefit as credit cards and electronic payments grow in popularity among consumers and businesses globally. Information Technology company Microsoft Corp. was the second-strongest positive contributor to relative performance. The company’s Azure cloud platform and subscription-based Office 365 suite continue to grow, and the demand outlook for these products remains robust. (1)

JPMorgan Chase & Co. and Facebook, Inc. Class A, stocks that performed well in the benchmark but not held in the Portfolio, were the largest relative detractors. Online retailer Amazon.com, Inc. was the largest benchmark-owned detractor on a relative basis. We were underweight and the stock rose early in the period. The company reported a modest deceleration in its Amazon Web Services (“AWS”) revenue, which we would expect as the cloud business grows ever larger in size. It also increased spending on its one-day delivery service. We remain positive on the company, as its one-day shipping should be accretive to Amazon’s long-term growth story, and AWS revenue still grew more than the rest of its competition combined – a testament to its dominant industry position. Information Technology company Apple, Inc. was the second-largest owned detractor from relative performance. The stock generated very strong performance during the year, and the Portfolio’s underweight position detracted from relative results. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?

A. The Risk Management Component contributed 6.8% to the absolute return of the aggregate Portfolio during the year, primarily due to the use of derivative instruments. This was driven mainly by gains on both treasury and equity futures, slightly offset by the time decay of premium value of the Portfolio’s options. IPOs did not have a significant impact on performance.(1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. Janus: There were no changes to the investment strategy or selection process during the period, nor were their changes to the equity sleeve’s portfolio management team. Within the fixed income sleeve, long-standing portfolio manager Darrell Watters retired from the firm at the end of 2019. Michael Keough, named portfolio manager alongside Darrell on Janus Henderson’s Core Plus portfolios, joined the Portfolio’s management team. Effective February 1, 2020, Mayur Saigal will be departing the firm for personal reasons, and industry veteran Greg Wilensky, CFA, will join Janus Henderson as Head of U.S. Fixed Income and portfolio manager on the ON Risk Managed Balanced Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Effective December 7, 2019, the secondary benchmark for the Portfolio was changed from 55% S&P 500 Index/ 45% Bloomberg Barclays U.S. Aggregate Bond Index to 55% S&P 500 Index/ 45% ICE BofAML U.S. Broad Market Index. The change in benchmark was made to to minimize index licensing costs while maintaining a secondary benchmark that closely reflects the style of the Portfolio’s investment strategy.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

103	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Common Stocks (4)	47.9
Corporate Bonds (4)	11.6
U.S. Government Agency Mortgage-Backed Securities	8.8
U.S. Treasury Obligations	7.3
Purchased Options	7.1
Asset-Backed / Mortgage-Backed Securities (4)	2.3
Preferred Securities (4)	0.2
Money Market Funds Less Net Liabilities	14.8

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	3.3
2.	Mastercard, Inc. Class A	2.3
3.	Apple, Inc.	1.9
4.	Alphabet, Inc. Class C	1.8
5.	UnitedHealth Group, Inc.	1.5
6.	S&P 500 Index Call Option	1.4
7.	U.S. Treasury Note 1.750%, 07/31/2024	1.4
8.	McDonald’s Corp.	1.4
9.	Boeing Co. / The	1.4
10.	Home Depot, Inc. / The	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Information Technology	14.7
Financials	9.5
Consumer Discretionary	7.8
Health Care	7.7
Industrials	6.1
Consumer Staples	5.6
Communication Services	5.1
Real Estate	2.0
Energy	1.7
Materials	1.4
Utilities	0.4

62.0

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2019

Common Stocks – 47.9%			Shares	Value

COMMUNICATION SERVICES – 3.6%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	5,522	$7,383,024
Comcast Corp. Class A (Media)			97,802	4,398,156
Walt Disney Co. / The (Entertainment)			19,781	2,860,926

				14,642,106

CONSUMER DISCRETIONARY – 6.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	1,356	2,505,671
Dollar General Corp. (Multiline Retail)			5,959	929,485
General Motors Co. (Automobiles)			36,248	1,326,677
Hasbro, Inc. (Leisure Products)			19,916	2,103,329
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)			23,432	2,598,843
Home Depot, Inc. / The (Specialty Retail)			23,605	5,154,860
McDonald’s Corp. (Hotels, Restaurants & Leisure)			28,093	5,551,458
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			27,934	2,829,993
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	28,567	1,668,598

				24,668,914

CONSUMER STAPLES – 4.6%
Altria Group, Inc. (Tobacco)			87,743	4,379,253
Clorox Co. / The (Household Products)			5,086	780,904
Costco Wholesale Corp. (Food & Staples Retailing)			13,578	3,990,846
Estee Lauder Cos., Inc. / The Class A (Personal Products)			7,101	1,466,641
Hershey Co. / The (Food Products)			10,705	1,573,421
Monster Beverage Corp. (Beverages)	(a	)	14,838	942,955
Procter & Gamble Co. / The (Household Products)			13,508	1,687,149
Sysco Corp. (Food & Staples Retailing)			41,782	3,574,032

				18,395,201

ENERGY – 0.8%
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			14,099	1,180,932
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)			65,265	2,140,692

				3,321,624

FINANCIALS – 5.8%
American Express Co. (Consumer Finance)			18,759	2,335,308
Bank of America Corp. (Banks)			88,890	3,130,706
Blackstone Group, Inc. / The Class A (Capital Markets)			47,493	2,656,758
CME Group, Inc. (Capital Markets)			13,710	2,751,871
Morgan Stanley (Capital Markets)			36,245	1,852,844
Progressive Corp. / The (Insurance)			36,097	2,613,062
Synchrony Financial (Consumer Finance)			61,809	2,225,742
TD Ameritrade Holding Corp. (Capital Markets)			26,578	1,320,927
U.S. Bancorp (Banks)			75,847	4,496,969

				23,384,187

HEALTH CARE – 6.1%
Abbott Laboratories (Health Care Equip. & Supplies)			34,738	3,017,343
Bristol-Myers Squibb Co. (Pharmaceuticals)			52,350	3,360,347
Eli Lilly & Co. (Pharmaceuticals)			23,801	3,128,165
Medtronic PLC (Health Care Equip. & Supplies)			20,816	2,361,575
Merck & Co., Inc. (Pharmaceuticals)			53,015	4,821,714
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			5,928	1,925,829
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			20,461	6,015,125

				24,630,098

INDUSTRIALS – 5.0%
Boeing Co. / The (Aerospace & Defense)			16,679	5,433,351
CSX Corp. (Road & Rail)			37,786	2,734,195
Deere & Co. (Machinery)			11,808	2,045,854
Delta Air Lines, Inc. (Airlines)			31,696	1,853,582
General Dynamics Corp. (Aerospace & Defense)			22,526	3,972,460
Honeywell International, Inc. (Industrial Conglomerates)			10,985	1,944,345
Stanley Black & Decker, Inc. (Machinery)			6,623	1,097,696
United Parcel Service, Inc. Class B (Air Freight & Logistics)			11,290	1,321,608

				20,403,091

INFORMATION TECHNOLOGY – 13.4%
Accenture PLC Class A (IT Svs.)			20,250	4,264,042
Adobe, Inc. (Software)	(a	)	14,270	4,706,389
Apple, Inc. (Tech. Hardware, Storage & Periph.)			26,662	7,829,296

105	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Corning, Inc. (Electronic Equip., Instr. & Comp.)			57,718	$1,680,171
Intel Corp. (Semiconductors & Equip.)			56,495	3,381,226
Lam Research Corp. (Semiconductors & Equip.)			10,204	2,983,650
Mastercard, Inc. Class A (IT Svs.)			31,641	9,447,686
Microsoft Corp. (Software)			83,877	13,227,401
NVIDIA Corp. (Semiconductors & Equip.)			8,005	1,883,576
salesforce.com, Inc. (Software)	(a	)	11,984	1,949,078
Texas Instruments, Inc. (Semiconductors & Equip.)			20,411	2,618,527

				53,971,042

MATERIALS – 1.0%
LyondellBasell Industries N.V. Class A (Chemicals)			42,354	4,001,606

REAL ESTATE – 1.5%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	34,720	2,127,989
Crown Castle International Corp. (Equity REIT)			12,661	1,799,761
MGM Growth Properties LLC Class A (Equity REIT)			38,117	1,180,484
Outfront Media, Inc. (Equity REIT)			34,622	928,562

				6,036,796

Total Common Stocks (Cost $133,570,216)				$193,454,665

Corporate Bonds – 11.6%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 1.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.600%	07/15/2025	$112,000	$118,447
AT&T, Inc. (Diversified Telecom. Svs.)		4.350%	03/01/2029	280,000	311,090
AT&T, Inc. (Diversified Telecom. Svs.)		5.250%	03/01/2037	74,000	88,221
AT&T, Inc. (Diversified Telecom. Svs.)		4.850%	03/01/2039	158,000	181,805
AT&T, Inc. (Diversified Telecom. Svs.)		4.750%	05/15/2046	154,000	173,780
AT&T, Inc. (Diversified Telecom. Svs.)		5.150%	11/15/2046	113,000	134,929
AT&T, Inc. (Diversified Telecom. Svs.)		4.500%	03/09/2048	142,000	156,667
CenturyLink, Inc. (Diversified Telecom. Svs.)		6.450%	06/15/2021	124,000	129,797
CenturyLink, Inc. (Diversified Telecom. Svs.)		5.800%	03/15/2022	102,000	107,230
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		5.050%	03/30/2029	856,000	969,997
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		6.484%	10/23/2045	62,000	77,319
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		5.375%	05/01/2047	49,000	54,820
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		4.800%	03/01/2050	265,000	278,472
Comcast Corp. (Media)		3.150%	03/01/2026	146,000	152,920
Comcast Corp. (Media)		4.150%	10/15/2028	123,000	138,361
Comcast Corp. (Media)		2.650%	02/01/2030	113,000	113,310
Comcast Corp. (Media)		4.250%	10/15/2030	189,000	215,780
Comcast Corp. (Media)		4.600%	10/15/2038	122,000	145,111
Comcast Corp. (Media)		4.950%	10/15/2058	111,000	144,126
CSC Holdings LLC (Media)	(b)	6.500%	02/01/2029	297,000	331,155
Fox Corp. (Media)	(b)	4.030%	01/25/2024	105,000	111,873
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	3.875%	11/15/2029	330,000	332,475
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	300,000	309,999
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	149,000	151,161
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.329%	09/21/2028	467,000	529,311
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.862%	08/21/2046	93,000	115,100
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.522%	09/15/2048	69,000	82,529
ViacomCBS, Inc. (Media)		5.850%	09/01/2043	230,000	287,423

					5,943,208

CONSUMER DISCRETIONARY – 1.0%
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	238,000	251,795
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		3.700%	12/01/2029	255,000	256,859
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	98,199
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	292,691
General Motors Co. (Automobiles)		5.400%	04/01/2048	90,000	92,958
General Motors Co. (Automobiles)		5.950%	04/01/2049	69,000	76,287
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		3.350%	09/01/2024	45,000	45,932
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.250%	06/01/2025	88,000	96,589
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/15/2026	102,000	112,751
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		4.000%	01/15/2030	305,000	311,313
Hasbro, Inc. (Leisure Products)		3.000%	11/19/2024	145,000	145,612
Hasbro, Inc. (Leisure Products)		3.550%	11/19/2026	193,000	194,142
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	519,000	522,111
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	288,000	287,979
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	147,000	149,026

106	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	$ 53,000	$57,638
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	44,000	49,060
Nordstrom, Inc. (Multiline Retail)		4.375%	04/01/2030	274,000	279,039
O’Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	6,397
O’Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	52,413
O’Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	275,000	300,115
Starbucks Corp. (Hotels, Restaurants & Leisure)		4.450%	08/15/2049	180,000	208,123

					3,887,029

CONSUMER STAPLES – 1.0%
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.150%	01/23/2025	512,000	557,025
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.750%	01/23/2029	242,000	280,153
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	120,294
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	221,000	239,650
Campbell Soup Co. (Food Products)		4.800%	03/15/2048	238,000	274,849
General Mills, Inc. (Food Products)		4.200%	04/17/2028	281,000	312,852
Keurig Dr Pepper, Inc. (Beverages)		4.597%	05/25/2028	277,000	310,675
Keurig Dr Pepper, Inc. (Beverages)		5.085%	05/25/2048	111,000	133,332
Kraft Heinz Foods Co. (Food Products)		3.000%	06/01/2026	518,000	517,584
Kraft Heinz Foods Co. (Food Products)		4.625%	01/30/2029	98,000	107,679
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	217,000	213,290
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	115,524
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	139,000	147,008
Mars, Inc. (Food Products)	(b)	4.200%	04/01/2059	118,000	134,464
Mondelez International Holdings Netherlands BV (Food Products)	(b)	2.250%	09/19/2024	249,000	248,108
Reckson Operating Partnership LP (Household Products)		7.750%	03/15/2020	237,000	239,611
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	73,000	73,600

					4,025,698

ENERGY – 0.9%
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)	(b)	3.700%	11/15/2029	557,000	568,019
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	245,000	246,633
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.500%	04/15/2023	179,000	186,917
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	140,504
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.500%	06/01/2027	98,000	110,060
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	25,000	27,362
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	234,000	229,731
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	258,000	275,123
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	381,000	385,762
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/01/2026	242,000	272,591
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	69,000	75,190
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.550%	06/01/2045	66,000	78,897
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.200%	03/01/2048	44,000	50,946
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(b)	4.375%	08/15/2022	189,000	196,221
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(b)	4.875%	08/15/2027	242,000	256,909
Petroleos Mexicanos (Oil, Gas & Consumable Fuels)	(b)	6.840%	01/23/2030	61,000	65,047
Petroleos Mexicanos (Oil, Gas & Consumable Fuels)	(b)	7.690%	01/23/2050	56,000	61,115
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	241,000	257,973
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		4.200%	03/15/2028	140,000	148,233
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	4.750%	10/01/2023	134,000	133,665

					3,766,898

FINANCIALS – 2.0%
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(c)	3.705%	04/24/2028	501,000	535,116
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(c)	3.970%	03/05/2029	232,000	252,513
Bank of America Corp. (Rate is fixed until 02/07/2029, at which point, the rate becomes QL + 121) (Banks)	(c)	3.974%	02/07/2030	283,000	310,886
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(b)(c)	2.819%	11/19/2025	306,000	309,342
Brown & Brown, Inc. (Insurance)		4.500%	03/15/2029	140,000	153,894
Cboe Global Markets, Inc. (Capital Markets)		3.650%	01/12/2027	165,000	177,032
CIT Bank NA (Rate is fixed until 09/27/2024, at which point, the rate becomes SOFR + 172) (Banks)	(c)	2.969%	09/27/2025	250,000	249,375
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	833,000	896,658
Citizens Financial Group, Inc. (Banks)		3.750%	07/01/2024	47,000	48,774
Citizens Financial Group, Inc. (Banks)		4.350%	08/01/2025	41,000	44,148
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	114,000	122,395
Credit Suisse Group AG (Capital Markets)	(b)	4.282%	01/09/2028	282,000	306,513
First Republic Bank (Banks)		4.625%	02/13/2047	100,000	113,785
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	04/09/2025	177,000	189,548

107	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
General Motors Financial Co., Inc. (Consumer Finance)			4.300%	07/13/2025	$ 54,000	$57,679
General Motors Financial Co., Inc. (Consumer Finance)			4.350%	01/17/2027	99,000	103,968
JPMorgan Chase & Co. (Rate is fixed until 01/29/2026, at which point, the rate becomes QL + 125) (Banks)	(c	)	3.960%	01/29/2027	508,000	550,820
JPMorgan Chase & Co. (Rate is fixed until 02/01/2027, at which point, the rate becomes QL + 134) (Banks)	(c	)	3.782%	02/01/2028	302,000	325,308
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(c	)	4.452%	12/05/2029	460,000	522,826
JPMorgan Chase & Co. (Rate is fixed until 05/06/2029, at which point, the rate becomes QL + 116) (Banks)	(c	)	3.702%	05/06/2030	275,000	295,858
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(c	)	2.739%	10/15/2030	218,000	217,688
Morgan Stanley (Capital Markets)			4.350%	09/08/2026	251,000	274,300
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	396,000	424,405
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(c	)	4.431%	01/23/2030	343,000	387,437
Raymond James Financial, Inc. (Capital Markets)			4.950%	07/15/2046	185,000	215,675
Synchrony Financial (Consumer Finance)			4.375%	03/19/2024	61,000	65,034
Synchrony Financial (Consumer Finance)			3.950%	12/01/2027	321,000	336,997
Synchrony Financial (Consumer Finance)			5.150%	03/19/2029	281,000	319,332
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes QL + 117) (Banks)	(c	)	2.879%	10/30/2030	411,000	413,229

						8,220,535

HEALTH CARE – 1.6%
AbbVie, Inc. (Biotechnology)	(b	)	2.600%	11/21/2024	165,000	165,945
AbbVie, Inc. (Biotechnology)	(b	)	2.950%	11/21/2026	174,000	176,602
AbbVie, Inc. (Biotechnology)	(b	)	3.200%	11/21/2029	134,000	136,234
AbbVie, Inc. (Biotechnology)	(b	)	4.050%	11/21/2039	201,000	212,419
AbbVie, Inc. (Biotechnology)	(b	)	4.250%	11/21/2049	116,000	122,083
Allergan Finance LLC (Pharmaceuticals)			3.250%	10/01/2022	175,000	178,781
Allergan Funding SCS (Pharmaceuticals)			3.450%	03/15/2022	292,000	298,588
Allergan Funding SCS (Pharmaceuticals)			3.800%	03/15/2025	210,000	220,484
Allergan, Inc. (Pharmaceuticals)			2.800%	03/15/2023	14,000	14,102
Boston Scientific Corp. (Health Care Equip. & Supplies)			3.750%	03/01/2026	137,000	146,708
Boston Scientific Corp. (Health Care Equip. & Supplies)			4.000%	03/01/2029	71,000	78,472
Boston Scientific Corp. (Health Care Equip. & Supplies)			4.700%	03/01/2049	114,000	138,289
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b	)	3.400%	07/26/2029	125,000	133,581
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b	)	4.125%	06/15/2039	90,000	103,617
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b	)	4.250%	10/26/2049	155,000	183,413
Centene Corp. (Health Care Providers & Svs.)			4.750%	05/15/2022	15,000	15,300
Centene Corp. (Health Care Providers & Svs.)			6.125%	02/15/2024	113,000	117,238
Centene Corp. (Health Care Providers & Svs.)	(b	)	5.375%	06/01/2026	371,000	393,724
Centene Corp. (Health Care Providers & Svs.)	(b	)	4.250%	12/15/2027	326,000	335,372
Centene Corp. (Health Care Providers & Svs.)	(b	)	4.625%	12/15/2029	490,000	516,386
Cigna Corp. (Health Care Providers & Svs.)			3.400%	09/17/2021	47,000	48,099
CVS Health Corp. (Health Care Providers & Svs.)			4.100%	03/25/2025	297,000	318,575
CVS Health Corp. (Health Care Providers & Svs.)			3.000%	08/15/2026	33,000	33,629
CVS Health Corp. (Health Care Providers & Svs.)			4.300%	03/25/2028	116,000	126,583
CVS Health Corp. (Health Care Providers & Svs.)			3.250%	08/15/2029	53,000	53,789
CVS Health Corp. (Health Care Providers & Svs.)			5.050%	03/25/2048	535,000	632,092
DH Europe Finance II SARL			2.200%	11/15/2024	129,000	129,052
DH Europe Finance II SARL			2.600%	11/15/2029	71,000	70,634
DH Europe Finance II SARL			3.400%	11/15/2049	91,000	92,395
Elanco Animal Health, Inc. (Pharmaceuticals)			4.272%	08/28/2023	112,000	118,235
Elanco Animal Health, Inc. (Pharmaceuticals)			4.900%	08/28/2028	24,000	26,085
HCA, Inc. (Health Care Providers & Svs.)			4.500%	02/15/2027	285,000	307,055
HCA, Inc. (Health Care Providers & Svs.)			4.125%	06/15/2029	697,000	738,562
HCA, Inc. (Health Care Providers & Svs.)			5.125%	06/15/2039	124,000	136,849

						6,518,972

INDUSTRIALS – 1.0%
Boeing Co. / The (Aerospace & Defense)			2.250%	06/15/2026	35,000	34,539
Boeing Co. / The (Aerospace & Defense)			3.250%	03/01/2028	44,000	45,770
Boeing Co. / The (Aerospace & Defense)			3.200%	03/01/2029	250,000	260,370
Boeing Co. / The (Aerospace & Defense)			3.600%	05/01/2034	290,000	310,151
Equifax, Inc. (Professional Svs.)			2.600%	12/01/2024	423,000	425,260
Experian Finance PLC (Professional Svs.)	(b	)	2.750%	03/08/2030	573,000	563,650
GE Capital International Funding Co. Unlimited Co. (Industrial Conglomerates)			4.418%	11/15/2035	565,000	601,598
General Electric Co. (Industrial Conglomerates)			6.750%	03/15/2032	129,000	165,468

108	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(b)	5.000%	11/15/2025	$ 349,000	$364,705
IHS Markit Ltd. (Professional Svs.)	(b)	5.000%	11/01/2022	26,000	27,701
IHS Markit Ltd. (Professional Svs.)	(b)	4.750%	02/15/2025	215,000	234,870
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	101,000	125,359
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	189,000	200,658
Westinghouse Air Brake Technologies Corp. (Machinery)		3.450%	11/15/2026	66,000	66,704
Westinghouse Air Brake Technologies Corp. (Machinery)		4.950%	09/15/2028	656,000	721,236

					4,148,039

INFORMATION TECHNOLOGY – 1.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)		3.875%	01/15/2027	134,000	139,046
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.250%	04/15/2026	177,000	188,060
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.750%	04/15/2029	240,000	262,421
Broadridge Financial Solutions, Inc. (IT Svs.)		2.900%	12/01/2029	414,000	413,496
Dell International LLC / EMC Corp. (Tech. Hardware, Storage & Periph.)	(b)	5.875%	06/15/2021	341,000	346,330
Fidelity National Information Services, Inc. (IT Svs.)		3.750%	05/21/2029	83,000	90,744
Global Payments, Inc. (IT Svs.)		4.800%	04/01/2026	185,000	205,648
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	76,492
Global Payments, Inc. (IT Svs.)		4.150%	08/15/2049	56,000	59,720
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)		3.000%	10/30/2029	287,000	287,529
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	51,000	56,157
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.200%	06/22/2023	108,000	113,980
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.875%	06/22/2028	358,000	395,118
Micron Technology, Inc. (Semiconductors & Equip.)		4.975%	02/06/2026	114,000	126,455
Micron Technology, Inc. (Semiconductors & Equip.)		5.327%	02/06/2029	293,000	335,809
PayPal Holdings, Inc. (IT Svs.)		2.400%	10/01/2024	139,000	140,292
PayPal Holdings, Inc. (IT Svs.)		2.650%	10/01/2026	416,000	421,371
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	429,000	431,153
Qorvo, Inc. (Semiconductors & Equip.)		5.500%	07/15/2026	137,000	145,905
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	270,000	291,434
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.900%	06/15/2028	544,000	593,574

					5,120,734

MATERIALS – 0.4%
Allegheny Technologies, Inc. (Metals & Mining)		5.875%	12/01/2027	250,000	262,500
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	120,000	122,519
Constellium SE (Metals & Mining)	(b)	5.750%	05/15/2024	281,000	288,727
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	100,841
Hudbay Minerals, Inc. (Metals & Mining)	(b)	7.250%	01/15/2023	248,000	257,145
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	116,000	122,542
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	227,000	233,831
WRKCo, Inc. (Containers & Packaging)		4.900%	03/15/2029	192,000	218,246

					1,606,351

REAL ESTATE – 0.5%
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	140,589
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	170,457
Crown Castle International Corp. (Equity REIT)		3.100%	11/15/2029	338,000	341,793
CyrusOne LP / CyrusOne Finance Corp. (Equity REIT)		2.900%	11/15/2024	147,000	147,564
CyrusOne LP / CyrusOne Finance Corp. (Equity REIT)		3.450%	11/15/2029	320,000	320,877
Equinix, Inc. (Equity REIT)		2.625%	11/18/2024	123,000	123,229
Equinix, Inc. (Equity REIT)		2.900%	11/18/2026	104,000	104,182
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	233,000	233,867
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	197,000	205,606

					1,788,164

UTILITIES – 0.4%
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	3.750%	06/15/2024	308,000	318,222
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.250%	05/15/2026	273,000	298,252
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	01/15/2027	274,000	297,290
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	194,000	212,086
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.800%	06/01/2049	257,000	278,541
PPL WEM Ltd. / Western Power Distribution Ltd. (Electric Utilities)	(b)	5.375%	05/01/2021	203,000	208,949
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.500%	09/01/2026	114,000	120,840

					1,734,180

Total Corporate Bonds (Cost $44,217,911)					$46,759,808

U.S. Government Agency Mortgage-Backed Securities – 8.8%	Rate	Maturity	Face Amount	Value

Fannie Mae or Freddie Mac UMBS TBA	2.500%	01/15/2035	$220,820	$222,686

109	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value

Fannie Mae or Freddie Mac UMBS TBA	3.500%	01/15/2050	$234,000	$240,587
Fannie Mae or Freddie Mac UMBS TBA	3.000%	01/15/2035	68,000	69,669
Fannie Mae or Freddie Mac UMBS TBA	3.500%	01/15/2035	493,000	510,930
Fannie Mae or Freddie Mac UMBS TBA	4.000%	01/15/2035	154,000	160,631
Fannie Mae or Freddie Mac UMBS TBA	3.000%	01/15/2050	2,400,752	2,433,282
Fannie Mae Pool FN AB6548	3.500%	10/01/2042	93,000	97,256
Fannie Mae Pool FN AB7563	3.000%	01/01/2043	21,091	21,724
Fannie Mae Pool FN AB8407	3.500%	02/01/2043	23,546	24,740
Fannie Mae Pool FN AL3083	3.500%	12/01/2042	209,437	220,051
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	4,034	4,299
Fannie Mae Pool FN AL5439	3.500%	11/01/2043	21,970	23,083
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	24,338	26,980
Fannie Mae Pool FN AL5942	5.000%	07/01/2044	137,683	150,541
Fannie Mae Pool FN AL6348	3.500%	02/01/2045	31,519	33,114
Fannie Mae Pool FN AL6535	3.500%	02/01/2045	5,815	6,109
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	39,122	43,371
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	257,521	285,067
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	18,857	20,574
Fannie Mae Pool FN AL7381	4.500%	06/01/2045	102,155	110,227
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	16,994	17,894
Fannie Mae Pool FN AR2624	3.500%	02/01/2043	36,687	38,541
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	43,079	45,150
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	187,279	198,037
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	531,174	556,774
Fannie Mae Pool FN AS9751	4.000%	05/01/2047	46,737	49,221
Fannie Mae Pool FN AT2957	3.000%	05/01/2043	29,266	30,101
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	69,676	70,970
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	113,193	115,290
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	15,210	15,493
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	321,301	336,768
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	289,996	295,372
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	426,414	434,319
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	22,191	23,261
Fannie Mae Pool FN BD0667	4.500%	06/01/2047	16,568	17,739
Fannie Mae Pool FN BD6435	4.000%	10/01/2046	7,430	7,943
Fannie Mae Pool FN BD8952	3.000%	11/01/2046	33,742	34,601
Fannie Mae Pool FN BD8980	3.000%	11/01/2046	33,928	34,792
Fannie Mae Pool FN BE0637	4.000%	07/01/2047	4,921	5,140
Fannie Mae Pool FN BE0640	4.500%	08/01/2047	10,002	10,572
Fannie Mae Pool FN BE2717	4.500%	07/01/2047	8,860	9,418
Fannie Mae Pool FN BE2732	4.000%	07/01/2047	21,632	22,754
Fannie Mae Pool FN BE2733	4.500%	07/01/2047	12,500	13,386
Fannie Mae Pool FN BE2774	4.000%	10/01/2047	53,473	56,240
Fannie Mae Pool FN BE2784	4.000%	11/01/2047	71,025	74,654
Fannie Mae Pool FN BE2786	4.500%	11/01/2047	53,817	57,175
Fannie Mae Pool FN BF0130	3.500%	08/01/2056	320,713	337,280
Fannie Mae Pool FN BF0167	3.000%	02/01/2057	281,500	289,175
Fannie Mae Pool FN BF0168	3.500%	02/01/2057	458,068	481,730
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	19,585	20,939
Fannie Mae Pool FN BH3305	4.500%	05/01/2047	26,631	28,990
Fannie Mae Pool FN BH3306	4.500%	05/01/2047	20,914	22,510
Fannie Mae Pool FN BH3307	4.500%	05/01/2047	21,394	22,972
Fannie Mae Pool FN BH3336	4.500%	05/01/2047	16,090	17,516
Fannie Mae Pool FN BH3337	4.500%	05/01/2047	12,768	13,743
Fannie Mae Pool FN BH3338	4.500%	05/01/2047	16,615	17,841
Fannie Mae Pool FN BH3540	4.000%	06/01/2047	5,711	6,019
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	68,875	71,492
Fannie Mae Pool FN BH4380	4.000%	06/01/2047	12,427	13,058
Fannie Mae Pool FN BH4639	4.500%	06/01/2047	9,399	10,232
Fannie Mae Pool FN BH4640	4.500%	05/01/2047	8,144	8,766
Fannie Mae Pool FN BH4667	4.500%	05/01/2047	4,788	5,213
Fannie Mae Pool FN BH4706	4.500%	05/01/2047	4,426	4,687
Fannie Mae Pool FN BH5672	4.000%	06/01/2047	12,715	13,444
Fannie Mae Pool FN BH5673	4.000%	07/01/2047	7,551	7,879
Fannie Mae Pool FN BH6165	4.000%	07/01/2047	19,319	20,336
Fannie Mae Pool FN BH6168	4.000%	06/01/2047	26,446	27,824
Fannie Mae Pool FN BH6170	4.500%	07/01/2047	50,617	53,696
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	46,743	48,983
Fannie Mae Pool FN BH8168	4.000%	08/01/2047	24,021	25,275
Fannie Mae Pool FN BH8170	4.000%	08/01/2047	39,176	41,225
Fannie Mae Pool FN BH8171	4.500%	08/01/2047	74,472	79,329

110	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value

Fannie Mae Pool FN BH8224	4.000%	08/01/2047	$116,502	$122,488
Fannie Mae Pool FN BH9216	4.000%	01/01/2048	81,750	87,157
Fannie Mae Pool FN BJ0241	4.000%	09/01/2047	11,552	12,153
Fannie Mae Pool FN BJ1588	4.000%	10/01/2047	24,191	25,427
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	111,339	117,109
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	19,977	20,854
Fannie Mae Pool FN BJ1735	4.000%	10/01/2047	48,834	51,334
Fannie Mae Pool FN BJ1747	4.000%	10/01/2047	30,821	32,436
Fannie Mae Pool FN BJ1758	4.000%	10/01/2047	48,991	51,477
Fannie Mae Pool FN BJ3260	4.500%	10/01/2047	4,828	5,143
Fannie Mae Pool FN BJ3265	4.000%	11/01/2047	19,847	20,848
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	79,012	83,263
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	29,454	30,987
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	272,521	288,180
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	461,759	488,108
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	16,692	17,761
Fannie Mae Pool FN BJ5796	4.500%	03/01/2048	89,776	95,507
Fannie Mae Pool FN BJ5834	4.500%	05/01/2048	56,762	60,619
Fannie Mae Pool FN BJ5844	4.500%	04/01/2048	78,499	84,037
Fannie Mae Pool FN BJ7349	4.000%	10/01/2048	21,645	22,953
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	106,308	111,313
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	48,658	51,135
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	119,671	126,361
Fannie Mae Pool FN BK3986	4.500%	05/01/2048	56,693	60,097
Fannie Mae Pool FN BK4039	4.500%	06/01/2048	61,090	64,648
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	285,843	299,480
Fannie Mae Pool FN BK8767	4.000%	09/01/2049	492,088	526,699
Fannie Mae Pool FN BM3032	3.000%	02/01/2047	586,923	604,256
Fannie Mae Pool FN BM3144	4.000%	11/01/2047	129,471	137,485
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	9,713	10,406
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	171,668	186,184
Fannie Mae Pool FN BM3557	4.000%	09/01/2047	265,458	288,640
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	229,636	235,540
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	169,320	177,355
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	166,819	177,221
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	1,740,067	1,790,313
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	276,288	294,784
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	102,774	107,500
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	103,479	108,991
Fannie Mae Pool FN BN4541	4.000%	02/01/2049	105,843	110,131
Fannie Mae Pool FN BN5286	4.000%	02/01/2049	579,846	619,188
Fannie Mae Pool FN BO2950	3.000%	09/01/2049	35,762	36,410
Fannie Mae Pool FN BO2968	3.000%	09/01/2049	51,192	52,019
Fannie Mae Pool FN BO3212	2.500%	10/01/2034	132,857	134,477
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	68,911	70,947
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	72,951	73,908
Fannie Mae Pool FN BO8905	3.000%	01/01/2050	183,497	186,130
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	34,672	37,144
Fannie Mae Pool FN CA4249	3.000%	10/01/2049	719,625	730,452
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	410,739	422,702
Fannie Mae Pool FN FM1439	4.000%	05/01/2049	449,366	480,624
Fannie Mae Pool FN FM1689	3.500%	07/01/2049	52,135	53,749
Fannie Mae Pool FN MA1363	3.000%	02/01/2043	7,453	7,665
Fannie Mae Pool FN MA1404	3.500%	04/01/2043	120,491	126,601
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	28,868	30,293
Fannie Mae Pool FN MA3896	2.500%	01/01/2035	230,864	232,822
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	359,823	383,106
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	84,247	88,456
Freddie Mac Gold Pool FG G61596	3.500%	08/01/2048	319,193	334,944
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	404,374	424,989
Freddie Mac Gold Pool FG J33776	3.000%	02/01/2031	94,929	97,765
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	105,103	110,932
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	29,097	30,563
Freddie Mac Gold Pool FG Q58159	5.000%	09/01/2048	25,066	26,875
Freddie Mac Gold Pool FG Q60839	4.000%	01/01/2049	117,832	127,479
Freddie Mac Gold Pool FG U99096	4.500%	05/01/2044	99,845	107,748
Freddie Mac Pool FR QA2215	3.500%	08/01/2049	232,029	239,170
Freddie Mac Pool FR QA2276	3.500%	09/01/2049	99,557	103,997
Freddie Mac Pool FR QA2550	3.500%	09/01/2049	152,561	157,552
Freddie Mac Pool FR QA3092	3.000%	09/01/2049	31,390	31,881
Freddie Mac Pool FR QA3225	3.000%	10/01/2049	44,138	44,803

111	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value

Freddie Mac Pool FR QA3370	3.000%	10/01/2049	$21,611	$21,949
Freddie Mac Pool FR QA3988	3.000%	10/01/2049	41,856	42,608
Freddie Mac Pool FR QA4812	3.000%	11/01/2049	30,767	31,249
Freddie Mac Pool FR QA4841	3.000%	11/01/2049	50,915	51,684
Freddie Mac Pool FR QA4865	3.000%	11/01/2049	27,274	27,684
Freddie Mac Pool FR QA4936	3.000%	12/01/2049	14,172	14,386
Freddie Mac Pool FR QA5622	3.000%	12/01/2049	59,000	59,888
Freddie Mac Pool FR QA5698	3.000%	12/01/2049	99,000	100,490
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	53,701	55,279
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	123,081	126,852
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	61,349	62,154
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	490,527	496,766
Freddie Mac Pool FR SD0042	4.000%	04/01/2049	639,938	687,316
Freddie Mac Pool FR SD7506	4.000%	09/01/2049	345,116	369,122
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	301,102	308,193
Freddie Mac Pool FR ZK8377	2.500%	11/01/2031	24,536	24,849
Freddie Mac Pool FR ZK8430	2.500%	12/01/2031	29,610	29,954
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	84,665	87,255
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	44,594	45,958
Freddie Mac Pool FR ZM1073	4.000%	05/01/2046	54,928	58,724
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	66,100	69,495
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	53,687	56,804
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	94,711	99,755
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	124,598	131,510
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	69,593	73,371
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	29,135	30,667
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	29,075	30,418
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	73,561	77,482
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	104,870	109,396
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	127,437	134,709
Freddie Mac Pool FR ZM6410	4.000%	05/01/2048	52,416	54,765
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	342,491	358,648
Freddie Mac Pool FR ZM6780	4.000%	06/01/2048	90,507	94,642
Freddie Mac Pool FR ZN0638	3.500%	02/01/2043	85,030	89,341
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	115,273	124,721
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	54,496	55,831
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	502,557	518,229
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	449,299	470,949
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	275,017	288,243
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	44,103	46,443
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	313,899	331,132
Freddie Mac Pool FR ZT1159	3.500%	02/01/2044	11,372	11,948
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	23,344	24,841
Freddie Mac Pool FR ZT2104	2.500%	12/01/2033	291,759	294,937
Ginnie Mae I Pool GN 784059	4.000%	01/15/2045	226,673	243,434
Ginnie Mae I Pool GN 784182	4.500%	08/15/2046	380,828	415,918
Ginnie Mae I Pool GN BB4357	4.000%	07/15/2047	292,551	310,864
Ginnie Mae I Pool GN BC7161	4.000%	08/15/2047	56,417	59,470
Ginnie Mae I Pool GN BD7109	4.000%	11/15/2047	59,971	63,065
Ginnie Mae I Pool GN BD7135	4.000%	12/15/2047	75,402	79,287
Ginnie Mae II Jumbo TBA	3.500%	01/15/2050	2,557,000	2,634,835
Ginnie Mae II Jumbo TBA	4.500%	01/15/2050	302,000	315,744
Ginnie Mae II Pool G2 BB9817	4.000%	08/20/2047	27,411	28,570
Ginnie Mae II Pool G2 BH3672	4.500%	05/20/2048	41,650	44,132
Ginnie Mae II Pool G2 BH3673	4.500%	05/20/2048	175,955	186,425
Ginnie Mae II Pool G2 MA5192	4.000%	05/20/2048	1,399,795	1,454,040
Ginnie Mae II Pool G2 MA5264	4.000%	06/20/2048	254,017	263,827
Ginnie Mae II Pool G2 MA5878	5.000%	04/20/2049	1,284,769	1,352,424

Total U.S. Government Agency Mortgage-Backed Securities (Cost $ 35,036,608)				$35,491,123

U.S. Treasury Obligations – 7.3%			Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(d	)	0.000%	02/27/2020	$250,000	$249,257
U.S. Treasury Bill	(d	)	0.000%	03/26/2020	300,000	298,945
U.S. Treasury Bill	(d	)	0.000%	04/23/2020	300,000	298,569
U.S. Treasury Note			2.375%	04/30/2020	3,883,000	3,892,404
U.S. Treasury Note			2.125%	05/31/2021	2,920,000	2,940,610
U.S. Treasury Note			1.750%	07/31/2021	1,521,000	1,524,375
U.S. Treasury Note			1.500%	09/15/2022	931,000	928,382
U.S. Treasury Note			2.875%	11/30/2023	291,000	304,144
U.S. Treasury Note			2.000%	05/31/2024	2,183,700	2,212,009

112	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

U.S. Treasury Obligations (Continued)			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			1.750%	07/31/2024	$5,622,900	$5,635,675
U.S. Treasury Note	(d	)	2.250%	11/15/2024	1,865,000	1,912,065
U.S. Treasury Note			1.625%	02/15/2026	308,000	304,948
U.S. Treasury Note			1.375%	08/31/2026	93,000	90,362
U.S. Treasury Note			1.625%	10/31/2026	271,000	267,300
U.S. Treasury Note			2.375%	05/15/2029	2,134,400	2,216,736
U.S. Treasury Note			1.625%	08/15/2029	1,597,700	1,555,235
U.S. Treasury Note			3.000%	02/15/2049	69,000	77,752
U.S. Treasury Note			2.875%	05/15/2049	31,000	34,131
U.S. Treasury Note			2.250%	08/15/2049	5,059,400	4,902,084

Total U.S. Treasury Obligations (Cost $29,742,714)						$29,644,983

Purchased Options – 7.1%	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	$32,307,800	December 2021	$2,800	100	$5,636,000
S&P 500 Index Call Option	14,538,510	December 2021	$2,850	45	2,375,100
S&P 500 Index Call Option	27,461,630	December 2021	$2,900	85	4,189,650
S&P 500 Index Call Option	14,538,510	December 2021	$3,000	45	1,911,600
S&P 500 Index Call Option	11,307,730	December 2021	$3,050	35	1,375,150
S&P 500 Index Call Option	8,076,950	December 2021	$3,100	25	901,250
S&P 500 Index Call Option	4,846,170	December 2021	$3,150	15	494,400
S&P 500 Index Call Option	3,230,780	December 2021	$3,200	10	300,000
S&P 500 Index Call Option	3,230,780	December 2021	$3,250	10	273,500
S&P 500 Index Call Option	1,615,390	December 2021	$3,300	5	121,550
S&P 500 Index Put Option	32,307,800	December 2021	$2,800	100	1,488,000
S&P 500 Index Put Option	14,538,510	December 2021	$2,850	45	771,300
S&P 500 Index Put Option	27,461,630	December 2021	$2,900	85	1,484,100
S&P 500 Index Put Option	14,538,510	December 2021	$3,000	45	908,100
S&P 500 Index Put Option	11,307,730	December 2021	$3,050	35	800,520
S&P 500 Index Put Option	8,076,950	December 2021	$3,100	25	618,600
S&P 500 Index Put Option	4,846,170	December 2021	$3,150	15	397,500
S&P 500 Index Put Option	3,230,780	December 2021	$3,200	10	280,000
S&P 500 Index Put Option	3,230,780	December 2021	$3,250	10	288,400
S&P 500 Index Put Option	1,615,390	December 2021	$3,300	5	154,600
SPDR S&P 500 ETF Trust Call Option	1,609,300	December 2021	$280	50	284,850
SPDR S&P 500 ETF Trust Call Option	2,413,950	December 2021	$285	75	400,425
SPDR S&P 500 ETF Trust Call Option	2,735,810	December 2021	$290	85	423,980
SPDR S&P 500 ETF Trust Call Option	2,381,764	December 2021	$295	74	343,730
SPDR S&P 500 ETF Trust Call Option	8,239,616	December 2021	$300	256	1,133,568
SPDR S&P 500 ETF Trust Call Option	965,580	December 2021	$305	30	119,520
SPDR S&P 500 ETF Trust Call Option	965,580	December 2021	$310	30	106,050
SPDR S&P 500 ETF Trust Put Option	1,609,300	December 2021	$280	50	80,750
SPDR S&P 500 ETF Trust Put Option	2,413,950	December 2021	$285	75	129,600
SPDR S&P 500 ETF Trust Put Option	2,735,810	December 2021	$290	85	157,505
SPDR S&P 500 ETF Trust Put Option	2,381,764	December 2021	$295	74	147,260
SPDR S&P 500 ETF Trust Put Option	8,239,616	December 2021	$300	256	561,152
SPDR S&P 500 ETF Trust Put Option	965,580	December 2021	$305	30	69,900
SPDR S&P 500 ETF Trust Put Option	965,580	December 2021	$310	30	74,550

Total Purchased Options (Cost $25,545,540)					$28,802,160

Asset-Backed / Mortgage-Backed Securities – 2.3%			Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 0.7%
Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I	(b	)	4.194%	06/07/2049	$248,000	$251,413
DB Master Finance LLC 2019-1A A23	(b	)	4.352%	05/20/2049	90,545	93,807
DB Master Finance LLC 2019-1A A2I	(b	)	3.787%	05/20/2049	113,430	115,852
DB Master Finance LLC 2019-1A A2II	(b	)	4.021%	05/20/2049	49,750	50,969
Domino’s Pizza Master Issuer LLC 2017-1A A23	(b	)	4.118%	07/25/2047	49,980	51,771
Domino’s Pizza Master Issuer LLC 2017-1A A2II	(b	)	3.082%	07/25/2047	57,820	57,866
Domino’s Pizza Master Issuer LLC 2018-1A A2I	(b	)	4.116%	07/25/2048	229,100	235,611
Domino’s Pizza Master Issuer LLC 2018-1A A2II	(b	)	4.328%	07/25/2048	34,563	35,995
Domino’s Pizza Master Issuer LLC 2019-1A A2	(b	)	3.668%	10/25/2049	406,000	406,069
Great Wolf Trust 2019-WOLF A	(b	)	ML + 103	12/15/2036	64,000	63,737
Great Wolf Trust 2019-WOLF B	(b	)	ML + 133	12/15/2036	72,000	71,864
Great Wolf Trust 2019-WOLF C	(b	)	ML + 163	12/15/2036	79,000	78,874
Great Wolf Trust 2019-WOLF D	(b	)	ML + 193	12/15/2036	60,000	59,904
Jack in the Box Funding LLC 2019-1A A23	(b	)	4.970%	08/25/2049	240,000	242,078
Jack in the Box Funding LLC 2019-1A A2I	(b	)	3.982%	08/25/2049	240,000	241,769
Jack in the Box Funding LLC 2019-1A A2II	(b	)	4.476%	08/25/2049	240,000	241,841

113	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

Asset-Backed / Mortgage-Backed Securities (Continued)			Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Planet Fitness Master Issuer LLC 2019-1A A2	(b	)	3.858%	12/05/2049	$208,000	$204,959
Taco Bell Funding LLC 2018-1A A2II	(b	)	4.940%	11/25/2048	46,530	50,050
Wendy’s Funding LLC 2018-1A A2I	(b	)	3.573%	03/15/2048	78,400	79,219
Wendy’s Funding LLC 2018-1A A2II	(b	)	3.884%	03/15/2048	52,920	53,813
Wendy’s Funding LLC 2019-1A A2I	(b	)	3.783%	06/15/2049	122,385	124,824

						2,812,285

FINANCIALS – 1.6%
AmeriCredit Automobile Receivables Trust 2015-3 D			3.340%	08/08/2021	369,786	370,103
Angel Oak Mortgage Trust I LLC 2018-2 A1	(b	)	3.674%	07/27/2048	39,629	39,995
Arroyo Mortgage Trust 2018-1 A1	(b	)	3.763%	04/25/2048	73,468	74,320
BANK 2019-BN24 A3			2.960%	11/15/2062	52,000	53,266
BBCMS Mortgage Trust 2018-TALL A	(b	)	ML + 72	03/15/2037	161,000	160,193
BBCMS Trust 2015-SRCH A2	(b	)	4.197%	08/10/2035	210,000	230,254
BX Commercial Mortgage Trust 2018-IND A	(b	)	ML + 75	11/15/2035	221,390	221,258
BX Commercial Mortgage Trust 2019-XL A	(b	)	ML + 92	10/15/2036	282,000	282,226
BX Commercial Mortgage Trust 2019-XL B	(b	)	ML + 108	10/15/2036	100,000	100,125
BX Trust 2019-OC11 A	(b	)	3.202%	12/09/2041	268,000	275,366
BX Trust 2019-OC11 B	(b	)	3.605%	12/09/2041	134,000	137,237
BX Trust 2019-OC11 C	(b	)	3.856%	12/09/2041	134,000	137,577
BX Trust 2019-OC11 D	(b	)	4.075%	12/09/2041	201,000	204,282
BX Trust 2019-OC11 E	(b	)	4.075%	12/09/2041	51,000	49,269
BXP Trust 2017-GM A	(b	)	3.379%	06/13/2039	96,000	100,565
Chase Home Lending Mortgage Trust 2019-ATR2 A11	(b	)	ML + 90	07/25/2049	46,614	46,415
Connecticut Avenue Securities Trust 2019-R03 1M2	(b	)	ML + 215	09/25/2031	202,166	203,688
Connecticut Avenue Securities Trust 2019-R04 2M2	(b	)	ML + 210	06/25/2039	75,000	75,446
Connecticut Avenue Securities Trust 2019-R05 1M2	(b	)	ML + 200	07/25/2039	115,396	115,978
Connecticut Avenue Securities Trust 2019-R07 1M2	(b	)	ML + 210	10/25/2039	30,000	30,282
Drive Auto Receivables Trust 2017-AA D	(b	)	4.160%	05/15/2024	101,000	102,375
Drive Auto Receivables Trust 2019-1 D			4.090%	06/15/2026	42,000	43,231
Fannie Mae Connecticut Avenue Securities 2017-C02 2M1			ML + 115	09/25/2029	8,575	8,582
Fannie Mae Connecticut Avenue Securities 2017-C03 1M1			ML + 95	10/25/2029	11,889	11,906
Fannie Mae Connecticut Avenue Securities 2017-C06 1M1			ML + 75	02/25/2030	3,263	3,263
Fannie Mae Connecticut Avenue Securities 2018-C01 1M1			ML + 60	07/25/2030	37,688	37,678
Fannie Mae Connecticut Avenue Securities 2018-C05 1M1			ML + 72	01/25/2031	6,433	6,435
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2			ML + 200	03/25/2031	278,158	279,324
Fannie Mae REMICS FNR 2018-27 EA			3.000%	05/25/2048	283,791	291,639
Fannie Mae REMICS FNR 2019-71 P			3.000%	11/25/2049	446,838	457,809
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2			ML + 180	07/25/2030	115,454	115,682
JP Morgan Mortgage Trust 2019-5 A11	(b	)	ML + 90	11/25/2049	30,272	30,179
JP Morgan Mortgage Trust 2019-6 A11	(b	)	ML + 90	12/25/2049	49,535	49,380
JP Morgan Mortgage Trust 2019-7 A11	(b	)	ML + 90	02/25/2050	92,974	92,689
JP Morgan Mortgage Trust 2019-LTV2 A11	(b	)	ML + 90	12/25/2049	129,742	129,513
Mello Warehouse Securitization Trust 2018-W1 A	(b	)	ML + 85	11/25/2051	333,333	333,498
New Residential Mortgage Loan Trust 2018-2A A1	(b	)	4.500%	02/25/2058	89,089	93,122
OneMain Direct Auto Receivables Trust 2018-1A C	(b	)	3.850%	10/14/2025	100,000	102,252
OneMain Direct Auto Receivables Trust 2018-1A D	(b	)	4.400%	01/14/2028	100,000	102,816
PRPM 2019-4A A1	(b	)	3.351%	11/25/2024	99,133	99,129
PRPM 2019-GS1 A1	(b	)	3.500%	10/25/2024	132,019	131,871
Station Place Securitization Trust Series 2019-10 NT			2.944%	10/24/2020	482,000	482,002
Station Place Securitization Trust Series 2019-WL1 D	(b	)	ML + 120	08/25/2052	93,000	93,012
Station Place Securitization Trust Series 2019-WL1 E	(b	)	ML + 140	08/25/2052	189,000	189,025
Towd Point HE Trust 2019-HE1 A1	(b	)	ML + 90	04/25/2048	111,518	111,412

						6,305,669

Total Asset-Backed / Mortgage-Backed Securities (Cost $9,086,919)						$9,117,954

Preferred Securities – 0.2%			Rate	Quantity	Value

FINANCIALS – 0.1%
Goldman Sachs Group, Inc. / The (Rate is fixed until 02/10/2025, at which point, the rate becomes H15T5Y + 322) DR (Capital Markets)	(c	)	4.950%	186,000	$192,696
Synchrony Financial DR (Consumer Finance)			5.625%	7,225	184,599

					377,295

114	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2019

Preferred Securities (Continued)			Rate	Quantity	Value

INDUSTRIALS – 0.1%
General Electric Co. (Rate is fixed until 01/21/2021, at which point, the rate becomes QL + 333) (Industrial Conglomerates)	(c	)	5.000%	336,000	$329,098

Total Preferred Securities (Cost $ 681,389)					$706,393

Money Market Funds – 16.4%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 1.734%	(f	)	57,690,015	$57,695,784
State Street Institutional U.S. Government Money Market Fund, 1.535%	(f	)	8,571,837	8,571,837

Total Money Market Funds (Cost $66,268,497)				$66,267,621

Total Investments – 101.6% (Cost $344,149,794)	(g	)		$410,244,707
Total TBA Sales Commitments – (0.4)% (see the following Schedule of TBA Sales Commitments)				(1,416,142)
Liabilities in Excess of Other Assets – (1.2)%	(d	)		(5,221,588)

Net Assets – 100.0%				$403,606,977

Percentages are stated as a percent of net assets.

Abbreviations:

DR:	Depositary Receipt
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 1.690% at 12/31/2019
ML:	Monthly U.S. LIBOR Rate, 1.763% at 12/31/2019
QL:	Quarterly U.S. LIBOR Rate, 1.908% at 12/31/2019
SOFR:	Secured Overnight Financing Rate, 1.550% at 12/31/2019
TBA:	To Be Announced
UMBS:	Uniform Mortgage-Backed Security; the securities actually delivered on settlement of the TBA could be issued by Fannie Mae, Freddie Mac, or any combination thereof

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2019, the value of these securities totaled $16,422,071, or 4.1% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2019.

(d)

Security is fully pledged, in addition to $300,560 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at December 31, 2019. See also the following Schedule of Open Futures Contracts.

(e)	100 shares per contract.
(f)	Rate represents the seven-day yield at December 31, 2019.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	December 31, 2019

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	192	March 20, 2020	$30,562,874	$31,018,560	$ 455,686	$ 47,645
10-Year U.S. Treasury Note - Long	1,778	March 20, 2020	230,388,493	228,334,094	(2,054,399)	(194,460)
U.S. Treasury Long Bond - Long	64	March 20, 2020	10,176,555	9,978,000	(198,555)	(22,000)

			$271,127,922	$269,330,654	$(1,797,268)	$(168,815)

The accompanying notes are an integral part of these financial statements.

Schedule of TBA Sales Commitments	December 31, 2019

Description	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA Sale Commitment	2.500%	01/15/2035	$220,820	$(222,686)
Fannie Mae or Freddie Mac UMBS TBA Sale Commitment	3.000%	01/15/2050	940,130	(952,869)
Fannie Mae or Freddie Mac UMBS TBA Sale Commitment	3.500%	01/15/2050	234,000	(240,587)

Total TBA Sales Commitments (Proceeds $1,415,234)				$(1,416,142)

115

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Conservative Model Portfolio is a fund of funds that seeks current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

Performance as of December 31, 2019

Average Annual returns
One year	13.18%
Since inception (3/1/17)	5.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.13% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.92% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 13.18% versus 11.22% for its benchmark, the Morningstar® Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2019, domestic and foreign equity markets provided large positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the year. The Portfolio’s large cap and domestic stock holdings benefited relative performance. (1)

Fixed income markets also provided positive returns for the year. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate by 75 basis points during the year. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the year. The Portfolio’s overweight to corporate and high yield bonds benefited performance, while its exposure to short term bonds detracted from performance versus the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds benefited performance versus the benchmark. On the fixed income side, the overweight allocation to corporate and high yield bonds aided performance versus the benchmark, while the allocation to shorter bonds detracted from performance relative to the benchmark during the year. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the ON S&P 500® Index Portfolio, ON Janus Henderson Venture Portfolio, and ON S&P MidCap 400® Index Portfolio. The ON S&P 500® Index Portfolio is comprised of stocks that represent a large percentage of the U.S. domestic equity market, which performed well. The ON Janus Henderson Venture Portfolio benefited from its exposure to growth stocks, which outperformed during the year. Lastly, the ON S&P MidCap 400® Index Portfolio benefited from its exposure to domestic stocks, which outperformed foreign stocks during the year. The top three funds that detracted from performance versus the benchmark were PIMCO Low Duration Institutional, PIMCO Total Return Institutional, and PIMCO Real Return Institutional. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Total Return Institutional underperformed due to its lower weighting in corporate bonds. PIMCO Real Return Institutional focuses on inflation protected securities and underperformed in an environment of low inflation. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Conservative Target Risk Index exposure is set at 20%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

116	(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	22.0
2.	PIMCO Total Return Institutional	17.0
3.	PIMCO Real Return Institutional	12.0
4.	PIMCO Low Duration Institutional	11.0
5.	ON S&P 500® Index Portfolio	11.0
6.	ON Bond Portfolio	10.0
7.	ON Federated High Income Bond Portfolio	7.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	3.0
9.	DFA International Core Equity Portfolio Institutional	2.0
10.	ON S&P MidCap 400® Index Portfolio	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2019

Open-End Mutual Funds – 64.1%			Shares	Value
DFA International Core Equity Portfolio Institutional			108,636	$1,500,256
PIMCO Low Duration Institutional			844,166	8,272,822
PIMCO Real Return Institutional			802,573	9,020,925
PIMCO Total Return Institutional			1,236,660	12,787,069
Western Asset Core Plus Bond IS			1,383,951	16,552,060

Total Open-End Mutual Funds				$48,133,132

Total Investments in Securities of Unaffiliated Issuers – 64.1% (Cost $47,082,186)	(a	)		$48,133,132
Total Investments in Affiliates – 35.9% (Cost $25,170,936) (see schedule below)	(a	)		27,004,616
Liabilities in Excess of Other Assets – 0.0%				(34,833)

Net Assets – 100.0%				$75,102,915

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2019

Affiliate			Value at January 1, 2019	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2019	Value at December 31, 2019
Open-End Mutual Funds – 35.9%
ON BlackRock Advantage Large Cap Value Portfolio	(a	)	$2,307,819	$ 578,934	$ 959,265	$ 65,511	$ 257,386	$ 66,596	$ 22,894	120,021	$ 2,250,385
ON Bond Portfolio	(a	)	5,557,747	2,994,429	1,624,279	63,407	509,978	164,517	—	392,737	7,501,282
ON Federated High Income Bond Portfolio	(a	)	5,470,926	922,575	1,689,886	129,944	417,339	220,716	—	253,789	5,250,898
ON International Equity Portfolio	(a	)	1,572,159	337,323	680,787	(34,381)	305,942	24,847	—	96,666	1,500,256
ON Janus Henderson Venture Portfolio	(a	)	767,825	344,018	454,074	13,639	78,720	—	110,017	22,134	750,128
ON S&P 500® Index Portfolio	(a	)	8,441,448	2,819,672	4,549,391	433,419	1,106,263	101,029	689,195	247,865	8,251,411
ON S&P MidCap 400® Index Portfolio	(a	)	1,525,495	462,872	841,417	15,525	337,781	12,694	—	77,935	1,500,256

Total Open-End Mutual Funds						$ 687,064	$ 3,013,409	$ 590,399	$ 822,106		$ 27,004,616

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of December 31, 2019

Average Annual returns
One year	16.58%
Since inception (3/1/17)	5.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.06% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 16.58% versus 15.25% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2019, domestic and foreign equity markets provided large positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s holdings of large cap, domestic, and growth stocks benefited relative performance. (1)

Fixed income markets also provided positive returns for the year. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate by 75 basis points during the year. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the year. The Portfolio’s overweight to corporate and high yield bonds benefited performance, while its exposure to short term bonds detracted from performance versus the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance versus the benchmark. On the fixed income side, the overweight allocation to corporate and high yield bonds aided performance versus the benchmark, while the allocation to shorter bonds detracted from performance relative to the benchmark during the year. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the ON Nasdaq-100® Index Portfolio, ON Janus Henderson Enterprise Portfolio, and ON Janus Henderson Forty Portfolio. Each of the Portfolios benefited from its exposure to domestic growth stocks. The top three funds that detracted from performance versus the benchmark were PIMCO Low Duration Institutional, PIMCO Total Return Institutional, and PIMCO Real Return Institutional. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Total Return Institutional underperformed due to its lower weighting in corporate bonds. PIMCO Real Return Institutional focuses on inflation protected securities and underperformed in an environment of low inflation. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

119	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	17.0
2.	PIMCO Total Return Institutional	13.0
3.	ON S&P 500® Index Portfolio	13.0
4.	PIMCO Low Duration Institutional	8.0
5.	PIMCO Real Return Institutional	8.0
6.	ON Bond Portfolio	7.0
7.	ON Federated High Income Bond Portfolio	6.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	5.0
9.	ON S&P MidCap 400® Index Portfolio	5.0
10.	ON International Equity Portfolio	4.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2019

Open-End Mutual Funds – 51.6%			Shares	Value
DFA Emerging Markets Portfolio Institutional			114,609	$3,345,448
DFA International Core Equity Portfolio Institutional			484,497	6,690,896
PIMCO Low Duration Institutional			1,825,326	17,888,196
PIMCO Real Return Institutional			1,590,787	17,880,442
PIMCO Total Return Institutional			2,811,645	29,072,409
Vanguard International Growth Fund Admiral Class			21,698	2,230,299
Western Asset Core Plus Bond IS			3,179,526	38,027,134

Total Open-End Mutual Funds				$115,134,824

Total Investments in Securities of Unaffiliated Issuers – 51.6% (Cost $112,218,149)	(a	)		$115,134,824
Total Investments in Affiliates – 48.4% (Cost $99,697,026) (see schedule below)	(a	)		108,169,495
Liabilities in Excess of Other Assets – 0.0%				(80,651)

Net Assets – 100.0%				$223,223,668

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2019

Affiliate			Value at January 1, 2019	Cost of Purchases	Transfers	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2019	Value at December 31, 2019
Open-End Mutual Funds – 48.4%
Fidelity Advisor® Mid Cap II Class I	(a	)	$4,511,453	$640,692	$—	$5,578,659	$(576,078)	$1,002,592	$—	$136,771	—	$—
Fidelity Advisor® Real Estate I	(b	)	2,260,163	599,163	—	952,897	(16,002)	339,872	44,423	131,533	101,331	2,230,299
ON BlackRock Advantage Large Cap Core Portfolio	(b	)	—	41,144	5,670,303	554,806	(751,460)	55,417	22,463	—	135,375	4,460,598
ON BlackRock Advantage Large Cap Value Portfolio	(b	)	11,658,209	1,219,410	—	3,332,256	308,794	1,297,337	326,700	112,313	594,746	11,151,494
ON Bond Portfolio	(b	)	14,429,925	3,252,260	—	3,637,859	145,026	1,422,740	338,105	—	817,387	15,612,092
ON Equity Portfolio	(a	)	6,856,092	892,543	(5,670,303)	3,387,858	659,120	650,406	39,495	576,600	—	—
ON Federated High Income Bond Portfolio	(b	)	14,266,409	868,734	—	3,175,959	235,551	1,187,058	555,282	—	646,776	13,381,793
ON International Equity Portfolio	(b	)	14,354,319	820,384	—	6,898,655	(809,046)	2,569,343	164,734	—	646,672	10,036,345
ON Janus Henderson Enterprise Portfolio	(b	)	2,315,876	339,321	—	1,056,329	48,863	582,568	—	107,008	45,957	2,230,299
ON Janus Henderson Forty Portfolio	(b	)	2,315,481	409,764	—	1,030,210	54,546	480,718	—	172,192	85,583	2,230,299
ON Janus Henderson Venture Portfolio	(b	)	2,264,567	679,247	—	997,781	28,159	256,107	—	322,419	65,810	2,230,299
ON Nasdaq-100® Index Portfolio	(b	)	4,605,428	1,146,578	—	2,226,865	79,503	855,954	21,600	590,551	224,942	4,460,598
ON S&P 500® Index Portfolio	(b	)	27,742,673	7,345,271	—	11,636,964	1,662,924	3,879,981	349,795	2,386,219	870,949	28,993,885
ON S&P MidCap 400® Index Portfolio	(b	)	6,777,920	5,551,665	—	3,137,132	(120,692)	2,079,733	93,057	—	579,298	11,151,494

Total Open-End Mutual Funds							$949,208	$16,659,826	$1,955,654	$4,535,606		$108,169,495

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2019, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

Objective/Strategy

The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of December 31, 2019

Average Annual returns
One year	19.46%
Since inception (3/1/17)	6.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.07% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the year ended December 31, 2019, the Portfolio returned 19.46% versus 19.03% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. In 2019, domestic and foreign equity markets provided large positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the year. The Portfolio’s holdings of large cap, domestic, and growth stocks benefited relative performance, while its exposure to value stocks and emerging market stocks detracted from performance versus the benchmark. (1)

Fixed income markets also provided positive returns for the year. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate by 75 basis points during the year. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the year. The Portfolio’s overweight to corporate and high yield bonds benefited performance, while its exposure to short term bonds detracted from performance versus the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance versus the benchmark, while exposure to emerging market funds detracted from relative performance. On the fixed income side, the overweight allocation to corporate and high yield bonds aided performance versus the benchmark, while the allocation to shorter bonds detracted from performance relative to the benchmark during the year. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the ON Nasdaq-100® Index Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, and ON Janus Henderson Forty Portfolio. Each of the Portfolios benefited from its exposure to domestic growth stocks. The top three funds that detracted from performance versus the benchmark were PIMCO Low Duration Institutional, PIMCO Total Return Institutional, and PIMCO Real Return Institutional. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Total Return Institutional underperformed due to its lower weighting in corporate bonds. PIMCO Real Return Institutional focuses on inflation protected securities and underperformed in an environment of low inflation.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

122	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	14.0
2.	PIMCO Total Return Institutional	10.0
3.	ON S&P MidCap 400® Index Portfolio	10.0
4.	Western Asset Core Plus Bond IS	9.0
5.	ON International Equity Portfolio	7.5
6.	PIMCO Low Duration Institutional	7.0
7.	ON BlackRock Advantage Large Cap Value Portfolio	6.0
8.	ON Bond Portfolio	5.0
9.	PIMCO Real Return Institutional	4.0
10.	ON Federated High Income Bond Portfolio	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2019

Open-End Mutual Funds – 41.6%			Shares	Value
DFA Emerging Markets Portfolio Institutional			1,139,731	$33,268,754
DFA International Core Equity Portfolio Institutional			3,212,045	44,358,339
Lazard Emerging Markets Equity Class R6			900,616	16,634,377
PIMCO Low Duration Institutional			7,941,354	77,825,272
PIMCO Real Return Institutional			3,954,848	44,452,495
PIMCO Total Return Institutional			10,753,801	111,194,305
Vanguard International Growth Fund Admiral Class			323,658	33,268,754
Western Asset Core Plus Bond IS			8,369,554	100,099,861

Total Open-End Mutual Funds				$461,102,157

Total Investments in Securities of Unaffiliated Issuers – 41.6% (Cost $448,745,754)	(a	)		$461,102,157
Total Investments in Affiliates – 58.4% (Cost $593,145,473) (see schedule below)	(a	)		648,740,702
Liabilities in Excess of Other Assets – 0.0%				(344,626)

Net Assets – 100.0%				$1,109,498,233

Percentages are stated as a percent of net assets. Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2019

Affiliate			Value at January 1, 2019	Cost of Purchases	Transfers	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2019	Value at December 31, 2019
Open-End Mutual Funds – 58.4%
Fidelity Advisor® Mid Cap II Class I	(a	)	$33,130,964	$2,340,389	$—	$38,552,582	$(3,608,766)	$6,689,995	$—	$996,841	—	$—
Fidelity Advisor® Real Estate I	(b	)	11,117,605	2,526,473	—	4,101,758	58,755	1,488,510	217,396	649,643	503,843	11,089,585
ON BlackRock Advantage Large
Cap Core Portfolio	(b	)	32,873,140	121,311	29,007,412	39,204,641	(3,491,652)	2,873,599	111,535	—	673,116	22,179,169
ON BlackRock Advantage Large
Cap Growth Portfolio	(b	)	—	23,571,818	—	2,806,357	103,196	1,310,512	95,326	678,427	805,344	22,179,169
ON BlackRock Advantage Large
Cap Value Portfolio	(b	)	68,460,865	4,329,122	—	15,564,511	1,468,081	7,843,951	1,938,950	666,571	3,548,667	66,537,508
ON BlackRock Advantage Small
Cap Growth Portfolio	(b	)	—	12,292,057	11,367,808	3,130,866	(747,017)	2,397,187	11,542	159,419	705,893	22,179,169
ON Bond Portfolio	(b	)	46,653,347	13,997,556	—	10,219,652	404,891	4,611,781	1,197,248	—	2,903,033	55,447,923
ON ClearBridge Small Cap Portfolio	(a	)	21,582,749	2,671,685	(11,367,808)	16,553,780	3,598,966	68,188	24,745	631,636	—	—
ON Equity Portfolio	(a	)	33,632,658	3,144,024	(29,007,412)	16,116,116	6,068,564	2,278,282	189,305	2,763,696	—	—
ON Federated High Income Bond
Portfolio	(b	)	46,073,588	2,400,450	—	8,703,710	721,480	3,866,531	1,835,675	—	2,143,951	44,358,339
ON International Equity Portfolio	(b	)	104,680,132	3,269,546	—	39,216,608	(4,374,472)	18,813,287	1,359,123	—	5,359,013	83,171,885
ON Janus Henderson Enterprise
Portfolio	(b	)	11,370,364	914,696	—	4,259,426	167,938	2,896,013	—	531,264	228,510	11,089,585
ON Janus Henderson Forty
Portfolio	(b	)	11,381,204	13,636,237	—	8,381,977	407,746	5,135,959	—	1,711,330	851,081	22,179,169
ON Nasdaq-100® Index Portfolio	(b	)	22,571,601	4,149,486	—	9,040,377	808,476	3,689,983	107,324	2,934,261	1,118,466	22,179,169
ON S&P 500® Index Portfolio	(b	)	147,536,690	29,945,871	—	50,973,854	9,278,066	19,467,412	1,871,021	12,763,685	4,663,688	155,254,185
ON S&P MidCap 400® Index
Portfolio	(b	)	77,497,515	38,760,059	—	25,944,651	(890,039)	21,472,963	923,850	—	5,760,823	110,895,847

Total Open-End Mutual Funds							$9,974,213	$104,904,153	$9,883,040	$24,486,773		$648,740,702

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2019, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of December 31, 2019

Average Annual returns
One year	23.81%
Since inception (3/1/17)	7.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.07% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2020.

Comments from Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2019, the Portfolio returned 23.81% versus 22.95% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  In 2019, domestic and foreign equity markets provided large positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the year. The Portfolio’s large cap and domestic stock holdings benefited relative performance. (1)

Fixed income markets also provided positive returns for the year. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate by 75 basis points during the year. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the year. The Portfolio’s overweight to corporate and high yield bonds benefited performance, while its exposure to short term bonds detracted from performance versus the benchmark. (1)

Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance versus the benchmark, while exposure to emerging market funds detracted from relative performance. On the fixed income side, the overweight allocation to corporate and high yield bonds aided performance versus the benchmark, while the allocation to shorter bonds detracted from performance relative to the benchmark during the period. (1)

Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  The top three performing funds in the Portfolio were the ON Nasdaq-100® Index Portfolio, ON Blackrock Advantage Large Cap Growth Portfolio, and ON Janus Henderson Forty Portfolio. Each of the Portfolios benefited from its exposure to domestic growth stocks. The top three funds that detracted from performance versus the benchmark were PIMCO Low Duration Institutional, PIMCO Real Return Institutional, and Western Asset Core Bond IS. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Real Return Institutional focuses on inflation protected securities and underperformed in an environment of low inflation. Lastly, Western Asset Core Bond IS performed well, but was one of the few bond funds in the Portfolio, all of which underperformed the equity based funds held by the Portfolio.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

125	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON S&P MidCap 400® Index Portfolio	11.0
3.	Western Asset Core Plus Bond IS	10.0
4.	ON International Equity Portfolio	10.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	DFA International Core Equity Portfolio Institutional	6.0
7.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
8.	ON Janus Henderson Forty Portfolio	4.0
9.	ON Nasdaq-100® Index Portfolio	4.0
10.	Vanguard International Growth Fund Admiral Class	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2019

Open-End Mutual Funds – 27.3%		Shares	Value
DFA Emerging Markets Portfolio Institutional		2,015,822	$58,841,847
DFA International Core Equity Portfolio Institutional		8,521,629	117,683,694
Lazard Emerging Markets Equity Class R6		2,123,871	39,227,898
PIMCO Low Duration Institutional		4,614,916	45,226,173
Vanguard International Growth Fund Admiral Class		763,263	78,455,796
Western Asset Core Plus Bond IS		16,447,431	196,711,281

Total Open-End Mutual Funds			$536,146,689

Total Investments in Securities of Unaffiliated Issuers – 27.3% (Cost $523,802,182)	(a)		$536,146,689
Total Investments in Affiliates – 72.7% (Cost $1,293,298,993) (see schedule below)	(a)		1,425,934,091
Liabilities in Excess of Other Assets – 0.0%			(695,697)

Net Assets – 100.0%			$1,961,385,083

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2019

Affiliate			Value at January 1, 2019	Cost of Purchases	Transfers	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2019	Value at December 31, 2019
Open-End Mutual Funds – 72.7%
Fidelity Advisor® Mid Cap II Class I	(a	)	$76,368,521	$3,353,646	$—	$86,639,233	$(8,928,633)	$15,845,699	$—	$2,308,521	—	$—
Fidelity Advisor® Real Estate I	(b	)	19,006,606	4,717,556	—	6,723,121	(12,979)	2,625,887	378,717	1,140,239	891,138	19,613,949
ON BlackRock Advantage Large Cap Core Portfolio	(b	)	56,954,349	402,628	54,241,941	30,871,284	(14,731,805)	12,459,967	390,722	—	2,381,056	78,455,796
ON BlackRock Advantage Large Cap Growth Portfolio	(b	)	57,212,499	3,724,228	—	19,551,590	3,383,876	14,072,834	250,506	1,782,838	2,136,596	58,841,847
ON BlackRock Advantage Large Cap Value Portfolio	(b	)	136,023,700	11,505,648	—	28,802,565	2,361,209	16,209,651	3,976,295	1,366,968	7,322,541	137,297,643
ON BlackRock Advantage Small Cap Growth Portfolio	(b	)	—	42,111,086	23,727,075	7,643,447	(5,233,995)	5,881,128	30,307	418,574	1,872,751	58,841,847
ON Bond Portfolio	(b	)	49,026,543	25,740,829	—	11,369,549	507,603	4,743,395	1,467,188	—	3,594,179	68,648,821
ON ClearBridge Small Cap Portfolio	(a	)	18,657,039	2,739,250	(23,727,075)	4,317,105	6,220,751	427,140	42,744	1,091,049	—	—
ON Equity Portfolio	(a	)	58,042,295	5,120,948	(54,241,941)	27,374,633	14,433,358	4,019,973	327,003	4,773,982	—	—
ON Federated High Income Bond Portfolio	(b	)	38,972,697	3,242,679	—	6,906,146	582,581	3,336,087	1,607,074	—	1,895,984	39,227,898
ON International Equity Portfolio	(b	)	216,202,907	5,561,644	—	59,038,231	(5,852,032)	39,265,202	3,192,674	—	12,637,854	196,139,490
ON Janus Henderson Enterprise Portfolio	(b	)	19,601,630	1,198,548	—	6,450,324	276,059	4,988,036	—	930,935	404,161	19,613,949
ON Janus Henderson Forty Portfolio	(b	)	58,733,759	26,493,465	—	25,166,803	1,326,350	17,069,025	—	5,994,703	3,010,583	78,455,796
ON Janus Henderson Venture Portfolio	(b	)	80,707,688	9,502,328	—	59,345,029	12,960,268	(674,567)	—	6,173,717	1,273,257	43,150,688
ON Nasdaq-100® Index Portfolio	(b	)	77,556,500	12,229,415	—	26,717,490	2,727,819	12,659,552	376,086	10,282,288	3,956,419	78,455,796
ON S&P 500® Index Portfolio	(b	)	312,123,952	51,992,840	—	90,330,009	17,208,134	42,442,215	3,979,417	27,146,691	10,016,135	333,437,132
ON S&P MidCap 400® Index Portfolio	(b	)	134,046,140	80,939,460	—	36,214,733	(2,407,805)	39,390,377	1,780,495	—	11,207,971	215,753,439

Total Open-End Mutual Funds							$24,820,759	$234,761,601	$17,799,228	$63,410,505		$1,425,934,091

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2019, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of December 31, 2019

Average Annual returns
One year	26.47%
Since inception (3/1/17)	8.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.12% per the Fund’s prospectus dated November 22, 2019. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.12% through April 30, 2020.

Comments from Adviser

Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?

A.  For the year ended December 31, 2019, the Portfolio returned 26.47% versus 25.91% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A.  In 2019, domestic and foreign equity markets provided large positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the year. The Portfolio’s large cap and domestic stock holdings benefited relative performance. (1)

Fixed income markets also provided positive returns for the year. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate by 75 basis points during the year. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds during the year. The Portfolio’s overweight to corporate and high yield bonds benefited relative performance. (1)

Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance versus the benchmark, while exposure to emerging market funds detracted from relative performance. On the fixed income side, the overweight allocation to corporate and high yield bonds aided performance versus the benchmark, while the allocation to shorter bonds detracted from performance relative to the benchmark during the year. (1)

Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A.  The top three performing funds in the Portfolio were the ON Nasdaq-100® Index Portfolio, ON Blackrock Advantage Large Cap Growth Portfolio, and ON Janus Henderson Forty Portfolio. Each of the Portfolios benefited from its exposure to domestic growth stocks. The top three funds that detracted from performance versus the benchmark were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated High Income Bond Portfolio. While all three of these bond portfolios performed well, they all underperformed the equity Portfolios held during the year. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

128	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of December 31, 2019 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of December 31, 2019 (1) (2) (3)

		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON International Equity Portfolio	12.0
3.	ON S&P MidCap 400® Index Portfolio	12.0
4.	DFA International Core Equity Portfolio Institutional	7.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	ON Nasdaq-100® Index Portfolio	7.0
7.	ON BlackRock Advantage Large Cap Core Portfolio	5.0
8.	ON Janus Henderson Forty Portfolio	5.0
9.	Vanguard International Growth Fund Admiral Class	5.0
10.	ON BlackRock Advantage Small Cap Growth Portfolio	4.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	December 31, 2019

Open-End Mutual Funds – 19.5%			Shares	Value
DFA Emerging Markets Portfolio Institutional			520,130	$15,182,598
DFA International Core Equity Portfolio Institutional			2,198,783	30,365,197
Lazard Emerging Markets Equity Class R6			587,153	10,844,713
Vanguard International Growth Fund Admiral Class			211,007	21,689,425
Western Asset Core Plus Bond IS			545,631	6,525,741

Total Open-End Mutual Funds				$84,607,674

Total Investments in Securities of Unaffiliated Issuers – 19.5% (Cost $83,108,776)	(a	)		$84,607,674
Total Investments in Affiliates – 80.5% (Cost $316,732,588) (see schedule below)	(a	)		349,199,746
Liabilities in Excess of Other Assets – 0.0%				(171,730)

Net Assets – 100.0%				$433,635,690

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	December 31, 2019

Affiliate			Value at January 1, 2019	Cost of Purchases	Transfers	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2019	Value at December 31, 2019
Open-End Mutual Funds – 80.5%
Fidelity Advisor® Mid Cap II Class I	(a	)	$16,756,248	$576,019	$—	$18,821,752	$(2,082,836)	$3,572,321	$—	$511,082	—	$—
Fidelity Advisor® Real Estate I	(b	)	4,171,062	1,092,341	—	1,495,413	(11,280)	581,175	83,677	251,396	197,087	4,337,885
ON BlackRock Advantage Large Cap Core Portfolio	(b	)	16,684,342	214,774	11,120,471	7,913,168	(2,049,057)	3,632,063	108,147	—	658,253	21,689,425
ON BlackRock Advantage Large Cap Growth Portfolio	(b	)	12,570,572	798,273	—	4,177,269	745,913	3,076,166	55,511	395,066	472,536	13,013,655
ON BlackRock Advantage Large Cap Value Portfolio	(b	)	29,630,978	3,178,764	—	6,499,951	562,587	3,492,817	876,776	301,417	1,619,477	30,365,195
ON BlackRock Advantage Small Cap Growth Portfolio	(b	)	—	9,457,061	12,049,590	2,179,933	(1,703,900)	1,897,665	10,087	139,313	621,276	19,520,483
ON Bond Portfolio	(b	)	4,275,363	706,945	—	1,141,070	56,257	440,390	92,823	—	227,114	4,337,885
ON ClearBridge Small Cap Portfolio	(a	)	10,226,333	1,337,670	(12,049,590)	2,091,598	2,100,957	476,228	23,620	602,905	—	—
ON Equity Portfolio	(a	)	8,457,091	1,153,705	(11,120,471)	1,687,154	2,369,235	827,594	72,293	1,055,423	—	—
ON Federated High Income Bond Portfolio	(b	)	4,246,399	485,464	—	822,130	62,777	365,375	177,785	—	209,661	4,337,885
ON International Equity Portfolio	(b	)	55,656,074	1,503,377	—	13,920,552	(1,317,304)	10,133,026	846,505	—	3,354,035	52,054,621
ON Janus Henderson Enterprise Portfolio	(b	)	4,289,634	308,575	—	1,416,016	70,733	1,084,959	—	206,512	89,386	4,337,885
ON Janus Henderson Forty Portfolio	(b	)	17,129,289	6,456,535	—	6,905,089	407,337	4,601,353	—	1,662,712	832,288	21,689,425
ON Janus Henderson Venture Portfolio	(b	)	25,305,964	3,430,846	—	14,930,716	3,300,345	245,101	—	2,488,441	511,996	17,351,540
ON Nasdaq-100® Index Portfolio	(b	)	29,738,185	4,737,621	—	9,982,119	741,362	5,130,146	145,844	3,987,412	1,531,276	30,365,195
ON S&P 500® Index Portfolio	(b	)	72,479,169	7,180,684	—	18,860,901	3,617,912	9,327,182	881,195	6,011,315	2,215,201	73,744,046
ON S&P MidCap 400® Index Portfolio	(b	)	33,609,521	17,702,520	—	8,324,409	145,306	8,921,683	430,112	—	2,704,136	52,054,621

Total Open-End Mutual Funds							$7,016,344	$57,805,244	$3,804,375	$17,612,994		$349,199,746

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment met the definition of “affiliated person” at a point in time during the year ended December 31, 2019, as the Portfolio directly or indirectly owned, controlled, or held with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2019

	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$284,868,306	$543,833,504	$468,013,917	$47,916,148	$197,280,953	$170,167,100	$110,109,645
Cash	—	47,300	—	—	—	—	—
Cash subject to usage restrictions	—	163,800	545,494	56,105	—	—	—
Foreign currencies, at value**	—	—	6,090,110	607,415	—	—	8,119
Receivable for securities sold	—	—	—	—	—	480,860	28,409
Receivable for fund shares sold	3,310,919	255,186	238,170	25,784	31,478	585,339	17,491
Receivable for variation margin on futures contracts	—	2,923	—	380	—	—	—
Dividends and accrued interest receivable	2,512,019	1,854,975	359,120	85,777	68,235	39,357	41,537
Foreign tax reclaim receivable	9,937	27,160	496,179	56,717	—	14,817	2,499
Prepaid expenses and other assets	3,228	7,394	7,287	778	2,960	2,572	1,672

Total assets	290,704,409	546,192,242	475,750,277	48,749,104	197,383,626	171,290,045	110,209,372

Liabilities:
Cash overdraft	—	—	333,522	381,587	—	—	—
Payable for securities purchased	—	—	—	—	—	407,897	—
Payable for fund shares redeemed	78,962	685,529	717,108	50,731	291,791	66,512	134,552
Payable for investment management services	128,852	222,956	286,939	30,334	116,836	113,452	78,179
Payable for variation margin on futures contracts	—	—	20,955	—	—	—	—
Accrued custody expense	2,444	10,936	78,802	50,026	2,776	5,023	3,907
Accrued professional fees	7,480	15,553	7,955	7,021	7,336	7,277	7,148
Accrued accounting fees	12,767	27,452	18,648	6,938	6,989	6,968	4,889
Accrued printing and filing fees	3,240	5,707	4,874	887	2,286	2,039	1,466
Other liabilities	5,795	5,832	5,863	5,678	5,759	5,752	5,716
Withholding tax payable	—	57	38,173	4,511	—	266	446

Total liabilities	239,540	974,022	1,512,839	537,713	433,773	615,186	236,303

Net assets	$290,464,869	$545,218,220	$474,237,438	$48,211,391	$196,949,853	$170,674,859	$109,973,069

Net assets consist of:
Paid in capital	275,534,870	495,811,762	470,548,757	52,837,835	155,687,766	122,650,827	90,538,381
Total distributable earnings	14,929,999	49,406,458	3,688,681	(4,626,444)	41,262,087	48,024,032	19,434,688

Net assets	$290,464,869	$545,218,220	$474,237,438	$48,211,391	$196,949,853	$170,674,859	$109,973,069

*Investments in securities of unaffiliated issuers, at cost	$271,412,293	$497,376,983	$455,838,382	$47,226,702	$160,348,610	$126,089,657	$92,057,380

**Foreign currencies, at cost	$—	$—	$6,049,112	$602,463	$—	$—	$8,076

Shares outstanding, par value, $1 per share	15,210,114	15,894,322	30,548,709	1,586,288	7,558,455	5,036,492	2,266,150

Authorized Fund shares allocated to Portfolio	40,000,000	95,000,000	90,000,000	22,000,000	24,000,000	30,000,000	21,000,000

Net asset value per share	$19.10	$34.30	$15.52	$30.39	$26.06	$33.89	$48.53

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2019

	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$1,203,994,563	$319,393,233	$195,559,523	$354,340,408	$432,885,132	$206,240,988	$450,816,570
Cash	1,492,309	5,090	—	589,635	29,008	17,103	1,995,264
Cash subject to usage restrictions	182,700	235,620	—	187,200	195,300	117,000	165,600
Foreign currencies, at value**	—	284,359	—	—	—	—	—
Receivable for fund shares sold	298,409	280,990	317,077	53,228	262,898	106,521	4,840
Receivable for variation margin on futures contracts	1,575	13,090	—	—	7,210	3,127	4,196
Dividends and accrued interest receivable	1,226,964	1,091,104	3,159,444	140,034	546,046	113,463	508,973
Foreign tax reclaim receivable	—	187,657	—	—	—	—	5,440
Prepaid expenses and other assets	18,173	4,962	2,517	5,214	6,023	2,859	6,072

Total assets	1,207,214,693	321,496,105	199,038,561	355,315,719	433,931,617	206,601,061	453,506,955

Liabilities:
Payable for securities purchased	—	—	—	—	—	—	886,025
Payable for fund shares redeemed	4,190,630	595,151	232,156	2,183,691	3,070,836	1,580,726	1,497,239
Payable for investment management services	341,535	183,268	118,446	105,880	233,426	133,286	133,896
Payable for variation margin on futures contracts	—	—	—	3,319	—	—	—
Accrued custody expense	25,828	8,907	2,546	7,274	12,116	6,249	15,894
Accrued professional fees	9,517	7,615	7,351	7,675	18,763	14,664	7,894
Accrued accounting fees	37,888	10,866	17,703	11,422	16,119	9,848	16,210
Accrued printing and filing fees	11,726	3,433	2,462	3,751	4,487	2,410	4,686
Other liabilities	6,195	5,804	5,754	5,814	5,903	5,757	5,853
Withholding tax payable	—	—	—	600	—	—	—

Total liabilities	4,623,319	815,044	386,418	2,329,426	3,361,650	1,752,940	2,567,697

Commitments and contingent liabilities (see Note 9 of Notes to Financial Statements)
Net assets	$1,202,591,374	$320,681,061	$198,652,143	$352,986,293	$430,569,967	$204,848,121	$450,939,258

Net assets consist of:
Paid in capital	895,929,502	311,859,531	201,234,085	245,159,638	390,855,589	183,431,791	420,706,397
Total distributable earnings	306,661,872	8,821,530	(2,581,942)	107,826,655	39,714,378	21,416,330	30,232,861

Net assets	$1,202,591,374	$320,681,061	$198,652,143	$352,986,293	$430,569,967	$204,848,121	$450,939,258

*Investments in securities of unaffiliated issuers, at cost	$906,492,874	$312,505,358	$194,912,429	$262,832,483	$390,902,503	$184,731,640	$419,965,002

**Foreign currencies, at cost	$—	$279,890	$—	$—	$—	$—	$—

Shares outstanding, par value, $1 per share	36,125,992	17,104,854	9,603,568	17,796,624	13,068,079	6,520,319	23,423,627

Authorized Fund shares allocated to Portfolio	90,000,000	75,000,000	45,000,000	50,000,000	73,000,000	30,000,000	50,000,000

Net asset value per share	$33.29	$18.75	$20.69	$19.83	$32.95	$31.42	$19.25

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2019

	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio

Assets:
Investments in securities of unaffiliated issuers, at value*	$113,749,353	$410,244,708	$48,133,132	$115,134,824	$461,102,157	$536,146,689	$84,607,674
Investments in affiliates, at value**	—	—	27,004,616	108,169,495	648,740,702	1,425,934,091	349,199,746
Cash	11,453	52,230	—	—	—	—	—
Cash subject to usage restrictions	44,100	300,560	—	—	—	—	—
Receivable for securities sold	—	26,041	253,933	809,643	5,302,937	7,004,671	695,616
Receivable for fund shares sold	32,241	281,669	—	375	68,280	3,224	—
Receivable for variation margin on futures contracts	333	—	—	—	—	—	—
Receivable for TBA sales commitments	—	1,415,234	—	—	—	—	—
Dividends and accrued interest receivable	98,419	1,047,838	—	—	—	—	—
Prepaid expenses and other assets	1,675	6,071	972	2,908	13,940	24,117	5,314

Total assets	113,937,574	413,374,351	75,392,653	224,117,245	1,115,228,016	1,969,112,792	434,508,350

Liabilities:
Payable for securities purchased	—	7,651,749	5,910	773,689	5,118,960	6,630,305	586,641
Payable for fund shares redeemed	655,986	151,623	253,189	36,329	252,257	377,590	108,975
Payable for investment management services	63,022	305,267	7,026	57,747	321,958	673,084	149,029
Payable for variation margin on futures contracts	—	168,815	—	—	—	—	—
TBA sales commitments, at value (proceeds $1,415,234)	—	1,416,142	—	—	—	—	—
Accrued custody expense	6,435	21,971	633	631	727	906	691
Accrued professional fees	7,161	7,792	6,393	6,723	8,675	10,490	7,162
Accrued accounting fees	5,606	33,814	6,215	6,353	6,389	6,389	6,329
Accrued printing and filing fees	1,499	4,367	1,139	2,523	10,800	18,770	4,489
Other liabilities	5,706	5,834	9,233	9,582	10,017	10,175	9,344

Total liabilities	745,415	9,767,374	289,738	893,577	5,729,783	7,727,709	872,660

Net assets	$113,192,159	$403,606,977	$75,102,915	$223,223,668	$1,109,498,233	$1,961,385,083	$433,635,690

Net assets consist of:
Paid in capital	96,536,605	330,937,074	73,492,171	220,830,683	1,096,426,876	1,953,151,312	435,231,649
Total distributable earnings	16,655,554	72,669,903	1,610,744	2,392,985	13,071,357	8,233,771	(1,595,959)

Net assets	$113,192,159	$403,606,977	$75,102,915	$223,223,668	$1,109,498,233	$1,961,385,083	$433,635,690

*Investments in securities of unaffiliated issuers, at cost	$98,365,191	$344,149,794	$47,082,186	$112,218,149	$448,745,754	$523,802,182	$83,108,776

**Investments in affiliates, at cost	$—	$—	$25,170,936	$99,697,026	$593,145,473	$1,293,298,993	$316,732,588

Shares outstanding, par value, $1 per share	4,110,394	27,244,322	6,696,649	19,630,531	96,683,108	168,607,241	36,330,731

Authorized Fund shares allocated to Portfolio	30,000,000	85,000,000	30,000,000	70,000,000	200,000,000	300,000,000	100,000,000

Net asset value per share	$27.54	$14.81	$11.21	$11.37	$11.48	$11.63	$11.94

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2019

	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio

Investment income:
Interest	$9,723,408	$1,860,927	$—	$2	$10,948	$6,618	$—
Dividends from unaffiliated issuers, net of taxes withheld*	56,311	3,461,317	14,215,554	1,764,290	1,534,300	932,038	1,134,332

Total investment income	9,779,719	5,322,244	14,215,554	1,764,292	1,545,248	938,656	1,134,332

Expenses:
Management fees	1,386,276	1,138,421	3,538,998	437,139	1,409,358	1,397,649	910,177
Custodian fees	12,025	29,314	315,276	193,248	13,433	34,951	15,628
Directors’ fees	23,235	16,145	42,401	4,850	17,393	16,430	9,822
Professional fees	25,425	28,320	29,650	21,170	24,025	23,637	25,813
Accounting fees	53,301	55,399	77,063	28,319	29,056	29,901	20,224
Administration fees	23,027	23,687	34,791	33,389	23,634	24,818	23,947
Printing and filing fees	17,050	27,122	20,093	10,261	13,292	12,427	11,174
Compliance expense	10,759	10,759	10,759	10,759	10,759	10,759	10,759
Other	6,385	4,345	17,450	1,717	5,048	6,059	2,439

Total expenses	1,557,483	1,333,512	4,086,481	740,852	1,545,998	1,556,631	1,029,983

Net investment income (loss)	8,222,236	3,988,732	10,129,073	1,023,440	(750)	(617,975)	104,349

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers, net of foreign capital gain taxes**	883,529	27,301,257	2,115,594	(5,546,534)	19,451,811	28,909,727	6,551,258
Futures contracts	—	634,273	312,615	47,205	—	—	—
Foreign currency related transactions	—	27	165,606	(31,578)	—	(429)	36
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	26,034,272	24,621,017	76,172,615	9,615,664	39,698,662	23,375,806	26,933,672
Futures contracts	—	62,161	(26,533)	(3,868)	—	—	—
Foreign currency related transactions	—	3	45,616	6,256	—	(317)	49

Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	26,917,801	52,618,738	78,785,513	4,087,145	59,150,473	52,284,787	33,485,015

Change in net assets from operations	$35,140,037	$56,607,470	$88,914,586	$5,110,585	$59,149,723	$51,666,812	$33,589,364

*Taxes withheld	$—	$375	$1,688,116	$188,006	$9,366	$4,734	$26,836

**Foreign capital gain taxes	$—	$—	$—	$155	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2019

	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio

Investment income:
Interest	$20,535	$—	$12,136,771	$12,553	$67	$76	$6,258
Dividends from unaffiliated issuers, net of taxes withheld*	23,651,871	15,033,321	126,993	3,664,609	4,498,751	1,184,679	6,546,327

Total investment income	23,672,406	15,033,321	12,263,764	3,677,162	4,498,818	1,184,755	6,552,585

Expenses:
Management fees	3,947,669	2,271,851	1,411,857	1,216,909	1,448,556	898,435	1,295,536
Custodian fees	152,058	31,456	12,630	46,168	36,807	27,649	110,530
Directors’ fees	104,627	28,945	18,187	30,314	17,053	9,142	31,254
Professional fees	43,976	28,894	24,164	26,978	28,120	26,184	27,893
Accounting fees	158,208	45,292	70,462	47,241	36,645	27,692	59,685
Administration fees	26,532	23,968	22,668	23,808	23,269	23,664	25,303
Printing and filing fees	40,356	16,532	16,724	18,055	36,187	29,350	18,650
Compliance expense	10,759	10,759	10,759	10,759	10,759	10,759	10,759
Other	34,964	10,217	5,638	10,276	6,073	2,649	7,566

Total expenses	4,519,149	2,467,914	1,593,089	1,430,508	1,643,469	1,055,524	1,587,176

Net investment income	19,153,257	12,565,407	10,670,675	2,246,654	2,855,349	129,231	4,965,409

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	108,504,959	1,843,629	(897,568)	61,349,935	(2,209,220)	5,007,440	(716,685)
Futures contracts	1,734,821	(4,867)	—	765,032	706,311	58,297	364,584
Foreign currency related transactions	—	(177,219)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	188,577,165	42,150,986	18,766,682	47,743,317	70,928,870	24,414,790	80,533,145
Futures contracts	11,247	88,121	—	73,642	79,189	27,872	48,239
Foreign currency related transactions	—	1,813	—	—	—	—	—

Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	298,828,192	43,902,463	17,869,114	109,931,926	69,505,150	29,508,399	80,229,283

Change in net assets from operations	$317,981,449	$56,467,870	$28,539,789	$112,178,580	$72,360,499	$29,637,630	$85,194,692

*Taxes withheld	$—	$216,977	$—	$3,899	$17,826	$—	$4,702

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2019

	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio

Investment income:
Interest	$37	$3,962,529	$—	$—	$9	$—	$—
Dividends from unaffiliated issuers, net of taxes withheld*	1,489,610	5,106,323	1,660,838	3,908,695	14,345,164	16,000,918	2,062,949
Dividends from affililiates	—	—	590,399	1,955,654	9,883,040	17,799,228	3,804,375

Total investment income	1,489,647	9,068,852	2,251,237	5,864,349	24,228,213	33,800,146	5,867,324

Expenses:
Management fees	703,802	3,427,198	303,848	913,092	4,453,269	7,741,625	1,712,153
Custodian fees	26,022	81,970	2,668	2,716	3,109	3,822	2,952
Directors’ fees	9,749	34,395	7,002	20,742	100,092	173,849	38,558
Professional fees	22,301	27,921	20,692	23,751	41,593	58,217	27,802
Accounting fees	21,641	146,555	24,906	25,460	25,637	25,697	25,433
Administration fees	23,255	24,668	38,335	41,065	47,649	52,635	43,149
Printing and filing fees	17,494	22,154	9,671	13,402	35,671	56,985	18,778
Compliance expense	10,759	10,759	10,759	10,759	10,759	10,759	10,759
Recoupment of previously reimbursed expenses	—	—	—	—	—	431,342	118,816
Other	3,083	10,279	1,925	5,965	29,944	51,971	11,315

Total expenses	838,106	3,785,899	419,806	1,056,952	4,747,723	8,606,902	2,009,715

Less expenses reduced or reimbursed by advisor	—	—	(220,103)	(261,201)	(778,985)	(253,374)	(64,344)

Net expenses	838,106	3,785,899	199,703	795,751	3,968,738	8,353,528	1,945,371

Net investment income	651,541	5,282,953	2,051,534	5,068,598	20,259,475	25,446,618	3,921,953

Realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	5,436,641	11,316,415	(3,331)	(190,136)	(2,452,115)	(7,506,206)	(2,231,190)
Investments in affiliates	—	—	687,064	949,208	9,974,213	24,820,759	7,016,344
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	225,073	512,203	1,369,503	2,494,288	82,499
Capital gain distributions received from underlying affiliated mutual funds	—	—	822,106	4,535,606	24,486,773	63,410,505	17,612,994
Futures contracts	186,618	29,204,407	—	—	—	—	—
Foreign currency related transactions	—	436	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	25,857,410	43,362,569	2,673,060	7,748,097	41,229,284	75,057,804	16,685,057
Investments in affiliates	—	—	3,013,409	16,659,826	104,904,153	234,761,601	57,805,244
Futures contracts	18,034	(4,554,030)	—	—	—	—	—

Net realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	31,498,703	79,329,797	7,417,381	30,214,804	179,511,811	393,038,751	96,970,948

Change in net assets from operations	$32,150,244	$84,612,750	$9,468,915	$35,283,402	$199,771,286	$418,485,369	$100,892,901

*Taxes withheld	$33	$12,716	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON International Equity Portfolio		ON Foreign Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income	$8,222,236	$9,665,588	$3,988,732	$774,383	$10,129,073	$9,203,118	$1,023,440	$1,198,783
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	883,529	(1,332,707)	27,935,557	4,734,973	2,593,815	(13,437,629)	(5,530,907)	920,353
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	26,034,272	(18,121,945)	24,683,181	(15,186,311)	76,191,698	(81,640,074)	9,618,052	(12,858,643)

Change in net assets from operations	35,140,037	(9,789,064)	56,607,470	(9,676,955)	88,914,586	(85,874,585)	5,110,585	(10,739,507)

Distributions to shareholders	(6,277,707)	—	(25,500,324)	—	(7,735,538)	—	(765,355)	—

Capital transactions:
Received from shares sold	61,748,018	38,682,232	18,470,860	10,920,667	14,258,974	522,211,794	3,434,137	7,071,488
Received from shares issued in reorganizations	—	—	462,055,756	—	—	—	—	—
Received from dividends reinvested	6,277,707	—	25,500,324	—	7,735,538	—	765,355	—
Paid for shares redeemed	(64,113,870)	(88,523,835)	(45,479,414)	(16,074,459)	(147,693,116)	(75,666,960)	(15,419,958)	(20,936,084)

Change in net assets from capital transactions	3,911,855	(49,841,603)	460,547,526	(5,153,792)	(125,698,604)	446,544,834	(11,220,466)	(13,864,596)

Change in net assets	32,774,185	(59,630,667)	491,654,672	(14,830,747)	(44,519,556)	360,670,249	(6,875,236)	(24,604,103)
Net assets:
Beginning of year	257,690,684	317,321,351	53,563,548	68,394,295	518,756,994	158,086,745	55,086,627	79,690,730

End of year	$290,464,869	$257,690,684	$545,218,220	$53,563,548	$474,237,438	$518,756,994	$48,211,391	$55,086,627

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON Janus Henderson Forty Portfolio		ON Janus Henderson Venture Portfolio		ON Janus Henderson Enterprise Portfolio		ON S&P 500® Index Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(750)	$(181,828)	$(617,975)	$(597,775)	$104,349	$59,084	$19,153,257	$19,156,628
Net realized gain on investments, futures contracts, and foreign currency related transactions	19,451,811	9,044,086	28,909,298	36,513,561	6,551,294	19,972,986	110,239,780	123,480,167
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	39,698,662	(14,617,276)	23,375,489	(46,188,021)	26,933,721	(26,217,301)	188,588,412	(196,611,132)

Change in net assets from operations	59,149,723	(5,755,018)	51,666,812	(10,272,235)	33,589,364	(6,185,231)	317,981,449	(53,974,337)

Distributions to shareholders	(15,119,874)	—	(24,504,430)	—	(5,240,352)	—	(112,068,403)	—

Capital transactions:
Received from shares sold	47,877,936	131,184,789	13,407,144	28,648,853	5,724,811	57,214,680	100,470,240	347,702,650
Received from dividends reinvested	15,119,874	—	24,504,430	—	5,240,352	—	112,068,403	—
Paid for shares redeemed	(59,415,089)	(36,734,844)	(101,846,524)	(87,143,672)	(31,932,168)	(26,241,838)	(327,398,850)	(326,345,158)

Change in net assets from capital transactions	3,582,721	94,449,945	(63,934,950)	(58,494,819)	(20,967,005)	30,972,842	(114,860,207)	21,357,492

Change in net assets	47,612,570	88,694,927	(36,772,568)	(68,767,054)	7,382,007	24,787,611	91,052,839	(32,616,845)
Net assets:
Beginning of year	149,337,283	60,642,356	207,447,427	276,214,481	102,591,062	77,803,451	1,111,538,535	1,144,155,380

End of year	$196,949,853	$149,337,283	$170,674,859	$207,447,427	$109,973,069	$102,591,062	$1,202,591,374	$1,111,538,535

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON BlackRock Advantage Large Cap Value Portfolio		ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income	$12,565,407	$17,166,976	$10,670,675	$15,221,264	$2,246,654	$2,359,160	$2,855,349	$1,258,378
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,661,543	15,250,075	(897,568)	(539,202)	62,114,967	47,305,884	(1,502,909)	21,820,877
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	42,240,920	(75,279,284)	18,766,682	(21,613,364)	47,816,959	(58,771,178)	71,008,059	(55,659,595)

Change in net assets from operations	56,467,870	(42,862,233)	28,539,789	(6,931,302)	112,178,580	(9,106,134)	72,360,499	(32,580,340)

Distributions to shareholders	(12,498,626)	—	(8,186,705)	—	(47,519,641)	—	(2,159,153)	—

Capital transactions:
Received from shares sold	18,418,626	32,510,016	18,147,369	22,584,954	32,049,119	203,694,976	7,056,986	24,292,885
Received from shares issued in reorganizations	—	—	—	—	—	—	312,578,298	—
Received from dividends reinvested	12,498,626	—	8,186,705	—	47,519,641	—	2,159,153	—
Paid for shares redeemed	(76,044,468)	(264,473,671)	(50,117,305)	(132,623,908)	(118,823,588)	(124,224,169)	(116,770,432)	(60,069,872)

Change in net assets from capital transactions	(45,127,216)	(231,963,655)	(23,783,231)	(110,038,954)	(39,254,828)	79,470,807	205,024,005	(35,776,987)

Change in net assets	(1,157,972)	(274,825,888)	(3,430,147)	(116,970,256)	25,404,111	70,364,673	275,225,351	(68,357,327)
Net assets:
Beginning of year	321,839,033	596,664,921	202,082,290	319,052,546	327,582,182	257,217,509	155,344,616	223,701,943

End of year	$320,681,061	$321,839,033	$198,652,143	$202,082,290	$352,986,293	$327,582,182	$430,569,967	$155,344,616

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON BlackRock Advantage Small Cap Growth Portfolio		ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$129,231	$(278,025)	$4,965,409	$1,928,886	$651,541	$501,750	$5,282,953	$4,499,219
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	5,065,737	8,841,303	(352,101)	3,662,528	5,623,259	15,780,396	40,521,258	7,276,307
Change in unrealized appreciation/depreciation on investments and futures contracts	24,442,662	(7,430,497)	80,581,384	(55,549,977)	25,875,444	(31,162,980)	38,808,539	(14,874,374)

Change in net assets from operations	29,637,630	1,132,781	85,194,692	(49,958,563)	32,150,244	(14,880,834)	84,612,750	(3,098,848)

Distributions to shareholders	(1,583,506)	—	(3,723,816)	—	(3,920,333)	—	(33,102,023)	—

Capital transactions:
Received from shares sold	67,085,654	6,244,393	147,897,604	294,163,638	27,125,358	16,790,977	46,090,331	67,212,455
Received from shares issued in reorganizations	113,327,536	—	—	—	—	—	—	—
Received from dividends reinvested	1,583,506	—	3,723,816	—	3,920,333	—	33,102,023	—
Paid for shares redeemed	(30,664,664)	(38,689,793)	(88,790,895)	(26,349,955)	(33,558,151)	(42,484,491)	(74,163,800)	(61,216,514)

Change in net assets from capital transactions	151,332,032	(32,445,400)	62,830,525	267,813,683	(2,512,460)	(25,693,514)	5,028,554	5,995,941

Change in net assets	179,386,156	(31,312,619)	144,301,401	217,855,120	25,717,451	(40,574,348)	56,539,281	2,897,093
Net assets:
Beginning of year	25,461,965	56,774,584	306,637,857	88,782,737	87,474,708	128,049,056	347,067,696	344,170,603

End of year	$204,848,121	$25,461,965	$450,939,258	$306,637,857	$113,192,159	$87,474,708	$403,606,977	$347,067,696

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets

	ON Conservative Model Portfolio		ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income	$2,051,534	$1,510,170	$5,068,598	$3,575,597	$20,259,475	$10,526,530	$25,446,618	$10,080,252	$3,921,953	$845,686
Net realized gain on investments and capital gain distributions received from underlying mutual funds	1,730,912	1,817,278	5,806,881	9,612,832	33,378,374	67,642,977	83,219,346	127,657,022	22,480,647	31,124,553
Change in unrealized appreciation/depreciation on investments	5,686,469	(6,039,704)	24,407,923	(28,270,231)	146,133,437	(180,255,198)	309,819,405	(366,502,824)	74,490,301	(88,888,976)

Change in net assets from operations	9,468,915	(2,712,256)	35,283,402	(15,081,802)	199,771,286	(102,085,691)	418,485,369	(228,765,550)	100,892,901	(56,918,737)

Distributions to shareholders	(2,260,264)	—	(7,104,987)	—	(22,640,298)	—	(48,028,519)	—	(12,213,533)	—
Return of capital	—	—	(372,215)	—	(17,493,344)	—	(57,954,547)	—	(6,226,565)	—

Total distributions	(2,260,264)	—	(7,477,202)	—	(40,133,642)	—	(105,983,066)	—	(18,440,098)	—

Capital transactions:
Received from shares sold	12,487,482	16,321,184	15,863,306	17,226,213	21,587,318	32,601,532	25,139,402	62,284,294	10,394,211	37,982,945
Received from dividends reinvested	2,260,264	—	7,477,202	—	40,133,642	—	105,983,066	—	18,440,098	—
Paid for shares redeemed	(25,853,548)	(34,326,169)	(65,140,990)	(90,882,373)	(258,751,251)	(346,200,979)	(427,228,533)	(535,321,797)	(101,803,149)	(100,690,231)

Change in net assets from capital transactions	(11,105,802)	(18,004,985)	(41,800,482)	(73,656,160)	(197,030,291)	(313,599,447)	(296,106,065)	(473,037,503)	(72,968,840)	(62,707,286)

Change in net assets	(3,897,151)	(20,717,241)	(13,994,282)	(88,737,962)	(37,392,647)	(415,685,138)	16,396,238	(701,803,053)	9,483,963	(119,626,023)
Net assets:
Beginning of year	79,000,066	99,717,307	237,217,950	325,955,912	1,146,890,880	1,562,576,018	1,944,988,845	2,646,791,898	424,151,727	543,777,750

End of year	$75,102,915	$79,000,066	$223,223,668	$237,217,950	$1,109,498,233	$1,146,890,880	$1,961,385,083	$1,944,988,845	$433,635,690	$424,151,727

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#		Expenses	Net investment income	Expenses	Net assets, end of year (millions)	Portfolio turnover rate

ON Bond Portfolio
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%		0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%		0.59%	3.27%	0.59%	$257.7	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%		0.63%	3.16%	0.63%	$317.3	114%
Year Ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%		0.65%	3.33%	0.65%	$158.7	88%
Year Ended December 31, 2015	$15.65	0.56	(0.88)	(0.32)	—	$15.33	(2.04)%		0.64%	3.46%	0.64%	$154.0	93%

ON BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%		0.59%	1.77%	0.59%	$545.2	97	%(a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%		0.77%	1.16%	0.77%	$53.6	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%		0.78%	1.02%	0.78%	$68.4	187%
Year Ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%		0.80%	1.09%	0.80%	$57.9	194%
Year Ended December 31, 2015	$24.15	0.28	0.24	0.52	(0.24)	$24.43	2.15%		0.77%	1.23%	0.77%	$48.7	186%

ON International Equity Portfolio
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%		0.87%	2.15%	0.87%	$474.2	105	%(b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%		0.86%	1.93%	0.86%	$518.8	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	—	$15.08	26.83%		1.06%	1.25%	1.06%	$158.1	132	%(c)
Year Ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	—	$11.89	(4.88)%		1.02%	1.57%	1.02%	$141.5	69%
Year Ended December 31, 2015	$12.55	0.19	(0.24)	(0.05)	—	$12.50	(0.40	)%(d)	1.00%	1.21%	1.00%	$159.0	72%

ON Foreign Portfolio
Year Ended December 31, 2019	$28.03	0.65	2.20	2.85	(0.49)	$30.39	10.17%		1.43%	1.97%	1.43%	$48.2	112	%(b)
Year Ended December 31, 2018	$33.22	0.57	(5.76)	(5.19)	—	$28.03	(15.62)%		1.17%	1.72%	1.17%	$55.1	22%
Year Ended December 31, 2017	$27.72	0.32	5.18	5.50	—	$33.22	19.84%		1.22%	1.01%	1.22%	$79.7	126	%(c)
Year Ended December 31, 2016	$29.98	0.26	(2.52)	(2.26)	—	$27.72	(7.54)%		1.24%	0.89%	1.24%	$66.7	51%
Year Ended December 31, 2015	$27.39	0.03	2.56	2.59	—	$29.98	9.46	%(d)	1.23%	0.12%	1.23%	$78.3	58%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. See Note 3 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC (“BlackRock”).

(b)

Effective December 7, 2019, the sub-adviser to the ON International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC, and the sub-adviser to the ON Foreign Portfolio changed from Templeton Global Advisors Limited to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the year ended December 31, 2019 as compared to prior years.

(c)

Effective May 1, 2017, the sub-adviser to the ON International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC, and the sub-adviser to the ON Foreign Portfolio changed from Federated Global Investment Management Corp. to Templeton Global Advisors Limited. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the year ended December 31, 2017 as compared to prior years.

(d)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data									Ratios and supplemental data

		Operations				Distributions				Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser			Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#		Expenses	Net investment income (loss)		Expenses	Net assets, end of year (millions)	Portfolio turnover rate

ON Janus Henderson Forty Portfolio
Year Ended December 31, 2019	$20.97	(—	)(a)	7.25	7.25	(2.16)	$26.06	34.89%		0.81%	(—	)%(a)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)		1.07	1.04	—	$20.97	5.22%		0.87%	(0.15)%		0.87%	$149.3	48%
Year Ended December 31, 2017	$15.61	(0.03)		4.35	4.32	—	$19.93	27.67%		0.96%	(0.15)%		0.96%	$60.6	57%
Year Ended December 31, 2016	$15.09	(0.02)		0.54	0.52	—	$15.61	3.45%		0.95%	(0.09)%		0.95%	$49.9	63%
Year Ended December 31, 2015	$13.70	(0.01)		1.40	1.39	—	$15.09	10.15%		0.93%	(0.10)%		0.93%	$51.4	60%

ON Janus Henderson Venture Portfolio
Year Ended December 31, 2019	$30.89	(0.15)		8.87	8.72	(5.72)	$33.89	28.61%		0.88%	(0.35)%		0.88%	$170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)		(2.00)	(2.10)	—	$30.89	(6.37)%		0.85%	(0.23)%		0.85%	$207.4	33%
Year Ended December 31, 2017	$26.61	(0.06)		6.44	6.38	—	$32.99	23.98%		0.85%	(0.19)%		0.85%	$276.2	26%
Year Ended December 31, 2016	$25.01	0.01		1.59	1.60	—	$26.61	6.40%		0.86%	0.04%		0.86%	$232.3	25%
Year Ended December 31, 2015	$25.07	(0.03)		(0.03)	(0.06)	—	$25.01	(0.24	)%(b)	0.85%	(0.12)%		0.85%	$238.2	37%

ON Janus Henderson Enterprise Portfolio
Year Ended December 31, 2019	$37.36	0.05		13.54	13.59	(2.42)	$48.53	36.57%		0.96%	0.10%		0.96%	$110.0	10%
Year Ended December 31, 2018	$38.60	0.02		(1.26)	(1.24)	—	$37.36	(3.21)%		0.96%	0.06%		0.96%	$102.6	103	%(c)
Year Ended December 31, 2017	$30.37	(0.09)		8.32	8.23	—	$38.60	27.10%		0.98%	(0.24)%		0.98%	$77.8	57%
Year Ended December 31, 2016	$29.90	(0.09)		0.56	0.47	—	$30.37	1.57%		0.98%	(0.29)%		0.98%	$70.2	61%
Year Ended December 31, 2015	$31.49	(0.07)		(1.52)	(1.59)	—	$29.90	(5.05	)%(b)	0.94%	(0.21)%		0.94%	$78.7	59%

ON S&P 500® Index Portfolio
Year Ended December 31, 2019	$28.11	0.57		8.00	8.57	(3.39)	$33.29	30.97%		0.39%	1.64%		0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48		(1.89)	(1.41)	—	$28.11	(4.78)%		0.38%	1.58%		0.38%	$1,111.5	18%
Year Ended December 31, 2017	$24.32	0.37		4.83	5.20	—	$29.52	21.38%		0.38%	1.65%		0.38%	$1,144.2	8%
Year Ended December 31, 2016	$21.82	0.25		2.25	2.50	—	$24.32	11.46%		0.42%	1.84%		0.42%	$842.6	8%
Year Ended December 31, 2015	$21.93	0.37		(0.17)	0.20	(0.31)	$21.82	0.91%		0.41%	1.72%		0.41%	$410.7	14%

(a)	Less than $0.005 per share, or 0.005%.
(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.
(c)

Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income	Expenses	Net assets, end of year (millions)	Portfolio turnover rate

ON BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$320.7	127	%(a)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$321.8	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%	0.75%	3.77%	0.75%	$596.7	27%
Year Ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%	0.78%	3.19%	0.78%	$475.5	32%
Year Ended December 31, 2015	$13.92	0.53	0.06	0.59	(0.44)	$14.07	4.26%	0.78%	3.47%	0.78%	$309.8	13%

ON Federated High Income Bond Portfolio
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%	0.74%	5.21%	0.74%	$319.1	30%
Year Ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%	0.80%	5.56%	0.80%	$313.8	30%
Year Ended December 31, 2015	$16.32	1.18	(1.68)	(0.50)	—	$15.82	(3.06)%	0.80%	5.65%	0.80%	$194.2	29%
ON Nasdaq-100® Index Portfolio
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	0.45%	0.71%	0.45%	$257.2	9%
Year Ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	0.48%	0.84%	0.48%	$156.1	13%
Year Ended December 31, 2015	$10.88	0.09	0.91	1.00	(0.08)	$11.80	9.14%	0.46%	0.79%	0.46%	$138.6	19%

ON BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152	%(b)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	0.82%	0.47%	0.82%	$223.7	220%
Year Ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	0.83%	0.49%	0.83%	$207.9	223%
Year Ended December 31, 2015	$20.75	0.12	0.73	0.85	(0.11)	$21.49	4.08%	0.81%	0.55%	0.81%	$218.7	228%

(a)

Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

(b)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. See Note 3 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 211%. Effective February 1, 2019, the sub-adviser to the ON BlackRock Advantage Large Cap Core Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions			Ratios to average net assets

								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate

ON BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114	%(a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$25.5	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	0.98%	(0.55)%	0.98%	$56.8	196%
Year Ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	0.92%	(0.62)%	0.92%	$94.6	188%
Year Ended December 31, 2015	$20.47	(0.11)	(0.76)	(0.87)	—	$19.60	(4.25)%	0.88%	(0.53)%	0.88%	$162.2	169%

ON S&P MidCap 400® Index Portfolio
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	0.71%	0.92%	0.71%	$88.8	41%
Year Ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	0.79%	1.24%	0.79%	$47.9	179	%(b)
Year Ended December 31, 2015	$14.49	0.25	(0.72)	(0.47)	(0.21)	$13.81	(3.24)%	0.77%	1.54%	0.77%	$46.3	72%

ON BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214	%(a)
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$87.5	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	0.88%	0.24%	0.88%	$128.0	218%
Year Ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	0.89%	0.36%	0.89%	$117.6	162%
Year Ended December 31, 2015	$16.44	0.08	0.86	0.94	(0.07)	$17.31	5.72%	0.86%	0.43%	0.86%	$116.2	168%

ON Risk Managed Balanced Portfolio
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105	%(c)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131	%(c)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	1.00%	1.22%	1.00%	$344.2	72	%(c)
Year Ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	1.03%	1.09%	1.03%	$272.1	78%
Year Ended December 31, 2015	$10.83	0.03	(0.17)	(0.14)	(0.03)	$10.66	(1.32)%	1.11%	0.81%	1.11%	$154.3	71%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the ON BlackRock Advantage Small Cap Growth Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. See Note 3 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 177%. Effective February 1, 2019, the sub-adviser to the ON BlackRock Advantage Small Cap Growth Portfolio and ON BlackRock Advantage Large Cap Growth Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

(b)

Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

(c)

The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data									Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses†	Net investment income†	Expenses†	Net assets, end of year (millions)	Portfolio turnover rate

ON Conservative Model Portfolio
Year Ended December 31, 2019	$10.21	0.31	1.04	1.35	(0.35)	—	(0.35)	$11.21	13.18%	0.26%	2.70%	0.55%	$75.1	23%
Year Ended December 31, 2018	$10.53	0.20	(0.52)	(0.32)	—	—	—	$10.21	(3.04)%	0.27%	1.70%	0.52%	$79.0	35%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.16	0.37	0.53	—	—	—	$10.53	5.30%	0.25%**	1.71%**	0.51%**	$99.7	29%*

ON Moderately Conservative Model Portfolio
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28%	1.26%	0.45%	$237.2	38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	—	—	—	$10.69	6.90%	0.25%**	1.40%**	0.45%**	$326.0	22%*

ON Balanced Model Portfolio
Year Ended December 31, 2019	$9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	—	—	—	$10.81	8.10%	0.25%**	1.01%**	0.42%**	$1,562.6	25%*

ON Moderate Growth Model Portfolio
Year Ended December 31, 2019	$9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	—	—	—	$11.05	10.50%	0.26%**	0.80%**	0.42%**	$2,646.8	23%*

ON Growth Model Portfolio
Year Ended December 31, 2019	$9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$9.86	(11.57)%	0.31%	0.17%	0.43%	$424.2	62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	—	—	—	$11.15	11.50%	0.25%**	0.51%**	0.43%**	$543.8	24%*

*	Not annualized
**	Annualized

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2019

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-one separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

⬛

ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

⬛	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

⬛

ON International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD)

⬛

ON Foreign Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

⬛	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

⬛	ON Janus Henderson Venture Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.

⬛

ON Janus Henderson Enterprise Portfolio – Long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

⬛

ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in securities included in the S&P 500® Index.

⬛

ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000 Value Index for the previous twelve months.

⬛

ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

⬛

ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

⬛

ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Index for the previous twelve months.

⬛

ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S&P MidCap 400® Index.

⬛

ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000 Growth Index for the previous twelve months.

⬛

ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

147	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

⬛

ON Conservative Model Portfolio* – Current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

⬛

ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

⬛

ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

⬛

ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

⬛

ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

*	Collectively, the “ON Model Portfolios”.

The names presented above reflect the current Portfolio names. Effective May 1, 2019, several Portfolios of the Fund underwent name changes. The changes, approved by the Fund’s Board of Directors (the “Board”), are detailed below:

Portfolio Name Prior to May 1, 2019	Current Portfolio Name
ON Omni Portfolio	ON BlackRock Balanced Allocation Portfolio
ON Bristol Portfolio	ON BlackRock Advantage Large Cap Core Portfolio
ON Bryton Growth Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio
ON Bristol Growth Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio

Also, effective December 7, 2019, the Board approved the change of the name of the ON Federated Strategic Value Dividend Portfolio to the ON BlackRock Advantage Large Cap Value Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Effective September 15, 2018 and March 16, 2018, respectively, ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
ON Bond	40,000,000
ON BlackRock Balanced Allocation	95,000,000
ON International Equity	90,000,000
ON Foreign	22,000,000
ON Janus Henderson Forty	24,000,000

Portfolio	Authorized Shares
ON Janus Henderson Venture	30,000,000
ON Janus Henderson Enterprise	21,000,000
ON S&P 500® Index	90,000,000
ON BlackRock Advantage Large Cap Value	75,000,000
ON Federated High Income Bond	45,000,000

148	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Portfolio	Authorized Shares
ON Nasdaq-100® Index	50,000,000
ON BlackRock Advantage Large Cap Core	73,000,000
ON BlackRock Advantage Small Cap Growth	30,000,000
ON S&P MidCap 400® Index	50,000,000
ON BlackRock Advantage Large Cap Growth	30,000,000
ON Risk Managed Balanced	85,000,000

Portfolio	Authorized Shares
ON Conservative Model	30,000,000
ON Moderately Conservative Model	70,000,000
ON Balanced Model	200,000,000
ON Moderate Growth Model	300,000,000
ON Growth Model	100,000,000

The Board periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions).

Over-the-counter traded American Depositary Receipts (“ADRs”) may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, bank loans, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

149	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.

Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2019:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds**	$—	$259,776,183	$—
	U.S. Treasury Obligations	—	10,992,698	—
	Asset-Backed Securities**	—	7,732,841	—
	Sovereign Issues	—	3,117,000	—
	Money Market Funds	3,249,584	—	—

		$3,249,584	$281,618,722	$—

150	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON BlackRock Balanced Allocation	Common Stocks**	$395,711,450	$—	$—
	Corporate Bonds**	—	141,085,207	—
	Asset-Backed Securities**	—	1,300,223	—
	Rights**	31,915	—	—
	Money Market Funds	5,704,709	—	—

		$401,448,074	$142,385,430	$—

	Futures Contracts	$62,161	$—	$—

ON International Equity	Common Stocks**	$5,472,361	$458,107,739	$—
	Money Market Funds	4,433,817	—	—

		$9,906,178	$458,107,739	$—

	Futures Contracts	$(26,533)	$—	$—

ON Foreign	Common Stocks**	$350,797	$46,743,659	$—
	Money Market Funds	821,692	—	—

		$1,172,489	$46,743,659	$—

	Futures Contracts	$(3,868)	$—	$—

ON Janus Henderson Forty	Common Stocks**	$194,211,250	$—	$—
	Money Market Funds	3,069,703	—	—

		$197,280,953	$—	$—

ON Janus Henderson Venture	Common Stocks**	$163,357,101	$1,074,745	$—
	Master Limited Partnerships**	2,380,095	—	—
	Money Market Funds	3,355,159	—	—

		$169,092,355	$1,074,745	$—

ON Janus Henderson Enterprise	Common Stocks**	$106,368,931	$1,668,338	$—
	Money Market Funds	2,072,376	—	—

		$108,441,307	$1,668,338	$—

ON S&P 500® Index	Common Stocks**	$1,201,715,776	$—	$—
	U.S. Treasury Obligations	—	199,366	—
	Money Market Funds	2,079,421	—	—

		$1,203,795,197	$199,366	$—

	Futures Contracts	$51,347	$—	$—

ON BlackRock Advantage Large Cap Value	Common Stocks**	$314,984,648	$—	$—
	Money Market Funds	4,408,585	—	—

		$319,393,233	$—	$—

	Futures Contracts	$88,121	$—	$—

ON Federated High Income Bond	Corporate Bonds**	$—	$188,521,214	$—
	Common Stocks**	256,041	—	—
	Money Market Funds	6,782,268	—	—

		$7,038,309	$188,521,214	$—

ON Nasdaq-100® Index	Common Stocks**	$350,509,091	$—	$—
	U.S. Treasury Obligations	—	79,746	—
	Money Market Funds	3,751,571	—	—

		$354,260,662	$79,746	$—

	Futures Contracts	$80,293	$—	$—

151	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON BlackRock Advantage Large Cap Core	Common Stocks**	$428,547,250	$—	$—
	Rights**	34,973	—	—
	Money Market Funds	4,302,909	—	—

		$432,885,132	$—	$—

	Futures Contracts	$79,189	$—	$—

ON BlackRock Advantage Small Cap Growth	Common Stocks**	$203,154,709	$—	$—
	Rights**	—	12,876	—
	Money Market Funds	3,073,403	—	—

		$206,228,112	$12,876	$—

	Futures Contracts	$27,872	$—	$—

ON S&P MidCap 400® Index	Common Stocks**	$447,492,286	$—	$—
	U.S. Treasury Obligations	—	99,683	—
	Money Market Funds	3,224,601	—	—

		$450,716,887	$99,683	$—

	Futures Contracts	$46,323	$—	$—

ON BlackRock Advantage Large Cap Growth	Common Stocks**	$112,669,548	$—	$—
	Rights**	16,103	—	—
	Money Market Funds	1,063,702	—	—

		$113,749,353	$—	$—

	Futures Contracts	$18,034	$—	$—

ON Risk Managed Balanced	Common Stocks**	$193,454,665	$—	$—
	Corporate Bonds**	—	46,759,808	—
	U.S. Government Agency Mortgage-Backed Securities	—	35,491,123	—
	U.S. Treasury Obligations	—	29,644,983	—
	Purchased Options	5,601,755	23,200,405	—
	Asset-Backed / Mortgage-Backed Securities**	—	9,117,954	—
	Preferred Securities**	184,599	521,794	—
	Money Market Funds	66,267,621	—	—

		$265,508,640	$144,736,067	$—

	Futures Contracts	$(1,797,268)	$—	$—

	TBA Sales Commitments	$—	$(1,416,142)	$—

ON Conservative Model	Open-End Mutual Funds	$75,137,748	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$223,304,319	$—	$—

ON Balanced Model	Open-End Mutual Funds	$1,109,842,859	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$1,962,080,780	$—	$—

ON Growth Model	Open-End Mutual Funds	$433,807,420	$—	$—

**	For detailed industry descriptions, see the accompanying Schedules of Investments.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

152	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The ON International Equity and ON Foreign Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

The Fund satisfies its distribution requirements, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, by using consent dividends and/or cash distributions. Consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or recognized. The Board’s intent is that the Fund will not distribute any realized gain distributions (consent or otherwise) until any applicable capital loss carryforwards have been offset.

The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

153	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.

Bank Loans

A Portfolio may invest in bank loans, which represent an interest in amounts owned by a borrower to a syndicate of lenders. Bank loans are generally non-investment grade and often involve borrowers whose financial condition is highly leveraged. Transactions in bank loans may settle on a delayed basis, which could result in proceeds from the sale not being readily available for a Portfolio to make additional investments or meet its redemption obligations. Bank loans are typically senior in the corporate capital structure of the borrower. Bank loans generally pay interest at variable rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”). Bank loans may involve foreign borrowers, and investments may be denominated in foreign currencies. While the Portfolios expect to invest in fully funded term loans, certain of the loans in which the Portfolios invest may include revolving loans, bridge loans, and delayed draw term loans. These investments are treated as fixed income securities for valuation purposes.

Bank loans may be acquired through either an assignment or a participation. In a participation, a Portfolio would have a contractual relationship with the lender, not with the borrower, and the lender would remain the official holder of the loan, with the participant owning the rights to the amount purchased. As such, the Portfolio would not only assume the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Portfolio and the borrower. In contrast, in an assignment, a Portfolio would become a direct signatory to the loan and receive interest and principal payments directly from the administrative agent. The ON Risk Managed Balanced Portfolio and the ON Federated High Income Bond Portfolio were the only Portfolios to hold bank loans during the year ended December 31, 2019, and all bank loans were held via assignment.

154	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

New Accounting Pronouncements and Regulations

In March 2017, the Financial Accounting Standards Board (the “FASB”) issued ASU 2017-08, “Premium Amortization on Purchased Callable Debt Securities”, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund adopted the ASU and concluded there was no significant impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement“, which modifies the disclosure requirements on fair value measurements included in Topic 820, Fair Value Measurement. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund has early-adopted the removal of the disclosure of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, as well as the policy for timing of transfers between levels. The Fund’s management is currently evaluating the impact of the other modifications of this ASU on the Fund’s financial statements.

Subsequent Events

At meetings held on November 14, 2019 and February 12, 2020, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved an amendment to the advisory agreement between ONI and the Fund for the purpose of adding five Portfolios to the Portfolios currently managed by the Adviser under the Advisory Agreement, as well as sub-advisory agreements related to the additional Portfolios. The dates of commencement for those Portfolios have yet to be determined. At the February 12, 2020 meeting, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved a merger of the ON International Equity Portfolio and the ON Foreign Portfolio. This merger will be effective on or about May 1, 2020.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Portfolio Reorganizations

At meetings held on May 16, 2019 and June 19, 2019, the Board approved reorganizations pursuant to which the assets of each of the ON Equity and ON Capital Appreciation Portfolios, ON ICON Balanced Portfolio, and ON ClearBridge Small Cap Portfolio (the “Target Portfolios”) would be acquired, and each of the Portfolio’s liabilities would be assumed, by the Portfolio (the “Survivor Portfolio”) listed opposite the Target Portfolio(s) in the chart below in exchange for shares of the Survivor Portfolio. The reorganizations were consummated effective as of the end of business on August 23, 2019.

Target Portfolios	To be reorganized into	Survivor Portfolios
ON Equity, ON Capital Appreciation	->	ON BlackRock Advantage Large Cap Core
ON ICON Balanced	->	ON BlackRock Balanced Allocation
ON ClearBridge Small Cap	->	ON BlackRock Advantage Small Cap Growth

The combination of assets for each reorganization presented opportunities for operational efficiencies, which should translate to a decrease in the rate of future expenses borne by the shareholders of the Survivor Portfolios. It is anticipated that no gain or loss for federal income tax purposes will be recognized by Portfolio shareholders as a result of the reorganizations. All fees and expenses incurred directly as a result of the reorganizations were borne by ONI.

Pursuant to the reorganizations, the shares of each Target Portfolio were liquidated, and shares of each Survivor Portfolio were distributed to the Target Portfolio shareholders at the same aggregate dollar value as those of the Target Portfolio. The liquidation of Target Portfolio shares and distribution of Survivor Portfolio shares resulting from the reorganizations are summarized below:

155	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Target Portfolios prior to the reorganizations:

		ON Capital	ON ICON	ON ClearBridge
	ON Equity	Appreciation	Balanced	Small Cap
Investment portfolio fair value	$223,035,288	$89,148,174	$460,592,643	$113,322,189
Investment portfolio cost	$224,887,233	$91,889,534	$431,725,518	$112,226,496
Unrealized portfolio appreciation (depreciation)	$(1,851,945)	$(2,741,360)	$28,867,125	$1,095,693
Net assets	$223,245,270	$89,333,028	$462,055,756	$113,327,536
Net asset value (per share, extended)	$35.7255	$39.8373	$21.4979	$54.6402
Shares	6,248,906	2,242,446	21,493,028	2,074,069

Survivor Portfolios prior to the reorganizations:

	ON BlackRock	ON BlackRock	ON BlackRock
	Advantage	Balanced	Advantage
	Large Cap Core	Allocation	Small Cap Growth
Investment portfolio fair value	$94,021,654	$55,607,905	$78,723,068
Investment portfolio cost	$92,769,119	$53,682,160	$81,346,417
Unrealized portfolio appreciation (depreciation)	$1,252,535	$1,925,745	$(2,623,349)
Net assets	$94,156,983	$55,776,643	$78,924,045
Net asset value (per share, extended)	$29.3958	$32.9692	$27.6742
Shares	3,203,074	1,691,779	2,851,900
Survivor Portfolios subsequent to the reorganizations:
	ON BlackRock	ON BlackRock	ON BlackRock
	Advantage	Balanced	Advantage
	Large Cap Core	Allocation	Small Cap Growth
Investment portfolio fair value	$406,205,116	$516,200,548	$192,045,257
Investment portfolio cost	$409,545,886	$485,407,678	$193,572,913
Unrealized portfolio appreciaton (depreciation)	$(3,340,770)	$30,792,870	$(1,527,656)
Net assets	$406,735,281	$517,832,399	$192,251,581
Net asset value (per share, extended)	$29.3958	$32.9692	$27.6742
Shares	13,836,508	15,706,525	6,946,962

Assuming that each transaction had been completed on January 1, 2019, the beginning of the annual reporting period for the Fund, the unaudited pro forma results of operations for each Survivor Portfolio for the year ended December 31, 2019, are as follows:

ON BlackRock Advantage Large Cap Core (Unaudited)
Net investment income	$5,852,902
Net realized/unrealized gains	110,009,665

Change in net assets resulting from operations	$115,862,567

ON BlackRock Balanced Allocation (Unaudited)
Net investment income	$9,956,157
Net realized/unrealized gains	96,134,061

Change in net assets resulting from operations	$106,090,218

ON BlackRock Advantage Small Cap Growth (Unaudited)
Net investment income	$562,582
Net realized/unrealized gains	45,383,940

Change in net assets resulting from operations	$45,946,522

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolios that have been included in the Survivor Portfolios’ Statements of Operations since August 23, 2019.

156	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

(4)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

ON Bond	ON Janus Henderson Venture	ON BlackRock Advantage Small Cap Growth[1]
0.60% of first $100 million	0.80% of first $150 million	0.78% of first $100 million
0.50% of next $150 million	0.75% of next $150 million	0.75% of next $400 million
0.45% of next $250 million	0.70% of next $300 million	0.70% over $500 million
0.40% of next $500 million	0.65% over $600 million	ON S&P MidCap 400® Index
0.30% of next $1 billion	ON Janus Henderson Enterprise	0.40% of first $100 million
0.25% over $2 billion	0.85% of first $100 million	0.35% of next $150 million
ON BlackRock Balanced Allocation[1]	0.80% of next $100 million	0.33% over $250 million
0.58% of first $100 million	0.75% of next $300 million	ON BlackRock Advantage Large Cap Growth[1]
0.50% of next $150 million	0.70% over $500 million	0.66% of first $500 million
0.45% of next $250 million	ON S&P 500® Index	0.64% over $500 million
0.40% of next $500 million	0.40% of first $100 million	ON Risk Managed Balanced
0.30% of next $1 billion	0.35% of next $150 million	0.90% of first $500 million
0.25% over $2 billion	0.33% over $250 million	0.75% over $500 million
ON International Equity[3]	ON BlackRock Advantage Large Cap Value[3]	ON Conservative Model
0.72% of first $200 million	0.67% of first $500 million	0.40% of all net assets
0.70% of next $800 million	0.65% over $500 million	ON Moderately Conservative Model
0.66% over $1 billion	ON Federated High Income Bond	0.40% of all net assets
ON Foreign[3]	0.75% of first $75 million	ON Balanced Model
0.72% of first $200 million	0.70% of next $75 million	0.40% of all net assets
0.70% of next $800 million	0.65% of next $75 million	ON Moderate Growth Model
0.66% over $1 billion	0.60% over $225 million	0.40% of all net assets
ON Janus Henderson Forty[2]	ON Nasdaq-100® Index	ON Growth Model
0.73% of first $100 million	0.40% of first $100 million	0.40% of all net assets
0.68% of next $400 million	0.35% of next $150 million
0.63% over $500 million	0.33% over $250 million
ON BlackRock Advantage Large Cap Core[1]
0.64% of first $500 million
0.62% over $500 million

[1]	At a meeting held on January 25, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolios’ previous sub-adviser, Suffolk Capital Management, LLC . In conjunction with the change in sub-adviser, the names of the Portfolios were changed. Also, the Board approved a revision to the Portfolios’ advisory fee breakpoint schedule, effective February 1, 2019. Previously, the advisory fee breakpoints, based on each of the Portfolio’s daily net assets, respectively, were as follows:

ON BlackRock Balanced Allocation	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON BlackRock Advantage Large Cap Growth
0.60% of first $100 million	0.80% of first $100 million	0.85% of first $100 million	0.80% of first $100 million
0.50% of next $150 million	0.70% of next $400 million	0.75% of next $400 million	0.70% of next $400 million
0.45% of next $250 million	0.65% over $500 million	0.70% over $500 million	0.65% over $500 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

[2]

At a meeting held on May 16, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved a revision to the Portfolio’s advisory fee breakpoint schedule, effective June 1, 2019. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

157	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

ON Janus Henderson Forty

0.80% of first $100 million

0.75% of next $400 million

0.70% over $500 million

[3]

At a meeting held on November 14, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the ON International Equity, ON Foreign, and ON BlackRock Advantage Large Cap Value Portfolios.

Effective December 7, 2019, BlackRock Investment Management LLC replaced the Portfolios’ previous sub-advisers, Lazard Asset Management LLC (ON International Equity Portfolio), Templeton Global Advisors Limited (ON Foreign Portfolio), and Federated Equity Management Company of Pennsylvania (ON Large Cap Value Portfolio), respectively. In conjunction with the change in sub-adviser, the name of the ON Federated Strategic Dividend Value Portfolio was changed to the ON BlackRock Advantage Large Cap Value Portfolio. Also, the Board approved a revision to the Portfolios’ advisory fee breakpoint schedules, effective December 7, 2019. Previously, the advisory fee breakpoints, based on each of the Portfolio’s daily net assets, were:

ON International Equity	ON Foreign	ON BlackRock Advantage Large Cap Value
0.85% of first $100 million	0.85% of first $100 million	0.75% of first $100 million
0.80% of next $100 million	0.80% of next $100 million	0.70% of next $400 million
0.70% of next $800 million	0.70% of next $800 million	0.65% over $500 million
0.67% over $1 billion	0.67% over $1 billion

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BlackRock”), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Investment Management Company (“Federated”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.

The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolios’ average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

ON Janus Henderson Forty (Janus)[5]	ON Federated High Income Bond (Federated)	ON S&P MidCap 400® Index (Geode)[7]
0.40% of first $100 million	0.50% of first $30 million	0.039% of first $100 million
0.35% of next $400 million	0.40% of next $20 million	0.038% of next $150 million
0.30% over $500 million	0.30% of next $25 million	0.037% of next $250 million
ON Janus Henderson Venture (Janus)	0.25% over $75 million	0.036% of next $500 million
0.55% of first $150 million	ON Nasdaq-100® Index (Geode)[7]	0.035% over $1 billion
0.45% over $150 million	0.05% of first $100 million	ON Risk Managed Balanced (Janus)
ON Janus Henderson Enterprise (Janus)	0.04% of next $150 million	0.35% of first $500 million
0.60% of first $100 million	0.03% over $250 million	0.25% over $500 million
0.55% of next $100 million 0.50% over $200 million ON S&P 500® Index (Geode)[6,7] 0.01% of all net assets	ON BlackRock Advantage Small Cap Growth (BlackRock)[4,6]	ON Risk Managed Balanced (AnchorPath) 0.20% of first $500 million 0.15% over $500 million
0.40% of first $250 million
0.35% over $250 million

[4]	At a meeting held on January 25, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective February 1, 2019, BlackRock replaced the Portfolios’ previous sub-adviser, Suffolk Capital Management, LLC. In conjunction with the change in sub-adviser, the names of the Portfolios were changed. Previously, the sub-advisory fee breakpoints, based on each of the Portfolio’s daily net assets, respectively, were:

ON BlackRock Advantage Small Cap Growth

0.50% of first $100 Million

0.45% of next $400 Million

0.40% over $500 million

[5]

At a meeting held on May 16, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved a revision to the Portfolio’s sub-advisory fee breakpoint schedule, effective on June 1, 2019. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

158	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

ON Janus Henderson Forty

0.55% of first $100 Million

0.50% of next $400 Million

0.45% over $500 million

[6]

At a meeting held on August 22, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved a revision to the Portfolios’ sub-advisory fee breakpoint schedule, effective on September 1, 2019. Previously, the sub-advisory fee breakpoints, based on each of the Portfolio’s daily net assets, were:

ON BlackRock Advantage
ON S&P 500® Index	Small Cap Growth
0.025% of first $100 million	0.45% of all net assets
0.020% of next $150 million 0.015% over $250 million

[7]

The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the year ended December 31, 2019, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.

Effective December 7, 2019, BlackRock receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON International Equity Portfolio8 and the ON Foreign Portfolio8. The fee for the Portfolios is calculated based on 0.32% of the first $200 million in aggregate daily net assets, and 0.30% for aggregate daily net assets over $200 million.

[8]	At a meeting held on November 14, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective December 7, 2019, BlackRock Investment Management, LLC replaced the Portfolios’ previous sub-advisers, Lazard Asset Management, LLC (ON International Equity Portfolio) and Templeton Global Advisors Limited (ON Foreign Portfolio). In conjunction with the change in sub-adviser, the Board approved a revision to the sub-advisory fee schedules shown above. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

ON International Equity	ON Foreign
0.40% of first $500 million	0.43% of first $500 million
0.35% of next $500 million	0.38% of next $500 million
0.32% over $1 billion	0.35% over $1 billion

Effective December 7, 2019, BlackRock also receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio9,10, ON BlackRock Advantage Large Cap Growth Portfolio9,10, ON BlackRock Advantage Large Cap Value Portfolio10, and the equity sleeve of the ON BlackRock Balanced Allocation Portfolio sub-advised by BlackRock9,10 (collectively, the “BlackRock Large Cap Portfolios”). The fee for the Portfolios is calculated based on 0.20% of the first $500 million in aggregate daily net assets, and 0.18% for aggregate daily net assets over $500 million.

[9]	At a meeting held on January 25, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective February 1, 2019, BlackRock replaced the Portfolios’ previous sub-adviser, Suffolk Capital Management, LLC. In conjunction with the change in sub-adviser, the names of the Portfolios were changed. Previously, the sub-advisory fee breakpoints, based on each of the Portfolio’s daily net assets, respectively, were:

ON BlackRock Balanced Allocation	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Large Cap Growth
0.30% of first $100 million	0.45% of first $100 million	0.45% of first $100 million
0.25% of next $150 million	0.40% of next $400 million	0.40% of next $400 million
0.225% of next $250 million	0.35% over $500 million	0.35% over $500 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

[10]

At a meeting held on November 14, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the ON BlackRock Large Cap Value Portfolio.

Effective December 7, 2019, BlackRock replaced the Portfolio’s previous sub-adviser, Federated Equity Management Company of Pennsylvania. In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Federated Strategic Value Dividend Portfolio to ON BlackRock Large Cap Value

159	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Portfolio. The Board approved amendments to the sub-advisory agreements for the BlackRock Large Cap Portfolios, also effective December 7, 2019. Prior to the amendment, the BlackRock Large Cap Portfolios’ sub-advisory fee breakpoint schedules, based on the daily net assets of each Portfolio, were:

ON BlackRock Balanced Allocation
(Equity Sleeve sub-advised by BlackRock)	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Large Cap Growth	ON BlackRock Advantage Large Cap Value
0.20% of first $500 million	0.20% of first $500 million	0.20% of first $500 million	0.50% of first $35 million
0.18% over $500 million	0.18% over $500 million	0.18% over $500 million	0.35% of next $65 million
0.25% over $100 million

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2019.

ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the five ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets (the “Expense Limitation Agreement.”).

For the period from May 1, 2019 to April 30, 2020, the applicable percentages of the average daily net assets of the five ON Model Portfolios are as follows:

Portfolio
ON Conservative Model	0.92%
ON Moderately Conservative Model	1.00%
ON Balanced Model	1.00%
ON Moderate Growth Model	1.07%
ON Growth Model	1.14%

For the period from May 1, 2018 to April 30, 2019, the applicable percentages of the average daily net assets of the five ON Model Portfolios were as follows:

Portfolio
ON Conservative Model	0.87%
ON Moderately Conservative Model	0.92%
ON Balanced Model	0.99%
ON Moderate Growth Model	1.04%
ON Growth Model	1.08%

For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The current Expense Limitation Agreement will continue through April 30, 2020. The Expense Limitation Agreement may only be terminated with the consent of the Board.

160	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Pursuant to the current Expense Limitation Agreement, as well as the prior agreements for the period May 1, 2018 to April 30, 2019 and March 1, 2017 to April 30, 2018, ONI reimbursed the expenses of the ON Model Portfolios as follows:

Portfolio	Year Ended December 31, 2019	Year Ended December 31, 2018	Period From March 1, 2017 (inception) to December 31, 2017
ON Conservative Model	$220,103	$226,418	$225,670
ON Moderately Conservative Model	261,201	470,818	546,454
ON Balanced Model	778,985	1,505,609	2,175,981
ON Moderate Growth Model	253,374	1,692,796	3,208,708
ON Growth Model	64,344	638,268	787,420

Under the terms of the current Expense Limitation Agreement and prior expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio’s current expense limitation. For the year ended December 31, 2019, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $431,342 and $118,816, respectively. These recouped expenses were related to expenses reimbursed by ONI during the period from May 1, 2018 to April 30, 2019. Amounts of expenses, previously reimbursed by ONI under the Expense Limitation Agreement and prior agreements, that are available for future recoupments at December 31, 2019 are as follows:

	Expires April 30, 2021	Expires April 30, 2022	Expires April 30, 2023	Total
ON Conservative Model	$307,130	$212,490	$152,571	$672,191
ON Moderately Conservative Model	752,636	376,793	149,044	1,278,473
ON Balanced Model	3,025,712	952,043	482,820	4,460,575
ON Moderate Growth Model	4,497,363	226,173	—	4,723,536
ON Growth Model	1,110,925	260,291	—	1,371,216

There were no recorded liabilities related to the Expense Limitation Agreement at December 31, 2019.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2019, the Fund incurred compliance expenses totaling $253,000, which are allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $155,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2019, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $818,916.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

161	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

(5)	Capital Share Transactions

Capital share transactions for the year ended December 31, 2019, and the year ended December 31, 2018, respectively, were as follows:

	ON Bond		ON BlackRock Balanced Allocation		ON International Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	3,240,589	2,259,416	545,146	333,499	974,536	34,482,673
Capital shares issued in reorganizations	—	—	14,014,746	—	—	—
Capital shares issued on reinvested distributions	329,020	—	763,025	—	500,682	—
Capital shares redeemed	(3,498,040)	(5,188,262)	(1,351,971)	(508,020)	(10,613,337)	(5,279,130)

Net increase/(decrease)	71,569	(2,928,846)	13,970,946	(174,521)	(9,138,119)	29,203,543

	ON Foreign		ON Janus Henderson Forty		ON Janus Henderson Venture
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	116,471	218,991	2,255,356	5,693,993	381,735	807,578
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	25,268	—	598,807	—	737,419	—
Capital shares redeemed	(520,609)	(653,067)	(2,417,355)	(1,615,798)	(2,797,597)	(2,464,805)

Net increase/(decrease)	(378,870)	(434,076)	436,808	4,078,195	(1,678,443)	(1,657,227)

	ON Janus Henderson Enterprise		ON S&P 500® Index		ON BlackRock Advantage Large Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	126,984	1,370,764	3,326,047	11,443,848	1,018,596	1,908,206
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	111,426	—	3,497,765	—	671,969	—
Capital shares redeemed	(717,906)	(640,902)	(10,242,233)	(10,664,652)	(4,249,469)	(15,617,523)

Net increase/(decrease)	(479,496)	729,862	(3,418,421)	779,196	(2,558,904)	(13,709,317)

	ON Federated High Income Bond		ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	881,649	1,170,318	1,678,291	11,099,181	234,322	829,082
Capital shares issued in reorganizations	—	—	—	—	10,633,434	—
Capital shares issued on reinvested distributions	405,082	—	2,522,274	—	67,855	—
Capital shares redeemed	(2,471,563)	(6,860,078)	(6,137,710)	(6,796,455)	(4,133,242)	(1,966,097)

Net increase/(decrease)	(1,184,832)	(5,689,760)	(1,937,145)	4,302,726	6,802,369	(1,137,015)

162	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

	ON BlackRock Advantage Small Cap Growth		ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	2,344,042	232,264	8,405,131	16,253,134	1,070,137	682,377
Capital shares issued in reorganizations	4,095,062	—	—	—	—	—
Capital shares issued on reinvested distributions	51,935	—	199,776	—	147,937	—
Capital shares redeemed	(1,048,823)	(1,433,520)	(5,020,228)	(1,498,050)	(1,355,693)	(1,728,342)

Net increase/(decrease)	5,442,216	(1,201,256)	3,584,679	14,755,084	(137,619)	(1,045,965)

	ON Risk Managed Balanced		ON Conservative Model		ON Moderately Conservative Model
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	3,173,323	5,049,116	1,134,157	1,569,020	1,436,394	1,634,214
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	2,279,753	—	201,990	—	658,784	—
Capital shares redeemed	(5,091,874)	(4,626,549)	(2,374,963)	(3,300,032)	(5,963,369)	(8,637,861)

Net increase/(decrease)	361,202	422,567	(1,038,816)	(1,731,012)	(3,868,191)	(7,003,647)

	ON Balanced Model		ON Moderate Growth Model		ON Growth Model
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital shares issued on sales	1,956,344	3,043,170	2,228,980	5,659,528	930,126	3,385,893
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	3,505,121	—	9,136,471	—	1,548,287	—
Capital shares redeemed	(23,785,531)	(32,518,291)	(38,709,593)	(49,240,271)	(9,143,969)	(9,165,822)

Net increase/(decrease)	(18,324,066)	(29,475,121)	(27,344,142)	(43,580,743)	(6,665,556)	(5,779,929)

163	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

(6)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2019 were as follows:

	ON Bond	ON BlackRock Balanced Allocation	ON International Equity	ON Foreign	ON Janus Henderson Forty
Cost of purchases	$104,725,022	$533,932,188	$485,062,012	$55,455,126	$98,582,523
Proceeds from sales	$116,414,111	$537,677,651	$603,191,161	$65,332,938	$107,893,346

	ON Janus Henderson Venture	ON Janus Henderson Enterprise	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond
Cost of purchases	$29,218,244	$10,671,169	$76,132,820	$396,469,010	$44,792,824
Proceeds from sales	$121,300,490	$37,036,075	$271,516,266	$440,017,530	$67,960,025

	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth
Cost of purchases	$25,805,527	$488,965,178	$248,336,124	$201,717,585	$221,479,983
Proceeds from sales	$107,350,815	$579,962,304	$204,978,836	$140,409,544	$226,446,756

	ON Risk Managed Balanced	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model
Cost of purchases	$199,415,613	$17,410,066	$40,727,175	$249,253,667	$391,028,089
Proceeds from sales	$201,723,385	$27,672,478	$79,882,447	$440,364,259	$701,843,168

ON Growth Model
Cost of purchases	$76,036,301
Proceeds from sales	$145,856,463

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2019 were as follows:

	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced
Cost of purchases	$48,915,098	$86,211,880	$137,621,782
Proceeds from sales	$37,755,332	$85,567,650	$159,919,764

(7)	Financial Instruments

The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts

164	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the year ended December 31, 2019. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the year ended December 31, 2019 were: Cost of purchases: $25.8 million, Proceeds from sales: $22.1 million.

Written and purchased options are non-income producing securities.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

165	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2019 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced Portfolio, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced Portfolio, these futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other futures contracts executed and closed in the Portfolios during the year ended December 31, 2019. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2019. For the year ended December 31, 2019, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:

		Futures Contracts	Futures Contracts
Portfolio	Collateral Pledged	Opened (in millions)	Closed (in millions)
ON BlackRock Balanced Allocation	Portions of cash holdings	$33.3	$29.1
ON International Equity	Portions of cash holdings	82.6	73.0
ON Foreign	Portions of cash holdings	14.5	13.5
ON S&P 500® Index	Portions of cash holdings	238.8	243.3
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	30.3	24.9
ON Nasdaq-100® Index	Portions of cash holdings	70.8	67.3
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	61.3	56.4
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	42.0	38.8
ON S&P MidCap 400® Index	Portions of cash holdings	68.3	63.9
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	25.8	24.7
ON Risk Managed Balanced	Portions of securities and cash holdings	1,442.6	1,395.3

166	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the year ended December 31, 2019, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$4,200,430	$4,138,269	(1)

ON International Equity	Futures contracts	Equity price	9,677,657	9,704,190	(1)

ON Foreign	Futures contracts	Equity price	990,205	994,073	(1)

ON S&P 500® Index	Futures contracts	Equity price	4,685,095	4,633,748	(1)

ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	5,492,870	5,404,749	(1)

ON Nasdaq-100® Index	Futures contracts	Equity price	4,551,170	4,470,877	(1)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	5,008,205	4,929,016	(1)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	3,257,670	3,229,798	(1)

ON S&P MidCap 400® Index	Futures contracts	Equity price	4,749,040	4,702,717	(1)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	1,130,885	1,112,851	(1)

ON Risk Managed Balanced	Futures contracts	Equity price	269,330,654	271,127,922	(1)

	Purchased options	Equity price	28,802,160	—	(2)

(1)

Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio’s Schedule of Open Futures Contracts details the values by futures contract type.

(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$634,273	$62,161	(1),(2)

ON International Equity	Futures contracts	Equity price	312,615	(26,533)	(1),(2)

ON Foreign	Futures contracts	Equity price	47,205	(3,868)	(1),(2)

ON S&P 500® Index	Futures contracts	Equity price	1,734,821	11,247	(1),(2)

ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	(4,867)	88,121	(1),(2)

ON Nasdaq-100® Index	Futures contracts	Equity price	765,032	73,642	(1),(2)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	706,311	79,189	(1),(2)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	58,297	27,872	(1),(2)

ON S&P MidCap 400® Index	Futures contracts	Equity price	364,584	48,239	(1),(2)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	186,618	18,034	(1),(2)

ON Risk Managed Balanced	Futures contracts	Equity price	29,204,407	(4,554,030)	(1),(2)

	Purchased options	Equity price	(3,474,325)	3,082,671	(3),(4)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

167	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2019, there were no outstanding derivative transactions subject to netting arrangements.

(8)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.

At December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
ON Bond	$1,955,669	$—	$1,955,669	$(454,301)	$13,428,631	$14,929,999
ON BlackRock Balanced Allocation	2,036,182	1,314,177	3,350,359	—	46,056,099	49,406,458
ON International Equity	2,738,370	—	2,738,370	(10,784,804)	11,735,115	3,688,681
ON Foreign.	230,804	—	230,804	(5,405,906)	548,658	(4,626,444)
ON Janus Henderson Forty	678,796	3,725,197	4,403,993	—	36,858,094	41,262,087
ON Janus Henderson Venture	—	3,821,473	3,821,473	—	44,202,559	48,024,032
ON Janus Henderson Enterprise	41,437	1,359,869	1,401,306	—	18,033,382	19,434,688
ON S&P 500® Index	4,999,583	11,761,960	16,761,543	—	289,900,329	306,661,872
ON BlackRock Advantage Large Cap Value	3,498,339	1,114,722	4,613,061	—	4,208,469	8,821,530
ON Federated High Income Bond	2,647,672	—	2,647,672	(5,780,675)	551,061	(2,581,942)
ON Nasdaq-100® Index	848,167	16,178,839	17,027,006	—	90,799,649	107,826,655
ON BlackRock Advantage Large Cap Core	639,058	—	639,058	(1,243,925)	40,319,245	39,714,378
ON BlackRock Advantage Small Cap Growth	494,471	1,780,156	2,274,627	—	19,141,703	21,416,330
ON S&P MidCap 400® Index	716,555	1,373,402	2,089,957	—	28,142,904	30,232,861
ON BlackRock Advantage Large Cap Growth	898,609	719,721	1,618,330	—	15,037,224	16,655,554
ON Risk Managed Balanced	5,239,478	5,577,480	10,816,958	—	61,852,945	72,669,903
ON Conservative Model	648,710	114,231	762,941	—	847,803	1,610,744
ON Moderately Conservative Model	—	—	—	—	2,392,985	2,392,985
ON Balanced Model	—	—	—	(3,748,979)	16,820,336	13,071,357
ON Moderate Growth Model	—	—	—	—	8,233,771	8,233,771
ON Growth Model	—	—	—	—	(1,595,959)	(1,595,959)

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2019 that are available to offset future realized gains, if any:

Portfolio	Total Loss Carryforward	No Expiration Short Term	No Expiration Long Term
ON Bond	$454,301	$454,301	$—
ON International Equity	10,784,804	10,784,804	—
ON Foreign	5,405,906	—	5,405,906
ON Federated High Income Bond	5,780,675	70,469	5,710,206
ON BlackRock Advantage Large Cap Core	1,243,925	1,243,925	—
ON Balanced Model	3,748,979	3,748,979	—

168	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2019 for federal income tax purposes.

	ON Bond	ON BlackRock Balanced Allocation	ON International Equity	ON Foreign	ON Janus Henderson Forty	ON Janus Henderson Venture
Gross unrealized:
Appreciation	$13,749,925	$49,722,697	$20,127,024	$1,543,764	$38,054,458	$48,351,980
Depreciation	(321,294)	(3,666,601)	(8,439,174)	(1,001,027)	(1,196,364)	(4,149,427)

Net unrealized appreciation (depreciation)	$13,428,631	$46,056,096	$11,687,850	$542,737	$36,858,094	$44,202,553

Aggregate cost of investments:	$271,439,675	$497,839,568	$456,299,534	$47,369,543	$160,422,859	$125,964,547

	ON Janus Henderson Enterprise	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core
Gross unrealized:
Appreciation	$20,082,164	$322,200,561	$6,428,215	$7,354,798	$95,858,401	$43,149,769
Depreciation	(2,048,837)	(32,300,232)	(2,228,231)	(6,803,737)	(5,058,752)	(2,830,524)

Net unrealized appreciation (depreciation)	$18,033,327	$289,900,329	$4,199,984	$551,061	$90,799,649	$40,319,245

Aggregate cost of investments:	$92,076,318	$914,145,581	$315,281,370	$195,008,462	$263,621,052	$392,645,076

	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Conservative Model	ON Moderately Conservative Model
Gross unrealized:
Appreciation	$27,014,647	$46,129,030	$15,950,160	$69,987,498	$875,196	$10,326,142
Depreciation	(7,872,945)	(17,986,126)	(912,936)	(8,134,553)	(27,393)	(7,933,157)

Net unrealized appreciation (depreciation)	$19,141,702	$28,142,904	$15,037,224	$61,852,945	$847,803	$2,392,985

Aggregate cost of investments:	$187,127,157	$422,719,989	$98,730,163	$346,594,494	$74,289,945	$220,911,335

	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Gross unrealized:
Appreciation	$22,116,396	$153,055,055	$34,293,063
Depreciation	(5,296,060)	(144,821,284)	(35,889,022)

Net unrealized appreciation (depreciation)	$16,820,336	$8,233,771	$(1,595,959)

Aggregate cost of investments:	$1,093,022,524	$1,953,847,007	$435,403,379

The tax character of distributions paid to shareholders for the year ended December 31, 2019, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):

	Distribution Paid to Shareholders				Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Bond	$6,277,707	$—	$—		$6,277,707	$—	$—
ON BlackRock Balanced Allocation	6,815,224	18,685,100	—		25,500,324	18,456	(18,456)
ON International Equity	7,735,538	—	—		7,735,538	—	—
ON Foreign	765,355	—	—		765,355	—	—
ON Janus Henderson Forty	2,367,096	12,752,778	—		15,119,874	—	—
ON Janus Henderson Venture	—	24,504,430	—		24,504,430	(901,568)	901,568

169	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

	Distribution Paid to Shareholders				Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Janus Henderson Enterprise	$1,701,176	$3,539,176	$—	$5,240,352	$(56,498)	$56,498
ON S&P 500® Index	14,733,534	97,334,869	—	112,068,403	(188,480)	188,480
ON BlackRock Advantage Large Cap Value	10,971,267	1,527,359	—	12,498,626	(200,003)	200,003
ON Federated High Income Bond	8,186,705	—	—	8,186,705	—	—
ON Nasdaq-100® Index	2,467,600	45,052,041	—	47,519,641	—	—
ON BlackRock Advantage Large Cap Core	2,159,153	—	—	2,159,153	70,206	(70,206)
ON BlackRock Advantage Small Cap Growth	106,912	1,476,594	—	1,583,506	(6,819)	6,819
ON S&P MidCap 400® Index	3,723,816	—	—	3,723,816	36,480	(36,480)
ON BlackRock Advantage Large Cap Growth	2,758,764	1,161,569	—	3,920,333	40,457	(40,457)
ON Risk Managed Balanced	12,461,989	20,640,034	—	33,102,023	80,056	(80,056)
ON Conservative Model	1,577,295	682,969	—	2,260,264	(51,206)	51,206
ON Moderately Conservative Model	5,584,882	1,520,105	372,215	7,477,202	(88,549)	88,549
ON Balanced Model	22,640,298	—	17,493,344	40,133,642	(536,385)	536,385
ON Moderate Growth Model	30,710,276	17,318,243	57,954,547	105,983,066	(222,867)	222,867
ON Growth Model	4,842,419	7,371,114	6,226,565	18,440,098	(51,191)	51,191

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

There were no cash distributions paid to shareholders for the year ended December 31, 2018, as the tax liability of the Portfolios was intended to be passed on to shareholders through consent dividends.

The tax character of consent dividend distributions recognized, as well as other reclassifications of capital accounts due to permanent tax differences for the year ended December 31, 2018, were as follows (in aggregate):

	Consent Dividend Distribution Reclassifcations			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Bond	$9,665,092	$—	$9,665,092	$—	$—
ON BlackRock Balanced Allocation	1,289,971	4,474,333	5,764,304	—	—
ON International Equity	9,257,690	—	9,257,690	2	(2)
ON Foreign	1,488,810	279,878	1,768,688	(5)	5
ON Janus Henderson Forty	—	8,957,000	8,957,000	(181,772)	181,772
ON Janus Henderson Venture	2,608,972	33,102,527	35,711,499	67,081	(67,081)
ON Janus Henderson Enterprise	4,192,386	15,801,567	19,993,953	(114)	114
ON S&P 500® Index	19,284,882	125,907,062	145,191,944	(86,284)	86,284
ON BlackRock Advantage Large Cap Value	18,768,679	13,760,575	32,529,254	19,769	(19,769)
ON Federated High Income Bond	15,228,668	—	15,228,668	—	—
ON Nasdaq-100® Index	2,359,160	47,353,899	49,713,059	(71,657)	71,657
ON BlackRock Advantage Large Cap Core	4,910,356	18,969,467	23,879,823	1	(1)
ON BlackRock Advantage Small Cap Growth	8,402,902	502,874	8,905,776	(2,823)	2,823
ON S&P MidCap 400® Index	2,531,429	4,001,743	6,533,172	2,133	(2,133)
ON BlackRock Advantage Large Cap Growth	3,352,103	13,634,538	16,986,641	—	—
ON Risk Managed Balanced	4,454,280	7,507,812	11,962,092	(39,737)	39,737
ON Conservative Model	2,803,756	1,674,556	4,478,312	(257)	257
ON Moderately Conservative Model.	8,282,931	9,026,959	17,309,890	(27,633)	27,633
ON Balanced Model	37,204,396	74,393,236	111,597,632	(176,215)	176,215
ON Moderate Growth Model	59,085,158	159,064,320	218,149,478	(478,754)	478,754
ON Growth Model	11,928,158	42,641,392	54,569,550	(117,654)	117,654

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

170	(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2019

(9)	Legal Matters

In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio (formerly ON Federated Strategic Value Dividend Portfolio), shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio (formerly ON Federated Strategic Value Dividend Portfolio) was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims.

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) (the “Creditor Action”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the ON BlackRock Advantage Large Cap Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. (the “Trustee Action.”) These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York (the “District Court”).

Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Action on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals. On March 29, 2016, the Court of Appeals affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. The Supreme Court has not yet decided whether to grant certiorari. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Court of Appeals or the District Court to consider, among other things, whether the Court of Appeals’ decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review. In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether). Those claims were earlier dismissed on traditional grounds, and that dismissal is now on appeal. In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, which is a likely precursor to a petition to the Supreme Court. The Tribune creditors have asserted, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Court’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases.

In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the District Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit Court of Appeals. Because of a procedural issue, however, the plaintiff could not automatically appeal the decision, but must first obtain permission from the District Court. On January 14, 2019, the District Court held a status conference during which it indicated that the plaintiff would be allowed to file a motion seeking reconsideration of the prior dismissal of the intentional fraudulent transfer claims.

On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims. The judge accepted the defendants’ “alternative safe harbor” argument. In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and ruling that any constructive claims would be barred by the safe harbor. The Trustee’s initial brief was filed January 8, 2020 and the brief in opposition is due April 7, 2020.

The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

171	(continued)

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

     Ohio National Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ON Bond Portfolio, ON BlackRock Balanced Allocation Portfolio (formerly ON Omni Portfolio), ON International Equity Portfolio, ON Foreign Portfolio, ON Janus Henderson Forty Portfolio, ON Janus Henderson Venture Portfolio, ON Janus Henderson Enterprise Portfolio, ON S&P 500® Index Portfolio, ON BlackRock Advantage Large Cap Value Portfolio (formerly ON Federated Strategic Value Dividend Portfolio), ON Federated High Income Bond Portfolio, ON Nasdaq-100® Index Portfolio, ON BlackRock Advantage Large Cap Core Portfolio (formerly ON Bristol Portfolio), ON BlackRock Advantage Small Cap Growth Portfolio (formerly ON Bryton Growth Portfolio), ON S&P MidCap 400® Index Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio (formerly ON Bristol Growth Portfolio), ON Risk Managed Balanced Portfolio, ON Conservative Model Portfolio, ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio (each a “Portfolio” and collectively, the “Portfolios” of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 2, Subsequent Events, the ON International Equity Portfolio and the ON Foreign Portfolio were approved to merge effective on or about May 1, 2020.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians, brokers, and transfer agents, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Ohio National Fund, Inc. investment companies since 1969.

Columbus, Ohio

February 27, 2020

Ohio National Fund, Inc.

Additional Information	December 31, 2019 (Unaudited)

(1)	Review and Approval of Advisory and Sub-Advisory Agreements for Existing Portfolios

At a meeting held on November 14, 2019 the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of Ohio National Fund, Inc. (the “Fund”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Ohio National Investments, Inc. (“ONI” or “Adviser”) and, as applicable, the sub-advisory agreement with the sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). The Directors further noted that, for those Portfolios subject to the Securities and Exchange Commission order (the “Order”) permitting them to operate as “funds of funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1), the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. When warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) Portfolio performance over various time periods; (b) Portfolio risk issues, such as changes in key personnel involved with Portfolio management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the Advisory Agreement and sub-advisory agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through September 30, 2019, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer group’s advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and sub-advisory agreement review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services

173	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted the Adviser’s representations that it performs regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well. The Directors also noted that the Adviser periodically changes the mix of the underlying funds as a result of its reviews.

For each Portfolio subject to a sub-advisory agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. With the exception of the services of the Sub-Advisers to the ON Federated Strategic Value Dividend Portfolio, ON International Portfolio and ON Foreign Portfolio, which the Directors have determined to replace, it was the Board’s conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the year-to-date, 1-, 3- and 5-year periods ended September 30, 2019, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion, all funds identified as funds of funds, and for all Portfolios other than the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio and the and the ON Nasdaq-100 Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio, and the ON Nasdaq-100 Index Portfolio.

When applicable, the Board considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

When applicable, the Board also considered the fees paid to Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis and noted that, when the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios, it has usually passed some, if not all, of the decrease on to shareholders by reducing its advisory fee. The Board considered the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.

Profitability

The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from 24.74% to 87.71% with average profitability of 60.16%. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to

174	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations may not account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions), and that profitability would be less for each Portfolio if these costs were included. The Directors discussed that, if an adviser is extremely efficient, resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent earns revenue on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.

In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. They further considered the breakpoints established in the sub-advisory agreements and considered the impact of these breakpoints on the Sub-Adviser’s profitability. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2019.

ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio outperformed its peer group median across all time periods and provided returns in line with its benchmark index for all time periods (underperforming in all except the year-to-date period). The Directors noted that the Portfolio’s advisory fee was slightly above with the peer group average, while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory fee was reasonable.

ON BlackRock Balanced Allocation Portfolio, formerly the ON Omni Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors noted that they were considering renewal only of the Advisory Agreement, because the sub-advisory agreement with BlackRock was approved at a meeting of the Board of Directors held on January 25, 2019 and was not required to be renewed at this meeting. The Directors focused on year-to-date performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior Sub-Advisor. They observed that the Portfolio outperformed its benchmark index and ranked in the 1st percentile of its peer group year-to-date. The Directors noted that the Portfolio’s advisory fee was below its peer group’s average, and that the Adviser had indicated that the Portfolio’s net expense ratio (after the fee reduction effective in February 2019) was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and that the advisory fee was reasonable.

175	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

ON International Equity Portfolio (Adviser – ONI, Sub-Adviser – Lazard). The Directors reviewed the comparison performance information for the Portfolio as sub-advised by Lazard, but noted that, at the recommendation of the Adviser, they had determined to replace the Sub-Adviser for the Portfolio, effective December 6, 2019 (end of business day), due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the substitution of BlackRock as the new Sub-Adviser. The Board noted that the Portfolio’s advisory fee was at the peer group average, although the Portfolio’s expense ratio was above the peer group average. Overall, the Board concluded that the advisory fee was reasonable and that it was appropriate to continue the Lazard sub-advisory agreement for the period until BlackRock assumes the sub-adviser role.

ON Foreign Portfolio (Adviser – ONI, Sub-Adviser – Templeton). The Directors reviewed the comparison performance information for the Portfolio as sub-advised by Templeton, but noted that, at the recommendation of the Adviser, they had determined to replace the Sub-Adviser for the Portfolio, effective December 6, 2019 (end of business day), due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the substitution of BlackRock as the new Sub-Adviser. The Board noted that the Portfolio’s advisory fee and expense ratio were above the peer group average, although they noted that pro forma expenses for the Portfolio, with the proposed reduced advisory fee, are expected to be only slightly above the peer group average. Overall, the Board concluded that the advisory fee was reasonable and that it was appropriate to continue the Templeton sub-advisory agreement for the period until BlackRock assumes the sub-adviser role.

ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it outperformed its benchmark index and peer group median across all periods with a top-quartile ranking for each period. A representative of the Adviser commented that stock selection within the technology sector was the main driver of the Portfolio’s outperformance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were slightly above the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and the advisory and sub-advisory fees were reasonable.

ON Janus Henderson Venture Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors noted that the Portfolio outperformed its benchmark index for all periods shown and outperformed its peer group median for all but the 3-year period. The Directors noted that the Portfolio’s advisory fee was generally in line with the peer group’s average and its net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Janus Henderson Enterprise Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors noted that the Portfolio outperformed its benchmark index and peer group median for all periods shown other than the 5-year period. The Directors also recalled that the Sub-Adviser assumed management of the Portfolio in May 2018. and the Portfolio’s performance was now in the 6th percentile for its peer group for the 1-year period and the 18th percentile year-to-date. The Directors observed that although the Portfolio’s advisory fee was above its peer group average, its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, its performance generally was in line with the index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Value Portfolio, formerly the ON Federated Strategic Value Dividend Portfolio (Adviser – ONI, Sub-Adviser – Federated). The Directors reviewed the comparison performance information for the Portfolio as sub-advised by Federated, but noted that, at the recommendation of the Adviser, they had determined to replace the Sub-Adviser for the Portfolio, effective December 6, 2019 (end of business day), due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the Advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the Sub-Adviser in determining to recommend the substitution of BlackRock as the new Sub-Adviser. The Board noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall the Board concluded that the advisory fee was reasonable and that it was appropriate to continue the Federated sub-advisory agreement for the period until BlackRock assumes the sub-adviser role.

176	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio underperformed its benchmark index for the 1-, 3- and 5- year periods, outperformed its peer group median over all time periods and ranked in the top quartile among its peer group for the year-to-date and 5-year periods. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance generally was in line with the index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Core Portfolio, formerly the ON Bristol Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors noted that they were considering renewal only of the Advisory Agreement, because the sub-advisory agreement with BlackRock was approved at a meeting of the Board of Directors held on January 25, 2019 and was not required to be renewed at this meeting. The Directors focused on year-to-date performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior Sub-Advisor. They observed that the Portfolio outperformed its benchmark index and ranked in the 6th percentile of its peer group year-to-date. The Directors considered that, although the Portfolio’s advisory fee was above the peer group average, the Adviser had indicated at this meeting that the Portfolio’s net expense ratio (after the fee reduction effective February 2019) was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and that the advisory fee was reasonable.

ON BlackRock Advantage Small Cap Growth Portfolio, formerly the ON Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors noted that they were considering renewal only of the Advisory Agreement, because the sub-advisory agreement with BlackRock was approved at a meeting of the Board of Directors held on January 25, 2019 and was not required to be renewed at this meeting. The Directors focused on year-to-date performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior Sub-Advisor. They observed that the Portfolio outperformed its benchmark index and ranked in the 49th percentile of its peer group year-to-date. The Directors noted that the Portfolio’s advisory fee was at the average of its peer group and that the Adviser had indicated that the Portfolio’s net expense ratio (after the fee reduction effective February 2019) was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and the advisory fee was reasonable.

ON S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Portfolio had only been operating as an index fund since December 16, 2016, and the Directors therefore did not consider performance for the 3- and 5-year periods. The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date and 1-year periods, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that Portfolio’s advisory fee and net expense ratio were higher than the averages of its peer group, but considered that the Portfolio’s net expense ratio was in the 52nd percentile of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Growth Portfolio, formerly the ON Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors noted that they were considering renewal only of the Advisory Agreement, because the sub-advisory agreement with BlackRock was approved at a meeting of the Board of Directors held on January 25, 2019 and was not required to be renewed at this meeting. The Directors focused on year-to-date performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior Sub-Advisor. They observed that the Portfolio outperformed its benchmark index and ranked in the 10th percentile of its peer group year-to-date. The Directors noted that the Portfolio’s advisory fee was at the average for its peer group and that the Adviser had indicated that the Portfolio’s net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and the advisory fee was reasonable.

ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Advisers – Janus and AnchorPath). The Directors noted that the Portfolio outperformed its benchmark index for all periods shown. The Directors noted that the Portfolio’s performance was in the top quartile of its peer group for all periods shown and that the Janus-managed sleeve performed according to expectations in a generally rising market. The Directors noted that the AnchorPath component of the Portfolio was a risk management overlay without available comparison data, but noted the Adviser’s comment that the AnchorPath component had contributed positively to the Fund’s performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average,

177	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

but considered the Adviser’s comment that other funds in the peer group do not have risk management overlays and the fee differential is consistent with industry charges for risk management overlay services. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Model Portfolios

With respect to each of the fund of funds Portfolios (the “ON Model Portfolios”), the Directors noted that the Adviser made significant changes in the mix of underlying funds, particularly among the equity funds, to reduce or remove underperforming funds and to provide more balance between growth and value. They also noted that each fund of funds Portfolio has shown significant improvement in performance relative to its peer group over the most recent quarter ended September 30, 2019, which a representative of the Adviser attributed to its adjustments. The representative noted the difficulty in assembling a meaningful peer group of funds of funds for expense comparison purposes because, while the fund of funds Portfolios consist of underlying mutual funds, the funds of funds in the peer groups are comprised primarily of exchange traded funds, which have much lower net expense ratios. To correct for this difference, the Adviser presented information comparing the average net expense ratio for each peer group with the expense ratio of each fund of funds Portfolio as reported in that Portfolio’s annual report, which does not show fees and expenses of investing in underlying mutual funds.

ON Conservative Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 1-year period, it outperformed the benchmark index for the year-to-date period and the peer group median for both the year-to-date and 1- year periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio as reported in the annual shareholder report were lower than the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Moderately Conservative Model (Adviser – ONI). The Directors noted that while the Portfolio underperformed its benchmark index for the 1-year period, it outperformed the benchmark index for the year-to-date period and the peer group median for both the year-to-date and 1- year periods. The Directors observed that the Portfolio’s advisory fee was slightly above the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Balanced Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group median for the 1-year period, it outperformed the benchmark index and peer group average for the year-to-date period. The Directors noted that the Portfolio’s advisory fee was above the peer group average and net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Moderate Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 1-year period, it outperformed the benchmark index for the year-to-date period and the peer group median for both the year-to-date and 1- year periods. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group median for the 1-year period, it outperformed the benchmark index and peer group median for the year-to-date period. The Directors noted that the Portfolio’s advisory fee was higher than the average of its peer group, and that the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser(s) had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser(s) were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser(s) were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser(s) maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) for each Portfolio.

178	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

Also at the November 14, 2019 meeting, the Board, including a majority of the Independent Directors, approved sub-advisory agreements between the Adviser and BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) with respect to the ON BlackRock Advantage Large Cap Value Portfolio (formerly ON Federated Strategic Value Dividend Portfolio), ON International Equity Portfolio and the ON Foreign Portfolio (collectively, the “Sub-Advisory Agreements”) The Directors noted that they had determined to replace Federated as sub-adviser to the ON Federated Strategic Value Dividend Portfolio, to be renamed the ON BlackRock Advantage Large Cap Value Portfolio (the “Value Portfolio”), replace Lazard as the sub-adviser to the ON International Equity Portfolio (the “International Portfolio”) and replace Templeton as sub-adviser to the ON Foreign Portfolio (the “Foreign Portfolio; together with the Value Portfolio and the International Portfolio, the “Portfolios”).

In considering the approval of the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information, including a comparison to existing fees for the Portfolio; (2) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and sub-advisory fee peer comparison charts showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees; (3) performance data for a BlackRock fund employing similar strategies to the new strategy proposed for the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.

The Directors recalled that at the August 2019 meeting they had met with representatives of BlackRock, who had described the investment strategies to be used by BlackRock in providing sub-advisory services to the Portfolios. A representative of the Adviser reviewed the strategy and performance history of the BlackRock Advantage Large Cap Value Fund (the “BlackRock Value Fund”) (indicating that BlackRock employs a strategy for that fund similar to the strategy BlackRock proposes to employ for the Value Portfolio) and the strategy and performance of the BlackRock SAE International Tilts Composite (the “BlackRock Composite”) (indicating that BlackRock employs a strategy for that composite of accounts similar to the strategy BlackRock proposes to employ for the International Portfolio and the Foreign Portfolio).

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Sub-Advisory Agreements in private session with such counsel at which no representatives of management or the Adviser or BlackRock were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreements.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided by BlackRock, noting that they had experience with BlackRock because it serves as a sub-adviser to four other portfolios of the Fund. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolios, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance program of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the Sub-Adviser.

Investment Performance

The Board considered the performance of the BlackRock Value Fund, which utilizes a strategy similar to the new strategy proposed for the Value Portfolio, relative to that of the Portfolio’s peer group and benchmark index. The Directors noted that the BlackRock Value Fund underperformed the Value Portfolio’s peer group median and benchmark index for the year-to-date and 1- year periods ended September 30, 2019, but outperformed both the peer group median and benchmark index for the 3- and 5- year periods ended September 30, 2019. A representative of the Adviser indicated that the Adviser is recommending BlackRock because Blackrock is a sub-adviser that has a repeatable process with a reasonable likelihood of success. The representative noted that the BlackRock Value Fund 3- and 5-year performance was in the 13th and 26th percentile, respectively of its peer group. The Directors concluded that BlackRock has the ability to manage the Value Portfolio effectively.

The Board considered the performance of the BlackRock Composite, which utilizes a strategy similar to the new strategy proposed for the International Portfolio, relative to that of the Portfolio’s peer group and benchmark index. The Directors noted that the BlackRock Composite underperformed the International Portfolio’s benchmark index, but outperformed its peer group median, for the 1- year period ended September 30, 2019. They also noted that, for the year-to-date, 3- and 5- year periods ended September 30,

179	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

2019, the BlackRock Composite outperformed both the peer group median and benchmark index. A representative of the Adviser indicated that the Adviser is recommending BlackRock because Blackrock is a sub-adviser that has a repeatable process with a reasonable likelihood of success. The representative noted that the BlackRock Composite 3- and 5-year performance was in the 7th percentile of its peer group for both periods. The Directors concluded that BlackRock has the ability to manage the International Portfolio effectively.

The Board considered the performance of the BlackRock Composite, which utilizes a strategy similar to the new strategy proposed for the Foreign Portfolio, relative to that of the Portfolio’s peer group and benchmark index. The Directors noted that the BlackRock Composite underperformed the Foreign Portfolio’s benchmark index, but outperformed its peer group median, for the 1- year period ended September 30, 2019. They also noted that, for the year-to-date, 3- and 5- year periods ended September 30, 2019, the BlackRock Composite outperformed both the peer group median and benchmark index. A representative of the Adviser indicated that the Adviser is recommending BlackRock because Blackrock is a sub-adviser that has a repeatable process with a reasonable likelihood of success. The representative noted that the BlackRock Composite 3- and 5-year performance was in the 7th percentile of its peer group for both periods. The Directors concluded that BlackRock has the ability to manage the Foreign Portfolio effectively.

Fees and Expenses, Profitability, & Economies of Scale.

The Directors noted that although the Value Portfolio’s proposed new advisory fee, which is less than the current fee, is higher than the average for its peer group, the pro forma net expenses ratio is below the peer group average. The Directors noted that the International Portfolio’s proposed new advisory fee and pro forma net expense ratio are each below the peer group average. The Directors noted that the Foreign Portfolio’s proposed new advisory fee is below the average for its peer group, while the pro forma net expense ratio is slightly higher than the peer group average.

The Directors also reviewed charts showing how the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser.

The Directors remarked that because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolio from the sub-advisory arrangement with the Sub-Adviser should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding each of the proposed Sub-Advisory Agreements, in addition to the conclusions set forth above: (a) the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Sub-Advisory Agreements.

180	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

In addition, at the meeting held on November 14, 2019, The Board, including a majority of the Independent Directors, approved an amendment to the advisory agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Ohio National Fund, Inc. (the “Fund”) for the purpose of adding the ON Federated Total Return Bond Portfolio (the “Portfolio”) to the Portfolios managed by the Adviser under the Advisory Agreement. The Directors also approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Federated Investment Management Company (“Federated”) for the Portfolio.

The Directors noted that the Adviser will be responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has day-to-day responsibility for the decisions made for the Portfolio. They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance data for funds employing strategies similar to that of the Portfolio ; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.

The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the new Sub-Advisory Agreement in a private session with such counsel at which no representatives of management, the Adviser or the Sub-Advisers were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating adding the Portfolio to the Advisory Agreement and approving the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the new Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided to the Portfolio by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the Adviser.

The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser, noting that the Board has experience with the Sub-Adviser, as it is the Sub-Adviser for another portfolio of the Fund. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.

Investment Performance

The Directors reviewed the performance of a comparable fund managed by the Sub-Adviser that utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted that although it had underperformed its peer group median for the 1- year period ended September 30, 2019, the comparable fund had outperformed its peer group median for the year to date, 3- and 5- year periods ended September 30, 2019. They noted in particular that the comparable fund ranked in the top 10% for the 3- year period and the top 7% for the 5- year period. Based on this performance, the Directors

181	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

concluded that the Sub-Adviser has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, and the Adviser’s timeliness in responding to performance issues, with respect to the other portfolios of the Fund that are sub-advised.

Fees and Expenses

The Board reviewed the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. The chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser for each applicable Portfolio. The Directors relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors noted that the proposed advisory fee payable by the Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees were paid by the Adviser and not by the Portfolio, the Adviser is incentivized to negotiate a favorable fee. Accordingly, as to the Sub-Adviser, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. The Directors considered that, although the Portfolio’s proposed advisory fee was above the peer group average, the Portfolio’s projected net expense ratio was below the peer group average. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.

Profitability and Economies of Scale.

The Directors agreed that any projection of profit with respect to the Portfolio would be purely speculative at this time, as the Portfolio have not yet commenced operations. Accordingly, the profitability of the Adviser in connection with its relationship with the Portfolio was not a material factor in the Board’s deliberations.

The Directors noted that that advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the Portfolio’s assets increase. The Directors also noted that the Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering the Portfolio’s current size and potential for growth, the Board concluded that the Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.

After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio, in addition to the conclusions set forth above: (a) the Adviser and the Sub-Adviser possess the capability and resources to perform the duties required of them under the Advisory Agreement and Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser is appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and Sub-Adviser maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and the Sub-Advisory Agreement were in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

182	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2019 and held through December 31, 2019.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2019	Ending Investment Value 12/31/2019	Expenses Paid During Period* 7/1/2019 – 12/31/2019	Expense Ratio During Period 7/1/2019 – 12/31/2019 (Annualized)
ON Bond	$1,000.00	$1,039.20	$3.08	0.60%
ON BlackRock Balanced Allocation	$1,000.00	$1,074.60	$2.93	0.56%
ON International Equity	$1,000.00	$1,044.90	$4.43	0.86%
ON Foreign	$1,000.00	$1,029.70	$8.03	1.57%
ON Janus Henderson Forty	$1,000.00	$1,097.60	$4.07	0.77%
ON Janus Henderson Venture	$1,000.00	$1,035.90	$4.46	0.87%
ON Janus Henderson Enterprise	$1,000.00	$1,076.20	$4.97	0.95%
ON S&P 500® Index	$1,000.00	$1,107.20	$2.02	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,080.50	$4.04	0.77%
ON Federated High Income Bond	$1,000.00	$1,044.20	$4.07	0.79%
ON Nasdaq-100® Index	$1,000.00	$1,141.70	$2.21	0.41%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,086.20	$3.79	0.72%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,090.50	$4.69	0.89%
ON S&P MidCap 400® Index	$1,000.00	$1,067.30	$2.14	0.41%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,101.60	$4.18	0.79%
ON Risk Managed Balanced	$1,000.00	$1,089.60	$5.21	0.99%
ON Conservative Model	$1,000.00	$1,039.20	$1.44	0.28%
ON Moderately Conservative Model	$1,000.00	$1,049.30	$1.96	0.38%
ON Balanced Model	$1,000.00	$1,059.70	$1.87	0.36%
ON Moderate Growth Model	$1,000.00	$1,071.80	$2.30	0.44%
ON Growth Model	$1,000.00	$1,078.70	$2.46	0.47%

183	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2019	Ending Investment Value 12/31/2019	Expenses Paid During Period* 7/1/2019 – 12/31/2019	Expense Ratio During Period 7/1/2019 – 12/31/2019 (Annualized)
ON Bond	$1,000.00	$1,022.18	$3.06	0.60%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.38	$2.85	0.56%
ON International Equity	$1,000.00	$1,020.87	$4.38	0.86%
ON Foreign	$1,000.00	$1,017.29	$7.98	1.57%
ON Janus Henderson Forty	$1,000.00	$1,021.32	$3.92	0.77%
ON Janus Henderson Venture	$1,000.00	$1,020.82	$4.43	0.87%
ON Janus Henderson Enterprise	$1,000.00	$1,020.42	$4.84	0.95%
ON S&P 500® Index	$1,000.00	$1,023.29	$1.94	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.32	$3.92	0.77%
ON Federated High Income Bond	$1,000.00	$1,021.22	$4.02	0.79%
ON Nasdaq-100® Index	$1,000.00	$1,023.14	$2.09	0.41%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.58	$3.67	0.72%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.72	$4.53	0.89%
ON S&P MidCap 400® Index	$1,000.00	$1,023.14	$2.09	0.41%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,021.22	$4.02	0.79%
ON Risk Managed Balanced	$1,000.00	$1,020.21	$5.04	0.99%
ON Conservative Model	$1,000.00	$1,023.79	$1.43	0.28%
ON Moderately Conservative Model	$1,000.00	$1,023.29	$1.94	0.38%
ON Balanced Model	$1,000.00	$1,023.39	$1.84	0.36%
ON Moderate Growth Model	$1,000.00	$1,022.99	$2.24	0.44%
ON Growth Model	$1,000.00	$1,022.84	$2.40	0.47%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2019, that were incurred for the 2019 tax year, that qualify for the corporate dividends received deduction are as follows:

ON Bond	0.00%
ON BlackRock Balanced Allocation	36.81%
ON International Equity	0.00%
ON Foreign	0.82%
ON Janus Henderson Forty	41.69%
ON Janus Henderson Venture	0.00%
ON Janus Henderson Enterprise	35.59%
ON S&P 500® Index	100.00%
ON BlackRock Advantage Large Cap Value	64.21%
ON Federated High Income Bond	0.00%
ON Nasdaq-100® Index	100.00%

ON BlackRock Advantage Large Cap Core	100.00%
ON BlackRock Advantage Small Cap Growth	100.00%
ON S&P MidCap 400® Index	100.00%
ON BlackRock Advantage Large Cap Growth	35.81%
ON Risk Managed Balanced	18.12%
ON Conservative Model	7.48%
ON Moderately Conservative Model	14.72%
ON Balanced Model	22.65%
ON Moderate Growth Model	35.58%
ON Growth Model	52.33%

184	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2019:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
ON International Equity	$1,468,876	$0.0488	98.19%
ON Foreign	$174,513	$0.1115	97.11%
ON Conservative Model	$7,697	$0.0011	2.64%
ON Moderately Conservative Model	$52,254	$0.0027	7.34%
ON Balanced Model	$514,370	$0.0053	15.55%
ON Moderate Growth Model	$1,202,946	$0.0071	24.53%
ON Growth Model	$318,563	$0.0088	37.11%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

(4)	Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 40 Act, the Investment Company Liquidity Risk Management Programs Rule. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Fund’s Board approved the Fund’s LRMP at its regular board meeting on August 17, 2018, including the appointment of the Fund’s adviser, Ohio National Investments, Inc. (“ONI”) as the administrator of the LRMP. At the Board’s regular meeting on November 14, 2019, ONI provided a report to the Fund’s Board on the operation and effectiveness of the LRMP after its first year of operation. ONI manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, ONI has contracted with a third party provider of liquidity monitoring services. ONI supplies portfolio-level data and certain assumptions to this provider which it uses to determine preliminary classifications. Once these preliminary classifications are received by ONI, ONI personnel review the information, reconcile it with Fund sub-advisers, and where appropriate take sub-adviser input into account in determining final classifications.

The LRMP effectively managed the Fund’s liquidity risks throughout calendar year 2019. During this period, no Portfolio held less than 99% of its total net assets in highly liquid investments. Because every Portfolio consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any portfolio, and all were well under their illiquid investment limitations. Additionally, no events that would require the filing of From N-LIQUID occurred.

185	(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2019 (Unaudited)

(5)	Other Disclosures

The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC’s website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-Port Part F. Form N-Port Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission. The Fund’s Forms N-Port Part Fs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

186

Ohio National Fund, Inc.

Information about Directors and Officers	December 31, 2019 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent
Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	77	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	21	Professor Emeritus, Finance: University of Cincinnati (January 2014 - present); Honorary Consul; Republic of Bulgaria (2019 - present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	65	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	21	Founder/Managing Director: West Capital Partners LLC (2010 - present), Ludlow Ward Capital Advisors LLC (2005 - 2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	61	Chairman and Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	21	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	71	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	21	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).

Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	80	Director	Indefinite; Since July 1997	21	Insurance industry consultant (April 2010 - December 2015), President: Ohio National Fund, Inc. (1997 - 2010); Director and Vice Chairman: ONLIC (1997 - 2010); President and CEO: NSLA (2002 - 2010); Director: NSLA.

Officers

Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	60	President	Indefinite; Since March 2017		Senior Vice President and Chief Product Officer: ONLIC (September 2018 - Present); President: NSLAC (May 2016 - Present); Senior Vice President and Head of Annuities SBU: ONLIC (January 2016 - September 2018); Senior Vice President, Chief Risk Officer: ONLIC (September 2015 - December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012 - September 2015)

Paul J. Gerard One Financial Way Cincinnati, Ohio	60	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - present); Senior Vice President, Investments: ONLIC (July 2012 - December 2015)

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	December 31, 2019 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

R. Todd Brockman One Financial Way Cincinnati, Ohio	51	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014 - present); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	45	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Senior Associate Counsel: ONLIC (January 2011 - January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	47	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 - present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management (“FCM”) (August 2016 - December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC (“Suffolk”) (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).

Daniel P. Leming One Financial Way Cincinnati, Ohio	34	Assistant Treasurer	Indefinite; Since March 2016		Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

188

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Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 8-19

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, uponrequest, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.
	Audits of the Portfolios:
	Fiscal year ended December 31, 2019:	$310,500
	Fiscal year ended December 31, 2018:	$354,600

(b)	Audit-Related Fees.
	Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:
	Fiscal year ended December 31, 2019:	$13,000
	Fiscal year ended December 31, 2018:	$ 8,000

(c)	Tax Fees.
	Fiscal year ended December 31, 2019:	$153,850
	Fiscal year ended December 31, 2018:	$118,875

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2019 and 2018, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not Applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not Applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
March 4, 2020

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 4, 2020